                                        OMB APPROVAL
                                        OMB Number: 3235-0570
                                        Expires: October 31, 2006
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                                        hours per response. . . . . . .19.3

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-05547
                                   ------------------------------------
          Laudus Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
          3435 Stelzer Road, Columbus, OH  43219-8006
-------------------------------------------------------------------------------
                  (Address of principal executive offices)      (Zip code)
          BISYS Fund Services, 3435 Stelzer Road,Columbus, OH 43219-8006
--------------------------------------------------------------------------------
                         (Name and address of agent for service)
Registrant's telephone number, including area code: 614-470-8000

Date of fiscal year end: March 31, 2004

Date of reporting period: March 31, 2004

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

      Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT                                                 Laudus (LOGO)
March 31, 2004                                                 Funds




                                      C O M M A N D    P E R F O R M A N C E(TM)




U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund

INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Small Capitalization Fund
Laudus Rosenberg European Fund

LONG/SHORT EQUITY FUNDS
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund






Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.

Charles Schwab Investment Management, Inc. is the Investment Adviser to the Funds and AXA Rosenberg Investment Management LLC is the Subadviser.

Table of Contents



 1 OUR MESSAGE FOR YOU                                           FINANCIAL STATEMENTS
                                                             19  Statements of Portfolio Investments
 2 MANAGEMENT'S DISCUSSION                                   104 Statements of Assets and Liabilities
                                                             106 Statements of Operations
   U.S. EQUITY FUNDS                                         108 Statements of Changes in Net Assets
   PERFORMANCE AND FUND FACTS                                116 Financial Highlights
                                                             120 Notes to Financial Statements
 8 Laudus Rosenberg U.S. Large Capitalization Fund
 9 Laudus Rosenberg U.S. Large Capitalization Growth Fund    130 REPORT OF INDEPENDENT REGISTERED
10 Laudus Rosenberg U.S. Discovery Fund                          PUBLIC ACCOUNTING FIRM
11 Laudus Rosenberg U.S. Small Capitalization Fund
                                                             131 OTHER INFORMATION
   INTERNATIONAL EQUITY FUNDS
   PERFORMANCE AND FUND FACTS                                132 TRUSTEES AND OFFICERS OF LAUDUS TRUST

12 Laudus Rosenberg International Equity Fund                134 DEFINITIONS AND TERMS
13 Laudus Rosenberg International Small Capitalization Fund
14 Laudus Rosenberg European Fund

   LONG/SHORT EQUITY FUNDS
   PERFORMANCE AND FUND FACTS

15 Laudus Rosenberg U.S. Large/Mid Capitalization
   Long/Short Equity Fund
16 Laudus Rosenberg Global Long/Short Equity Fund
18 Laudus Rosenberg Value Long/Short Equity Fund




NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.555.5737.

Effective March 30, 2004, the Trust changed its name to the Laudus Trust. Each of the Funds is a series of the Laudus Trust (the "Trust"), an openend management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Subadviser to the Funds. The Funds are distributed by Laudus Distributor, Inc.

                                                   Laudus Funds Annual Report  1

Our Message for You

                     We at Schwab and AXA Rosenberg are very pleased to be partnering under the Laudus Fund brand. We see tremendous value in the AXA Rosenberg product lines, and we are proud to have its entire family of U.S. mutual funds under the Laudus umbrella. The goal of the funds is to continue to deliver consistent and sustainable returns by applying the time-tested AXA Rosenberg investment process across a variety of investment strategies for the equity-focused investor.

                     We are excited about the opportunities this presents. Over the past decade, AXA Rosenberg has worked hard to broaden its reach through the launch of new funds, enabling the company to bring its global investment expertise to U.S. mutual fund investors. By joining efforts, we at Schwab and AXA Rosenberg expect to expand the Laudus product line in an effort to offer our Laudus Rosenberg investors access to unique strategies that historically have delivered strong performance over the long-term.

                     Both companies continue to be committed to serving you well. In fact, it was with our shareholders in mind that we closed the U.S. Small Capitalization Fund to new investors last fall when it crossed the $1 billion mark. We did this so the fund remains true to its goal of maximizing the investment opportunity and potential returns for existing shareholders for as long as possible.

                     We recognize that your investment reflects the trust you have placed in those of us responsible for managing your wealth, and it is a responsibility that we assume with the utmost integrity. Although the funds have a new name, day-to-day management is still performed by the same portfolio team using the same rigorous investment process. We do not expect this or our commitment to our shareholders to change. Nothing is more important to us than your trust. Thank you for investing with us.

                     -s- Jana D. Thompson

                     -s- Edward H. Lyman
(Photo)
Jana D. Thompson,

President, Laudus Funds

(Photo)

Edward H. Lyman,

President, AXA Rosenberg Group

2  Laudus Funds Annual Report

Management's Discussion for the year ended March 31, 2004

U.S. MARKET OVERVIEW

After falling for three consecutive years, stocks posted positive returns in 2003 and the good news spread into first quarter 2004. More specifically, the S&P 500(R) Index was up 35.12%, while the Russell 2000(R) Index was up 63.83% for the fiscal year. The Russell 2500(TM) Index, which covers the small- to mid-cap segment of the U.S. equity universe, also did well, up 60.64%. These numbers indicate that the strength in small-cap equities, which was evident through most of 2003, continued into 2004. In terms of style, value stocks led growth stocks during 2003, but value lost some of its sheen in the most recent quarter.

While the economy officially emerged from recession in 2001, the recovery did not fully materialize until 2003. And it was not until late in 2003 that investors started buying companies with good solid fundamentals. During this time, both the manufacturing and services sectors exhibited strong growth, while capital spending showed signs of life amid rising corporate profits.

Despite rising oil prices and sluggish job growth, consumer spending was robust. This was due, in part, to growth in personal income from 2003 tax cuts. Strong consumer spending also was partially attributable to the availability of refinancing money, as the housing sector continued to benefit from low interest rates. When these factors were combined with increased inventory rebuilding, following years of stockpile depletion, it appeared that the economy, indeed, was back on track.

The economy continued to expand in first quarter 2004, albeit at a more moderate pace. Businesses added to their inventories, factory orders rose amid the pick-up in capital spending and production gained some strength. Additionally, retail sales continued to rise (despite a mid-quarter pause in the upward trend in consumer confidence), and mortgage-refinancing activity jumped again, following another drop in mortgage rates.

INTERNATIONAL MARKET OVERVIEW

The international equity markets, much like their counterparts in the U.S., rallied over the report period, as signs of an economic recovery more than offset investors' fears about geopolitical events. Also fueling the markets were expectations of continued corporate profits and buoyed consumer sentiment.

IN EUROPE, the strength was evident, as the MSCI Europe Index was up 54.60% for the period. The dollar continued to depreciate versus the euro toward the end of the year, which was positive for stock returns, but the situation reversed itself slightly in first quarter 2004. At the end of the period the euro was worth $1.22, versus $1.28 earlier in the report period. During this time, the Bank of England lowered rates to 3.50% and then raised them to 3.75% in November and to 4% in February.

Positive economic news boosted market sentiment, despite the Parmalat scandal (called "Europe's Enron scandal"). Consumer confidence moved in the right direction, with European retailers reporting good holiday numbers. Interestingly, there was some divergence in performance between Europe and England, with the latter's economy stronger than that of the Continent's. Within Europe, France and Germany were not as strong as some of the smaller nations.

IN JAPAN, stocks made strong gains, with the MSCI Japan Index up 47.93% for the period. This strong number reflected the sense of optimism that the worst may be over in terms of both business and consumer confidence. Concerns about the bombing in Spain caused the market to correct somewhat at the end of the period, but the Nikkei still reached 12,000 for the first time in more than two years. The yen appreciated 7.30% against the dollar over the period, while GDP growth for the most recent quarter also was impressive at 7%, the highest it has been in a long while.

IN THE PACIFIC RIM, ex Japan, the story was more similar to what occurred in Europe. Consumer confidence was up and businesses showed strength. The best performing countries in the region over the past year were New Zealand and Hong Kong, followed by Singapore and Australia.

Management's Discussion continued

                                                   Laudus Funds Annual Report  3

U.S. EQUITY FUNDS PERFORMANCE OVERVIEW

The four U.S. Equity Funds performed well over the year, with all contributing positively to results. The Laudus Rosenberg U.S. Large Capitalization Growth Fund, however, was the only fund to beat its benchmark, the Russell 1000(R) Growth Index, which was up 32.18% for the year. Small-cap stocks led the way for most of the year, outperforming their large-cap counterparts. This was evidenced by the Russell 2000(R) Index, which was up 63.83% for the year, while large-cap stocks, as measured by S&P 500(R) Index, were up 35.12%. Value was the winner over growth in both the large- and small-cap categories, with all the Russell Value indices outperforming their respective growth indices.

TOTAL RETURNS BELOW are for the year ended 3/31/04. For performance details see pages 8-11.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
--------------------------------------------------------
AXLIX                 AXLVX            Russell
Institutional shares  Investor shares  1000(R) Index
32.33%                31.89%           36.37%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
--------------------------------------------------------
REDIX                 REFIX            Russell 1000(R)
Institutional shares  Investor shares  Growth Index
32.84%                14.50%(1)        32.18%

LAUDUS ROSENBERG U.S. DISCOVERY FUND(2,3)
--------------------------------------------------------
RDISX                 RDIVX            Russell
Institutional shares  Investor shares  2500(TM) Index
55.90%                55.22%           60.64%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(2,3)
-------------------------------------------------------------------
(closed to new investors)
                                                       Russell
USCIX                 LIFUX           BRSCX            2000(R)
Institutional shares  Adviser shares  Investor shares  Index
56.83%                56.53%          56.40%           63.83%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any Index.

(1) Cumulative return since inception of Investor Shares on August 15, 2003.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average.

(3) The recent growth rate in the small capitalization market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND. Performance of the Laudus Rosenberg U.S. Large Capitalization Fund picked up over the year, but still was 4.04% shy of its benchmark, the Russell 1000(R) Index. The fund was hurt by its below benchmark beta and our tendency to hold stocks with better than average trailing price momentum. In addition the fund was underweight in the strong performing IT hardware industry for most of the year. These three features were closely linked as the beaten-down technology stocks featured the highest betas. Our stock selection models found that many of these stocks were not priced attractively relative to their likely future earnings.

Working in the fund's favor were a modest value tilt, overall industry weightings and slightly lower average-weighted market capitalization than the benchmark. Overweight positions in construction, miscellaneous finance and insurance helped, but not enough to offset negative contributions from underweight positions in pharmaceuticals, tobacco and paper. Stocks held in the fund that did especially well include Bank One and J.P. Morgan Chase.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND. On February 1, 2004, the fund's objective changed from a focus on large-cap stocks to a focus on large-cap growth stocks. For this reason, performance for the first ten months is compared to the S&P 500(R) Index. For the final two months, performance is compared to the Russell 1000(R) Growth Index.

The Laudus Rosenberg U.S. Large Capitalization Growth Fund underperformed its blended benchmark the S&P 500(R) Index and the Russell 1000(R) Growth Index by 0.81% (blended benchmark was 33.65%). The underperformance was a result of selecting stocks with expected earnings-growth profiles that were more attractively

Management's Discussion continued

4  Laudus Funds Annual Report

priced than the higher-valuation stocks that led the market for much of 2003.

The fund's underweight positions in drugs and pharmaceuticals, IT hardware and software, and overweight positions in miscellaneous finance helped boost performance, and more than offset the damage done by underweight positions in real estate investment trusts (REITS) and overweight positions in communications utilities. Stocks held in the fund that did especially well include Aetna and medical-equipment maker Boston Scientific.

LAUDUS ROSENBERG U.S. DISCOVERY FUND. Performance of the Laudus Rosenberg U.S. Discovery Fund, a mid/small-cap fund, lagged its benchmark, the Russell 2500(TM) Index, by 4.74% for the year. The fund was hurt by its below benchmark beta and our tendency to hold stocks with better than average trailing price momentum. In addition the fund was underweight in the strong performing IT hardware industry for most of the year. These three features were closely linked as the beaten-down technology stocks featured the highest betas. Our stock selection models found that many of these stocks were not priced attractively relative to their likely future earnings.

Mid- and small-cap stocks were the market leaders and the fund, which has a value tilt, also benefited from value being more in favor than growth. The fund's overweight positions in construction and homebuilding, insurance, and land and water transportation also contributed positively to fund performance. As a result, the fund's performance relative to the benchmark improved during the second half of the period. Stocks held in the fund that did especially well include oil transportation companies Frontline Ltd. and Teekay Shipping.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND. The Laudus Rosenberg U.S. Small Capitalization Fund underperformed its benchmark, the Russell 2000(R) Index, by 7.00% for the period. The fund was hurt by our below benchmark beta and our tendency to hold stocks with better than average trailing price momentum. In addition the fund was underweight in the strong performing IT hardware industry for most of the year. These three features were closely linked as the beaten-down technology stocks featured the highest betas. Our stock selection models found that many of these stocks were not priced attractively relative to their likely future earnings.

Small-cap stocks were the market leaders and the fund, which had a modest value tilt, also benefited from value being more in favor than growth. The fund's overweight positions in insurance, instruments, textiles and apparel, and land and water transportation also contributed positively to performance. Stocks held in the fund that did especially well include Novastar Financial and oil-transportation firm General Maritime. Longer term, using annualized returns, the fund has outperformed the benchmark by 6.33% over the trailing three year period, 6.22% over five years, and 5.48% over ten years.

INTERNATIONAL EQUITY FUNDS PERFORMANCE OVERVIEW

Through much of 2003, the earnings profile of companies took a back seat to investors' growing desire to get back into the market. As a result, high-beta stocks, which exhibit high volatility relative to the overall market and, therefore, move the most in a rebounding market, fared best. Toward the end of the year and into 2004, investors shied away from beaten-down and high-beta technology growth stocks, and focused on other factors, including earnings. And as the economy showed signs of improvement, the industries benefiting included telecommunications, retail and insurance.

Management's Discussion continued

                                                   Laudus Funds Annual Report  5

TOTAL RETURNS BELOW are for the year ended 3/31/04. For performance details see pages 12-14.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
------------------------------------------------
                                       MSCI
REQIX                 RIEIX            EAFE(R)
Institutional shares  Investor shares  Index
53.81%                53.61%           58.15%

LAUDUS ROSENBERG INTERNATIONAL SMALL
CAPITALIZATION FUND(1)
------------------------------------------------
ICSIX                 RISIX
Institutional shares  Investor shares  NGSCexUS(R)
77.37%                76.91%           80.20%

LAUDUS ROSENBERG EUROPEAN FUND
------------------------------------------------
                                       MSCI
AEUIX                 AXEIX            Europe
Institutional shares  Investor shares  Index
56.01%                13.22(2)         54.60%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

The recent growth rate in the global market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Investors cannot invest directly in any Index.

International investing involves increased risk and volatility.

(1) Small capital funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average.

(2) Cumulative return since inception of the Investor Shares on November 21, 2003.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND. The fund was up 53.81% for the year, but still lagged its benchmark, the MSCI EAFE(R) Index, by 4.34%.

Performance was hurt by the tendency to hold stocks with better than average price momentum. Industry exposures also hurt overall, especially underweight positions in the pharmaceutical, retail and IT hardware industries. Holdings in Germany's Volkswagen AG and Japanese mobile-phone operator, NTT Docomo, hurt performance during this period.

The fund recouped some of the negative alpha in first-quarter 2004 as company fundamentals began to recapture investors' attention. The fund's value bias helped over the entire period.

Specific stocks that did well include UK financial news company Reuters Group Plc and German banking giant, Deutsche Bank AG.

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND. Small-cap equities continued to lead the market, as more signs pointed to an economic recovery. The fund was up 77.37% for the fiscal year, but still underperformed its benchmark, the NGSCexUS(R) Index, by 2.83%. This was largely attributable to its underweight and overweight positions. Fund performance was most hurt by being underweight in the restaurant, hotel and retail sectors. More specifically, the fund's holdings in Banque Nationale De Belgique, and UK online travel agent, Lastminute.com Plc, hurt performance.

The fund's value tilt in a market that favored value helped to boost performance for the period. The fund also saw gains from its holdings in UK consulting-services company Savills and French wire maker Nexans. Longer term, using annualized returns, the fund has outperformed the benchmark by 0.58% over the trailing three year period and 3.57% over five years.

LAUDUS ROSENBERG EUROPEAN FUND.

The fund exceeded its benchmark, the MSCI Europe Index, by 1.41% during the report period. Industries that did well included oil and coal, defense, consumer staples, utilities, and finance. The fund especially benefited from its exposure to miscellaneous finance and banks, with two of its largest holdings in this area being Deutsche Bank and Union Bank of Switzerland. The fund also benefited from its exposure to construction and homebuilding companies, as the British housing market was as strong as that of the U.S. Working against the fund was the underperforming health care sector, as the fund held a large position in Roche.

Management's Discussion continued

6  Laudus Funds Annual Report

Working in the fund's favor were a modest value tilt and slightly lower average weighted market capitalization than the benchmark. In terms of style, the spread between value/growth narrowed over the period, but value was slightly stronger, giving the fund a small boost in performance.

LONG/SHORT EQUITY FUNDS PERFORMANCE OVERVIEW

All the long/short funds underperformed their benchmarks. The trailing one-year period proved to be difficult for the long/short strategies, as investors' focus seemed not to be on earnings. Environments like this tend to be less favorable to long/short strategies, that seek to benefit from investors' active reconciliation of current prices with future earnings prospects. Both the Laudus Rosenberg Value Long/Short Equity Fund and the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund benefited somewhat from their value tilts, as did all but one of the sub-portfolios in the Laudus Rosenberg Global Long/Short Equity Fund. Nonetheless, these smaller "style-related" gains were not enough to overcome losses elsewhere in the portfolios.

TOTAL RETURNS BELOW are for the year ended 3/31/04. For performance details see pages 15-18.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND
-----------------------------------------------------
SSMNX                 RMNIX
Institutional shares  Investor shares  90-Day T-Bills
-6.17%                -6.46%           0.96%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND(1)
-----------------------------------------------------
MSMNX                 RMSIX
Institutional shares  Investor shares  90-Day T-Bills
-4.80%                -5.08%           0.96%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
-----------------------------------------------------
BMNIX                 BRMIX
Institutional shares  Investor shares  90-Day T-Bills
-5.82%                -5.94%           0.96%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any Index.

Investments in Long/Short funds are more volatile and risky than some other forms of investments. Since they have both a long and a short portfolio, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.

Since risk in the Long/Short Funds relate specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the Long/Short Funds because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(1) International investing involves increased risk and volatility.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND. The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund underperformed its benchmark, the 90-day T-bill, by 7.13% for the year. The fund benefited from its largest long positions in insurance, banks, and mainframe/ minicomputers, but contribution to return from the largest industry positions wasn't enough to offset losses incurred elsewhere within the portfolio. Specifically, small short positions on communications utilities, commercial aircraft, and basic minerals were detrimental to total return. The single largest source of loss for the portfolio over the trailing year, however, was not related to its industry positioning but to its positioning on trailing performance. At the beginning of the period, stocks on the long side of portfolio had much stronger price momentum (trailing returns relative to the market) than did the shorts. However, for most of 2003, investors purchased stocks with the worst trailing performance (the most beaten down names), and the strategy suffered as a result in this change in price momentum. Longer term, using annualized returns, the fund has outperformed the benchmark by 3.14% over the trailing three year period and 0.64% over five years.

Management's Discussion continued

                                                   Laudus Funds Annual Report  7

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND. The Laudus Rosenberg Global Long/Short Equity Fund holds an equal-weighted combination of four strategies: a U.S. value long/short equity strategy, a U.S. large/mid cap long/short equity strategy, a U.S. growth long/short equity strategy, and a European long/short equity strategy. The global fund underperformed its benchmark, the 90-day T-bill, by 5.76%.

The industry exposure in the U.S. portion of the portfolio had no significant impact on returns. What did affect performance positively were the Fund's long positions in construction and mainframe/mini computers. The losses were incurred from the short positions on airlines and electric utilities. The U.S.-based strategies all suffered from investors purchasing beaten-down, high-beta stocks, with poor trailing performance.

The European portion of the strategy worked to offset losses in the U.S.-based portion of the portfolio, but its return was not enough to pull the entire Fund into positive territory. Long positions on IT hardware and construction, as well as a short position on software proved timely in Europe.

Longer term, using annualized returns, the fund has outperformed the benchmark by 5.86% over the trailing three year period.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND. The Laudus Rosenberg Value Long/Short Equity Fund underperformed its benchmark, the 90-day T-bill, by 6.78%. The key driver of negative returns was that investors had purchased beaten-down, high-beta stocks, with poor trailing performance during the report period. Several of the fund's largest short positions, including drugs and biotechnology also worked against performance, as these industries did well. Conversely, the fund's positions in construction and insurance worked in the fund's favor, as did the contribution from industry risk.

Longer term, using annualized returns, the fund has outperformed the benchmark by 5.90% over the trailing three year period and 1.24% over five years.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holding may have changed since the report date.

8  Laudus Funds Annual Report

U.S. Equity Funds Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------

(Bar Chart)

- Institutional Shares   32.33%                        5.57%                    n/a

- Investor Shares        31.89%                         n/a                   13.47%
- Russell 1000(R)
  Index                  36.37%                        7.31%                  14.74%


PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
--------------------------------


(Graph)

                                      3/31/2004         3/31/2003        6/19/2002
                                      ---------         ---------        ---------

  - Institutional Shares             $1,122,617           848,346        1,000,000
  - Russell 1000(R) Index            $1,170,099           858,032        1,000,000



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

                                   Institutional    Investor
FUND OVERVIEW(3)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     6/19/02          7/31/02
Total Net Assets ($ x 1,000)       44,301           590
Ticker Symbol                      AXLIX            AXLVX
Cusip                              51855Q101        51855Q853
NAV                                10.92            10.96
Expense Ratio(4)                   0.99%            1.24%

FUND CHARACTERISTICS(3)                             Long
-------------------------------------------------------------
Number of Securities                                180
Median Market Capitalization                        $32,017
  ($ x 1,000,000)
Portfolio Turnover (One year                        141.50%
  trailing)
Price to Earnings (P/E)                             18.49x
Price to Book (P/B)                                 2.51x
Price to Cash Flow                                  11.27x
Beta                                                0.98
Return on Equity                                    15.00%
Five-Year Earnings Growth                           9.49%
TOP EQUITY HOLDINGS(3) % of Net Assets              Long
-------------------------------------------------------------
Citigroup, Inc.                                     4.3%
J.P. Morgan Chase & Co.                             3.7%
The Home Depot, Inc.                                3.5%
Intel Corp.                                         3.2%
Wachovia Corp.                                      3.2%
ChevronTexaco Corp.                                 3.1%
Time Warner, Inc.                                   3.0%
Pfizer, Inc.                                        2.2%
Bank of America Corp.                               2.1%
Allstate Corp.                                      1.9%
Total                                               30.2%

PORTFOLIO COMPOSITION(3) % of Net Assets
-------------------------------------------------------------

SECTOR WEIGHTINGS

(Pie Chart)

- Consumer Discretionary 20.0%
- Consumer Staples 5.9%
- Energy 5.3%
- Financials 27.4%
- Health Care 11.6%
- Industrials 6.3%
- Information Technology 14.7%
- Materials 3.9%
- Telecommunications Service 1.9%
- Utilities 3.0%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

                                                   Laudus Funds Annual Report  9

U.S. Equity Funds Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Growth
Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------


(Bar Chart)

- Institutional Shares   32.84%              1.46%            -5.46%            n/a
- Investor Shares          n/a                n/a               n/a           14.50%(*)
- Russell 1000 Growth
  Index                  32.18%             -1.74%           -15.15%          12.84%


PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
---------------------------------


(Graph)                        3/31/2004     3/31/2003         3/31/2002         3/31/2000         6/7/2000
                               ---------     ---------         ---------         ---------         --------
- Institutional Shares          $807,234       607,674           785,944           772,864        1,000,000
- S&P 500(R) Index              $818,527       605,868           805,258           803,311        1,000,000
- Russell 1000 Growth Index     $569,892       431,153           588,686           600,698        1,000,000




PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

(*) Cumulative return since inception August 15, 2003.

                                 Institutional      Investor
FUND OVERVIEW(3)                    Shares           Shares
--------------------------------------------------------------
Initial Investment               $1 million       $2,500
Inception Date                   6/7/00           8/15/03
Total Net Assets ($ x 1,000)     5,006            1,479
Ticker Symbol                    REDIX            REFIX
Cusip                            51855Q200        51855Q846
NAV                              7.84             7.92
Expense Ratio(4)                 0.99%            1.39%

FUND CHARACTERISTICS(3)                           Long
--------------------------------------------------------------
Number of Securities                              192
Median Market Capitalization                      $50,028
  ($ x 1,000,000)
Portfolio Turnover (One year                      177.43%
  trailing)
Price to Earnings (P/E)                           23.41x
Price to Book (P/B)                               3.71x
Price to Cash Flow                                15.69x
Beta                                              1.03
Return on Equity                                  18.03%
Five-Year Earnings Growth                         10.37%

TOP EQUITY HOLDINGS(3) % of Net Assets            Long
--------------------------------------------------------------
Cisco Systems, Inc.                               4.0%
General Electric Co.                              3.8%
Intel Corp.                                       3.7%
Pfizer, Inc.                                      3.5%
Microsoft Corp.                                   2.8%
J.P. Morgan Chase & Co.                           2.6%
Tyco International Ltd                            2.4%
Boston Scientific Corp.                           2.2%
Johnson & Johnson                                 2.0%
Wal-Mart Stores, Inc.                             2.0%
Total                                             29.0%

PORTFOLIO COMPOSITION(3) % of Net Assets
--------------------------------------------------------------

SECTOR WEIGHTINGS

(Pie Chart)

- Consumer Discretionary 15.2%
- Consumer Staples 10.6%
- Energy 1.3%
- Financials 16.9%
- Health Care 21.8%
- Industrials 8.8%
- Information Technology 21.3%
- Materials 2.5%
- Telecommunications Service 0.9%
- Utilities 0.7%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

10  Laudus Funds Annual Report

U.S. Equity Funds Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------

(Bar Chart)

- Institutional Shares   55.90%                       16.92%                   n/a
- Investor Shares        55.22%                         n/a                  20.16%
- Russell 2500(TM)
  Index                  60.64%                       11.59%                 17.23%


PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
----------------------------------
(Graph)                       3/31/2004       3/31/2003         3/31/2002         9/4/2001
                              ---------       ---------         ---------         --------
- Institutional Shares       $1,494,534         958,649         1,112,519        1,000,000
- Russell 2500(TM) Index     $1,326,137         825,534         1,086,205        1,000,000


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

The recent growth rate in the small capitalization market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. Small Capitalization funds typically carry additional risks since smaller companies general have experienced a greater degree of market volatility than average.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

                                Institutional      Investor
FUND OVERVIEW(3)                   Shares           Shares
-------------------------------------------------------------
Initial Investment              $1 million       $2,500
Inception Date                  9/4/01           10/3/01
Total Net Assets ($ x 1,000)    98,077           2,581
Ticker Symbol                   RDISX            RDIVX
Cusip                           51855Q309        51855Q838
NAV                             14.71            14.66
Expense Ratio(4)                1.14%            1.39%

FUND CHARACTERISTICS(3)                          Long
-------------------------------------------------------------
Number of Securities                             692
Median Market Capitalization                     $1,622
  ($ x 1,000,000)
Portfolio Turnover (One year                     93.08%
  trailing)
Price to Earnings (P/E)                          22.71x
Price to Book (P/B)                              1.95x
Price to Cash Flow                               10.83x
Beta                                             0.92
Return on Equity                                 9.17%
Five-Year Earnings Growth                        4.92%
TOP EQUITY HOLDINGS(3) % of Net Assets           Long
-------------------------------------------------------------
Harris Corp.                                     1.1%
Invitrogen Corp.                                 1.1%
Vishay Intertechnology                           1.1%
Louisiana-Pacific Corp.                          1.1%
Telephone & Data Systems                         1.1%
Doral Financial Corp.                            1.0%
NCR Corp                                         1.0%
Humana Incorporated                              0.9%
Boise Cascade Corp.                              0.9%
Brunswick Corp.                                  0.9%
Total                                            10.2%

PORTFOLIO COMPOSITION(3) % of Net Assets
-------------------------------------------------------------

SECTOR WEIGHTINGS

(Pie Chart)

- Consumer Discretionary 22.0%
- Consumer Staples 3.0%
- Energy 4.4%
- Financials 19.8%
- Health Care 10.9%
- Industrials 16.8%
- Information Technology 14.1%
- Materials 5.3%
- Telecommunications Service 2.1%
- Utilities 1.6%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

                                                  Laudus Funds Annual Report  11

U.S. Equity Funds Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------
(Bar Chart)
- Institutional Shares       56.83%            15.88%      15.92%             n/a           n/a
- Adviser Shares             56.53%            15.61%        n/a              n/a         12.21%
- Investor Shares            56.40%            15.54%        n/a            13.22%          n/a
- Russell 2000(R) Index      63.83%             9.66%      10.44%            8.87%         7.92%



PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
---------------------------------------
(Graph)                       3/31/2004      3/31/2003       3/31/2002    3/31/2001     3/31/2000    3/31/1999
                              ---------      ---------       ---------    ---------     ---------    ---------
   - Institutional Shares    $4,379,507      2,792,519       3,368,516    2,718,300     2,753,118    2,095,925

   - Russell 2000(R) Index   $2,698,301      1,647,013       2,255,205    1,978,534     2,336,701    1,701,975




PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
---------------------------------------
(Graph)                        3/31/1998     3/31/1997       3/31/1996     3/31/1995     3/31/1994
                               ---------     ---------       ---------     ---------     ---------

   - Institutional Shares     $2,638,347     1,820,191       1,522,739     1,122,267     1,000,000

   - Russell 2000(R) Index    $2,032,336     1,431,080       1,361,538     1,054,995     1,000,000


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

The recent growth rate in the small capitalization market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. Small Capitalization funds typically carry additional risks since smaller companies general have experienced a greater degree of market volatility than average.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

                       Institutional      Adviser        Investor
FUND OVERVIEW(3)           Shares         Shares          Shares
--------------------------------------------------------------------
Initial Investment     $1 million      $100,000       $2,500
Inception Date         2/22/89         1/21/97        10/22/96
Total Net Assets       954,275         44,059         272,481
  ($ x 1,000)
Ticker Symbol          USCIX           LIFUX          BRSCX
Cusip                  51855Q408       51855Q739      51855Q820
NAV                    13.82           13.71          13.65
Expense Ratio(4)       1.14%           1.39%          1.48%

FUND CHARACTERISTICS(3)                               Long
--------------------------------------------------------------------
Number of Securities                                  826
Median Market Capitalization                          $825
  ($ x 1,000,000)
Portfolio Turnover                                    75.65%
  (One year trailing)
Price to Earnings (P/E)                               26.68x
Price to Book (P/B)                                   1.79x
Price to Cash Flow                                    11.91x
Beta                                                  0.93
Return on Equity                                      7.09%
Five-Year Earnings Growth                             14.13%
TOP EQUITY HOLDINGS(3) % of Net Assets                Long
--------------------------------------------------------------------
Novastar Financial, Inc.                              1.1%
Zale Corp.                                            0.9%
Terex Corp.                                           0.9%
New Century Financial                                 0.9%
R & G Financial Corp.                                 0.9%
Toro Co.                                              0.9%
Invacare Corp.                                        0.8%
Tommy Hilfiger Corp.                                  0.8%
Sylvan Learning Systems                               0.8%
Delphi Financial Group                                0.8%
Total                                                 8.8%

PORTFOLIO COMPOSITION(3) % of Net Assets
--------------------------------------------------------------------
SECTOR WEIGHTINGS

(Pie Chart)

- Consumer Discretionary 21.1%
- Consumer Staples 4.0%
- Energy 3.4%
- Financials 21.0%
- Health Care 11.3%
- Industrials 19.1%
- Information Technology 13.1%
- Materials 5.0%
- Telecommunications Service 0.9%
- Utilities 1.1%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

12  Laudus Funds Annual Report

International Equity Funds Performance and Fund Facts

Laudus Rosenberg International Equity Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------
(Bar Chart)
- Institutional Shares   53.81%           3.79%           -2.41%            n/a
- Investor Shares        53.61%           3.55%             n/a            0.16%
- MSCI EAFE(R) Index     58.15%           3.80%           -4.08%          -0.88%


PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
---------------------------------------
(Graph)                     3/31/2004   3/31/2003       3/31/2002        3/31/2001     6/7/2000
                            ---------   ---------       ---------        ---------     --------
 - Institutional Shares      $911,337     592,508         746,833          815,000    1,000,000
 - MSCI EAFE(R) Index        $853,057     539,398         700,990          762,806    1,000,000

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

The recent growth rate in the global market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. International investing involves increased risk and volatility.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

                                 Institutional      Investor
FUND OVERVIEW(3)                    Shares           Shares
--------------------------------------------------------------
Initial Investment               $1 million       $2,500
Inception Date                   6/7/00           12/5/00
Total Net Assets ($ x 1,000)     9,914            2,881
Ticker Symbol                    REQIX            RIEIX
Cusip                            51855Q507        51855Q812
NAV                              8.46             8.47
Expense Ratio(4)                 1.34%            1.59%

FUND CHARACTERISTICS(3)                           Long
--------------------------------------------------------------
Number of Securities                              321
Median Market Capitalization                      $18,608
  ($ x 1,000,000)
Portfolio Turnover                                107.02%
  (One year trailing)
Price to Earnings (P/E)                           24.26x
Price to Book (P/B)                               1.54x
Price to Cash Flow                                9.40x
Beta                                              0.88
Return on Equity                                  6.46%
Five-Year Earnings Growth                         -9.93%

TOP EQUITY HOLDINGS(3) % of Net Assets            Long
--------------------------------------------------------------
Roche Holding AG                                  2.5%
Royal Bank of Scotland                            2.2%
Vodafone Group Plc                                2.2%
ENI SPA                                           1.9%
Shell Transportation & Trading                    1.9%
Barclays Plc                                      1.8%
Deutsche Bank                                     1.7%
Nestle SA                                         1.7%
Koninklijke Phillips                              1.6%
Banco Santander                                   1.5%
Total                                             19.0%

PORTFOLIO COMPOSITION(3) % of Net Assets           Long
------------------------------------------------------------
SECTOR WEIGHTINGS

(Pie Chart)

- Consumer Discretionary 14.4%
- Consumer Staples 7.4%
- Energy 8.0%
- Financials 27.2%
- Health Care 7.0%
- Industrials 9.8%
- Information Technology 5.1%
- Materials 8.8%
- Telecommunications Service 6.4%
- Utilities 5.9%

------------------------------------------------------------
COUNTRY WEIGHTINGS

(Pie Chart)

- United Kingdom 25.5%
- Japan 23.4%
- France 8.9%
- Switzerland 7.3%
- Germany 6.7%
- Spain 5.7%
- Australia 4.7%
- Italy 4.0%
- Netherlands 3.0%
- Sweden 2.0%
- Hong Kong 1.9%
- Denmark 1.8%
- Finland 1.2%
- Other Countries 4.2%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

                                                  Laudus Funds Annual Report  13

International Equity Funds Performance and Fund Facts

Laudus Rosenberg International Small Capitalization
Fund Facts as of 3/31/04



AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------
(Bar Chart)
- Institutional Shares   77.37%         13.49%              7.99%            n/a
- Investor Shares        76.91%         13.15%               n/a            7.73%
- NGSC ex US Index       80.20%          9.92%              4.74%           4.80%


 PERFORMANCE OF A HYPOTHETICAL
 $1 MILLION INVESTMENT(1,2)
 ---------------------------------------
 (Graph)                       3/31/2004     3/31/2003    3/31/2002    3/31/2001    3/31/2000
                               ---------     ---------    ---------    ---------    ---------
 - Institutional Shares       $1,782,314     1,004,857    1,061,724    1,115,201    1,250,015
 - NGSC ex US Index           $1,417,131       786,421      860,177      899,878    1,070,013
 - Citigroup ex US EMI Index  $1,382,953       835,368    1,001,240    1,000,992    1,274,654



 PERFORMANCE OF A HYPOTHETICAL
 $1 MILLION INVESTMENT(1,2)
 ---------------------------------------
 (Graph)                       3/31/1999     3/31/1998    3/31/1997    9/23/1996
                               ---------     ---------    ---------    ---------
 - Institutional Shares       $  946,721     1,038,436    1,013,000    1,000,000
 - NGSC ex US Index           $  883,210       995,775      991,182    1,000,000
 - Citigroup ex US EMI Index  $1,026,096     1,057,212      977,314    1,000,000



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

The recent growth rate in the global market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. Small Capitalization funds typically carry additional risks since smaller companies general have experienced a greater degree of market volatility than average. International investing involves increased risk and volatility.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

                                                              Institutional      Investor
FUND OVERVIEW(3)                                                 Shares           Shares
--------------------------------------------------------------------------------------------
Initial Investment                                            $1 million       $2,500
Inception Date                                                9/23/96          10/29/96
Total Net Assets ($ x 1,000)                                  70,382           82,780
Ticker Symbol                                                 ICSIX            RISIX
Cusip                                                         51855Q606        51855Q796
NAV                                                           13.94            13.83
Expense Ratio(4)                                              1.49%            1.77%

FUND CHARACTERISTICS(3)                                                        Long
--------------------------------------------------------------------------------------------
Number of Securities                                                           749
Median Market Capitalization                                                   $801
 ($ x 1,000,000)
Portfolio Turnover                                                             102.50%
 (One year trailing)
Price to Earnings (P/E)                                                        33.26x
Price to Book (P/B)                                                            1.03x
Price to Cash Flow                                                             6.96x
Beta                                                                           0.87
Return on Equity                                                               3.12%
Five-Year Earnings Growth                                                      -6.24%

TOP EQUITY HOLDINGS(3) % of Net Assets                                         Long
--------------------------------------------------------------------------------------------
Eurazeo                                                                        0.9%
Novozymes A/S B                                                                0.9%
Fresenius AG                                                                   0.9%
Banca Popolare                                                                 0.9%
Rallye SA                                                                      0.9%
Bankgesellschaft                                                               0.9%
Valeo SA                                                                       0.9%
Nexans SA                                                                      0.8%
Fondairia-SAI SPA                                                              0.8%
General Geophysiq                                                              0.8%
Total                                                                          8.7%

PORTFOLIO COMPOSITION(3) % of Net Assets
------------------------------------------------------------
SECTOR WEIGHTINGS

(Pie Chart)

- Consumer Discretionary 23.8%
- Consumer Staples 6.2%
- Energy 1.2%
- Financials 20.5%
- Health Care 4.8%
- Industrials 21.4%
- Information Technology 6.6%
- Materials 14.0%
- Telecommunications Service 0.6%
- Utilities 0.9%

-----------------------------------------------------------
COUNTRY WEIGHTINGS

(Pie Chart)

- Japan  17.2%
- United Kindom 14.0%
- France 9.7%
- Italy 8.6%
- Spain 7.8%
- Canada 6.8%
- Germany 5.8%
- Australia 5.1%
- Switzerland 5.1%
- Denmark  3.8%
- Hong Kong 2.9%
- Netherlands 2.7%
- Singapore 2.2%
- Finland 2.1%
- Ireland 1.1%
- Sweden 1.1%
- Other Countries 4.0%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

14  Laudus Funds Annual Report

International Equity Funds Performance and Fund Facts

Laudus Rosenberg European Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------
(Bar Chart)
- Institutional Shares   56.01%                 6.03%                   n/a
- Investor Shares          n/a                   n/a                  13.22%*
- MSCI Europe Index      54.60%                 5.08%                 11.55%



PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
------------------------------------
(Graph)                     3/31/2004      3/31/2003     3/31/2002     7/23/2001
-------                     ---------      ---------     ---------     ---------
- Institutional Shares     $1,170,362        750,184       976,000     1,000,000
- MSCI Europe Index        $1,144,688        738,985       992,486     1,000,000



PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

The recent growth rate in the global market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. International investing involves increased risk and volatility. Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

(*) Cumulative return since inception November 21, 2003.

                                          Institutional    Investor
FUND OVERVIEW(3)                             Shares         Shares
--------------------------------------------------------------------
Initial Investment                        $1 million       $2,500
Inception Date                            7/23/01          11/21/03
Total Net Assets ($ x 1,000)              8,774            49
Ticker Symbol                             AEUIX            AXEIX
Cusip                                     51855Q705        51855Q788
NAV                                       11.24            11.69
Expense Ratio(4)                          1.24%            1.64%

FUND CHARACTERISTICS(3)                                    Long
--------------------------------------------------------------------
Number of Securities                                       148
Median Market Capitalization
 ($ x 1,000,000)                                         $35,470
Portfolio Turnover (One year trailing)                     66.93%
Price to Earnings (P/E)                                    18.04x
Price to Book (P/B)                                        1.67x
Price to Cash Flow                                         9.00x
Beta                                                       0.94
Return on Equity                                           9.61%
Five-Year Earnings Growth                                  -8.48%

TOP EQUITY HOLDINGS(3) % of Net Assets                     Long
--------------------------------------------------------------------
UBS AG                                                     4.3%
Roche Holding AG                                           4.2%
Vodafone Group Plc                                         3.6%
ENI SPA                                                    3.5%
Deutsche Bank                                              3.1%
Shell Trans & Trading                                      3.1%
Royal Bank of Scotland                                     2.9%
HBOS Plc                                                   2.8%
Unilever NV                                                2.7%
Barclays Plc                                               2.6%
Total                                                      32.8%

PORTFOLIO COMPOSITION(3) % of Net Assets
------------------------------------------------------------
SECTOR WEIGHTINGS

(Pie Chart)

- Consumer Discretionary 10.0%
- Consumer Staples 8.1%
- Energy 9.8%
- Financials 30.9%
- Health Care 9.0%
- Industrials 8.1%
- Information Technology 3.4%
- Materials 9.3%
- Telecommunications Service 4.8%
- Utilities 6.6%

------------------------------------------------------------
COUNTRY WEIGHTINGS

(Pie Chart)

- United Kingdom 38.7%
- Switzerland 12.4%
- France 11.3%
- Germany 10.8%
- Spain 8.0%
- Netherlands 5.7%
- Italy 4.4%
- Denmark 2.5%
- Sweden 1.7%
- Finland  1.5%
- Belgium 1.2%
- Other Countries 1.8%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

                                                  Laudus Funds Annual Report  15

Long/Short Equity Funds Performance and Fund Facts

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------
(Bar Chart)
- Institutional Shares             -6.17%           3.88%             4.51%              n/a
- Investor Shares                  -6.46%           3.55%              n/a              4.18%
- U.S. 90-day Treasury Bills        0.96%           3.24%             3.34%             3.32%


 PERFORMANCE OF A HYPOTHETICAL
 $1 MILLION INVESTMENT(1,2)
 ---------------------------------------
 (Graph)                         3/31/2004    3/31/2003   3/31/2002   3/31/2001   3/31/2000   3/31/1999  10/19/1998
                                 ---------    ---------   ---------   ---------   ---------   ---------  ----------
 - Institutional Shares         $1,271,767    1,355,395   1,200,498   1,099,378   1,154,631   1,051,381   1,000,000

 - U.S. 90-day Treasury Bills   $1,196,162    1,184,788   1,166,973   1,132,395   1,070,523   1,020,064   1,000,000


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

Investments in Long/Short funds are more volatile and risky than some other forms of investments. Since they have both a long and a short portfolio, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.

Since risk in the Long/Short Funds relate specifically to the manager's stock selection techniques and not to any systematic or economic-wide factors, the proper benchmark is as asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the Long/Short Funds because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return and investors do not bear the risk of losing their investment. The income received from T-bills is free from income tax.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.


                                                              Institutional    Investor
FUND OVERVIEW(3)                                              Shares           Shares
-------------------------------------------------------------------------------------------
Initial Investment                                            $1 million       $2,500
Inception Date                                                10/19/98         11/11/98
Total Net Assets ($ x 1,000                                   20,404           8,693
Ticker Symbol                                                 SSMNX            RMNIX
Cusip                                                         51855Q804        51855Q770
NAV                                                           10.80            10.86
Expense Ratio(4)                                              2.66%            3.06%

                                                              Long             Short
FUND CHARACTERISTICS(3)                                       Holdings         Positions
-------------------------------------------------------------------------------------------
Number of Securities                                          89               83
Median Market Capitalization ($ x 1,000,000)                  $15,505          $14,970
Portfolio Turnover (One year trailing)                        189.35%          156.2%
Price to Earnings (P/E)                                       16.61x           22.92x
Price to Book (P/B)                                           2.30x            3.04x
Price to Cash Flow                                            9.72x            14.47x
Beta                                                          0.83             0.84
Return on Equity                                              16.13%           7.29%
Five-Year Earnings Growth                                     18.19%           1.38%

                                                                               Long
TOP EQUITY HOLDINGS(3) % of Net Assets                                         Holdings
-------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                            3.9%
J.P. Morgan Chase & Co.                                                        3.3%
Prudential Financial, Inc                                                      3.0%
Bank of America Corp.                                                          2.9%
Pepsico, Inc.                                                                  2.6%
UnitedHealth Group, Inc.                                                       2.3%
Occidental Petroleum                                                           2.2%
Time Warner, Inc.                                                              2.0%
The Home Depot, Inc.                                                           2.0%
Sysco Corp.                                                                    2.0%
Total                                                                          26.2%
                                                                               Short
TOP EQUITY HOLDINGS(3) % of Net Assets                                         Positions
-------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                          -3.2%
Verizon Communications                                                         -3.0%
SBC Comm, Inc.                                                                 -3.0%
Fifth Third Bancorp                                                            -2.9%
Johnson & Johnson                                                              -2.8%
Merck & Company, Inc                                                           -2.6%
Gannett Co., Inc.                                                              -2.5%
HCA The Healthcare Comp                                                        -2.2%
Walgreen Co.                                                                   -2.0%
Eli Lilly and Company                                                          -2.0%
Total                                                                          -26.2%

PORTFOLIO COMPOSITION(3) % of Net Assets
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS

(Pie Chart)

- Consumer Discretionary 20.6%
- Consumer Staples 10.1%
- Energy 4.2%
- Financials 25.3%
- Health Care 12.1%
- Industrials 7.1%
- Information Technology 10.5%
- Materials 2.2%
- Telecommunications Service 2.5%
- Utilities 5.4%

------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS

(Pie Chart)

- Consumer Discretionary 13.8%
- Consumer Staples 13.4%
- Energy 2.7%
- Financials 12.3%
- Health Care 18.6%
- Industrials 7.3%
- Information Technology 17.5%
- Materials 2.9%
- Telecommunications Service 6.3%
- Utilities 5.2%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

16  Laudus Funds Annual Report

Long/Short Equity Funds Performance and Fund Facts

Laudus Rosenberg Global Long/Short Equity Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------
(Bar Chart)

- Institutional Shares   -4.80%           7.70%             5.46%              n/a
- Investor Shares        -5.08%            n/a               n/a              5.38%
- U.S. 90-day Treasury
   Bills                  0.96%           1.84%             2.40%             1.60%




PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
---------------------------------------
(Graph)                          3/31/2004   3/31/2003    3/31/2002   3/31/2001    9/29/2000
                                 ---------   ---------    ---------   ---------    ---------
  - Institutional Shares        $1,204,753   1,265,497    1,082,122     964,361    1,000,000

  - U.S. 90-day Treasury Bills  $1,086,612   1,076,280    1,060,097   1,028,685    1,000,000


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

Investments in Long/Short funds are more volatile and risky than some other forms of investments. Since they have both a long and a short portfolio, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.

Since risk in the Long/Short Funds relate specifically to the manager's stock selection techniques and not to any systematic or economic-wide factors, the proper benchmark is as asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the Long/Short Funds because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return and investors do not bear the risk of losing their investment. The income received from T-bills is free from income tax.

The recent growth rate in the global market has helped produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. International investing involves increased risk and volatility.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.

                                Institutional      Investor
FUND OVERVIEW(3)                   Shares           Shares
-------------------------------------------------------------
Initial Investment              $1 million       $2,500
Inception Date                  9/29/00          8/23/01
Total Net Assets ($ x 1,000)    12,527           8,533
Ticker Symbol                   MSMNX            RMSIX
Cusip                           51855Q879        51855Q754
NAV                             11.30            11.21
Expense Ratio(4)                2.99%            3.41%

                                Long             Short
FUND CHARACTERISTICS(3)         Holdings         Positions
-------------------------------------------------------------
Number of Securities            658              597
Median Market Capitalization    $7,641           $6,562
  ($ x 1,000,000)
Portfolio Turnover              175.85%          116.7%
  (One year trailing)
Price to Earnings (P/E)         22.81x           83.65x
Price to Book (P/B)             2.07x            2.89x
Price to Cash Flow              10.87x           18.02x
Beta                            1.12             0.96
Return on Equity                9.67%            3.42%
Five-Year Earnings Growth       6.01%            2.02%
                                                 Long
TOP EQUITY HOLDINGS(3) % of Net Assets           Holdings
-------------------------------------------------------------
The Home Depot, Inc.                             1.3%
J.P. Morgan Chase & Co.                          1.1%
McDonald's Corp.                                 1.1%
Nextel Communications Inc                        1.0%
American International Group                     1.0%
Federated Department Stores                      1.0%
Prudential Financial, Inc                        0.9%
International Game Tech                          0.9%
Genentech, Inc.                                  0.8%
Yahoo, Inc.                                      0.7%
Total                                            9.8%
                                                 Short
TOP EQUITY HOLDINGS(3) % of Net Assets           Positions
-------------------------------------------------------------
Fifth Third Bancorp                              -1.9%
Gillette Co.                                     -1.5%
Medtronic, Inc.                                  -1.4%
Kroger Co.                                       -1.2%
Amgen, Inc.                                      -1.1%
Wal-Mart Stores, Inc.                            -1.1%
Cintas Corp.                                     -0.9%
Maxim Integrated Products                        -0.9%
Abbott Labs                                      -0.8%
Cardinal Health, Inc.                            -0.8%
Total                                            -11.6%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

                                                  Laudus Funds Annual Report  17

Long/Short Equity Funds Performance and Fund Facts  continued

Laudus Rosenberg Global Long/Short Equity Fund Facts as of 3/31/04

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS

(Pie Chart)

- Consumer Discretionary 22.7%
- Consumer Staples 4.9%
- Energy 3.3%
- Financials 20.2%
- Health Care 11.4%
- Industrials 11.8%
- Information Technology 13.7%
- Materials 6.3%
- Telecommunications Service 2.2%
- Utilities 3.5%

------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS

(Pie Chart)

- Consumer Discretionary 19.1%
- Consumer Staples 8.6%
- Energy 3.7%
- Financials 16.0%
- Health Care 16.3%
- Industrials 10.6%
- Information Technology 13.9%
- Materials 4.6%
- Telecommunications Service 3.7%
- Utilities 3.5%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------
COUNTRY WEIGHTINGS--LONG HOLDINGS

(Pie Chart)

- United States 74.8%
- United Kingdom 8.3%
- France 4.0%
- Other Countries 3.3%
- Germany 2.4%
- Spain 2.3%
- Italy 1.7%
- Switzerland 1.7%
- Sweden 1.5%

------------------------------------------------------------
COUNTRY WEIGHTINGS--SHORT POSITIONS

(Pie Chart)

- United States 74.8%
- United Kingdom 8.1%
- France 3.1%
- Other Countries 3.1%
- Germany 3.0%
- Italy 2.4%
- Sweden 1.6%
- Belgium 1.4%
- Switzerland 1.3%
- Netherlands 1.2%

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

18  Laudus Funds Annual Report

Long/Short Equity Funds Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund Facts as of 3/31/04


AVERAGE ANNUAL TOTAL RETURNS(1,2)
------------------------------------------------------------
(Bar Chart)

- Institutional Shares   -5.82%           4.48%             2.26%              n/a
- Investor Shares        -5.94%           4.17%              n/a              1.94%
- U.S. 90-day Treasury
   Bills                  0.96%           3.24%             3.57%             3.57%


PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT(1,2)
---------------------------------------
(Graph)                         3/31/2004    3/31/2003    3/31/2002    3/31/2001   3/31/2000   3/31/1999   3/31/1998  12/16/1997
                                ---------    ---------    ---------    ---------   ---------   ---------   ---------  ----------

 - Institutional Shares        $1,150,826    1,221,943    1,044,715      920,232     793,556     924,143     997,000   1,000,000

 - U.S. 90-day Treasury Bills  $1,247,214    1,235,354    1,216,779    1,180,725   1,116,212   1,063,600   1,015,073   1,000,000

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT OUR WEBSITE AT WWW.LAUDUSFUNDS.COM.

Investments in Long/Short funds are more volatile and risky than some other forms of investments. Since they have both a long and a short portfolio, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.

Since risk in the Long/Short Funds relate specifically to the manager's stock selection techniques and not to any systematic or economic-wide factors, the proper benchmark is as asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. An investment in 90-day T-bills is different from an investment in the Long/Short Funds because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return and investors do not bear the risk of losing their investment. The income received from T-bills is free from income tax.

Investor cannot invest directly in any Index.

(1) Total return includes change in share price and reinvestment of distributions. Total return set forth reflects the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such cases, and without the waiver of fees, total return would have been lower.

(2) Does not reflect the deduction of taxes that a Shareholder would pay on Fund distributions and redemption of Fund shares.


                                          Institutional    Investor
FUND OVERVIEW(3)                          Shares           Shares
------------------------------------------------------------------------
Initial Investment                        $1 million       $2,500
Inception Date                            12/16/97         12/18/97
Total Net Assets ($ x 1,000)              95,541           34,081
Ticker Symbol                             BMNIX            BRMIX
Cusip                                     51855Q861        51855Q762
NAV                                       9.87             9.81
Expense Ratio(4)                          2.41%            2.68%

FUND CHARACTERISTICS(3)                   Long             Short
                                          Holdings         Positions
------------------------------------------------------------------------
Number of Securities                      509              437
Median Market Capitalization              $2,005           $1,980
 ($ x 1,000,000)
Portfolio Turnover                        76.36%           76.8%
 (One year trailing)
Price to Earnings (P/E)                   22.03x           -112.71x
Price to Book (P/B)                       2.04x            2.87x
Price to Cash Flow                        10.35x           23.65x
Beta                                      0.88             1.02
Return on Equity                          9.98%            -2.42%
Five-Year Earnings Growth                 5.69%            -0.73%

TOP EQUITY HOLDINGS(3) % of Net Assets                     Long
                                                           Holdings
------------------------------------------------------------------------
Foot Locker, Inc.                                          1.4%
Ryder System, Inc.                                         1.4%
Coventry Health Care Inc.                                  1.3%
Teekay Shipping Corp.                                      1.3%
Apollo Group Inc.                                          1.3%
Sunoco Inc                                                 1.3%
Brunswick Corp.                                            1.3%
Bausch & Lomb, Inc.                                        1.1%
GTECH Holdings Corp                                        1.1%
Constellation Energy Group                                 1.0%
Total                                                      12.5%

TOP EQUITY HOLDINGS(3) % of Net Assets                     Short
                                                           Positions
------------------------------------------------------------------------
Tootsie Roll Industries                                    -1.3%
MGM Grand, Inc.                                            -1.1%
Cintas Corp.                                               -1.1%
The Cheesecake Factory                                     -1.1%
Applera Corp-Applied Bio                                   -1.0%
Catalina Marketing Corp.                                   -1.0%
Plum Creek Timber Co Inc                                   -1.0%
Mercury Interactive Corp.                                  -1.0%
DeVry Inc.                                                 -0.9%
Whole Foods Market Inc.                                    -0.9%
Total                                                      -10.4%

PORTFOLIO COMPOSITION(3) % of Net Assets
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS

(Pie Chart)

- Consumer Discretionary 22.1%
- Consumer Staples 3.5%
- Energy 4.5%
- Financials 13.7%
- Health Care 13.2%
- Industrials 18.6%
- Information Technology 14.0%
- Materials 6.2%
- Telecommunications Service 1.4%
- Utilities 2.8%

------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS

(Pie Chart)

- Consumer Discretionary 19.1%
- Consumer Staples 4.2%
- Energy 4.8%
- Financials 16.0%
- Health Care 16.5%
- Industrials 14.3%
- Information Technology 13.0%
- Materials 6.4%
- Telecommunications Service 1.8%
- Utilities 3.8%


(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waiver by the Administrator.

                                                  Laudus Funds Annual Report  19

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND as of 3/31/04

SHARES                                            VALUE
----------------------------------------------------------
          COMMON STOCK -- 99.8%
          AIRCRAFT -- 0.2%
  2,400   Goodrich Corp. ....................  $    67,368
                                               -----------
          AUTOS -- 0.4%
  1,000   BorgWarner, Inc. ..................       84,830
  9,400   Delphi Corp. ......................       93,624
    400   Eaton Corp. .......................       22,476
                                               -----------
                                                   200,930
                                               -----------
          BANKS -- 10.4%
 11,800   Bank of America Corp. .............      955,564
  1,500   Bank of Montreal...................       62,160
  8,200   Bank One Corp. ....................      447,064
  1,800   Colonial BancGroup, Inc. ..........       33,300
  3,000   Doral Financial Corp. .............      105,600
 10,000   Fannie Mae.........................      743,500
  1,900   FleetBoston Financial Corp. .......       85,310
  5,100   Hibernia Corp., Class A............      119,799
  1,800   Independence Community Bank
            Corp. ...........................       73,350
  8,900   PNC Financial Services Group.......      493,238
  1,800   UnionBanCal Corp. .................       94,302
 30,100   Wachovia Corp. ....................    1,414,700
                                               -----------
                                                 4,627,887
                                               -----------
          BIOTECHNOLOGY -- 1.8%
  6,400   Genentech, Inc. *..................      677,248
  1,700   Invitrogen Corp. *.................      121,873
                                               -----------
                                                   799,121
                                               -----------
          BUILDING -- 2.4%
  4,000   Centex Corp. ......................      216,240
  5,600   D.R. Horton, Inc. .................      198,408
  1,400   KB HOME............................      113,120
  3,600   Lennar Corp., Class A..............      194,508
    180   Lennar Corp., Class B..............        9,164
  3,200   Pulte Homes, Inc. .................      177,920
  1,000   Ryland Group, Inc. ................       88,830
  1,600   Toll Brothers, Inc. *..............       72,688
                                               -----------
                                                 1,070,878
                                               -----------
          CELLULAR -- 1.6%
 24,566   Nextel Communications, Inc., Class
            A *..............................      607,517
  1,700   Telephone & Data Systems, Inc. ....      120,479
                                               -----------
                                                   727,996
                                               -----------
          CHEMICALS -- 1.3%
  4,900   Monsanto Co. ......................      179,683
  5,200   Rohm & Haas Co. ...................      207,168
  2,200   RPM International, Inc. ...........       36,388
  4,000   Sherwin-Williams Co. ..............      153,720
                                               -----------
                                                   576,959
                                               -----------
          COMPUTERS -- 1.4%
 27,400   Hewlett-Packard Co. ...............      625,816
                                               -----------

SHARES                                            VALUE
----------------------------------------------------------
          COMMON STOCK continued
          CONSTRUCTION MATERIALS -- 0.7%
     88   Eagle Materials, Inc. .............  $     5,179
    298   Eagle Materials, Inc., Class B.....       17,405
  1,800   Martin Marietta Materials, Inc. ...       83,088
  3,900   MDU Resources Group, Inc. .........       91,611
  2,900   Vulcan Materials Co. ..............      137,576
                                               -----------
                                                   334,859
                                               -----------
          DEFENSE -- 0.2%
  1,900   Textron, Inc. .....................      100,985
                                               -----------
          DRUGS -- 3.0%
  1,100   Abbott Laboratories................       45,210
  7,900   King Pharmaceuticals, Inc. *.......      133,036
 27,700   Pfizer, Inc. ......................      970,885
  1,100   Valeant Pharmaceuticals
            International....................       26,257
  3,500   Watson Pharmaceuticals, Inc. *.....      149,765
                                               -----------
                                                 1,325,153
                                               -----------
          DURABLES -- 0.6%
  2,900   Brunswick Corp. ...................      118,407
  1,000   Harman International Industries,
            Inc. ............................       79,600
  1,600   Polaris Industries, Inc. ..........       72,704
                                               -----------
                                                   270,711
                                               -----------
          ELECTRIC UTILITIES -- 2.7%
  3,800   Alliant Energy Corp. ..............       99,028
  5,500   Constellation Energy Group,
            Inc. ............................      219,725
  6,000   Entergy Corp. .....................      357,000
  4,300   FPL Group, Inc. ...................      287,455
  1,100   Hawaiian Electric Industries,
            Inc. ............................       57,024
  7,300   PG&E Corp. *.......................      211,481
                                               -----------
                                                 1,231,713
                                               -----------
          FINANCIAL INVESTMENTS -- 0.2%
  2,400   American Capital Strategies,
            Ltd. ............................       79,776
                                               -----------
          FOOD -- 1.8%
  4,400   Archer-Daniels-Midland Co. ........       74,228
  3,100   Pepsi Bottling Group, Inc. ........       92,225
  9,700   PepsiCo, Inc. .....................      522,345
  7,200   Tyson Foods, Inc., Class A.........      129,960
                                               -----------
                                                   818,758
                                               -----------
          HEALTH -- 2.9%
  4,700   Aetna, Inc. .......................      421,684
  2,400   Coventry Health Care, Inc. *.......      101,592
  5,000   Humana, Inc. *.....................       95,100
  2,000   Oxford Health Plans, Inc. .........       97,700
  2,600   PacifiCare Health Systems, Inc.
            *................................      102,830
  7,400   UnitedHealth Group, Inc. ..........      476,856
                                               -----------
                                                 1,295,762
                                               -----------
          HOUSEHOLD -- 2.4%
  4,600   Fortune Brands, Inc. ..............      352,498
  4,800   Hasbro, Inc. ......................      104,400

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund

20  Laudus Funds Annual Report

SHARES                                            VALUE
----------------------------------------------------------
          COMMON STOCK, HOUSEHOLD continued
  1,800   Hillenbrand Industries, Inc. ......  $   122,202
 11,400   International Game Technology......      512,544
                                               -----------
                                                 1,091,644
                                               -----------
          INSTRUMENTS -- 5.1%
  1,900   Bausch & Lomb, Inc. ...............      113,943
  2,100   Beckman Coulter, Inc. .............      114,534
  8,100   Becton, Dickinson & Co. ...........      392,688
 11,800   Boston Scientific Corp. *..........      500,084
  5,800   Johnson Controls, Inc. ............      343,070
    900   PerkinElmer, Inc. .................       18,621
  1,200   Respironics, Inc. *................       64,824
  2,700   Tektronix, Inc. ...................       88,317
  5,400   Thermo Electron Corp. *............      152,712
  6,500   Zimmer Holdings, Inc. *............      479,570
                                               -----------
                                                 2,268,363
                                               -----------
          INSURANCE -- 6.2%
  7,400   ACE, Ltd. .........................      315,684
 18,800   Allstate Corp. ....................      854,648
  2,900   American International Group,
            Inc. ............................      206,915
  8,200   Aon Corp. .........................      228,862
  1,500   Everest Re Group, Ltd. ............      128,160
  4,410   Fidelity National Financial,
            Inc. ............................      174,636
  2,200   HCC Insurance Holdings, Inc. ......       71,126
  1,500   IPC Holdings, Ltd. ................       59,085
 12,600   Marsh & McLennan Cos., Inc. .......      583,380
  5,850   Old Republic International
            Corp. ...........................      143,676
                                               -----------
                                                 2,766,172
                                               -----------
          IT HARDWARE -- 7.7%
 31,400   Cisco Systems, Inc. *..............      738,528
  2,300   Cypress Semiconductor Corp. *......       47,081
  2,600   Fairchild Semiconductor
            International, Inc. *............       62,478
  2,300   Harris Corp. ......................      111,343
 53,300   Intel Corp. .......................    1,449,760
  2,602   Juniper Networks, Inc. *...........       67,678
  5,900   National Semiconductor Corp. *.....      262,137
 24,500   Texas Instruments, Inc. ...........      715,890
                                               -----------
                                                 3,454,895
                                               -----------
          LIQUOR & TOBACCO -- 0.6%
  4,800   Altria Group, Inc. ................      261,360
                                               -----------
          MACHINERY -- 2.4%
  2,100   American Standard Cos., Inc. *.....      238,875
    584   Caterpillar, Inc. .................       46,177
  1,900   Crane Co. .........................       62,700
  1,300   Cummins, Inc. .....................       75,985
    700   Deere & Co. .......................       48,517
  2,700   Energizer Holdings, Inc. *.........      126,063
  4,100   Ingersoll -- Rand Co., Class A.....      277,365
  1,200   Pentair, Inc. .....................       70,800
    300   Rockwell Automation, Inc. .........       10,401
  2,200   Snap-on, Inc. .....................       71,148

SHARES                                            VALUE
----------------------------------------------------------
          COMMON STOCK, MACHINERY continued
    100   Stanley Works......................  $     4,268
  1,300   Teleflex, Inc. ....................       63,999
                                               -----------
                                                 1,096,298
                                               -----------
          MEDIA -- 0.7%
  7,900   Viacom, Inc., Class A..............      312,366
    200   Walt Disney Co. ...................        4,998
                                               -----------
                                                   317,364
                                               -----------
          METALS -- 0.8%
  2,800   Alcoa, Inc. .......................       97,132
    400   Harsco Corp. ......................       18,200
  2,800   Phelps Dodge Corp. *...............      228,648
                                               -----------
                                                   343,980
                                               -----------
          MISCELLANEOUS FINANCIAL -- 8.6%
 37,300   Citigroup, Inc. ...................    1,928,410
 39,300   J.P. Morgan Chase & Co. ...........    1,648,635
  8,500   Principal Financial Group, Inc. ...      302,855
                                               -----------
                                                 3,879,900
                                               -----------
          OFFICE MACHINERY -- 0.4%
  4,000   SanDisk Corp. *....................      113,480
  3,100   Storage Technology Corp. *.........       86,273
                                               -----------
                                                   199,753
                                               -----------
          OIL -- 0.5%
  6,500   Chesapeake Energy Corp. ...........       87,100
  1,200   Peabody Energy Corp. ..............       55,812
    800   Ultra Petroleum Corp. *............       24,008
  3,125   XTO Energy, Inc. ..................       78,875
                                               -----------
                                                   245,795
                                               -----------
          OIL -- INTERNATIONAL -- 4.7%
 15,900   ChevronTexaco Corp. ...............    1,395,702
 10,200   ConocoPhillips.....................      712,062
    100   Occidental Petroleum Corp. ........        4,605
                                               -----------
                                                 2,112,369
                                               -----------
          OIL DISTRIBUTION -- 0.7%
  2,300   Ashland, Inc. .....................      106,927
    900   Lafarge North America, Inc. .......       36,585
  2,600   Sunoco, Inc. ......................      162,188
                                               -----------
                                                   305,700
                                               -----------
          OIL SERVICES -- 0.1%
  1,200   Transocean, Inc. *.................       33,468
                                               -----------
          OTHER UTILITIES -- 0.6%
  8,700   NiSource, Inc. ....................      184,875
  3,300   ONEOK, Inc. .......................       74,415
                                               -----------
                                                   259,290
                                               -----------
          PAPER -- 0.6%
  3,100   3M Co. ............................      253,797
                                               -----------
          REAL ESTATE DEVELOPMENT -- 0.1%
  2,900   Trizec Properties, Inc. ...........       49,735
                                               -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund

                                                  Laudus Funds Annual Report  21

SHARES                                            VALUE
----------------------------------------------------------
          COMMON STOCK, continued
          REAL ESTATE INVESTMENT TRUSTS -- 0.4%
    100   Hospitality Properties Trust.......  $     4,640
  2,500   Host Marriott Corp. *..............       31,950
  3,200   iStar Financial, Inc. .............      135,360
                                               -----------
                                                   171,950
                                               -----------
          RETAIL -- 6.6%
  1,200   Boise Cascade Corp. ...............       41,580
  2,800   Borders Group, Inc. ...............       66,472
  2,400   CVS Corp. .........................       84,720
  9,500   Dollar General Corp. ..............      182,400
  6,000   Federated Department Stores,
            Inc. ............................      324,300
  4,900   Foot Locker, Inc. .................      126,420
 41,400   Home Depot, Inc. ..................    1,546,704
  1,300   Neiman Marcus Group, Inc., Class
            A................................       70,122
  2,100   Office Depot, Inc. *...............       39,522
  3,200   SUPERVALU, Inc. ...................       97,728
 16,300   TJX Cos., Inc. ....................      400,328
                                               -----------
                                                 2,980,296
                                               -----------
          SERVICES -- 2.2%
  3,400   Apollo Group, Inc., Class A *......      292,774
 15,800   Prudential Financial, Inc. ........      707,524
                                               -----------
                                                 1,000,298
                                               -----------
          SOAPS & COSMETICS -- 1.2%
  7,100   Avon Products, Inc. ...............      538,677
    200   Estee Lauder Cos., Inc., Class A...        8,868
                                               -----------
                                                   547,545
                                               -----------
          SOFTWARE -- 4.3%
  2,400   Autodesk, Inc. ....................       75,888
  8,200   Cadence Design Systems, Inc. *.....      120,868
  5,600   Computer Sciences Corp. *..........      225,848
  7,200   Electronic Arts, Inc. *............      388,512
  2,400   First American Corp. ..............       73,008
  1,900   GTECH Holdings Corp. ..............      112,366
  5,400   International Business Machines
            Corp. ...........................      495,936
 17,700   Microsoft Corp. ...................      441,969
                                               -----------
                                                 1,934,395
                                               -----------
          TELEPHONE -- 3.9%
  1,900   AT&T Corp. ........................       37,183
  2,400   BCE, Inc. .........................       50,472
  9,700   Comcast Corp., Class A *...........      278,778
  2,800   Sprint Corp. ......................       51,604
 79,200   Time Warner, Inc. *................    1,335,312
                                               -----------
                                                 1,753,349
                                               -----------

SHARES                                            VALUE
----------------------------------------------------------
          COMMON STOCK, continued
          TEXTILES -- 1.3%
  5,810   Coach, Inc. *......................  $   238,152
    100   Liz Claiborne, Inc. ...............        3,669
  4,200   NIKE, Inc., Class B................      327,054
                                               -----------
                                                   568,875
                                               -----------
          TRANSPORTATION -- 1.8%
 11,200   Burlington Northern Santa Fe
            Corp. ...........................      352,800
  2,200   Frontline, Ltd. ...................       63,470
  2,100   Ryder Systems, Inc. ...............       81,333
  1,200   Teekay Shipping Corp. .............       82,680
  3,500   Union Pacific Corp. ...............      209,370
                                               -----------
                                                   789,653
                                               -----------
          TRAVEL & ENTERTAINMENT -- 2.3%
  1,500   CBRL Group, Inc. ..................       59,460
  1,600   Mandalay Resort Group..............       91,616
 16,100   McDonald's Corp. ..................      459,977
  1,400   Outback Steakhouse, Inc. ..........       68,180
  9,500   YUM! Brands, Inc. *................      360,905
                                               -----------
                                                 1,040,138
                                               -----------
          WHOLESALE -- 2.0%
  2,900   Omnicare, Inc. ....................      128,557
 19,700   Sysco Corp. .......................      769,285
                                               -----------
                                                   897,842
                                               -----------
          TOTAL COMMON STOCK.................   44,778,896
                                               -----------
          TOTAL INVESTMENTS (COST
            $39,057,769) (a) -- 99.8%........   44,778,896
          OTHER ASSETS IN EXCESS OF
            LIABILITIES -- 0.2%..............      112,149
                                               -----------
          NET ASSETS -- 100.0%...............  $44,891,045
                                               ===========

---------------

*  Represents non-income producing securities.

(a) The aggregate cost for federal income tax purposes is $39,117,954 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $6,051,756
    Unrealized depreciation....................    (390,814)
                                                 ----------
    Net unrealized appreciation................  $5,660,942
                                                 ==========

See the accompanying notes to the financial statements.

22  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND as of 3/31/04

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK -- 99.0%
            AIRCRAFT -- 0.6%
     600    Boeing Co. ........................  $   24,642
     400    Rockwell Collins, Inc. ............      12,644
                                                 ----------
                                                     37,286
                                                 ----------
            BANKS -- 8.7%
     200    Alliance Data Systems Corp.*.......       6,710
     800    American Express Co. ..............      41,480
     200    Bank of America Corp. .............      16,196
     400    Capital One Financial Corp. .......      30,172
     400    Doral Financial Corp. .............      14,080
   1,300    Fannie Mae.........................      96,655
     400    Fifth Third Bancorp................      22,148
     300    First Tennessee National Corp. ....      14,310
   8,100    General Electric Co. ..............     247,213
   1,800    MBNA Corp. ........................      49,734
     200    New York Community Bancorp,
              Inc. ............................       6,856
     400    SLM Corp. .........................      16,740
                                                 ----------
                                                    562,293
                                                 ----------
            BIOTECHNOLOGY -- 2.2%
   1,200    Amgen, Inc.*.......................      69,804
     500    Genentech, Inc.*...................      52,910
     300    Invitrogen Corp.*..................      21,507
                                                 ----------
                                                    144,221
                                                 ----------
            BUILDING -- 1.4%
     400    Centex Corp. ......................      21,624
     300    D.R. Horton, Inc. .................      10,629
     400    Hovnanian Enterprises, Inc., Class
              A*...............................      17,260
     200    Lennar Corp., Class A..............      10,806
     500    Pulte Homes, Inc. .................      27,800
                                                 ----------
                                                     88,119
                                                 ----------
            CELLULAR -- 1.0%
   2,000    Nextel Communications, Inc., Class
              A*...............................      49,460
     200    Telephone & Data Systems, Inc. ....      14,174
                                                 ----------
                                                     63,634
                                                 ----------
            CHEMICALS -- 0.4%
     600    Sherwin-Williams Co. ..............      23,058
                                                 ----------
            COMPUTERS -- 1.0%
   2,000    Dell, Inc.*........................      67,240
                                                 ----------
            CONSTRUCTION MATERIALS -- 0.3%
       8    Eagle Materials, Inc. .............         471
      29    Eagle Materials, Inc., Class B.....       1,694
     200    Florida Rock Industries, Inc. .....       8,430
     200    Vulcan Materials Co. ..............       9,487
                                                 ----------
                                                     20,082
                                                 ----------
            DRUGS -- 8.3%
   1,400    Abbott Laboratories................      57,540
     200    American Pharmaceuticals, Inc.*....       9,388

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, DRUGS continued
     300    Biogen Idec, Inc.*.................  $   16,680
     900    Bristol-Myers Squibb Co. ..........      21,807
     800    Eli Lilly & Co. ...................      53,520
     200    Eon Labs, Inc.*....................      13,416
     300    Forest Laboratories, Inc.*.........      21,486
     500    King Pharmaceuticals, Inc.*........       8,420
     900    Merck & Co., Inc. .................      39,771
   6,500    Pfizer, Inc. ......................     227,825
     200    Valeant Pharmaceuticals
              International....................       4,774
     500    Watson Pharmaceuticals, Inc.*......      21,395
   1,100    Wyeth..............................      41,305
                                                 ----------
                                                    537,327
                                                 ----------
            DURABLES -- 1.2%
     400    Brunswick Corp. ...................      16,332
     300    Harley-Davidson, Inc. .............      16,002
     200    Harman International Industries,
              Inc. ............................      15,920
     400    Polaris Industries, Inc. ..........      18,176
     200    Whirlpool Corp. ...................      13,774
                                                 ----------
                                                     80,204
                                                 ----------
            ELECTRIC UTILITIES -- 0.7%
     700    Constellation Energy Group,
              Inc. ............................      27,965
     600    PG&E Corp.*........................      17,382
                                                 ----------
                                                     45,347
                                                 ----------
            FINANCIAL INVESTMENTS -- 0.1%
     200    American Capital Strategies,
              Ltd. ............................       6,648
                                                 ----------
            FOOD -- 4.1%
     400    Campbell Soup Co. .................      10,908
   1,600    Coca-Cola Co. .....................      80,480
     300    J.M. Smucker Co. ..................      15,834
     400    Pepsi Bottling Group, Inc. ........      11,900
     300    PepsiAmericas, Inc. ...............       6,126
   2,000    PepsiCo, Inc. .....................     107,700
     400    Starbucks Corp.*...................      15,100
     900    Tyson Foods, Inc., Class A.........      16,245
                                                 ----------
                                                    264,293
                                                 ----------
            HEALTH -- 2.9%
     300    Aetna, Inc. .......................      26,916
     300    Coventry Health Care, Inc.*........      12,699
     300    DaVita, Inc.*......................      14,325
     400    HCA, Inc. .........................      16,248
     900    Humana, Inc.*......................      17,118
     200    Manor Care, Inc. ..................       7,058
     300    Oxford Health Plans, Inc. .........      14,655
     100    Quest Diagnostics, Inc. ...........       8,283
   1,100    UnitedHealth Group, Inc. ..........      70,884
                                                 ----------
                                                    188,186
                                                 ----------
            HOUSEHOLD -- 1.3%
     200    Ethan Allen Interiors, Inc. .......       8,252
     600    Gillette Co. ......................      23,460

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund

                                                  Laudus Funds Annual Report  23

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, HOUSEHOLD continued
     600    Hasbro, Inc. ......................  $   13,050
     900    International Game Technology......      40,464
                                                 ----------
                                                     85,226
                                                 ----------
            INSTRUMENTS -- 7.7%
     200    Bausch & Lomb, Inc. ...............      11,994
     600    Baxter International, Inc. ........      18,534
     300    Beckman Coulter, Inc. .............      16,362
   3,400    Boston Scientific Corp.*...........     144,092
     300    Guidant Corp. .....................      19,011
   2,600    Johnson & Johnson..................     131,872
   1,100    Medtronic, Inc. ...................      52,525
     300    Respironics, Inc.*.................      16,206
     200    Tektronix, Inc. ...................       6,542
     800    Thermo Electron Corp.*.............      22,624
     300    Waters Corp.*......................      12,252
     600    Zimmer Holdings, Inc.*.............      44,268
                                                 ----------
                                                    496,282
                                                 ----------
            INSURANCE -- 5.0%
     600    ACE, Ltd. .........................      25,596
     102    Alleghany Corp.*...................      25,225
   1,700    American International Group,
              Inc. ............................     121,295
   1,300    Aon Corp. .........................      36,283
     300    Fidelity National Financial,
              Inc. ............................      11,880
     200    HCC Insurance Holdings, Inc. ......       6,466
   1,100    Marsh & McLennan Cos., Inc. .......      50,930
     500    Progressive Corp. .................      43,800
                                                 ----------
                                                    321,475
                                                 ----------
            IT HARDWARE -- 11.7%
     300    Analog Devices, Inc. ..............      14,403
   1,500    Applied Materials, Inc.*...........      32,070
   1,700    Avaya, Inc.*.......................      26,996
  11,200    Cisco Systems, Inc.*...............     263,423
     400    Cypress Semiconductor Corp.*.......       8,188
     300    Harris Corp. ......................      14,523
   9,000    Intel Corp. .......................     244,800
     900    Juniper Networks, Inc.*............      23,409
     300    Maxim Integrated Products, Inc. ...      14,127
     900    Motorola, Inc. ....................      15,840
     400    National Semiconductor Corp.*......      17,772
   2,400    Texas Instruments, Inc. ...........      70,128
     300    Xilinx, Inc.*......................      11,400
                                                 ----------
                                                    757,079
                                                 ----------
            LIQUOR & TOBACCO -- 1.7%
   1,400    Altria Group, Inc. ................      76,230
     700    Anheuser-Busch Cos., Inc. .........      35,700
                                                 ----------
                                                    111,930
                                                 ----------
            MACHINERY -- 3.5%
     300    American Standard Cos., Inc.*......      34,125
     400    Energizer Holdings, Inc.*..........      18,676

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, MACHINERY continued
   5,500    Tyco International, Ltd. ..........  $  157,575
     200    United Technologies Corp. .........      17,260
                                                 ----------
                                                    227,636
                                                 ----------
            MEDIA -- 0.4%
     400    American Greetings Corp., Class A
              *................................       9,108
     200    Omnicom Group......................      16,050
                                                 ----------
                                                     25,158
                                                 ----------
            METALS -- 0.5%
     200    Newmont Mining Corp. ..............       9,326
     200    Phelps Dodge Corp.*................      16,332
     200    Southern Peru Copper Corp. ........       8,090
                                                 ----------
                                                     33,748
                                                 ----------
            MISCELLANEOUS FINANCIAL -- 4.1%
     200    Ambac Financial Group, Inc. .......      14,756
     900    Ameritrade Holding Corp.*..........      13,860
   4,100    J.P. Morgan Chase & Co. ...........     171,995
     200    Legg Mason, Inc. ..................      18,556
     700    Qualcomm, Inc. ....................      46,494
                                                 ----------
                                                    265,661
                                                 ----------
            OFFICE MACHINERY -- 1.1%
   2,200    EMC Corp.*.........................      29,942
     500    NCR Corp.*.........................      22,030
     500    SanDisk Corp.*.....................      14,185
     300    Storage Technology Corp.*..........       8,349
                                                 ----------
                                                     74,506
                                                 ----------
            OIL -- 0.6%
     200    Apache Corp. ......................       8,634
     800    Chesapeake Energy Corp. ...........      10,720
     200    Newfield Exploration Co.*..........       9,586
     500    XTO Energy, Inc. ..................      12,620
                                                 ----------
                                                     41,560
                                                 ----------
            OIL -- INTERNATIONAL -- 0.6%
     300    ConocoPhillips.....................      20,943
     600    Marathon Oil Corp. ................      20,202
                                                 ----------
                                                     41,145
                                                 ----------
            OTHER UTILITIES -- 0.1%
     200    NiSource, Inc. ....................       4,250
                                                 ----------
            PAPER -- 2.0%
     400    3M Co. ............................      32,748
     900    Louisiana-Pacific Corp. ...........      23,220
     700    Procter & Gamble Co. ..............      73,416
                                                 ----------
                                                    129,384
                                                 ----------
            RETAIL -- 8.8%
     300    Barnes & Noble, Inc.*..............       9,780
     200    Borders Group, Inc. ...............       4,748
   1,400    Caremark Rx, Inc.*.................      46,550
     100    Chico's FAS, Inc.*.................       4,640
     200    CVS Corp. .........................       7,060

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund

24  Laudus Funds Annual Report

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, RETAIL continued
     800    Dollar General Corp. ..............  $   15,360
     300    eBay, Inc.*........................      20,799
     600    Foot Locker, Inc. .................      15,480
   3,200    Home Depot, Inc. ..................     119,552
     400    Lowe's Cos., Inc. .................      22,452
   1,300    Office Depot, Inc.*................      24,466
     900    Ross Stores, Inc. .................      27,549
     500    Staples, Inc.*.....................      12,695
     400    SUPERVALU, Inc. ...................      12,216
     800    Target Corp. ......................      36,032
   1,300    TJX Cos., Inc. ....................      31,928
   2,200    Wal-Mart Stores, Inc. .............     131,318
     900    Walgreen Co. ......................      29,655
                                                 ----------
                                                    572,280
                                                 ----------
            SERVICES -- 2.3%
     400    Apollo Group, Inc., Class A*.......      34,444
     284    Career Education Corp.*............      16,086
     300    Dun & Bradstreet Corp.*............      16,050
     300    IMS Health, Inc. ..................       6,978
     300    Moody's Corp. .....................      21,240
   1,000    Prudential Financial, Inc. ........      44,780
     200    Regis Corp. .......................       8,888
                                                 ----------
                                                    148,466
                                                 ----------
            SOAPS & COSMETICS -- 0.7%
     400    Colgate-Palmolive Co. .............      22,040
     500    Estee Lauder Cos., Inc., Class A...      22,170
                                                 ----------
                                                     44,210
                                                 ----------
            SOFTWARE -- 7.7%
     200    Autodesk, Inc. ....................       6,324
     500    Automatic Data Processing, Inc. ...      21,000
     400    Cadence Design Systems, Inc.*......       5,896
     300    DST Systems, Inc.*.................      13,605
   1,200    Electronic Arts, Inc.*.............      64,752
     900    First Data Corp. ..................      37,944
     300    GTECH Holdings Corp. ..............      17,742
     800    International Business Machines
              Corp. ...........................      73,472
   7,200    Microsoft Corp. ...................     179,784
   3,500    Oracle Corp.*......................      42,035
     800    Symantec Corp.*....................      37,040
                                                 ----------
                                                    499,594
                                                 ----------
            TELEPHONE -- 0.7%
     800    Comcast Corp., Class A*............      22,992
     500    Yahoo!, Inc.*......................      24,295
                                                 ----------
                                                     47,287
                                                 ----------
            TEXTILES -- 1.0%
   1,000    Coach, Inc.*.......................      40,990
     300    Mohawk Industries, Inc.*...........      24,705
                                                 ----------
                                                     65,695
                                                 ----------

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
            COMMON STOCK, continued
            TRANSPORTATION -- 1.2%
     300    Carnival Corp. ....................  $   13,473
     200    J.B. Hunt Transport Services, Inc.
              *................................       5,634
     600    Ryder Systems, Inc. ...............      23,238
     500    United Parcel Service, Inc., Class
              B................................      34,920
                                                 ----------
                                                     77,265
                                                 ----------
            TRAVEL & ENTERTAINMENT -- 1.5%
     300    CBRL Group, Inc. ..................      11,892
     200    Mandalay Resort Group..............      11,452
     800    McDonald's Corp. ..................      22,856
     300    Outback Steakhouse, Inc. ..........      14,610
     200    Starwood Hotels & Resorts
              Worldwide, Inc. .................       8,100
     800    YUM! Brands, Inc.*.................      30,392
                                                 ----------
                                                     99,302
                                                 ----------
            WHOLESALE -- 1.9%
     500    Arrow Electronics, Inc.*...........      12,730
     400    Cardinal Health, Inc. .............      27,560
     200    MSC Industrial Direct Co., Inc.
              Class A..........................       5,990
     500    Omnicare, Inc. ....................      22,165
   1,400    Sysco Corp. .......................      54,670
                                                 ----------
                                                    123,115
                                                 ----------
            TOTAL COMMON STOCK.................   6,420,193
                                                 ----------
            REPURCHASE AGREEMENTS -- 1.9%
$120,282    Bear Stearns dated 3/31/04, due
              4/1/04 at 1.02% with a maturity
              value of $120,285 (Fully
              collateralized by U.S. Treasury
              Bonds)...........................     120,282
                                                 ----------
            TOTAL REPURCHASE AGREEMENTS........     120,282
                                                 ----------
            TOTAL INVESTMENTS (COST $6,284,634)
              (a) -- 100.9%....................   6,540,475
            LIABILITIES IN EXCESS OF OTHER
              ASSETS -- (0.9)%.................     (55,339)
                                                 ----------
            NET ASSETS -- 100.0%...............  $6,485,136
                                                 ==========

---------------

*  Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $6,487,833 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $ 306,862
    Unrealized depreciation....................   (254,220)
                                                 ---------
    Net unrealized appreciation................  $  52,642
                                                 =========

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  25

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. DISCOVERY FUND as of 3/31/04

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK -- 99.8%
             AIRCRAFT -- 0.2%
     4,000   Curtiss-Wright Corp. .............  $    187,480
                                                 ------------
             AIRLINES -- 0.3%
     3,200   Air Methods Corp.*................        28,800
     3,800   AirNet Systems, Inc.*.............        18,772
     9,100   Alaska Air Group, Inc.*...........       224,406
     3,338   MAIR Holdings, Inc.*..............        30,509
                                                 ------------
                                                      302,487
                                                 ------------
             AUTOS -- 0.9%
       300   BorgWarner, Inc. .................        25,449
     2,300   Edelbrock Corp. ..................        30,498
    13,700   Navistar International Corp.*.....       628,145
     3,100   Oshkosh Truck Corp. ..............       172,670
     2,000   R&B, Inc.*........................        36,800
                                                 ------------
                                                      893,562
                                                 ------------
             BANKS -- 8.8%
     4,700   Accredited Home Lenders Holding
               Co.*............................       185,180
     9,700   Advanta Corp., Class A............       162,572
     3,300   American Residential Investment
               Trust, Inc.*....................        30,261
     1,400   Auburn National Bancorporation,
               Inc. ...........................        30,100
       600   BankUnited Financial Corp.,
               Class A*........................        17,820
       300   Banner Corp. .....................         8,787
       326   Berkshire Bancorp, Inc. ..........        19,016
     1,100   BNCCORP, Inc.*....................        16,775
       600   BSB Bancorp, Inc. ................        23,160
        24   C&F Financial Corp. ..............           978
     1,400   Capital Crossing Bank*............       103,376
     2,800   Capital Trust, Class A............        73,080
       200   Carver Bancorp, Inc. .............         4,600
       300   CCF Holding Co. ..................         8,010
       800   Central Federal Corp. ............        10,488
        15   Central Virginia Bankshares,
               Inc. ...........................           419
       600   Centrue Financial Corp. ..........        16,560
       500   Classic Bancshares, Inc. .........        19,975
    12,000   Colonial BancGroup, Inc. .........       222,000
     2,100   Columbia Banking System, Inc. ....        58,800
     6,800   Commercial Federal Corp. .........       187,680
       200   Community Bank Shares of Indiana,
               Inc. ...........................         4,520
       800   Community Financial Corp. ........        17,432
     2,300   Community West Bancshares*........        19,343
       200   Cornerstone Bancorp, Inc. ........         5,200
       400   Corus Bankshares, Inc. ...........        16,116
     1,700   Cowlitz Bancorp*..................        18,071
     1,000   Crescent Banking Co. .............        27,000
    30,000   Doral Financial Corp. ............     1,055,999
       400   Elmira Savings Bank, FSB..........        11,820
       900   EverTrust Financial Group,
               Inc. ...........................        16,416
       200   First Bancorp of Indiana, Inc. ...         4,250
       800   First Bancshares, Inc. ...........        16,296
       500   First BancTrust Corp. ............        13,075

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, BANKS continued
     3,100   First Citizens BancShares, Inc.,
               Class A.........................   $   381,300
     1,800   First Federal Bancshares of
               Arkansas, Inc. .................        37,584
     1,600   First Federal Bankshares, Inc. ...        33,120
       600   First Franklin Corp. .............        10,830
       300   First Keystone Financial, Inc. ...         8,550
       200   First Mariner Bancorp*............         3,824
       150   First Oak Brook Bancshares,
               Inc. ...........................         4,538
       138   First Place Financial Corp. ......         2,503
       500   FirstFed Financial Corp.*.........        23,065
    14,000   Flagstar Bancorp, Inc. ...........       359,100
     1,000   FSF Financial Corp. ..............        33,000
       600   GS Financial Corp. ...............        11,940
     1,200   Guaranty Federal Bancshares,
               Inc. ...........................        23,196
       300   Habersham Bancorp.................         7,779
       300   Harleysville Savings Financial
               Corp. ..........................         9,000
       300   Hemlock Federal Financial
               Corp. ..........................         8,550
     1,440   HF Financial Corp. ...............        25,214
    31,200   Hibernia Corp., Class A...........       732,887
     1,200   HMN Financial, Inc. ..............        32,952
     1,200   Horizon Bancorp...................        30,840
       600   Hudson River Bancorp, Inc. .......        12,360
    21,060   Independence Community Bank
               Corp. ..........................       858,194
     3,300   InterCept, Inc.*..................        40,227
     9,900   International Bancshares Corp. ...       523,017
     1,600   Intervest Bancshares Corp.*.......        28,176
     1,800   Irwin Financial Corp. ............        48,564
     2,300   Local Financial Corp.*............        50,140
       200   Long Island Financial Corp. ......         7,940
       300   LSB Financial Corp. ..............         7,611
       969   MAF Bancorp, Inc. ................        42,113
       300   Matrix Bancorp, Inc.*.............         3,405
     1,400   MidWestOne Financial Group,
               Inc. ...........................        25,900
       400   Mystic Financial, Inc. ...........        13,020
     1,200   National Mercantile Bancorp*......        12,000
    10,900   New Century Financial Corp. ......       529,304
       500   New Hampshire Thrift Bancshares,
               Inc. ...........................        14,450
       600   Northeast Indiana Bancorp,
               Inc. ...........................        12,606
       800   Northeast Pennsylvania Financial
               Corp. ..........................        14,720
       900   Northrim Bancorp, Inc. ...........        23,040
       300   Northway Financial, Inc. .........        11,400
     1,800   Onyx Acceptance Corp.*............        18,918
     1,292   Oriental Financial Group, Inc. ...        41,150
     2,700   Pacific Mercantile Bancorp*.......        30,213
       500   Park Bancorp, Inc. ...............        15,055
     3,640   PFF Bancorp, Inc. ................       138,793
     1,850   Pocahontas Bancorp, Inc. .........        30,599
       600   Provident Bankshares Corp. .......        18,828
     2,000   PSB Bancorp, Inc.*................        20,600
     6,600   R & G Financial Corp., Class B....       227,964

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund

26  Laudus Funds Annual Report

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, BANKS continued
     1,900   Republic First Bancorp, Inc.*.....  $     24,700
       600   River Valley Bancorp..............        13,921
    12,400   Saxon Capital, Inc.*..............       352,284
       885   Sterling Financial Corp.*.........        32,648
       950   Team Financial, Inc. .............        11,505
     1,300   Timberland Bancorp, Inc. .........        30,264
     4,817   UCBH Holdings, Inc. ..............       192,873
     5,700   UICI*.............................        84,132
     3,300   UMB Financial Corp. ..............       167,310
       300   Union Community Bancorp...........         5,622
       550   United Financial Corp. ...........        14,300
       310   Unity Bancorp, Inc. ..............         4,170
    12,600   W Holding Company, Inc. ..........       235,494
     1,600   Wainwright Bank & Trust Co. ......        24,000
       345   Washington Banking Co. ...........         5,565
     5,350   Washington Federal, Inc. .........       136,586
     2,800   Washington Savings Bank, F.S.B....        29,596
       500   Wells Financial Corp. ............        16,100
     3,600   Westcorp..........................       158,652
       700   Western Ohio Financial Corp. .....        22,036
     5,569   WFS Financial, Inc.*..............       241,249
     6,700   Wilshire Financial Services Group,
               Inc.*...........................        66,129
     1,300   Winton Financial Corp. ...........        18,668
       600   WVS Financial Corp. ..............        11,310
                                                 ------------
                                                    8,924,368
                                                 ------------
             BIOTECHNOLOGY -- 1.5%
    10,190   Harvard Bioscience, Inc.*.........        94,624
    15,800   Invitrogen Corp.*.................     1,132,703
    12,097   Nabi Biopharmaceuticals, Inc.*....       188,108
    25,700   Savient Pharmaceuticals, Inc.*....        97,146
                                                 ------------
                                                    1,512,581
                                                 ------------
             BUILDING -- 3.2%
     3,800   Beazer Homes USA, Inc. ...........       402,458
     7,600   Brookfield Homes Corp. ...........       266,684
     5,900   Coachmen Industries, Inc. ........        98,412
       700   Dominion Homes, Inc.*.............        26,635
    12,400   Hovnanian Enterprises, Inc., Class
               A*..............................       535,060
    11,400   KB HOME...........................       921,120
     7,260   M.D.C. Holdings, Inc. ............       511,104
     1,400   M/I Homes, Inc. ..................        66,192
       600   Meritage Corp.*...................        44,550
     4,900   Perini Corp.*.....................        77,175
       400   Pulte Homes, Inc. ................        22,240
     2,300   Ryland Group, Inc. ...............       204,309
     2,200   Sterling Construction Co.,
               Inc.*...........................        10,186
     1,000   Technical Olympic USA, Inc.*......        32,000
                                                 ------------
                                                    3,218,125
                                                 ------------
             CELLULAR -- 1.9%
    18,500   Price Communications Corp.*.......       290,265
    15,000   Telephone & Data Systems, Inc. ...     1,063,050

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, CELLULAR continued
     7,600   U.S. Cellular Corp.*..............  $    293,740
     9,298   Western Wireless Corp., Class A*..       217,294
                                                 ------------
                                                    1,864,349
                                                 ------------
             CHEMICALS -- 1.2%
    14,091   A. Schulman, Inc. ................       276,888
     2,800   American Pacific Corp. ...........        22,313
     9,800   Arch Chemicals, Inc. .............       276,654
     3,100   Bairnco Corp. ....................        21,917
     4,900   Octel Corp. ......................       146,265
    30,400   RPM International, Inc. ..........       502,816
       400   Synalloy Corp.*...................         2,740
                                                 ------------
                                                    1,249,593
                                                 ------------
             CONSTRUCTION MATERIALS -- 0.9%
       400   Ameron International Corp. .......        13,492
       376   Devcon International Corp.*.......         3,027
       100   Eagle Materials, Inc. ............         5,885
     2,550   Florida Rock Industries, Inc. ....       107,483
    13,700   Martin Marietta Materials,
               Inc. ...........................       632,391
     2,300   Oil-Dri Corporation of America....        37,950
     1,100   Rock of Ages Corp. ...............         7,678
    12,000   U.S. Concrete, Inc.*..............        71,760
     2,500   United States Lime & Minerals,
               Inc. ...........................        20,078
                                                 ------------
                                                      899,744
                                                 ------------
             DEFENSE -- 0.3%
     7,900   Armor Holdings, Inc.*.............       261,490
     1,000   Lowrance Electronics, Inc. .......        21,830
     2,100   Todd Shipyards Corp. .............        35,595
                                                 ------------
                                                      318,915
                                                 ------------
             DRUGS -- 2.3%
    18,500   Alpharma, Inc., Class A...........       362,785
     4,400   American Pharmaceuticals, Inc.*...       206,536
     4,400   E-Z-EM, Inc. .....................        81,180
     5,700   Eon Labs, Inc.*...................       382,356
       200   First Horizon Pharmaceutical
               Corp.*..........................         3,152
     2,660   Genencor International, Inc.*.....        35,405
     5,000   Inverness Medical Innovations,
               Inc.*...........................        91,500
     9,100   Martek Biosciences Corp.*.........       518,700
     3,900   Nutraceutical International
               Corp.*..........................        84,240
       800   Polydex Pharmaceuticals Ltd.*.....         6,360
    19,700   Valeant Pharmaceuticals
               International...................       470,239
     7,800   Weider Nutrition International,
               Inc.*...........................        36,972
                                                 ------------
                                                    2,279,425
                                                 ------------
             DURABLES -- 1.5%
     1,900   Arctic Cat, Inc. .................        48,431
    23,000   Brunswick Corp. ..................       939,090

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund

                                                  Laudus Funds Annual Report  27

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, DURABLES continued
     6,600   Harman International Industries,
               Inc. ...........................  $    525,360
       600   Marine Products Corp. ............         8,394
                                                 ------------
                                                    1,521,275
                                                 ------------
             ELECTRIC UTILITIES -- 1.7%
    15,000   Alliant Energy Corp. .............       390,900
     4,600   Central Vermont Public Service
               Corp. ..........................       103,500
    27,200   Duquesne Light Holdings, Inc. ....       530,400
     1,000   Green Mountain Power Corp. .......        25,870
    15,800   PNM Resources, Inc. ..............       474,790
    21,100   Sierra Pacific Resources*.........       156,140
                                                 ------------
                                                    1,681,600
                                                 ------------
             FINANCIAL INVESTMENTS -- 1.1%
     2,250   Aaron Rents, Inc. ................        56,003
       900   California First National
               Bancorp.........................        11,583
     2,800   Choice Hotels International,
               Inc. ...........................       125,272
     3,600   Fog Cutter Capital Group, Inc. ...        21,600
     2,700   G-III Apparel Group, Ltd.*........        20,925
    12,700   GATX Corp. .......................       281,559
     1,600   MCG Capital Corp. ................        32,304
    30,900   Tommy Hilfiger Corp.*.............       525,300
     3,303   Willis Lease Finance Corp.*.......        29,565
                                                 ------------
                                                    1,104,111
                                                 ------------
             FOOD -- 1.8%
     3,000   Andersons, Inc. ..................        56,400
     4,100   Cal-Maine Foods, Inc. ............       145,960
    15,500   Chiquita Brands International,
               Inc.*...........................       323,175
       450   Flowers Foods, Inc. ..............        11,808
       800   Glacier Water Services, Inc.*.....        16,680
     1,000   Hansen Natural Corp.*.............        14,000
    11,300   Lance, Inc. ......................       185,207
       200   National Beverage Corp.*..........         1,904
     3,600   Omega Protein Corp.*..............        26,172
    17,000   PepsiAmericas, Inc. ..............       347,140
    13,900   Ralcorp Holdings, Inc.*...........       422,977
     3,750   Sanderson Farms, Inc. ............       137,738
       200   Seaboard Corp. ...................        67,000
     1,000   Seneca Foods Corp., Class B*......        18,650
       200   Zapata Corp.*.....................        11,000
                                                 ------------
                                                    1,785,811
                                                 ------------
             HEALTH -- 2.5%
     1,700   American Shared Hospital
               Services........................        11,475
     6,300   Beverly Enterprises, Inc.*........        40,320
    20,100   Coventry Health Care, Inc.*.......       850,833
    50,900   Humana, Inc.*.....................       968,118
     5,392   Kindred Healthcare, Inc.*.........       271,218
     3,400   LCA-Vision, Inc.*.................        79,798
     7,300   MedCath Corp.*....................       113,223
     1,100   National Dentex Corp.*............        29,920
     2,300   National Home Health Care Corp.*..        24,380

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, HEALTH continued
     1,200   PacifiCare Health Systems,
               Inc.*...........................  $     47,460
     2,900   Pediatric Services of America,
               Inc.*...........................        39,701
                                                 ------------
                                                    2,476,446
                                                 ------------
             HOUSEHOLD -- 2.1%
     3,700   A.T. Cross Co., Class A*..........        24,124
     6,400   Acuity Brands, Inc. ..............       152,832
     1,940   Aldila, Inc.*.....................        11,000
     1,500   American Biltrite, Inc. ..........        16,350
       600   American Locker Group, Inc.*......         6,624
     1,800   Atlantis Plastics, Inc., Class
               A*..............................        27,900
     5,100   Bassett Furniture Industries,
               Inc. ...........................       101,133
    15,300   Callaway Golf Co. ................       290,394
     1,300   Central Garden & Pet Co.*.........        46,800
     1,800   Communications Systems, Inc. .....        15,714
     1,300   Escalade, Inc. ...................        43,121
     3,800   EXX, Inc., Class A*...............         9,500
     2,600   Flexsteel Industries, Inc. .......        53,300
     4,900   GameTech International, Inc.*.....        19,600
       200   Genlyte Group, Inc.*..............        11,208
       860   Griffon Corp.*....................        18,576
       100   Hasbro, Inc. .....................         2,175
     2,600   Helen of Troy, Ltd.*..............        80,626
    10,300   Hillenbrand Industries, Inc. .....       699,267
     3,700   Johnson Outdoors, Inc., Class
               A*..............................        72,117
       200   Juno Lighting, Inc.*..............         5,634
       600   Knape & Vogt Manufacturing Co. ...         8,184
     2,000   Lamson & Sessions Co.*............        11,300
     3,100   Movado Group, Inc. ...............        92,814
     2,300   National Presto Industries,
               Inc. ...........................        89,148
     2,100   Patrick Industries, Inc.*.........        20,055
     2,292   RC2 Corp.*........................        63,030
     1,200   Variflex, Inc.*...................         8,820
     1,700   Vermont Teddy Bear Co., Inc.*.....         9,690
     1,600   West Pharmaceutical Services,
               Inc. ...........................        59,840
                                                 ------------
                                                    2,070,876
                                                 ------------
             INSTRUMENTS -- 5.3%
     8,400   ALARIS Medical Systems, Inc.*.....       156,660
     7,000   Align Technology, Inc.*...........       133,070
     3,200   Allied Healthcare Products,
               Inc.*...........................        17,952
     2,000   Allied Motion Technologies,
               Inc.*...........................         8,338
     1,500   Astro-Med, Inc. ..................        17,445
       400   Atrion Corp. .....................        15,864
    11,700   Bausch & Lomb, Inc. ..............       701,649
     1,700   Bio-Logic Systems Corp.*..........        10,081
     4,100   Checkpoint Systems, Inc.*.........        77,490
       300   Clinical Data, Inc. ..............         3,915
     2,800   Compex Technologies, Inc.*........        25,200
    13,134   CONMED Corp.*.....................       387,978
     2,500   Datascope Corp. ..................        87,850
       400   Enpath Medical, Inc.*.............         5,600
    10,000   Esterline Technologies Corp.*.....       248,500
       100   Haemonetics Corp.*................         3,145
    10,100   Invacare Corp. ...................       455,914
     2,300   Isco, Inc. .......................        28,060

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund

28  Laudus Funds Annual Report

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, INSTRUMENTS continued
     1,000   K-Tron International, Inc.*.......  $     21,300
     1,000   Kewaunee Scientific Corp. ........        10,700
    12,100   Medsource Technologies, Inc.*.....        71,632
       700   Mesa Laboratories, Inc. ..........         6,685
     7,500   Mine Safety Appliances Co. .......       212,700
     2,696   Misonix, Inc.*....................        20,058
     8,100   MTS Systems Corp. ................       224,127
     1,101   O.I. Corp.*.......................         8,654
     8,500   Ocular Sciences, Inc.*............       247,775
     2,700   Orthofix International N.V.*......       133,488
     2,200   OYO Geospace Corp.*...............        38,104
     3,600   Perceptron, Inc.*.................        25,956
    13,100   PerkinElmer, Inc. ................       271,039
     2,400   Respironics, Inc.*................       129,648
     8,800   Sola International, Inc.*.........       204,600
       900   Span-America Medical Systems,
               Inc. ...........................        12,293
    23,900   Tektronix, Inc. ..................       781,769
     7,050   Trimble Navigation, Ltd.*.........       161,657
     2,100   Utah Medical Products, Inc.*......        52,731
    13,700   Viasys Healthcare, Inc.*..........       309,894
     2,000   Vicon Industries, Inc.*...........         9,360
                                                 ------------
                                                    5,338,881
                                                 ------------
             INSURANCE -- 3.7%
    16,200   American Financial Group, Inc. ...       483,247
     5,500   American Medical Security Group,
               Inc.*...........................       146,905
     1,300   American National Insurance
               Co. ............................       116,337
    11,700   AmerUs Group Co. .................       472,095
       138   Argonaut Group, Inc.*.............         2,626
     1,700   Bancinsurance Corp.*..............        13,651
    24,117   Century Business Services,
               Inc.*...........................       118,414
     8,800   Commerce Group, Inc. .............       422,400
     3,400   Crawford & Co., Class B...........        17,272
     5,250   Delphi Financial Group, Inc.,
               Class A.........................       220,605
       100   Donegal Group, Inc. ..............         1,995
     1,400   FBL Financial Group, Inc., Class
               A...............................        39,340
     1,400   FPIC Insurance Group, Inc.*.......        32,102
     1,800   Great American Financial
               Resources, Inc. ................        28,368
     2,500   HCC Insurance Holdings, Inc. .....        80,825
       800   Horace Mann Educators Corp. ......        12,576
     2,500   IPC Holdings, Ltd. ...............        98,475
    18,800   Max Re Capital, Ltd. .............       424,880
       300   Merchants Group, Inc. ............         7,323
     1,012   National Western Life Insurance
               Co., Class A*...................       149,563
       100   NYMAGIC, Inc. ....................         2,530
       200   Ohio Casualty Corp.*..............         3,998
    10,500   Selective Insurance Group,
               Inc. ...........................       368,235
       800   Trover Solutions, Inc.*...........         5,552
     3,400   United Fire & Casualty Co. .......       143,715
     8,100   W. R. Berkley Corp. ..............       323,028
        60   Wesco Financial Corp. ............        23,220
                                                 ------------
                                                    3,759,277
                                                 ------------

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, INSURANCE continued
             IT HARDWARE -- 7.2%
   115,400   3Com Corp.*.......................  $    814,724
    20,300   Avaya, Inc.*......................       322,364
    11,900   Avocent Corp.*....................       437,801
     1,650   Benchmark Electronics, Inc.*......        51,942
     2,900   Cobra Electronics Corp.*..........        23,638
     5,675   Comtech Telecommunications
               Corp.*..........................       131,660
     6,800   Digi International, Inc.*.........        67,116
     2,700   Diodes, Inc.*.....................        58,887
     5,200   EMS Technologies, Inc.*...........       100,412
       500   Espey Manufacturing & Electronics
               Corp. ..........................        12,600
    37,100   Fairchild Semiconductor
               International, Inc.*............       891,513
    23,700   Harris Corp. .....................     1,147,317
     1,400   Merrimac Industries, Inc.*........         9,716
    10,430   Microsemi Corp.*..................       142,682
    46,900   Mindspeed Technologies, Inc.*.....       306,257
    15,500   Mykrolis Corp.*...................       221,030
       300   Network Equipment Technologies,
               Inc.*...........................         2,994
       625   Orbit International Corp.*........         4,750
    22,700   Orbital Sciences Corp.*...........       284,431
     4,200   Peak International, Ltd.*.........        29,400
     5,600   Photronics, Inc.*.................        99,344
    19,100   Plantronics, Inc.*................       699,251
       400   Silicon Laboratories, Inc.*.......        21,152
       900   SMTEK International, Inc.*........         6,921
     6,500   Standard Microsystems Corp.*......       173,160
     1,400   Sunair Electronics, Inc.*.........         8,470
     2,500   Sypris Solutions, Inc. ...........        42,500
       500   TTM Technologies, Inc.*...........         6,160
    51,700   Vishay Intertechnology, Inc.*.....     1,103,278
                                                 ------------
                                                    7,221,470
                                                 ------------
             LIQUOR & TOBACCO -- 0.2%
     4,100   Robert Mondavi Corp., Class A*....       155,021
       600   Todhunter International, Inc.*....         7,200
                                                 ------------
                                                      162,221
                                                 ------------
             MACHINERY -- 4.5%
     1,900   Barnes Group, Inc. ...............        52,991
       500   Bonso Electronics International,
               Inc. ...........................         3,270
     2,200   Drew Industries, Inc.*............        77,176
       900   Eastern Co. ......................        14,400
     2,506   Evans & Sutherland Computer
               Corp.*..........................        10,776
       400   Federal Screw Works...............        14,600
       300   Gehl Co.*.........................         4,875
     9,600   Gerber Scientific, Inc.*..........        65,280
    40,100   GrafTech International, Ltd.*.....       599,495
     2,200   Hardinge, Inc. ...................        27,170
     2,100   Hawk Corp., Class A*..............        10,668
     1,700   International Aluminum Corp. .....        55,590
       400   Kennametal, Inc. .................        16,508
     2,000   Key Technology, Inc.*.............        32,040

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund

                                                  Laudus Funds Annual Report  29

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, MACHINERY continued
     5,300   Lennox International, Inc. .......  $     98,315
     5,100   LSB Industries, Inc.*.............        43,248
     2,300   Middleby Corp. ...................       105,064
       600   P & F Industries, Inc.*...........         5,148
       600   Paul Mueller Co. .................        24,930
       500   Peerless Manufacturing Co.*.......         5,600
       500   Pentair, Inc. ....................        29,500
     1,185   Q.E.P. Co., Inc.*.................        19,197
    11,300   Regal-Beloit Corp. ...............       225,774
     1,200   Riviera Tool Co.*.................         5,208
     1,300   Rofin-Sinar Technologies, Inc.*...        38,805
     2,000   SL Industries, Inc.*..............        19,500
    13,100   Snap-on, Inc. ....................       423,654
     4,300   Standex International Corp. ......       116,100
     1,700   Tecumseh Products Co., Class B....        70,261
    19,900   Terex Corp.*......................       735,703
    18,800   Timken Co. .......................       436,724
     1,200   Twin Disc, Inc. ..................        24,060
     1,900   Ultralife Batteries, Inc.*........        40,527
     1,600   UNOVA, Inc.*......................        34,576
     4,900   Water Pik Technologies, Inc.*.....        69,041
     3,300   Woodward Governor Co. ............       210,342
    18,700   York International Corp. .........       735,097
                                                 ------------
                                                    4,501,213
                                                 ------------
             MEDIA -- 2.0%
    21,400   American Greetings Corp., Class
               A*..............................       487,278
     8,900   Banta Corp. ......................       411,981
    15,300   Bowne & Co., Inc. ................       261,630
     3,100   Cadmus Communications Corp. ......        41,416
     1,800   Coactive Marketing Group, Inc.*...         4,950
     3,900   Consolidated Graphics, Inc.*......       149,955
       300   Equity Marketing, Inc.*...........         4,470
       300   Grey Global Group, Inc. ..........       207,000
     1,400   Media General, Inc., Class A......        94,192
     4,800   New England Business Service,
               Inc. ...........................       162,480
     1,500   Outlook Group Corp. ..............        10,185
     3,800   Point.360*........................        16,720
     2,300   Pulitzer, Inc. ...................       110,975
       200   Tufco Technologies, Inc.*.........         1,550
                                                 ------------
                                                    1,964,782
                                                 ------------
             METALS -- 0.6%
     1,100   Harsco Corp. .....................        50,050
     3,300   L.B. Foster Co., Class A*.........        26,631
     2,700   Layne Christensen Co.*............        39,555
     4,100   Olympic Steel, Inc.*..............        57,277
     2,697   Precision Castparts Corp. ........       118,749
     1,400   Quanex Corp. .....................        59,486
     9,800   Ryerson Tull, Inc. ...............       128,282
     3,700   Southern Peru Copper Corp. .......       149,665
                                                 ------------
                                                      629,695
                                                 ------------
             MISCELLANEOUS FINANCIAL -- 0.8%
    13,200   Affiliated Managers Group,
               Inc.*...........................       720,456
     2,100   First Albany Cos, Inc. ...........        29,064

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, MISCELLANEOUS FINANCIAL continued
     2,833   Maxcor Financial Group, Inc. .....  $     33,344
     1,600   Stifel Financial Corp.*...........        38,256
                                                 ------------
                                                      821,120
                                                 ------------
             OFFICE MACHINERY -- 2.1%
    23,100   NCR Corp.*........................     1,017,786
       600   PAR Technology Corp.*.............         6,306
     1,500   Printronix, Inc.*.................        21,990
     5,200   SafeNet, Inc.*....................       195,208
    13,300   SanDisk Corp.*....................       377,321
    18,600   Storage Technology Corp.*.........       517,638
                                                 ------------
                                                    2,136,249
                                                 ------------
             OIL -- 2.6%
       200   Barnwell Industries, Inc. ........         8,478
     1,300   Brigham Exploration Co.*..........         9,555
     1,700   Castle Energy Corp. ..............        16,592
    48,700   Chesapeake Energy Corp. ..........       652,580
     1,100   Clayton Williams Energy, Inc.*....        38,170
     4,900   Comstock Resources, Inc.*.........        97,363
     3,200   Edge Petroleum Corp.*.............        46,720
     2,200   Houston Exploration Co.*..........        98,406
     4,700   Hugoton Royalty Trust.............       103,259
     8,800   KCS Energy, Inc.*.................        94,160
    19,800   Meridian Resource Corp.*..........       119,196
    15,900   Patina Oil & Gas Corp. ...........       417,375
     3,300   Peabody Energy Corp. .............       153,483
       300   Penn Virginia Corp. ..............        18,180
     4,955   Resource America, Inc., Class A...        91,668
    22,000   Ultra Petroleum Corp.*............       660,220
                                                 ------------
                                                    2,625,405
                                                 ------------
             OIL DISTRIBUTION -- 2.3%
     1,800   Adams Resources & Energy, Inc. ...        22,950
    19,800   Ashland, Inc. ....................       920,502
     2,500   Lafarge North America, Inc. ......       101,625
    12,700   Sunoco, Inc. .....................       792,226
    25,600   Tesoro Petroleum Corp.*...........       481,024
     6,700   TransMontaigne, Inc.*.............        40,870
                                                 ------------
                                                    2,359,197
                                                 ------------
             OIL SERVICES -- 0.4%
     2,700   Lufkin Industries, Inc. ..........        84,645
     4,600   Oil States International, Inc.*...        61,824
     9,200   TETRA Technologies, Inc.*.........       240,396
     4,100   Torch Offshore, Inc.*.............        14,965
                                                 ------------
                                                      401,830
                                                 ------------
             OTHER UTILITIES -- 0.2%
       600   American Ecology Corp.*...........         5,160
     3,100   Duratek, Inc.*....................        49,321
       100   RGC Resources, Inc. ..............         2,348
     1,200   SJW Corp. ........................        41,592
     5,400   Waste Industries USA, Inc. .......        56,376
                                                 ------------
                                                      154,797
                                                 ------------
             PAPER -- 1.5%
     6,800   Chesapeake Corp. .................       162,316

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund

30  Laudus Funds Annual Report

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, PAPER continued
     2,300   CSS Industries, Inc. .............  $     76,475
     1,600   DSG International, Ltd. ..........         8,768
    42,600   Louisiana-Pacific Corp. ..........     1,099,080
       400   Nashua Corp.*.....................         3,432
     3,400   Universal Forest Products,
               Inc. ...........................       104,924
     5,000   Wausau-Mosinee Paper Corp. .......        70,450
                                                 ------------
                                                    1,525,445
                                                 ------------
             REAL ESTATE DEVELOPMENT -- 1.0%
     1,900   American Safety Insurance Group,
               Ltd.*...........................        27,664
       500   AMREP Corp. ......................         8,325
     2,100   Avatar Holdings, Inc.*............        78,729
     7,900   Bluegreen Corp.*..................       102,384
     1,300   ILX Resorts, Inc. ................        12,545
       500   J.W. Mays, Inc.*..................         6,600
     2,600   LNR Property Corp. ...............       139,178
       600   Patriot Transportation Holding,
               Inc.*...........................        21,840
     1,976   Stratus Properties, Inc.*.........        25,965
    31,400   Trizec Properties, Inc. ..........       538,510
     1,000   United Capital Corp. .............        21,880
       400   Wellsford Real Properties,
               Inc.*...........................         7,288
                                                 ------------
                                                      990,908
                                                 ------------
             REAL ESTATE INVESTMENT TRUSTS -- 3.7%
    12,800   Brandywine Realty Trust...........       391,040
     1,400   BRT Realty Trust..................        33,404
     9,600   CBL & Associates Properties,
               Inc. ...........................       588,864
     7,200   Entertainment Properties Trust....       294,552
     3,400   Hanover Capital Mortgage Holdings,
               Inc. ...........................        52,870
     1,000   Hersha Hospitality Trust..........        10,600
     3,000   Hospitality Properties Trust......       139,200
       200   Host Marriott Corp.*..............         2,556
    32,400   HRPT Properties Trust.............       366,120
     3,600   iStar Financial, Inc. ............       152,280
    10,000   Keystone Property Trust...........       243,100
     7,200   Koger Equity, Inc. ...............       168,984
     5,300   LTC Properties, Inc. .............        95,983
     7,300   Mission West Properties, Inc. ....        96,725
     3,100   National Health Realty, Inc. .....        57,908
     7,200   Novastar Financial, Inc. .........       474,840
     2,000   One Liberty Properties, Inc. .....        45,100
       900   Parkway Properties, Inc. .........        42,075
     2,800   PMC Commercial Trust..............        43,540
     3,500   PS Business Parks, Inc. ..........       162,225
       100   Reckson Associates Realty
               Corp. ..........................         2,814
     4,100   SL Green Realty Corp. ............       195,570
     3,400   Town & Country Trust..............        92,480
                                                 ------------
                                                    3,752,830
                                                 ------------
             RETAIL -- 7.6%
     8,500   1-800-FLOWERS.COM, Inc., Class
               A*..............................        81,345
     9,600   Aeropostale, Inc.*................       348,096
     6,700   AnnTaylor Stores Corp.*...........       286,760
     3,800   Barnes & Noble, Inc.*.............       123,880

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, RETAIL continued
    26,200   Big Lots, Inc.*...................   $   379,900
     3,000   Blair Corp. ......................        79,950
    27,300   Boise Cascade Corp. ..............       945,944
    36,900   Borders Group, Inc. ..............       876,006
       400   Brown Shoe Co., Inc. .............        14,572
     2,900   Burlington Coat Factory Warehouse
               Corp. ..........................        57,420
       200   Cash America International,
               Inc. ...........................         4,610
    15,900   Charming Shoppes, Inc.*...........       123,861
     1,900   Chico's FAS, Inc.*................        88,160
     2,100   Chronimed, Inc.*..................        16,317
       500   Electronics Boutique Holdings
               Corp.*..........................        14,680
     3,500   Excelligence Learning Corp.*......        20,265
     4,400   EZCORP, Inc.*.....................        45,232
     6,800   Finish Line, Inc., Class A*.......       251,464
       500   Foodarama Supermarkets, Inc.*.....        17,220
    16,600   Foot Locker, Inc. ................       428,280
     7,400   Goody's Family Clothing, Inc. ....       105,598
     4,700   Hastings Entertainment, Inc.*.....        26,320
     1,000   Haverty Furniture Cos., Inc. .....        21,280
    20,300   Insight Enterprises, Inc.*........       390,775
     9,200   InterTAN, Inc.*...................       128,524
     5,600   Jo-Ann Stores, Inc.*..............       157,080
     3,100   Linens 'n Things, Inc.*...........       109,771
     3,500   Lithia Motors, Inc., Class A......        96,775
    12,300   Longs Drug Stores Corp. ..........       231,609
     5,400   Pacific Sunwear of California,
               Inc.*...........................       132,516
     9,500   Priceline.com, Inc.*..............       256,120
     3,300   REX Stores Corp.*.................        51,942
     2,400   Ruddick Corp. ....................        48,576
       800   Rush Enterprises, Inc., Class
               B*..............................         9,200
     1,000   S&K Famous Brands, Inc.*..........        17,530
    13,800   ShopKo Stores, Inc.*..............       201,756
     1,300   Sport Chalet, Inc.*...............        15,119
     2,700   Stage Stores, Inc.*...............       104,463
    15,300   SUPERVALU, Inc. ..................       467,262
     2,700   Systemax, Inc.*...................        14,256
       800   Tractor Supply Co.*...............        30,976
     4,700   Trans World Entertainment
               Corp.*..........................        44,556
     1,400   Village Super Market, Inc. .......        45,850
     1,700   Weis Markets, Inc. ...............        57,375
    12,900   Zale Corp.*.......................       793,995
                                                 ------------
                                                    7,763,186
                                                 ------------
             SERVICES -- 5.0%
       100   Almost Family, Inc.*..............           848
       500   American Dental Partners, Inc.*...         8,754
     3,400   Angelica Corp. ...................        77,622
     9,600   BearingPoint, Inc.*...............       102,912
    13,200   Brink's Co. ......................       364,056
    10,100   Career Education Corp.*...........       572,063
     7,300   Carriage Services, Inc.*..........        36,281
       550   Cass Information Systems, Inc. ...        18,783
     5,700   CDI Corp. ........................       183,996
     8,600   Central Parking Corp. ............       172,688
       400   CheckFree Corp.*..................        11,784
     3,100   CPI Corp. ........................        58,993

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund

                                                  Laudus Funds Annual Report  31

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, SERVICES continued
     5,571   Discovery Partners
               International*..................  $     34,262
     1,800   Ecology & Environment, Inc. ......        19,224
       300   Exponent, Inc.*...................         6,756
     6,600   Getty Images, Inc.*...............       356,268
       200   Horizon Health Corp.*.............         4,604
     5,800   Jones Lang LaSalle, Inc.*.........       149,118
     6,700   Kelly Services, Inc., Class A.....       198,387
     3,100   Kendle International, Inc.*.......        27,776
       100   Korn/Ferry International*.........         1,600
     1,300   Mac-Gray Corp.*...................         8,450
     4,500   Metal Management, Inc.*...........       165,060
       100   Michael Baker Corp.*..............         1,267
    10,500   Modem Media, Inc.*................        68,250
     3,700   Monro Muffler Brake, Inc.*........        92,463
    45,200   MPS Group, Inc.*..................       502,624
       660   National Technical Systems,
               Inc.*...........................         3,333
     6,100   Navigant International, Inc.*.....       109,800
     8,400   NCO Group, Inc.*..................       196,308
       500   Opinion Research Corp.*...........         3,105
    11,800   PARXEL International Corp.*.......       210,866
     4,500   RCM Technologies, Inc.*...........        31,815
     3,650   Schnitzer Steel Industries, Inc.,
               Class A.........................       117,019
       200   Scope Industries..................        14,400
       700   Security Capital Corp., Class
               A*..............................         5,208
     4,500   SOURCECORP, Inc.*.................       119,250
     6,800   Steiner Leisure, Ltd.*............       110,160
    10,400   Sylvan Learning Systems, Inc.*....       365,144
    25,100   US Oncology, Inc.*................       370,978
     3,800   Volt Information Sciences,
               Inc.*...........................        92,872
                                                 ------------
                                                    4,995,147
                                                 ------------
             SOAPS & COSMETICS -- 0.2%
     2,190   Del Laboratories, Inc.*...........        72,708
     6,691   Elizabeth Arden, Inc.*............       141,314
     3,000   Katy Industries, Inc.*............        17,970
     1,800   Stephan Co. ......................         8,100
                                                 ------------
                                                      240,092
                                                 ------------
             SOFTWARE -- 6.0%
    57,950   Activision, Inc.*.................       916,768
    11,400   Akamai Technologies, Inc.*........       149,796
     3,100   American Software, Inc., Class
               A...............................        20,770
    22,300   Ascential Software Corp.*.........       488,816
     1,300   Black Box Corp. ..................        69,667
    18,400   CIBER, Inc.*......................       202,400
     1,600   Computer Task Group, Inc.*........         8,464
     6,400   Covansys Corp.*...................        74,112
     4,500   E.piphany, Inc.*..................        32,490
     4,668   Edgewater Technology, Inc.*.......        33,843
    13,800   eFunds Corp.*.....................       226,320
    17,000   Epicor Software Corp.*............       225,590
    11,200   eResearch Technology, Inc.*.......       314,160
     1,900   EuroWeb International Corp.*......         9,025
    15,200   First American Corp. .............       462,384
    10,800   GTECH Holdings Corp. .............       638,712
     2,000   InsWeb Corp.*.....................        10,000
       534   Lightbridge, Inc.*................         3,151

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, SOFTWARE continued
     1,000   Manatron, Inc.*...................  $      8,000
    20,500   Mentor Graphics Corp.*............       365,310
     3,446   Netmanage, Inc.*..................        33,254
     1,200   NWH, Inc. ........................        24,120
    36,000   Perot Systems Corp., Class A*.....       478,800
     5,500   PLATO Learning, Inc.*.............        55,495
     1,000   Sabre Holdings Corp. .............        24,810
     6,100   SPSS, Inc.*.......................       111,630
    27,300   Sybase, Inc.*.....................       573,027
    11,164   Sykes Enterprises, Inc.*..........        66,426
    18,100   THQ, Inc.*........................       366,163
     1,900   TSR, Inc. ........................        14,820
                                                 ------------
                                                    6,008,323
                                                 ------------
             TELEPHONE -- 0.7%
     2,000   Atlantic Tele-Network, Inc. ......        62,000
    42,046   EarthLink, Inc.*..................       372,528
     3,400   Golden Telecom, Inc. .............       115,702
     1,500   Hector Communications Corp.*......        27,900
    11,000   PTEK Holdings, Inc.*..............       101,090
                                                 ------------
                                                      679,220
                                                 ------------
             TEXTILES -- 1.5%
     3,700   Albany International Corp., Class
               A...............................        99,493
     3,600   Ashworth, Inc.*...................        31,320
     2,500   Coach, Inc.*......................       102,475
     4,500   Culp, Inc.*.......................        46,350
       397   Cutter & Buck, Inc. ..............         4,002
       200   Decorator Industries, Inc. .......         1,518
       700   Delta Apparel, Inc. ..............        13,930
     2,600   Haggar Corp. .....................        52,000
       600   Hallwood Group, Inc.*.............        16,800
    11,800   Hartmarx Corp.*...................        70,800
     9,400   K-Swiss, Inc., Class A............       230,018
     5,300   Kellwood Co. .....................       208,025
       400   McRae Industries, Inc., Class A...         4,032
       200   Oxford Industries, Inc. ..........         9,238
     3,400   Phillips-Van Heusen Corp. ........        62,900
       400   Quaker Fabric Corp. ..............         3,592
     1,000   Russell Corp. ....................        18,260
     2,200   Saucony, Inc., Class A............        40,700
     1,700   Superior Uniform Group, Inc. .....        27,880
     2,100   Tandy Brands Accessories, Inc. ...        27,363
     7,000   Vans, Inc.*.......................       103,600
    15,400   Wolverine World Wide, Inc. .......       371,602
                                                 ------------
                                                    1,545,898
                                                 ------------
             TRANSPORTATION -- 3.1%
     3,600   Alexander & Baldwin, Inc. ........       119,088
     3,100   Celadon Group, Inc.*..............        51,553
       200   Dynamex, Inc.*....................         2,816
     2,190   EGL, Inc.*........................        39,332
    16,500   Frontline, Ltd. ..................       476,025
     6,500   General Maritime Corp.*...........       163,475
     2,000   Maritrans, Inc. ..................        31,420
     1,350   Marten Transport, Ltd.*...........        25,650
     4,000   Nordic American Tanker Shipping,
               Ltd. ...........................       102,320

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund

32  Laudus Funds Annual Report

  SHARES                                            VALUE
-------------------------------------------------------------
             COMMON STOCK, TRANSPORTATION continued
     6,800   Overseas Shipholding Group,
               Inc. ...........................  $    248,200
    20,800   Ryder Systems, Inc. ..............       805,584
     8,800   Sea Containers, Ltd., Class A.....       181,280
    12,600   Teekay Shipping Corp. ............       868,140
     2,200   U.S. Xpress Enterprises, Inc.,
               Class A*........................        31,262
       300   USA Truck, Inc.*..................         2,898
                                                 ------------
                                                    3,149,043
                                                 ------------
             TRAVEL & ENTERTAINMENT -- 2.7%
     1,400   Ark Restaurants Corp.*............        24,780
       900   Aztar Corp.*......................        22,059
    10,400   Boca Resorts, Inc., Class A*......       181,480
    20,600   CBRL Group, Inc. .................       816,584
     4,822   Checkers Drive-In Restaurants,
               Inc.*...........................        58,587
     5,400   Dave & Buster's, Inc.*............        81,270
     5,000   Famous Dave's of America, Inc.*...        38,895
     1,800   Frisch's Restaurants, Inc. .......        49,500
     1,600   J. Alexander's Corp.*.............        11,680
     6,800   Kerzner International, Ltd.*......       301,580
    10,400   Landry's Restaurants, Inc. .......       310,232
     2,700   Lone Star Steakhouse & Saloon,
               Inc. ...........................        78,813
     3,400   Mandalay Resort Group.............       194,684
     7,400   Marcus Corp. .....................       128,390
       400   Max & Erma's Restaurants, Inc.*...         6,700
     2,200   Nathan's Famous, Inc.*............        12,782
    10,200   Ruby Tuesday, Inc. ...............       327,930
     2,100   Sands Regent*.....................        18,396
       600   Smith & Wollensky Restaurant
               Group, Inc.*....................         4,200
     1,300   Star Buffet*......................         8,619
     1,400   WestCoast Hospitality Corp.*......         9,240
                                                 ------------
                                                    2,686,401
                                                 ------------
             WHOLESALE -- 2.8%
     3,943   Aristotle Corp.*..................        19,005
    15,100   Aviall, Inc.*.....................       229,520
     8,186   CellStar Corp.*...................        85,953
     1,500   Coast Distribution System,
               Inc. ...........................         9,750
       400   CompuCom Systems, Inc.*...........         2,196
     4,400   Department 56, Inc.*..............        65,032
     5,900   Enesco Group, Inc.*...............        67,850
     2,700   First Aviation Services, Inc.*....        12,393

SHARES OR
PRINCIPAL                                           VALUE
-------------------------------------------------------------
             COMMON STOCK, WHOLESALE continued
     1,500   Hughes Supply, Inc. ..............  $     78,600
     1,900   Imagistics International, Inc.*...        83,695
     3,800   Industrial Distribution Group,
               Inc.*...........................        31,046
     3,060   Manchester Technologies, Inc.*....        11,689
       800   Moore Medical Corp.*..............         9,584
     1,400   NACCO Industries, Inc. Class A....       115,360
       373   Nash Finch Co. ...................         8,833
       500   Noland Co. .......................        22,750
    15,800   Omnicare, Inc. ...................       700,414
     4,500   Pomeroy Computer Resources,
               Inc. ...........................        65,250
    18,000   PSS World Medical, Inc.*..........       201,420
     1,800   Richardson Electronics, Ltd. .....        21,798
    19,400   Tech Data Corp.*..................       794,236
     1,500   TESSCO Technologies, Inc.*........        19,035
       100   United Stationers, Inc.*..........         4,210
     9,300   Ventiv Health, Inc.*..............       129,363
       100   Watsco, Inc., Class B.............         2,939
                                                 ------------
                                                    2,791,921
                                                 ------------
             TOTAL COMMON STOCK................   100,495,299
                                                 ------------



             REPURCHASE AGREEMENTS -- 1.2%
$1,221,000   State Street Bank dated 3/31/04,
               due 4/1/04 at 0.10% with a
               maturity value of $1,221,003
               (Fully collateralized by U.S.
               Treasury Notes).................     1,221,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS.......     1,221,000
                                                 ------------
             TOTAL INVESTMENTS (COST
               $83,096,842) (a) -- 101.1%......   101,716,299
             LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (1.1)%................    (1,058,361)
                                                 ------------
             NET ASSETS -- 100.0%..............  $100,657,938
                                                 ============

---------------

*  Non-income producing security.

(a) The aggregate cost for federal income tax purposes is $83,130,839 and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation...................  $19,770,935
    Unrealized depreciation...................   (1,185,475)
                                                -----------
    Net unrealized appreciation...............  $18,585,460
                                                ===========

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  33

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND as of 3/31/04

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK -- 98.8%
              AIRCRAFT -- 0.0%
     10,400   Curtiss-Wright Corp. ........  $      487,448
      5,000   SIFCO Industries, Inc.*......          19,500
                                             --------------
                                                    506,948
                                              -------------
              AIRLINES -- 0.6%
     27,145   Air Methods Corp.*...........         244,305
     97,500   AirNet Systems, Inc.*........         481,650
    245,900   Alaska Air Group, Inc.*......       6,063,894
     82,630   MAIR Holdings, Inc.*.........         755,238
     41,029   Mesa Air Group, Inc.*........         338,900
     17,525   SkyWest, Inc. ...............         337,181
                                             --------------
                                                  8,221,168
                                              -------------
              AUTOS -- 0.3%
     47,960   Edelbrock Corp. .............         635,950
     45,100   R&B, Inc.*...................         829,840
    299,700   Visteon Corp. ...............       2,868,129
                                             --------------
                                                  4,333,919
                                              -------------
              BANKS -- 10.2%
     40,889   1st Source Corp. ............       1,006,687
    119,211   Accredited Home Lenders
                Holding Co.*...............       4,696,913
    232,600   Advanta Corp., Class A.......       3,898,376
     12,500   American Home Mortgage
                Investment Corp. ..........         360,000
     93,000   American Residential
                Investment Trust, Inc.*....         852,810
     29,033   AmeriServ Financial, Inc.*...         177,101
     48,200   ASTA Funding, Inc. ..........         918,210
        300   Auburn National
                Bancorporation, Inc. ......           6,450
        755   Bancorp Rhode Island,
                Inc. ......................          25,444
        668   Bank Mutual Corp. ...........           7,475
    234,426   BankUnited Financial Corp.,
                Class A*...................       6,962,451
     32,562   Banner Corp. ................         953,741
      5,300   Berkshire Bancorp, Inc. .....         309,149
     22,400   Berkshire Hills Bancorp,
                Inc. ......................         781,760
     12,610   BNCCORP, Inc.*...............         192,303
        500   BostonFed Bancorp, Inc. .....          17,150
     85,536   BSB Bancorp, Inc. ...........       3,301,690
          2   BWC Financial Corp. .........              45
         15   Capital Corp. of the West....             587
     23,911   Capital Crossing Bank*.......       1,765,588
     71,700   Capital Trust, Class A.......       1,871,370
     10,000   Cardinal Financial Corp.*....          96,000
     22,600   Carver Bancorp, Inc. ........         519,800
     16,500   Cascade Financial Corp. .....         332,805
        600   Central Federal Corp. .......           7,866
     10,000   Centrue Financial Corp. .....         276,000
     21,000   CFS Bancorp, Inc. ...........         307,650
        400   Classic Bancshares, Inc. ....          15,980
      4,375   Colony Bankcorp, Inc. .......          92,881
     18,326   Columbia Banking System,
                Inc. ......................         513,128
    241,900   Commercial Federal Corp. ....       6,676,439
      3,700   Community Bank System,
                Inc. ......................         171,236
      1,900   Community Capital Corp. .....          41,800
      2,800   Community Financial Corp. ...          61,012

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS continued
      9,400   Community West Bancshares*...  $       79,054
      8,600   Corus Bankshares, Inc. ......         346,494
     35,300   Cowlitz Bancorp*.............         375,239
     24,900   Crescent Banking Co. ........         672,300
      4,421   Dearborn Bancorp, Inc.*......          97,251
     19,580   Desert Community Bank........         462,284
        100   DutchFork Bancshares,
                Inc.*......................           3,800
      2,400   ECB Bancorp, Inc. ...........          72,000
      2,500   EFC Bancorp, Inc. ...........          69,375
      9,200   Elmira Savings Bank, FSB.....         271,860
      2,550   EverTrust Financial Group,
                Inc. ......................          46,512
     20,882   FFLC Bancorp, Inc. ..........         561,935
      8,300   FFW Corp. ...................         188,825
      1,300   Financial Federal Corp.*.....          43,459
        800   First Bancorp of Indiana,
                Inc. ......................          17,000
     15,100   First Bancshares, Inc. ......         307,587
      2,375   First BancTrust Corp. .......          62,106
     67,900   First Citizens BancShares,
                Inc., Class A..............       8,351,699
      7,300   First Federal Bancorp,
                Inc. ......................          66,065
     16,660   First Federal Bancshares of
                Arkansas, Inc. ............         347,861
      3,400   First Federal Bankshares,
                Inc. ......................          70,380
      9,300   First Kansas Financial
                Corp. .....................         176,514
        800   First Mariner Bancorp*.......          15,296
      2,000   First Midwest Financial,
                Inc. ......................          45,000
        750   First Oak Brook Bancshares,
                Inc. ......................          22,688
        100   First Place Financial
                Corp. .....................           1,814
      4,000   First Regional Bancorp*......         121,000
      2,400   FirstFed Bancorp, Inc. ......          19,224
     49,200   FirstFed Financial Corp.*....       2,269,596
     31,600   Flagstar Bancorp, Inc. ......         810,540
     17,300   Florida Banks, Inc.*.........         386,828
      5,500   FMS Financial Corp. .........          96,250
     16,400   FSF Financial Corp. .........         541,200
        291   Gateway Financial Holdings,
                Inc.*......................           4,095
        200   Great Pee Dee Bancorp,
                Inc. ......................           3,270
      6,049   Greater Atlantic Financial
                Corp.*.....................          45,972
      8,100   GS Financial Corp. ..........         161,190
        494   Guaranty Financial Corp. ....          13,387
     27,600   Habersham Bancorp............         715,696
        300   Harrodsburg First Financial
                Bancorp, Inc. .............           6,795
      2,000   Hemlock Federal Financial
                Corp. .....................          57,000
      6,100   HF Financial Corp. ..........         106,811
     10,300   Hingham Institution for
                Savings....................         406,850
      9,122   HMN Financial, Inc. .........         250,490
      6,123   Horizon Bancorp..............         157,361
     13,200   Hudson River Bancorp,
                Inc. ......................         271,920
      6,454   Iberiabank Corp. ............         379,818
      9,922   Independence Federal Savings
                Bank*......................         207,370
     92,584   InterCept, Inc.*.............       1,128,599
     13,990   International Bancshares
                Corp. .....................         739,092
     42,900   Intervest Bancshares
                Corp.*.....................         755,469
    179,000   Irwin Financial Corp. .......       4,829,420

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

34  Laudus Funds Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS continued
     30,000   ITLA Capital Corp.*..........  $    1,483,800
      4,900   Local Financial Corp.*.......         106,820
      3,500   Long Island Financial
                Corp. .....................         138,950
        100   LSB Financial Corp. .........           2,537
     21,180   MAF Bancorp, Inc. ...........         920,483
     12,799   Massbank Corp. ..............         509,016
      3,331   Matrix Bancorp, Inc.*........          37,807
        300   Mayflower Co-operative Bank..           5,400
     21,000   MB Financial, Inc. ..........         818,790
      3,300   MFB Corp. ...................         105,600
      4,121   MidWestOne Financial Group,
                Inc. ......................          76,239
        100   MutualFirst Financial,
                Inc. ......................           2,407
      6,280   Mystic Financial, Inc. ......         204,414
      5,800   National Mercantile
                Bancorp*...................          58,000
    231,950   New Century Financial
                Corp. .....................      11,263,491
      6,200   New Hampshire Thrift
                Bancshares, Inc. ..........         179,180
     13,650   North Valley Bancorp.........         242,424
     12,470   Northeast Indiana Bancorp,
                Inc. ......................         261,995
      1,700   Northeast Pennsylvania
                Financial Corp. ...........          31,280
     15,600   Northway Financial, Inc. ....         592,800
     24,300   Onyx Acceptance Corp.*.......         255,393
     35,948   Pacific Mercantile
                Bancorp*...................         402,258
     13,200   Park Bancorp, Inc. ..........         397,452
      1,900   Parkvale Financial Corp. ....          54,454
     15,919   Patriot National Bancorp,
                Inc. ......................         241,014
      6,100   Peoples BancTrust Co.,
                Inc. ......................          91,866
      1,600   Peoples Community Bancorp*...          33,600
        100   Peoples Financial Corp. .....           1,890
     67,900   PFF Bancorp, Inc. ...........       2,589,027
         10   PHSB Financial Corp. ........             229
        100   Pinnacle Bancshares, Inc. ...           1,690
     19,847   Pocahontas Bancorp, Inc. ....         328,269
        500   Pointe Financial Corp. ......          14,051
     11,600   Provident Bankshares
                Corp. .....................         364,008
      3,825   Provident Financial Holdings,
                Inc. ......................          99,374
     47,100   PSB Bancorp, Inc.*...........         485,130
      5,500   QCR Holdings, Inc. ..........         159,500
    325,950   R & G Financial Corp., Class
                B..........................      11,258,312
        100   Republic First Bancorp,
                Inc.*......................           1,300
    329,375   Saxon Capital, Inc.*.........       9,357,543
     22,666   Seacoast Financial Services
                Corp. .....................         759,311
        381   Sierra Bancorp...............           5,772
     23,400   South Financial Group,
                Inc. ......................         692,406
     14,400   Southern Missouri Bancorp,
                Inc. ......................         220,464
     15,370   Southside Bancshares,
                Inc. ......................         286,036
      6,300   Southwest Bancorp, Inc. .....         108,990
     55,857   Sterling Financial Corp.*....       2,060,565
     12,100   Team Financial, Inc. ........         146,531
      3,900   Teche Holding Co. ...........         139,230
      9,766   TF Financial Corp. ..........         307,629
     19,600   Timberland Bancorp, Inc. ....         456,288
      3,774   UCBH Holdings, Inc. .........         151,111
     35,700   UICI*........................         526,932
    109,943   UMB Financial Corp. .........       5,574,110

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS continued
      3,007   UnionBancorp, Inc. ..........  $       64,711
     10,000   United Bancshares, Inc. .....         162,500
      1,838   United Financial Corp. ......          47,788
     16,510   Unity Bancorp, Inc. .........         222,060
      4,746   Vineyard National Bancorp
                Co. .......................         208,729
     39,449   Wainwright Bank & Trust
                Co. .......................         591,735
      6,198   Washington Banking Co. ......          99,974
     10,400   Washington Savings Bank,
                F.S.B......................         109,928
     12,600   Washtenaw Group, Inc.*.......          77,112
     51,730   Waypoint Financial Corp. ....       1,387,399
      9,700   Wells Financial Corp. .......         312,340
    129,400   Westcorp.....................       5,702,657
      1,512   Western Ohio Financial
                Corp. .....................          47,598
         45   WFS Financial, Inc.*.........           1,949
      4,000   Woronoco Bancorp, Inc. ......         142,800
      6,650   WSFS Financial Corp. ........         333,631
                                             --------------
                                                128,603,617
                                              -------------
              BIOTECHNOLOGY -- 0.5%
      2,800   Harvard Bioscience, Inc.*....          26,001
    324,115   Nabi Biopharmaceuticals,
                Inc.*......................       5,039,988
    369,786   Savient Pharmaceuticals,
                Inc.*......................       1,397,791
                                             --------------
                                                  6,463,780
                                              -------------
              BUILDING -- 2.4%
     69,031   Beazer Homes USA, Inc. ......       7,311,073
    154,000   Brookfield Homes Corp. ......       5,403,860
    109,200   Coachmen Industries, Inc. ...       1,821,456
     26,625   Dominion Homes, Inc.*........       1,013,081
    106,000   Hovnanian Enterprises, Inc.,
                Class A*...................       4,573,900
        200   Liberty Homes, Inc., Class
                A..........................           1,210
      9,600   Orleans Homebuilders,
                Inc.*......................         230,880
     63,400   Ryland Group, Inc. ..........       5,631,822
     50,600   Skyline Corp. ...............       1,951,642
     46,000   Sterling Construction Co.,
                Inc.*......................         212,980
     39,800   Technical Olympic USA,
                Inc.*......................       1,273,600
     35,400   Willbros Group, Inc.*........         531,354
                                             --------------
                                                 29,956,858
                                              -------------
              CELLULAR -- 0.5%
    250,500   Price Communications Corp.*..       3,930,345
      2,800   U.S. Cellular Corp.*.........         108,220
    108,169   Western Wireless Corp., Class
                A*.........................       2,527,910
                                             --------------
                                                  6,566,475
                                              -------------
              CHEMICALS -- 1.4%
    203,044   A. Schulman, Inc. ...........       3,989,815
     79,391   American Pacific Corp. ......         632,667
      4,619   American Vanguard Corp. .....         217,093
    232,700   Arch Chemicals, Inc. ........       6,569,121
     41,400   Bairnco Corp. ...............         292,698
      5,700   Ethyl Corp.*.................         112,917
          0   Kronos Worldwide, Inc. (b)...               8
      8,665   LESCO, Inc.*.................         109,092
      8,400   NL Industries, Inc. .........         116,760
    125,200   Octel Corp. .................       3,737,220
     11,900   Stepan Co. ..................         271,796

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

                                                  Laudus Funds Annual Report  35

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, CHEMICALS continued
      1,300   Synalloy Corp.*..............  $        8,905
    235,200   Terra Industries, Inc.*......       1,453,536
                                             --------------
                                                 17,511,628
                                              -------------
              CONSTRUCTION MATERIALS -- 0.4%
     67,700   Ameron International
                Corp. .....................       2,283,521
     31,300   Ceradyne, Inc.*..............       1,131,495
     14,500   Continental Materials
                Corp.*.....................         418,905
      5,600   Devcon International
                Corp.*.....................          45,080
      1,000   Oil-Dri Corporation of
                America....................          16,500
     61,700   Rock of Ages Corp. ..........         430,666
    184,002   U.S. Concrete, Inc.*.........       1,100,332
      2,600   United States Lime &
                Minerals, Inc. ............          20,881
                                             --------------
                                                  5,447,380
                                              -------------
              DEFENSE -- 0.9%
    274,400   Armor Holdings, Inc.*........       9,082,640
      8,000   EDO Corp. ...................         192,640
     35,300   Lowrance Electronics,
                Inc. ......................         770,599
     54,880   Todd Shipyards Corp. ........         930,216
                                             --------------
                                                 10,976,095
                                              -------------
              DRUGS -- 2.3%
    409,800   Alpharma, Inc., Class A......       8,036,178
     10,921   American Pharmaceuticals,
                Inc.*......................         512,632
      2,095   BioSource International,
                Inc.*......................          14,684
     95,100   E-Z-EM, Inc. ................       1,754,595
     66,430   First Horizon Pharmaceutical
                Corp.*.....................       1,046,937
     88,569   Genencor International,
                Inc.*......................       1,178,853
    151,100   Inverness Medical
                Innovations, Inc.*.........       2,765,130
     93,299   Kos Pharmaceuticals, Inc.*...       3,801,001
     18,833   Martek Biosciences Corp.*....       1,073,481
     81,803   Nature's Sunshine Products,
                Inc. ......................       1,213,957
     47,900   Nutraceutical International
                Corp.*.....................       1,034,640
    281,936   Perrigo Co. .................       5,652,817
      3,600   Polydex Pharmaceuticals
                Ltd.*......................          28,620
     18,058   Serologicals Corp.*..........         368,383
     12,900   Spectrum Pharmaceuticals,
                Inc.*......................         107,844
      8,100   Valeant Pharmaceuticals
                International..............         193,347
     22,949   Ventana Medical Systems,
                Inc.*......................         939,991
        500   Weider Nutrition
                International, Inc.*.......           2,370
                                             --------------
                                                 29,725,460
                                              -------------
              DURABLES -- 0.2%
     18,100   Arctic Cat, Inc. ............         461,369
     18,300   Boston Acoustics, Inc. ......         201,300
     76,300   Monaco Coach Corp. ..........       2,044,840
     31,818   Universal Electronics,
                Inc.*......................         419,998
                                             --------------
                                                  3,127,507
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, continued
              ELECTRIC UTILITIES -- 1.0%
     71,400   Central Vermont Public
                Service Corp. .............  $    1,606,500
    346,700   Duquesne Light Holdings,
                Inc. ......................       6,760,650
      3,500   Green Mountain Power Corp. ..          90,545
      7,700   PNM Resources, Inc. .........         231,385
    499,800   Sierra Pacific Resources*....       3,698,520
     29,800   Westar Energy, Inc. .........         624,608
                                             --------------
                                                 13,012,208
                                              -------------
              ELECTRONICS -- 0.0%
        700   All American Semiconductor,
                Inc.*......................           4,046
                                              -------------
              FINANCIAL INVESTMENTS -- 1.5%
    144,750   Aaron Rents, Inc. ...........       3,602,827
        200   Bestway, Inc.*...............           2,650
     42,600   California First National
                Bancorp....................         548,262
     15,419   Electro Rent Corp.*..........         155,115
     51,200   Fog Cutter Capital Group,
                Inc. ......................         307,200
     68,617   G-III Apparel Group, Ltd.*...         531,782
     18,750   MCG Capital Corp. ...........         378,563
         74   PICO Holdings, Inc.*.........           1,216
      1,312   Shenandoah Telecommunications
                Co. .......................          29,979
    608,100   Tommy Hilfiger Corp.*........      10,337,699
    153,400   United Rentals, Inc.*........       2,725,918
     48,500   Willis Lease Finance
                Corp.*.....................         434,124
                                             --------------
                                                 19,055,335
                                              -------------
              FOOD -- 2.4%
     31,055   Andersons, Inc. .............         583,834
     19,506   Cal-Maine Foods, Inc. .......         694,414
    385,800   Chiquita Brands
                International, Inc.*.......       8,043,930
    196,950   Flowers Foods, Inc. .........       5,167,968
      2,800   Glacier Water Services,
                Inc.*......................          58,380
      1,000   Hansen Natural Corp.*........          14,000
    156,800   Lance, Inc. .................       2,569,952
     69,600   National Beverage Corp.*.....         662,592
     30,600   Omega Protein Corp.*.........         222,462
    307,500   Ralcorp Holdings, Inc.*......       9,357,224
     25,897   Sanderson Farms, Inc. .......         951,197
      4,200   Seaboard Corp. ..............       1,407,000
        400   Seneca Foods Corp., Class
                B*.........................           7,460
     22,000   Zapata Corp.*................       1,210,000
                                             --------------
                                                 30,950,413
                                              -------------
              HEALTH -- 1.5%
     23,800   Allied Healthcare
                International, Inc.*.......         162,316
      7,841   Amedisys, Inc.*..............         191,399
     45,300   American Shared Hospital
                Services...................         305,775
     22,200   Beverly Enterprises, Inc.*...         142,080
    146,141   Kindred Healthcare, Inc.*....       7,350,892
     43,350   LCA-Vision, Inc.*............       1,017,425
     43,931   MedCath Corp.*...............         681,370
     14,100   National Dentex Corp.*.......         383,520

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

36  Laudus Funds Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, HEALTH continued
     66,956   National Home Health Care
                Corp.*.....................  $      709,734
      9,000   Neighborcare, Inc.*..........         218,250
        170   PacifiCare Health Systems,
                Inc.*......................           6,724
    232,902   VCA Antech, Inc.*............       8,298,297
                                             --------------
                                                 19,467,782
                                              -------------
              HOUSEHOLD -- 3.5%
     50,600   A.T. Cross Co., Class A*.....         329,912
    178,400   Acuity Brands, Inc. .........       4,260,192
      4,400   Aldila, Inc.*................          24,948
     39,500   American Biltrite, Inc. .....         430,550
     16,100   American Locker Group,
                Inc.*......................         177,744
      4,300   Atlantis Plastics, Inc.,
                Class A*...................          66,650
     65,345   Bassett Furniture Industries,
                Inc. ......................       1,295,791
    462,800   Callaway Golf Co. ...........       8,783,943
    145,562   Central Garden & Pet Co.*....       5,240,232
      5,300   Chase Corp. .................          73,670
     10,500   Chromcraft Revington,
                Inc.*......................         156,450
     40,900   EXX, Inc., Class A*..........         102,250
     21,328   Flexsteel Industries,
                Inc. ......................         437,224
     12,600   GameTech International,
                Inc.*......................          50,400
     65,200   Genlyte Group, Inc.*.........       3,653,808
    185,160   Griffon Corp.*...............       3,999,456
    107,200   Helen of Troy, Ltd.*.........       3,324,272
     51,574   Johnson Outdoors, Inc., Class
                A*.........................       1,005,229
      2,102   Juno Lighting, Inc.*.........          59,213
     17,299   K2, Inc.*....................         277,303
    148,616   Kimball International, Inc.,
                Class B....................       2,328,813
      1,490   Knape & Vogt Manufacturing
                Co. .......................          20,324
         99   Mity Enterprises, Inc.*......           1,687
     61,900   Movado Group, Inc. ..........       1,853,286
      5,700   National Presto Industries,
                Inc. ......................         220,932
     23,000   Patrick Industries, Inc.*....         219,650
         52   RC2 Corp.*...................           1,430
     28,800   Russ Berrie & Co., Inc. .....       1,008,000
      2,500   Summa Industries*............          23,125
        930   Variflex, Inc.*..............           6,836
      1,300   Vermont Teddy Bear Co.,
                Inc.*......................           7,410
    120,800   West Pharmaceutical Services,
                Inc. ......................       4,517,920
                                             --------------
                                                 43,958,650
                                              -------------
              INSTRUMENTS -- 7.8%
    224,300   ALARIS Medical Systems,
                Inc.*......................       4,183,195
    268,000   Align Technology, Inc.*......       5,094,680
     61,066   Allied Healthcare Products,
                Inc.*......................         342,580
     47,116   Allied Motion Technologies,
                Inc.*......................         196,427
     24,567   Astro-Med, Inc. .............         285,714
     12,305   Atrion Corp. ................         488,016
      1,900   Badger Meter, Inc. ..........          70,775
     29,200   Bio-Logic Systems Corp.*.....         173,156

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INSTRUMENTS continued
     22,460   Bio-Rad Laboratories, Inc.,
                Class A*...................  $    1,266,070
         70   Candela Corp.*...............             960
    364,400   Checkpoint Systems, Inc.*....       6,887,160
        500   Clinical Data, Inc. .........           6,525
    102,897   Compex Technologies, Inc.*...         926,073
    321,554   CONMED Corp.*................       9,498,704
    130,456   Datascope Corp. .............       4,584,224
      2,400   Enpath Medical, Inc.*........          33,600
    121,320   Esterline Technologies
                Corp.*.....................       3,014,802
    133,900   Haemonetics Corp.*...........       4,211,155
    230,500   Invacare Corp. ..............      10,404,769
        500   Iridex Corp.*................           3,995
     16,600   Isco, Inc. ..................         202,520
     26,900   K-Tron International,
                Inc.*......................         572,970
     27,300   Kewaunee Scientific Corp. ...         292,110
      8,379   LeCroy Corp.*................         174,032
    314,665   MedSource Technologies,
                Inc.*......................       1,862,817
      1,400   Mesa Laboratories, Inc. .....          13,370
    205,200   Mine Safety Appliances
                Co. .......................       5,819,472
     33,115   Misonix, Inc.*...............         246,376
     28,185   MTS Systems Corp. ...........         779,879
     41,585   New Brunswick Scientific Co.,
                Inc.*......................         262,401
     25,089   O.I. Corp.*..................         197,200
    243,003   Ocular Sciences, Inc.*.......       7,083,537
        600   Orthofix International
                N.V.*......................          29,664
     26,399   OYO Geospace Corp.*..........         457,231
     10,200   Perceptron, Inc.*............          73,542
    364,300   Sola International, Inc.*....       8,469,975
     27,300   Span-America Medical Systems,
                Inc. ......................         372,891
     59,619   Thoratec Corp.*..............         744,641
    364,684   Trimble Navigation, Ltd.*....       8,362,204
     50,915   Utah Medical Products,
                Inc.*......................       1,278,476
    364,100   Viasys Healthcare, Inc.*.....       8,235,942
     50,800   Vicon Industries, Inc.*......         237,744
                                             --------------
                                                 97,441,574
                                              -------------
              INSURANCE -- 4.1%
     49,300   American Financial Group,
                Inc. ......................       1,470,619
    113,500   American Medical Security
                Group, Inc.*...............       3,031,585
     60,800   AmerUs Group Co. ............       2,453,280
        600   Arch Capital Group, Ltd.*....          25,218
     73,706   Argonaut Group, Inc.*........       1,402,625
      2,500   Bancinsurance Corp.*.........          20,075
     32,005   Century Business Services,
                Inc.*......................         157,145
    176,800   Commerce Group, Inc. ........       8,486,400
     17,200   Crawford & Co., Class B......          87,376
    234,550   Delphi Financial Group, Inc.,
                Class A....................       9,855,791
     44,700   FBL Financial Group, Inc.,
                Class A....................       1,256,070
     83,400   FPIC Insurance Group,
                Inc.*......................       1,912,362
     80,500   Great American Financial
                Resources, Inc. ...........       1,268,680
     48,700   Horace Mann Educators
                Corp. .....................         765,564
     15,810   Independence Holding Co. ....         487,106
    322,612   Max Re Capital, Ltd. ........       7,291,031

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

                                                  Laudus Funds Annual Report  37

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INSURANCE continued
        400   Merchants Group, Inc. .......  $        9,764
     14,466   Midland Co. .................         360,927
     17,600   National Security Group,
                Inc. ......................         407,440
     26,597   National Western Life
                Insurance Co., Class A*....       3,930,771
      3,400   NYMAGIC, Inc. ...............          86,020
     57,171   Ohio Casualty Corp.*.........       1,142,848
    102,200   Phoenix Cos., Inc. ..........       1,370,502
     27,100   PXRE Group, Ltd. ............         757,174
      5,000   RLI Corp. ...................         193,000
     66,800   SCPIE Holdings, Inc. ........         547,760
     79,185   Selective Insurance Group,
                Inc. ......................       2,777,018
     13,944   Trover Solutions, Inc.*......          96,771
     12,675   United Fire & Casualty
                Co. .......................         535,760
                                             --------------
                                                 52,186,682
                                              -------------
              IT HARDWARE -- 4.6%
      3,500   Allen Organ Co., Class B.....         168,000
     29,600   Amtech Systems, Inc.*........         152,440
     83,050   Benchmark Electronics,
                Inc.*......................       2,614,414
    124,607   Cirrus Logic, Inc.*..........         944,521
     52,100   Cobra Electronics Corp.*.....         424,667
    111,000   CommScope, Inc.*.............       1,848,150
    140,000   Comtech Telecommunications
                Corp.*.....................       3,248,000
    236,913   Digi International, Inc.*....       2,338,331
     77,710   Diodes, Inc.*................       1,694,855
     49,482   EFJ, Inc.*...................         230,091
    126,538   EMS Technologies, Inc.*......       2,443,449
     12,300   Espey Manufacturing &
                Electronics Corp. .........         309,960
     34,300   Merrimac Industries, Inc.*...         238,042
    355,600   Microsemi Corp.*.............       4,864,608
    656,084   Mindspeed Technologies,
                Inc.*......................       4,284,229
    407,500   Mykrolis Corp.*..............       5,810,949
     18,700   Network Equipment
                Technologies, Inc.*........         186,626
        817   Nortech Systems, Inc.*.......           5,515
     67,936   OmniVision Technologies,
                Inc.*......................       1,855,332
     22,037   ON Semiconductor Corp.*......         166,159
      9,250   Orbit International Corp.*...          70,300
    604,498   Orbital Sciences Corp.*......       7,574,359
     39,600   Park Electrochemical
                Corp. .....................       1,001,880
    127,650   Peak International, Ltd.*....         893,550
    222,592   Photronics, Inc.*............       3,948,782
      7,900   Plantronics, Inc.*...........         289,219
      2,600   Radyne Comstream, Inc.*......          24,700
     37,183   RF Monolithics, Inc.*........         396,743
     41,970   Semitool, Inc.*..............         534,698
     26,330   SMTEK International, Inc.*...         202,478
     64,945   Sparton Corp.*...............         552,033
    165,247   Standard Microsystems
                Corp.*.....................       4,402,180
     65,062   Sypris Solutions, Inc. ......       1,106,054
    246,622   TTM Technologies, Inc.*......       3,038,383
      9,300   Verilink Corp.*..............          46,872
      4,486   ViaSat, Inc.**...............         111,612
      3,793   Video Display Corp. .........          57,043
                                             --------------
                                                 58,079,224
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, continued
              LIQUOR & TOBACCO -- 0.3%
     85,000   Robert Mondavi Corp., Class
                A*.........................  $    3,213,850
      7,400   Todhunter International,
                Inc.*......................          88,800
                                             --------------
                                                  3,302,650
                                              -------------
              MACHINERY -- 5.2%
        933   BHA Group Holdings, Inc. ....          27,981
     13,000   Bonso Electronics
                International, Inc. .......          85,020
     88,474   Cascade Corp. ...............       1,796,022
      6,600   Chicago Rivet & Machine
                Co. .......................         195,030
      9,100   CompX International, Inc.*...         121,667
        900   Eastern Co. .................          14,400
     55,421   Evans & Sutherland Computer
                Corp.*.....................         238,310
     10,500   Federal Screw Works..........         383,250
     24,709   Flanders Corp.*..............         173,951
     39,200   Gehl Co.*....................         636,961
     95,700   Gerber Scientific, Inc.*.....         650,760
    134,200   GrafTech International,
                Ltd.*......................       2,006,290
     89,200   Hardinge, Inc. ..............       1,101,620
     14,000   Hawk Corp., Class A*.........          71,120
     37,000   International Aluminum
                Corp. .....................       1,209,900
     42,280   Key Technology, Inc.*........         677,326
        400   Lancer Corp.(a)..............             750
    321,500   Lennox International,
                Inc. ......................       5,963,825
     90,300   Lifetime Hoan Corp. .........       1,581,153
    141,200   LSB Industries, Inc.*........       1,197,376
     80,864   Middleby Corp. ..............       3,693,868
     12,000   Minuteman International,
                Inc. ......................         133,680
     12,473   P & F Industries, Inc.*......         107,018
      1,000   Paul Mueller Co. ............          41,550
      2,100   Peerless Manufacturing
                Co.*.......................          23,520
         93   Powell Industries, Inc.*.....           1,652
      9,388   Q.E.P. Co., Inc.*............         152,086
     62,700   Rayovac Corp.*...............       1,793,220
     17,000   Regal-Beloit Corp. ..........         339,660
     44,673   Rofin-Sinar Technologies,
                Inc.*......................       1,333,489
     33,600   SL Industries, Inc.*.........         327,600
     80,200   Standex International
                Corp. .....................       2,165,400
      4,200   TB Wood's Corp. .............          36,540
     98,200   Tecumseh Products Co., Class
                B..........................       4,058,606
    306,500   Terex Corp.*.................      11,331,304
    175,800   Toro Co. ....................      10,899,600
     31,500   Twin Disc, Inc. .............         631,575
    120,200   UNOVA, Inc.*.................       2,597,522
      3,500   Water Pik Technologies,
                Inc.*......................          49,315
      7,472   Woodward Governor Co. .......         476,265
    211,900   York International Corp. ....       8,329,789
                                             --------------
                                                 66,655,971
                                              -------------
              MEDIA -- 1.6%
      3,500   American Greetings Corp.,
                Class A*...................          79,695
      5,300   Banta Corp. .................         245,337
    438,300   Bowne & Co., Inc. ...........       7,494,930
      8,300   Coactive Marketing Group,
                Inc.*......................          22,825
     46,200   Consolidated Graphics,
                Inc.*......................       1,776,390

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

38  Laudus Funds Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, MEDIA continued
     46,400   Equity Marketing, Inc.*......  $      691,360
      6,445   Grey Global Group, Inc. .....       4,447,050
     29,500   Media General, Inc., Class
                A..........................       1,984,760
     49,700   New England Business Service,
                Inc. ......................       1,682,345
     22,700   Outlook Group Corp. .........         154,133
     32,900   Playboy Enterprises, Inc.,
                Class A*...................         411,250
     57,100   Thomas Nelson, Inc. .........       1,554,262
     11,900   Tufco Technologies, Inc.*....          92,225
      4,800   World Wrestling
                Entertainment, Inc. .......          69,360
                                             --------------
                                                 20,705,922
                                              -------------
              METALS -- 1.8%
        500   Cable Design Technologies
                Corp.*.....................           4,740
     42,900   Cleveland-Cliffs Inc.*.......       2,806,947
     24,300   Crown Holdings, Inc.*........         226,476
     47,035   Encore Wire*.................       1,752,054
     62,500   L.B. Foster Co., Class A*....         504,375
     59,420   Layne Christensen Co.*.......         870,503
      1,060   Niagara Corp.*...............           6,371
     19,220   Olympic Steel, Inc.*.........         268,503
     31,900   Oregon Steel Mills, Inc.*....         241,164
     71,361   Precision Castparts Corp. ...       3,142,025
     57,500   Quanex Corp. ................       2,443,175
    271,100   Ryerson Tull, Inc. ..........       3,548,699
     83,100   Southern Peru Copper
                Corp. .....................       3,361,395
    110,486   Steel Dynamics, Inc.*........       2,737,843
     33,828   Steel Technologies, Inc. ....         653,557
      1,300   Webco Industries, Inc.*......           5,304
                                             --------------
                                                 22,573,131
                                              -------------
              MINING -- 0.0%
        500   Coeur d'Alene Mines Corp.*...           3,500
                                              -------------
              MISCELLANEOUS FINANCIAL -- 0.7%
     67,250   Affiliated Managers Group,
                Inc.*......................       3,670,505
      8,420   Brooktrout, Inc.*............         167,053
     21,400   First Albany Cos, Inc. ......         296,176
     71,232   Maxcor Financial Group,
                Inc. ......................         838,401
    198,809   Omnicell, Inc.*..............       3,938,406
      3,700   Stifel Financial Corp.*......          88,467
                                             --------------
                                                  8,999,008
                                              -------------
              OFFICE MACHINERY -- 0.7%
         43   Avid Technology, Inc.*.......           1,984
      9,850   Ciprico, Inc.*...............          47,576
     36,138   Interphase Corp.*............         436,547
     40,336   M-Systems Flash Disk
                Pioneers, Ltd.*............         822,048
     86,380   Metrologic Instruments,
                Inc.*......................       2,021,292
     43,300   PAR Technology Corp.*........         455,083
     37,500   Printronix, Inc.*............         549,750
    130,198   SafeNet, Inc.*...............       4,887,632
                                             --------------
                                                  9,221,912
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, continued
              OIL -- 2.5%
      3,400   Barnwell Industries, Inc. ...  $      144,126
      7,958   Brigham Exploration Co.*.....          58,491
     80,126   Carrizo Oil & Gas, Inc.*.....         580,914
     58,913   Castle Energy Corp. .........         574,991
     36,725   Clayton Williams Energy,
                Inc.*......................       1,274,358
    149,700   Comstock Resources, Inc.*....       2,974,539
     11,200   Contango Oil & Gas Co.*......          86,800
      3,400   Eastern American Natural Gas
                Trust......................          80,852
     82,714   Edge Petroleum Corp.*........       1,207,624
    229,500   Energy Partners, Ltd.*.......       3,063,825
      1,000   Houston Exploration Co.*.....          44,730
     29,600   Hugoton Royalty Trust........         650,312
    359,600   KCS Energy, Inc.*............       3,847,720
     94,900   Magnum Hunter Resources,
                Inc.*......................         962,286
    407,300   Meridian Resource Corp.*.....       2,451,946
    167,424   Patina Oil & Gas Corp. ......       4,394,880
     66,500   Penn Virginia Corp. .........       4,029,900
      2,300   Petroleum Development
                Corp.*.....................          65,895
    156,800   Resource America, Inc., Class
                A..........................       2,900,800
     96,000   Swift Energy Co.*............       1,809,600
     11,965   Tel Offshore Trust...........          71,790
     17,234   Toreador Resources Corp.*....          85,136
                                             --------------
                                                 31,361,515
                                              -------------
              OIL DISTRIBUTION -- 0.5%
      3,500   Adams Resources & Energy,
                Inc. ......................          44,625
    268,300   Tesoro Petroleum Corp.*......       5,041,357
    217,200   TransMontaigne, Inc.*........       1,324,920
                                             --------------
                                                  6,410,902
                                              -------------
              OIL SERVICES -- 1.0%
      1,000   Callon Petroleum Co.*........          10,450
     20,804   Dawson Geophysical Co.*......         255,681
     16,500   Dominion Resources Black
                Warrior Trust..............         459,855
     25,938   Lufkin Industries, Inc. .....         813,156
        400   NATCO Group, Inc., Class A*..           2,912
     30,500   Oceaneering International,
                Inc.*......................         928,725
     55,200   Oil States International,
                Inc.*......................         741,888
      6,600   Prime Energy, Inc.*..........          97,350
        300   Range Resources Corp. .......           3,639
    238,750   TETRA Technologies, Inc.*....       6,238,538
    139,072   Torch Offshore, Inc.*........         507,613
    101,400   Veritas DGC, Inc.*...........       2,098,980
                                             --------------
                                                 12,158,787
                                              -------------
              OTHER UTILITIES -- 0.3%
     29,700   American Ecology Corp.*......         255,420
    116,193   Duratek, Inc.*...............       1,848,631
        542   Energy West, Inc.*...........           3,930
        400   Florida Public Utilities
                Co. .......................           8,200
      2,500   RGC Resources, Inc. .........          58,700
      1,900   SJW Corp. ...................          65,854
     49,400   South Jersey Industries,
                Inc. ......................       2,020,954

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

                                                  Laudus Funds Annual Report  39

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, OTHER UTILITIES continued
        500   Southern Union Co.*..........  $        9,475
      4,317   Waste Industries USA,
                Inc. ......................          45,069
                                             --------------
                                                  4,316,233
                                              -------------
              PAPER -- 1.1%
        100   Carmel Container Systems,
                Ltd.*......................             410
      7,500   Chesapeake Corp. ............         179,025
     49,850   CSS Industries, Inc. ........       1,657,513
      2,300   DSG International, Ltd. .....          12,604
    197,500   Louisiana-Pacific Corp. .....       5,095,500
     31,500   Nashua Corp.*................         270,270
    202,130   Universal Forest Products,
                Inc. ......................       6,237,731
     27,200   Wausau-Mosinee Paper Corp. ..         383,248
                                             --------------
                                                 13,836,301
                                              -------------
              REAL ESTATE DEVELOPMENT -- 1.2%
     17,000   American Safety Insurance
                Group, Ltd.*...............         247,520
     41,200   AMREP Corp. .................         685,980
     28,809   Avatar Holdings, Inc.*.......       1,080,049
    252,300   Bluegreen Corp.*.............       3,269,808
      5,100   ILX Resorts, Inc. ...........          49,215
     17,100   J.W. Mays, Inc.*.............         225,720
        900   Patriot Transportation
                Holding, Inc.*.............          32,760
      1,472   Stratus Properties, Inc.*....          19,342
    511,900   Trizec Properties, Inc. .....       8,779,085
      5,400   United Capital Corp. ........         118,152
     10,300   Wellsford Real Properties,
                Inc.*......................         187,666
                                             --------------
                                                 14,695,297
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS -- 3.7%
     10,000   Amli Residential Properties
                Trust......................         282,500
    311,100   Brandywine Realty Trust......       9,504,105
     16,560   CBL & Associates Properties,
                Inc. ......................       1,015,790
     72,500   Corporate Office Properties
                Trust......................       1,812,500
        500   Glenborough Realty Trust,
                Inc. ......................          11,175
     64,000   Hanover Capital Mortgage
                Holdings, Inc. ............         995,200
      1,200   Hersha Hospitality Trust.....          12,720
    355,300   HRPT Properties Trust........       4,014,890
    209,500   Keystone Property Trust......       5,092,945
    165,100   Koger Equity, Inc. ..........       3,874,897
     98,800   LTC Properties, Inc. ........       1,789,268
     32,640   Middleton Doll Co. ..........         126,970
     28,600   Mission West Properties,
                Inc. ......................         378,950
    202,200   Novastar Financial, Inc. ....      13,335,090
     17,100   One Liberty Properties,
                Inc. ......................         385,605
     50,000   Parkway Properties, Inc. ....       2,337,500
     29,500   Senior Housing Properties
                Trust......................         575,250
    158,500   Winston Hotels, Inc. ........       1,670,590
                                             --------------
                                                 47,215,945
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, continued
              RETAIL -- 7.5%
    254,500   1-800-FLOWERS.COM, Inc.,
                Class A*...................  $    2,435,565
      4,000   Aeropostale, Inc.*...........         145,040
     47,600   Blair Corp. .................       1,268,540
     86,400   Boise Cascade Corp. .........       2,993,760
     47,179   Bon-Ton Stores, Inc. ........         727,500
     32,410   Books-A-Million, Inc.*.......         207,424
    165,900   Brown Shoe Co., Inc. ........       6,043,737
    160,600   Burlington Coat Factory
                Warehouse Corp. ...........       3,179,880
     42,800   Cash America International,
                Inc. ......................         986,540
    879,705   Charming Shoppes, Inc.*......       6,852,902
     68,072   Chronimed, Inc.*.............         528,919
     17,472   Electronics Boutique Holdings
                Corp.*.....................         512,978
     48,000   Excelligence Learning
                Corp.*.....................         277,920
     89,005   EZCORP, Inc.*................         914,971
     15,000   Finish Line, Inc., Class
                A*.........................         554,700
     28,594   Finlay Enterprises, Inc.*....         514,978
      7,800   Foodarama Supermarkets,
                Inc.*......................         268,632
     19,951   Fresh Brands, Inc. ..........         200,508
      1,715   Friedman's, Inc., Class A....           9,947
    159,461   Goody's Family Clothing,
                Inc. ......................       2,275,508
     32,758   Hastings Entertainment,
                Inc.*......................         183,445
     83,700   Haverty Furniture Cos.,
                Inc. ......................       1,781,136
    459,109   Insight Enterprises, Inc.*...       8,837,848
    171,900   InterTAN, Inc.*..............       2,401,443
     70,200   Jo-Ann Stores, Inc.*.........       1,969,110
     99,800   Linens 'n Things, Inc.*......       3,533,918
    136,200   Longs Drug Stores Corp. .....       2,564,646
     54,784   Pacific Sunwear of
                California, Inc.*..........       1,344,399
      7,408   PC Mall, Inc.*...............         135,863
    250,608   Priceline.com, Inc.*.........       6,756,392
     50,000   Retail Ventures, Inc.*.......         355,500
        200   REX Stores Corp.*............           3,148
    174,900   Ruddick Corp. ...............       3,539,976
      6,000   Rush Enterprises, Inc., Class
                A*.........................          69,600
     12,100   Rush Enterprises, Inc., Class
                B*.........................         139,150
     14,700   S&K Famous Brands, Inc.*.....         257,691
    182,900   ShopKo Stores, Inc.*.........       2,673,998
     29,800   Sport Chalet, Inc.*..........         346,574
     92,343   Stage Stores, Inc.*..........       3,572,751
     12,400   Systemax, Inc.*..............          65,472
    177,000   Tractor Supply Co.*..........       6,853,440
    169,800   Trans World Entertainment
                Corp.*.....................       1,609,704
        794   Urban Outfitters*............          38,160
     23,500   Village Super Market,
                Inc. ......................         769,625
     30,500   Weis Markets, Inc. ..........       1,029,375
    191,400   Zale Corp.*..................      11,780,670
                                             --------------
                                                 93,512,983
                                              -------------
              SERVICES -- 6.4%
        200   Ablest, Inc.*................           1,542
     17,600   Almost Family, Inc.*.........         149,248

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

40  Laudus Funds Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, SERVICES continued
        159   Ambassadors Groups, Inc. ....  $        3,932
     37,900   American Dental Partners,
                Inc.*......................         663,553
     43,400   Angelica Corp. ..............         990,822
    322,000   Brink's Co. .................       8,880,760
     42,300   Capital Senior Living
                Corp.*.....................         261,837
     97,500   Carriage Services, Inc.*.....         484,575
    106,500   CDI Corp. ...................       3,437,820
     88,700   Central Parking Corp. .......       1,781,096
    103,900   Cornell Cos., Inc.*..........       1,202,123
      2,100   CPI Corp. ...................          39,963
        607   CSP, Inc.*...................           3,642
      4,500   Delphax Technologies,
                Inc.*......................          18,450
     58,264   Discovery Partners
                International*.............         358,324
      7,300   Ecology & Environment,
                Inc. ......................          77,964
     52,600   Exponent, Inc.*..............       1,184,605
     14,800   Gevity HR, Inc. .............         432,160
    101,152   Healthcare Services Group,
                Inc. ......................       1,663,950
     41,100   Horizon Health Corp.*........         946,122
      9,300   Imperial Parking Corp.*......         239,940
     35,557   Intervoice, Inc.*............         599,847
    119,747   Kelly Services, Inc., Class
                A..........................       3,545,709
     18,400   Kendle International,
                Inc.*......................         164,864
      5,500   Kforce, Inc.*................          52,250
      2,300   Mac-Gray Corp.*..............          14,950
    111,800   Metal Management, Inc.*......       4,100,824
      1,300   Michael Baker Corp.*.........          16,471
    270,100   Modem Media, Inc.*...........       1,755,650
     11,550   Monro Muffler Brake, Inc.*...         288,635
    843,300   MPS Group, Inc.*.............       9,377,495
      1,400   National Technical Systems,
                Inc.*......................           7,070
    100,570   Navigant International,
                Inc.*......................       1,810,260
    205,092   NCO Group, Inc.*.............       4,793,000
     30,600   Opinion Research Corp.*......         190,026
     11,173   Pacific Internet, Ltd.*......         126,166
    272,500   PARXEL International
                Corp.*.....................       4,869,575
     90,000   Pre-Paid Legal Services,
                Inc.*......................       2,203,200
     78,854   RCM Technologies, Inc.*......         557,498
    111,350   Schnitzer Steel Industries,
                Inc., Class A..............       3,569,881
      1,400   Security Capital Corp., Class
                A*.........................          10,416
     32,235   Security National Financial
                Corp., Class A*............         217,586
      7,000   SOURCECORP, Inc.*............         185,500
    171,258   Steiner Leisure, Ltd.*.......       2,774,380
    281,492   Sylvan Learning Systems,
                Inc.*......................       9,883,183
     14,400   TeleTech Holdings, Inc.*.....          90,144
    501,909   US Oncology, Inc.*...........       7,418,215
      8,700   Volt Information Sciences,
                Inc.*......................         212,628
                                             --------------
                                                 81,657,851
                                              -------------
              SOAPS & COSMETICS -- 0.5%
     39,200   Cascade International, Inc.*
                (a)........................               0
     38,010   CPAC, Inc. ..................         212,856
     53,655   Del Laboratories, Inc.*......       1,781,346

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, SOAPS & COSMETICS continued
    208,200   Elizabeth Arden, Inc.*.......  $    4,397,184
     12,600   Inter Parfums, Inc. .........         289,674
      5,600   Katy Industries, Inc.*.......          33,544
     43,600   Stephan Co. .................         196,200
                                             --------------
                                                  6,910,804
                                              -------------
              SOFTWARE -- 7.7%
     17,247   American Management Systems,
                Inc.*......................         331,142
    133,800   American Software, Inc.,
                Class A....................         896,460
    428,203   Ascential Software Corp.*....       9,386,209
    161,100   Black Box Corp. .............       8,633,349
    471,900   CIBER, Inc.*.................       5,190,900
      5,900   Computer Task Group, Inc.*...          31,211
    121,600   Covansys Corp.*..............       1,408,128
        100   E.piphany, Inc.*.............             722
     73,400   Edgewater Technology,
                Inc.*......................         532,150
    493,078   eFunds Corp.*................       8,086,479
    449,433   Epicor Software Corp.*.......       5,963,976
    298,584   eResearch Technology,
                Inc.*......................       8,375,281
     51,130   EuroWeb International
                Corp.*.....................         242,868
     18,430   FileNet Corp.*...............         491,160
    214,613   Hyperion Solutions Corp.*....       8,895,708
    164,214   IDX Systems Corp.*...........       5,681,804
      5,000   InsWeb Corp.*................          25,000
    134,732   Lightbridge, Inc.*...........         794,919
     40,950   Manatron, Inc.*..............         327,600
    464,918   Mentor Graphics Corp.*.......       8,284,839
     75,849   Netmanage, Inc.*.............         731,943
     24,883   NWH, Inc. ...................         500,148
        212   Omtool, Ltd.*................           3,583
      3,032   PC-Tel, Inc.*................          31,321
      1,417   Pegasus Solutions, Inc.*.....          16,551
    371,600   Perot Systems Corp., Class
                A*.........................       4,942,280
    211,400   PLATO Learning, Inc.*........       2,133,026
         17   Progress Software Corp.*.....             408
     50,500   Radica Games, Ltd. ..........         457,025
        244   RSA Security, Inc.*..........           4,585
     28,200   Source Interlink Cos.,
                Inc.*......................         352,500
    134,317   SPSS, Inc.*..................       2,458,001
     97,338   SS&C Technologies, Inc. .....       2,362,393
    295,500   Sybase, Inc.*................       6,202,545
    220,556   Sykes Enterprises, Inc.*.....       1,312,308
     38,150   THQ, Inc.*...................         771,775
      3,537   Transaction Systems
                Architects, Inc., Class
                A*.........................          81,846
     40,500   TSR, Inc. ...................         315,900
     42,300   ValueClick, Inc.*............         456,840
                                             --------------
                                                 96,714,883
                                              -------------
              TELEPHONE -- 0.5%
     26,100   Atlantic Tele-Network,
                Inc. ......................         809,100
     16,257   D&E Communication, Inc. .....         227,435
    232,590   EarthLink, Inc.*.............       2,060,747
    103,269   Golden Telecom, Inc. ........       3,514,245
     11,500   Hector Communications
                Corp.*.....................         213,900
      2,279   MarketWatch.com, Inc.*.......          31,769

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

                                                  Laudus Funds Annual Report  41

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, TELEPHONE continued
      5,600   New Frontier Media, Inc.*....  $       43,344
      5,900   Zoom Technologies, Inc.*.....          30,090
                                             --------------
                                                  6,930,630
                                              -------------
              TEXTILES -- 1.9%
      5,872   Ashworth, Inc.*..............          51,086
      8,450   Cutter & Buck, Inc. .........          85,176
     74,600   Deckers Outdoor Corp.*.......       1,935,870
     16,600   Delta Apparel, Inc. .........         330,340
     37,500   Haggar Corp. ................         750,000
     12,000   Hallwood Group, Inc.*........         336,000
     32,676   Hampshire Group, Ltd.*.......         995,964
        600   Hartmarx Corp.*..............           3,600
     48,300   Kellwood Co. ................       1,895,775
     16,753   Lakeland Industries, Inc.*...         277,932
     26,800   McRae Industries, Inc., Class
                A..........................         270,144
     66,600   Oxford Industries, Inc. .....       3,076,254
    287,400   Phillips-Van Heusen Corp. ...       5,316,901
      9,600   Phoenix Footwear Group,
                Inc.*......................          88,896
        100   Rocky Shoes & Boots, Inc.*...           2,420
    181,100   Russell Corp. ...............       3,306,886
     13,620   Saucony, Inc., Class A.......         251,970
    281,300   Stride Rite Corp. ...........       2,984,593
      2,600   Superior Uniform Group,
                Inc. ......................          42,640
    177,976   Vans, Inc.*..................       2,634,045
                                             --------------
                                                 24,636,492
                                              -------------
              TRANSPORTATION -- 3.0%
     53,900   Alexander & Baldwin, Inc. ...       1,783,012
      6,300   B+H Ocean Carriers, Ltd.*....         111,825
     16,000   C2, Inc.*....................         288,000
     83,038   Celadon Group, Inc.*.........       1,380,922
      3,600   Dynamex, Inc.*...............          50,688
    302,107   EGL, Inc.*...................       5,425,842
    232,300   Frontline, Ltd. .............       6,701,855
    346,600   General Maritime Corp.*......       8,716,990
      3,900   Hub Group, Inc., Class A*....         117,117
      8,800   Maritrans, Inc. .............         138,248
      7,537   Marten Transport, Ltd.*......         143,203
      3,500   Nordic American Tanker
                Shipping, Ltd. ............          89,530
    226,200   Overseas Shipholding Group,
                Inc. ......................       8,256,300
     39,900   Sea Containers, Ltd., Class
                A..........................         821,940
     68,757   U.S. Xpress Enterprises,
                Inc., Class A*.............         977,037
     77,669   USA Truck, Inc.*.............         750,283
     10,197   USF Corp. ...................         348,941
     68,820   Yellow Roadway Corp.*........       2,317,169
                                             --------------
                                                 38,418,902
                                              -------------
              TRAVEL & ENTERTAINMENT -- 2.9%
     31,000   AMC Entertainment, Inc.*.....         475,850
     38,200   Ark Restaurants Corp.*.......         676,140
     86,780   Aztar Corp.*.................       2,126,978
     24,800   Bob Evans Farms, Inc. .......         804,512
     19,300   Boca Resorts, Inc., Class
                A*.........................         336,785
    143,800   Checkers Drive-In
                Restaurants, Inc.*.........       1,747,170

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, TRAVEL &
                ENTERTAINMENT continued
    139,700   Dave & Buster's, Inc.*.......  $    2,102,485
    136,550   Famous Dave's of America,
                Inc.*......................       1,062,222
     26,900   Frisch's Restaurants,
                Inc. ......................         739,750
      3,500   J. Alexander's Corp.*........          25,550
     80,500   Kerzner International,
                Ltd.*......................       3,570,175
    261,100   Landry's Restaurants,
                Inc. ......................       7,788,612
     67,482   Lone Star Steakhouse &
                Saloon, Inc. ..............       1,969,800
     13,400   Marcus Corp. ................         232,490
      6,900   Max & Erma's Restaurants,
                Inc.*......................         115,575
    238,507   Movie Gallery, Inc. .........       4,672,352
     27,039   Nathan's Famous, Inc.*.......         157,097
    502,700   Prime Hospitality Corp.*.....       5,720,726
      4,200   Rubio's Restaurants, Inc.*...          28,350
    139,150   Ryan's Family Steak Houses,
                Inc.*......................       2,380,857
     30,051   Sands Regent*................         263,247
      1,000   Sholodge*....................           5,600
     10,369   Smith & Wollensky Restaurant
                Group, Inc.*...............          72,583
     38,800   Sonesta International Hotels
                Corp., Class A.............         198,656
      1,300   Star Buffet*.................           8,619
      3,600   WestCoast Hospitality
                Corp.*.....................          23,760
        900   Williams Industries, Inc.*...           3,357
                                             --------------
                                                 37,309,298
                                              -------------
              WHOLESALE -- 1.8%
      6,000   Anixter International*.......         169,500
     12,900   Aristotle Corp.*.............          62,178
    408,600   Aviall, Inc.*................       6,210,719
     77,100   CellStar Corp.*..............         809,550
      7,336   Chindex International,
                Inc.*......................          74,754
     56,698   CompuCom Systems, Inc.*......         311,272
     49,750   Department 56, Inc.*.........         735,305
     85,300   Enesco Group, Inc.*..........         980,950
      7,500   First Aviation Services,
                Inc.*......................          34,425
      4,000   GTSI Corp.*..................          48,484
    188,500   Handleman Co. ...............       4,512,689
     97,800   Industrial Distribution
                Group, Inc.*...............         799,026
     18,053   Insurance Auto Auctions,
                Inc.*......................         262,310
     66,189   Manchester Technologies,
                Inc.*......................         252,842
      8,900   Moore Medical Corp.*.........         106,622
     26,900   NACCO Industries, Inc. Class
                A..........................       2,216,560
     21,900   Noland Co. ..................         996,450
     51,820   Pomeroy Computer Resources,
                Inc. ......................         751,390
        300   PSS World Medical, Inc.*.....           3,357
     36,132   Richardson Electronics,
                Ltd. ......................         437,559
      1,700   TESSCO Technologies, Inc.*...          21,573
     49,900   United Natural Foods,
                Inc.*......................       2,399,691
      3,516   United Stationers, Inc.*.....         148,024

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund

42  Laudus Funds Annual Report

 SHARES OR
 PRINCIPAL                                       VALUE
-----------------------------------------------------------
              COMMON STOCK, WHOLESALE continued
     36,850   Ventiv Health, Inc.*.........  $      512,584
      5,950   Watsco, Inc., Class B........         174,871
                                             --------------
                                                 23,032,685
                                              -------------
              TOTAL COMMON STOCK...........   1,256,178,351
                                              -------------
              RIGHTS -- 0.0%
              BANKS -- 0.0%
        800   Peoples Community Bancorp,
                0.00%, 1:1 Subscription @
                $20 4/20/04, Expires
                4/20/04(a).................             800
                                             --------------
              BUILDING -- 0.0%
      4,200   Miller Building Systems*
                (a)........................               0
                                              -------------
              TOTAL RIGHTS.................             800
                                              -------------
              REPURCHASE AGREEMENTS -- 0.8%
$10,602,000   State Street Bank dated
                3/31/04, due 4/01/04 at
                0.15% with a maturity value
                of $10,602,044 (Fully
                collateralized by Fannie
                Mae securities)............      10,602,000
                                              -------------
              TOTAL REPURCHASE
                AGREEMENTS.................      10,602,000
                                              -------------
              SECURITIES HELD AS COLLATERAL FOR SECURITIES
                LENDING -- 3.1%
 38,785,202   Pool of various Securities
                for Laudus Rosenberg U.S.
                Small Capitalization
                Fund -- note 2 (Securities
                Lending)(c)................      38,791,864
                                              -------------
              TOTAL SECURITIES HELD AS
                COLLATERAL FOR SECURITIES
                LENDING....................      38,791,864
                                              -------------
              TOTAL INVESTMENTS (COST
                $969,528,128)
                (d) -- 102.7%..............   1,305,573,015
              LIABILITIES IN EXCESS OF
                OTHER ASSETS -- (2.7)%.....     (34,758,228)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,270,814,787
                                             ==============

---------------
*  Non-income producing security.

(a) Halted, bankrupt and/or delisted; fair valued by management.

(b) Rounds less than one.

(c)                   SECURITIES LENDING CASH
                       COLLATERAL INVESTMENT

     INVESTMENT VEHICLE                  SHARES          VALUE
     AIM Liquid Assets Portfolio     11,831,844    $11,831,844
     AIM Prime Assets Portfolio       9,400,781      9,400,781
     AIM Treasury Portfolio          11,325,207     11,325,207
     Janus Money Market Fund          1,111,259      1,111,259
     Reserve Primary Fund --
     Class B                          5,000,000      5,000,000
     Scudder Money Market Series
     Fund                                     1              1
     U.S. Treasury Notes and
     Bonds (with interest rates
     ranging from 2.00% to 8.75%
     and maturity dates ranging
     from November 2004 to August
     2029)                              116,110        122,772
                                                   -----------
     Total Investment Balance                      $38,791,864
                                                   ===========


(d) The aggregate cost for federal income tax purposes is $970,430,360 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..................  $351,271,002
    Unrealized depreciation..................   (16,128,347)
                                               ------------
    Net unrealized appreciation..............  $335,142,655
                                               ============

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  43

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND as of 3/31/04

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK -- 94.8%
            AUSTRALIA -- 4.4%
            Airlines -- 0.1%
   3,254    Macquarie Airports..................  $     4,248
   4,057    Qantas Airways, Ltd. ...............       10,562
                                                  -----------
                                                       14,810
                                                  -----------
            Autos -- 0.0%
     607    ION, Ltd. ..........................          728
                                                  -----------
            Banks -- 1.8%
   4,014    Australia & New Zealand Banking
              Group, Ltd. ......................       58,103
     235    Bank of Queensland, Ltd. ...........        2,117
   2,909    Commonwealth Bank of Australia......       73,955
     386    St George Bank, Ltd. ...............        6,230
   1,631    Suncorp-Metway, Ltd. ...............       17,657
   4,225    Westpac Banking Corp. ..............       56,609
                                                  -----------
                                                      214,671
                                                  -----------
            Building -- 0.1%
     142    Leighton Holdings, Ltd. ............        1,127
   1,728    Lend Lease Corp., Ltd. .............       13,496
                                                  -----------
                                                       14,623
                                                  -----------
            Construction Materials -- 0.1%
   1,453    Adelaide Brighton, Ltd. ............        1,664
   2,823    Boral, Ltd. ........................       13,621
                                                  -----------
                                                       15,285
                                                  -----------
            Electric Utilities -- 0.1%
   1,742    Australian Gas Light Co., Ltd. .....       15,427
                                                  -----------
            Food -- 0.0%
     617    Great Southern Plantations, Ltd. ...        1,248
                                                  -----------
            Health -- 0.1%
   3,132    Mayne Group, Ltd. ..................        8,082
   1,486    Mia Group, Ltd. ....................          828
                                                  -----------
                                                        8,910
                                                  -----------
            Instruments -- 0.0%
     923    Ansell, Ltd. .......................        5,052
                                                  -----------
            IT Hardware -- 0.2%
   5,714    Telstra Corp., Ltd. ................       19,805
                                                  -----------
            Media -- 0.5%
   1,284    APN News & Media, Ltd. .............        3,745
   1,223    Austereo Group, Ltd. ...............        1,279
   4,458    John Fairfax Holdings, Ltd. ........       11,334
   4,884    News Corp., Ltd. ...................       43,923
   1,949    Seven Network, Ltd. ................        7,856
   1,095    Village Roadshow, Ltd.*.............        1,547
                                                  -----------
                                                       69,684
                                                  -----------
            Metals -- 1.0%
   4,883    BHP Billiton, Ltd. .................       45,705
   3,239    BlueScope Steel, Ltd. ..............       15,579
     331    Jubilee Mines NL....................          986
   4,744    OneSteel, Ltd. .....................        8,547
   1,000    Rio Tinto, Ltd. ....................       26,271

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, AUSTRALIA continued
            Metals continued
   4,088    WMC Resources, Ltd. ................  $    15,979
                                                  -----------
                                                      113,067
                                                  -----------
            Oil -- 0.0%
   4,214    Oil Search, Ltd.*...................        3,732
                                                  -----------
            Retail -- 0.4%
   7,880    Coles Myer, Ltd. ...................       48,850
     688    Miller's Retail, Ltd. ..............          840
                                                  -----------
                                                       49,690
                                                  -----------
            Services -- 0.0%
   1,676    Downer EDI, Ltd. ...................        4,005
                                                  -----------
            Travel & Entertainment -- 0.0%
     344    Amalgamated Holdings, Ltd. .........          914
                                                  -----------
            Wholesale -- 0.0%
     588    Bidvest (a).........................        2,648
     171    Crane Group, Ltd. ..................        1,145
     276    Sims Group, Ltd. ...................        2,438
                                                  -----------
                                                        6,231
                                                  -----------
                                                      557,882
                                                  -----------
            AUSTRIA -- 0.5%
            Metals -- 0.2%
     480    voestalpine (a).....................       21,825
                                                  -----------
            Oil Distribution -- 0.3%
     201    OMV.................................       38,040
                                                  -----------
                                                       59,865
                                                  -----------
            BELGIUM -- 0.8%
            Banks -- 0.5%
   1,095    Algemene Maatschappij voor
              Nijverheidskredit.................       66,408
                                                  -----------
            Retail -- 0.3%
     750    Delhaize Group......................       34,747
                                                  -----------
                                                      101,155
                                                  -----------
            DENMARK -- 1.6%
            Banks -- 0.8%
   4,316    Danske Bank.........................       97,602
                                                  -----------
            Biotechnology -- 0.2%
     750    Novozymes, Class B..................       30,392
                                                  -----------
            Cellular -- 0.4%
   1,281    TDC.................................       46,730
                                                  -----------
            Food -- 0.2%
     533    Danisco.............................       25,646
                                                  -----------
            Liquor & Tobacco -- 0.0%
     105    Carlsberg, Class B..................        4,714
                                                  -----------
            Services -- 0.0%
     104    ISS.................................        5,330
                                                  -----------
                                                      210,414
                                                  -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund

44  Laudus Funds Annual Report

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK continued
            FINLAND -- 1.1%
            Airlines -- 0.1%
   1,001    Finnair.............................  $     7,073
                                                  -----------
            Chemicals -- 0.1%
   1,298    Kemira..............................       17,323
                                                  -----------
            Electric Utilities -- 0.4%
   5,592    Fortum..............................       57,175
                                                  -----------
            IT Hardware -- 0.2%
   1,206    Nokia...............................       24,721
                                                  -----------
            Metals -- 0.1%
   1,877    Rautaruukki.........................       15,085
                                                  -----------
            Paper -- 0.2%
   2,069    M-real, Class B.....................       19,197
                                                  -----------
                                                      140,574
                                                  -----------
            FRANCE -- 8.3%
            Airlines -- 0.2%
   1,593    Air France..........................       28,601
                                                  -----------
            Autos -- 1.7%
   1,925    PSA Peugeot Citroen.................       98,079
   1,764    Renault.............................      122,154
                                                  -----------
                                                      220,233
                                                  -----------
            Banks -- 2.5%
   2,857    BNP Paribas.........................      174,599
   1,650    Societe Generale, Class A...........      140,924
                                                  -----------
                                                      315,523
                                                  -----------
            Building -- 0.2%
     159    Eiffage.............................       24,483
                                                  -----------
            Financial Investments -- 0.0%
      54    Eurazeo.............................        3,783
                                                  -----------
            Household -- 0.0%
     125    Plastic Omnium*.....................        5,768
                                                  -----------
            IT Hardware -- 0.7%
   5,130    Alcatel*............................       80,947
     678    Thomson.............................       12,506
                                                  -----------
                                                       93,453
                                                  -----------
            Machinery -- 0.3%
     850    Valeo...............................       35,265
                                                  -----------
            Metals -- 0.1%
     280    Nexans..............................       10,254
                                                  -----------
            Oil -- International -- 0.7%
     500    Total Fina Elf......................       91,799
                                                  -----------
            Retail -- 0.0%
      70    Rallye..............................        4,082
                                                  -----------
            Services -- 0.0%
      50    Compagnie Generale de Geophysique*..        2,252
                                                  -----------
            Soap & Cosmetics -- 0.6%
   1,067    Christian Dior......................       70,545
                                                  -----------
            Software -- 0.3%
     910    Cap Gemini*.........................       34,701
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, FRANCE continued
            Wholesale -- 1.0%
   2,450    Compagnie de Saint-Gobain...........  $   123,774
                                                  -----------
                                                    1,064,516
                                                  -----------
            GERMANY -- 6.2%
            Autos -- 1.6%
   2,297    Bayerische Motoren Werke............       93,999
     286    MAN.................................       10,192
   2,398    Volkswagen..........................      104,910
                                                  -----------
                                                      209,101
                                                  -----------
            Banks -- 0.1%
     242    Siemens.............................       17,873
                                                  -----------
            Building -- 0.1%
     419    Bilfinger Berger....................       14,726
                                                  -----------
            Cellular -- 0.9%
   6,268    Deutsche Telekom*...................      112,768
                                                  -----------
            Drugs -- 0.4%
   1,287    Degussa.............................       45,550
                                                  -----------
            Instruments -- 0.2%
     302    Fresenius...........................       24,680
                                                  -----------
            IT Hardware -- 0.6%
   5,349    Infineon Technologies*..............       78,355
                                                  -----------
            Machinery -- 0.0%
     252    Salzgitter*.........................        3,143
                                                  -----------
            Metals -- 0.6%
   3,863    ThyssenKrupp........................       71,731
                                                  -----------
            Miscellaneous Financial -- 1.7%
   2,650    Deutsche Bank.......................      219,983
                                                  -----------
                                                      797,910
                                                  -----------
            GREECE -- 0.1%
            Banks -- 0.1%
     120    Bank of Greece......................       13,493
                                                  -----------
            HONG KONG -- 1.9%
            Banks -- 0.4%
   5,200    Bank of East Asia, Ltd. ............       15,718
   2,300    Hang Seng Bank, Ltd. ...............       29,373
                                                  -----------
                                                       45,091
                                                  -----------
            Building -- 0.1%
   4,000    Hopewell Holdings, Ltd. ............        7,855
                                                  -----------
            Electric Utilities -- 0.2%
   2,000    CLP Holdings, Ltd. .................       11,115
   4,500    Hongkong Electric Holdings, Ltd. ...       19,811
                                                  -----------
                                                       30,926
                                                  -----------
            Financial Investments -- 0.1%
   5,000    Cheung Kong Infrastructure Holdings,
              Ltd. .............................       12,097
                                                  -----------
            Media -- 0.1%
   2,000    Kowloon Motor Bus Holdings, Ltd. ...       10,166
   6,000    Next Media, Ltd.*...................        2,618
                                                  -----------
                                                       12,784
                                                  -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund

                                                  Laudus Funds Annual Report  45

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, HONG KONG continued
            Miscellaneous Financial -- 0.3%
  15,000    BOC Hong Kong (Holdings), Ltd. .....  $    28,591
   2,000    Guoco Group, Ltd. ..................       15,851
                                                  -----------
                                                       44,442
                                                  -----------
            Real Estate Development -- 0.4%
   3,000    Hang Lung Group, Ltd. ..............        4,505
   7,000    Henderson Investment, Ltd. .........        8,850
   2,000    Hong Kong Ferry (Holdings) Co.,
              Ltd. .............................        2,208
   3,500    Kerry Properties, Ltd. .............        5,683
   1,000    Sun Hung Kai Properties, Ltd. ......        9,145
   3,000    Swire Pacific, Ltd., Class A........       20,311
                                                  -----------
                                                       50,702
                                                  -----------
            Transporation -- 0.2%
   6,000    MTR Corp., Ltd. ....................        9,241
   1,000    NWS Holdings, Ltd.*.................        1,322
   4,000    Orient Overseas International,
              Ltd. .............................       13,298
                                                  -----------
                                                       23,861
                                                  -----------
            Travel & Entertainment -- 0.1%
  10,000    Shangri-La Asia, Ltd. ..............        9,947
                                                  -----------
                                                      237,705
                                                  -----------
            ITALY -- 3.7%
            Banks -- 1.2%
  17,501    Banca Nazionale del Lavoro*.........       39,680
   4,000    Banca Popolare di Milano Scrl.......       23,251
   7,920    Sanpaolo IMI........................       90,224
                                                  -----------
                                                      153,155
                                                  -----------
            Building -- 0.0%
   9,398    Impregilo...........................        5,682
                                                  -----------
            Construction Materials -- 0.2%
   1,569    Buzzi Unicem........................       18,317
   1,861    Cementir............................        5,649
                                                  -----------
                                                       23,966
                                                  -----------
            Electric Utilities -- 0.2%
   9,119    C.I.R. .............................       17,650
   7,558    Cofide..............................        5,378
                                                  -----------
                                                       23,028
                                                  -----------
            Household -- 0.0%
   1,859    De'Longhi...........................        6,214
                                                  -----------
            IT Hardware -- 0.1%
     284    Ericsson............................        8,526
                                                  -----------
            Oil -- International -- 1.9%
  12,205    Eni.................................      245,379
                                                  -----------
            Retail -- 0.1%
   3,702    Ifil*...............................       12,807
                                                  -----------
                                                      478,757
                                                  -----------
            JAPAN -- 22.6%
            Autos -- 1.9%
   4,000    Daihatsu Motor Co., Ltd. ...........       26,222
   3,000    Fuji Heavy Industries, Ltd. ........       16,235
     900    Honda Motor Co., Ltd. ..............       41,524

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Autos continued
   3,000    Mazda Motor Corp. ..................  $    10,006
   2,000    MITSUBA Corp. ......................       11,573
   2,000    Suzuki Motor Corp. .................       31,124
     500    Toyota Industries Corp. ............       11,895
   2,800    Toyota Motor Corp. .................      104,427
                                                  -----------
                                                      253,006
                                                  -----------
            Banks -- 2.6%
     600    Acom Co., Ltd. .....................       43,832
   7,000    Bank of Yokohama, Ltd. .............       41,178
       4    Mitsubishi Tokyo Financial Group,
              Inc. .............................       39,602
      10    Mizuho Financial Group, Inc. .......       43,063
     500    Sanyo Shinpan Finance Co., Ltd. ....       26,914
       5    Sumitomo Mitsui Financial Group,
              Inc. .............................       37,007
     300    Takefuji Corp. .....................       20,906
   5,000    The Joyo Bank, Ltd. ................       21,435
   5,000    The Shizuoka Bank, Ltd. ............       43,111
       5    UFJ Holdings, Inc. .................       31,816
                                                  -----------
                                                      348,864
                                                  -----------
            Building -- 1.1%
     600    Chudenko Corp. .....................       11,240
   3,000    Daiwa House Industry Co., Ltd. .....       38,296
   2,000    Kandenko Co., Ltd. .................        9,708
   3,000    Maeda Road Construction Co.,
              Ltd. .............................       21,973
   2,000    Nippon Hodo Co., Ltd. ..............       12,880
   6,000    Obayashi Corp. .....................       32,816
   2,000    Yurtec Corp. .......................        9,093
                                                  -----------
                                                      136,006
                                                  -----------
            Cellular -- 0.8%
       8    Nippon Telegraph & Telephone
              Corp. ............................       45,369
      27    NTT DoCoMo, Inc. ...................       59,692
                                                  -----------
                                                      105,061
                                                  -----------
            Chemicals -- 0.7%
   3,000    Bridgestone Corp. ..................       47,090
   3,000    Mitsui Chemicals, Inc. .............       18,484
   1,000    Nippon Shokubai Co., Ltd. ..........        7,844
   2,000    Toyo Tire & Rubber Co., Ltd. .......        4,998
   2,000    Yokohama Rubber Co., Ltd. ..........        6,863
                                                  -----------
                                                       85,279
                                                  -----------
            Construction Materials -- 0.4%
   2,000    Matsushita Electric Works, Ltd. ....       19,128
   2,000    NGK Spark Plug Co., Ltd. ...........       18,744
   2,000    Sekisui Jushi Corp. ................       11,246
                                                  -----------
                                                       49,118
                                                  -----------
            Drugs -- 1.2%
   2,000    Daiichi Pharmaceuticals Co.,
              Ltd. .............................       38,833
   3,000    Kyowa Hakko Kogyo Co., Ltd. ........       19,868
   1,500    Sankyo Co., Ltd. ...................       32,657
   3,000    Taisho Pharmacuetical Co., Ltd. ....       57,962
                                                  -----------
                                                      149,320
                                                  -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund

46  Laudus Funds Annual Report

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Electric Utilities -- 1.8%
   2,300    Chubu Electric Power Co., Inc. .....  $    50,738
   3,700    Kansai Electric Power Co., Inc. ....       70,027
   2,400    Kyushu Electric Power Co., Inc. ....       44,247
   1,700    Tohoku Electric Power Co., Inc. ....       29,740
   1,700    Tokyo Electric Power Co., Inc. .....       38,482
                                                  -----------
                                                      233,234
                                                  -----------
            Food -- 0.4%
   2,000    Kinki Coca-Cola Bottling Co.,
              Ltd. .............................       17,821
   2,000    Mikuni Coca-Cola Bottling Co.,
              Ltd. .............................       18,359
     500    Nissin Food Products Co., Ltd. .....       12,760
                                                  -----------
                                                       48,940
                                                  -----------
            Insurance -- 0.5%
       2    Millea Holdings, Inc. ..............       31,143
   2,000    Mitsui Sumitomo Insurance Co.,
              Ltd. .............................       21,301
   3,000    The Nisshin Fire & Marine Insurance
              Co., Ltd. ........................       10,525
                                                  -----------
                                                       62,969
                                                  -----------
            IT Hardware -- 2.6%
   1,000    Fanuc, Ltd. ........................       62,767
     300    Futaba Corp. .......................        8,478
   2,000    Hitachi Maxell, Ltd. ...............       31,066
     900    Kyocera Corp. ......................       75,609
   6,000    Matsushita Electric Industrial Co.,
              Ltd. .............................       92,739
   9,000    NEC Corp. ..........................       74,052
                                                  -----------
                                                      344,711
                                                  -----------
            Liquor & Tobacco -- 0.8%
   2,000    Asahi Breweries, Ltd. ..............       23,204
       4    Japan Tobacco, Inc. ................       29,259
   5,000    Kirin Brewery Co., Ltd. ............       53,972
                                                  -----------
                                                      106,435
                                                  -----------
            Machinery -- 1.1%
   6,000    Fuji Electric Co., Ltd. ............       15,629
   2,000    Makita Corp. .......................       25,741
  18,000    Mitsubishi Heavy Indstries, Ltd. ...       58,481
   2,000    Toyo Seikan Kaisha, Ltd. ...........       39,794
                                                  -----------
                                                      139,645
                                                  -----------
            Media -- 0.2%
   2,000    Toppan Printing Co., Ltd. ..........       25,780
                                                  -----------
            Metals -- 0.5%
  14,000    Kobe Steel, Ltd. ...................       21,397
   5,000    Nisshin Steel Co., Ltd. ............       11,006
  13,000    Sumitomo Metal Industries, Ltd. ....       17,369
     700    Tokyo Steel Manufacturing Co.,
              Ltd. .............................        9,070
                                                  -----------
                                                       58,842
                                                  -----------
            Miscellaneous Financial -- 0.8%
   6,000    Daiwa Securities Group, Inc.*.......       49,022
   9,000    Nikko Cordial Corp. ................       59,691
                                                  -----------
                                                      108,713
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Office Machinery -- 1.4%
   2,000    Canon, Inc. ........................  $   103,620
   2,000    Fuji Photo Film Co., Ltd. ..........       63,632
   2,000    Sanyo Electric Co., Ltd. ...........        9,958
                                                  -----------
                                                      177,210
                                                  -----------
            Oil Distribution -- 0.6%
   5,000    Cosmo Oil Co., Ltd. ................       12,544
   8,000    Nippon Oil Corp. ...................       45,831
   2,000    Showa Shell Sekiyu K.K. ............       17,859
                                                  -----------
                                                       76,234
                                                  -----------
            Paper -- 0.3%
       6    Nippon Unipac Holding...............       32,008
                                                  -----------
            Real Estate Development -- 0.2%
     500    Daito Trust Construction Co.,
              Ltd. .............................       19,513
                                                  -----------
            Retail -- 0.4%
     400    Aoyama Trading Co., Ltd. ...........        9,862
   1,000    Seven-Eleven Japan Co., Ltd. .......       36,526
                                                  -----------
                                                       46,388
                                                  -----------
            Services -- 0.2%
   2,000    Aichi Toyota Motor Co., Ltd. .......       27,568
                                                  -----------
            Software -- 0.5%
   2,000    Fujitsu, Ltd.*......................       12,784
      12    NTT Data Corp. .....................       50,983
                                                  -----------
                                                       63,767
                                                  -----------
            Trade Co. -- 0.2%
   9,000    Marubeni Corp. .....................       24,482
                                                  -----------
            Transporation -- 0.8%
       7    Central Japan Railway Co. ..........       62,306
       9    West Japan Railway Co. .............       36,074
                                                  -----------
                                                       98,380
                                                  -----------
            Travel & Entertainment -- 0.6%
     400    Aruze Corp. ........................        9,535
     600    Heiwa Corp. ........................        9,776
     400    Nintendo Co., Ltd. .................       40,409
     300    Sankyo Co., Ltd. ...................       12,342
                                                  -----------
                                                       72,062
                                                  -----------
                                                    2,893,535
                                                  -----------
            NETHERLANDS -- 3.0%
            Building -- 0.1%
     269    Heijmans............................        6,450
                                                  -----------
            Chemicals -- 0.2%
     619    Akzo Nobel..........................       22,722
                                                  -----------
            Food -- 0.7%
     202    Royal Numico*.......................        5,958
   1,272    Unilever............................       87,771
                                                  -----------
                                                       93,729
                                                  -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund

                                                  Laudus Funds Annual Report  47

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, NETHERLANDS continued
            Insurance -- 0.2%
     751    Aegon...............................  $     9,598
     981    ING Groep...........................       21,555
                                                  -----------
                                                       31,153
                                                  -----------
            IT Hardware -- 1.7%
   7,025    Koninklijke (Royal) Philips
              Electronics.......................      203,134
                                                  -----------
            Media -- 0.0%
     173    VNU.................................        4,954
                                                  -----------
            Office Machinery -- 0.1%
   1,042    Oce.................................       17,761
                                                  -----------
            Wholesale -- 0.0%
     101    Univar*.............................        1,986
                                                  -----------
                                                      381,889
                                                  -----------
            NEW ZEALAND -- 0.2%
            Durables -- 0.0%
   2,097    Fisher & Paykel Appliances Holdings,
              Ltd. .............................        6,045
                                                  -----------
            Food -- 0.1%
   7,981    Carter Holt Harvey, Ltd. ...........       11,743
     574    Sanford, Ltd. ......................        1,853
                                                  -----------
                                                       13,596
                                                  -----------
            Household -- 0.1%
   2,173    Fletcher Building, Ltd. ............        6,409
                                                  -----------
            Media -- 0.0%
   1,386    Independent Newspapers, Ltd. .......        4,475
                                                  -----------
                                                       30,525
                                                  -----------
            NORWAY -- 0.9%
            Chemicals -- 0.1%
   1,611    Yara International*.................       11,685
                                                  -----------
            Oil -- 0.8%
   1,611    Norsk Hydro ASA.....................      101,364
                                                  -----------
                                                      113,049
                                                  -----------
            PORTUGAL -- 0.5%
            Electric Utilities -- 0.5%
  22,413    Electricidade de Portugal...........       63,350
                                                  -----------
            SINGAPORE -- 0.9%
            Airlines -- 0.1%
   2,000    Singapore Airlines, Ltd. ...........       13,125
                                                  -----------
            Banks -- 0.3%
   3,000    Oversea-Chinese Banking Corp.,
              Ltd. .............................       22,013
   1,000    United Overseas Bank, Ltd. .........        7,994
                                                  -----------
                                                       30,007
                                                  -----------
            Building -- 0.1%
   4,000    Keppel Corp., Ltd. .................       17,420
                                                  -----------
            Insurance -- 0.1%
   2,000    Great Eastern Holdings, Ltd.*.......       14,556
                                                  -----------
            IT Hardware -- 0.0%
   4,000    ST Assembly Test Services, Ltd.*....        4,152
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, SINGAPORE continued
            Real Estate Development -- 0.1%
   2,000    Jardine Cycle & Carriage, Ltd. .....  $     7,696
   2,000    Singapore Land, Ltd. ...............        4,701
                                                  -----------
                                                       12,397
                                                  -----------
            Services -- 0.1%
  10,000    Singapore Technologies Engineering,
              Ltd. .............................       12,468
                                                  -----------
            Telephone -- 0.1%
   5,000    Singapore Telecommunications,
              Ltd. .............................        6,950
                                                  -----------
            Travel & Entertainment -- 0.0%
   3,000    Hotel Properties, Ltd. .............        1,808
                                                  -----------
                                                      112,883
                                                  -----------
            SPAIN -- 5.3%
            Airlines -- 0.2%
   9,538    Iberia Lineas Aereas de Espana......       31,061
                                                  -----------
            Banks -- 1.5%
  17,136    Banco Santander Central Hispano.....      186,367
                                                  -----------
            Building -- 0.4%
     997    Abengoa.............................        8,503
     994    Fomento de Construcciones y
              Contratas.........................       36,121
   1,088    Obrascon Huarte Lain................        8,463
                                                  -----------
                                                       53,087
                                                  -----------
            Electric Utilities -- 1.7%
   7,321    Endesa..............................      133,153
   4,375    Iberdrola...........................       90,324
                                                  -----------
                                                      223,477
                                                  -----------
            Oil -- International -- 1.2%
   7,355    Repsol YPF..........................      152,390
                                                  -----------
            Telephone -- 0.3%
     739    ACS, Actividades de Construccion y
              Servicios.........................       36,145
                                                  -----------
                                                      682,527
                                                  -----------
            SWEDEN -- 2.0%
            Banks -- 1.0%
  19,724    Nordea..............................      134,696
                                                  -----------
            Building -- 0.1%
   1,300    NCC, Class B........................        9,740
                                                  -----------
            Cellular -- 0.9%
  25,456    TeliaSonera.........................      110,043
                                                  -----------
                                                      254,479
                                                  -----------
            SWITZERLAND -- 6.8%
            Airlines -- 0.0%
      30    Swissair Group* (a).................            2
                                                  -----------
            Building -- 0.1%
      49    Sulzer..............................       12,184
                                                  -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund

48  Laudus Funds Annual Report

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, SWITZERLAND continued
            Chemicals -- 0.8%
     615    Ciba Specialty Chemicals*...........  $    41,968
     823    Syngenta............................       60,027
                                                  -----------
                                                      101,995
                                                  -----------
            Construction Materials -- 0.3%
     824    Holcim, Ltd. .......................       44,067
                                                  -----------
            Drugs -- 2.3%
   3,200    Roche Holding.......................      312,586
                                                  -----------
            Food -- 1.7%
     838    Nestle..............................      213,659
                                                  -----------
            Insurance -- 0.2%
     132    Swiss Life Holdings*................       20,370
                                                  -----------
            IT Hardware -- 0.2%
     157    Unaxis Holding......................       21,037
                                                  -----------
            Machinery -- 0.6%
  12,457    ABB, Ltd*...........................       73,453
     191    Saurer*.............................        8,413
                                                  -----------
                                                       81,866
                                                  -----------
            Miscellaneous Financial -- 0.5%
   1,674    Credit Suisse Group.................       58,009
                                                  -----------
            Retail -- 0.1%
     107    Charles Voegele Holding*............        7,179
                                                  -----------
                                                      872,954
                                                  -----------
            UNITED KINGDOM -- 24.0%
            Aircraft -- 0.4%
  12,179    Rolls-Royce Group...................       50,362
                                                  -----------
            Airlines -- 0.2%
   5,231    BBA Group...........................       24,491
                                                  -----------
            Banks -- 5.5%
  25,447    Barclays............................      224,134
   6,790    HBOS................................       92,095
   7,111    HSBC Holdings.......................      105,728
   9,250    Royal Bank of Scotland Group........      281,861
                                                  -----------
                                                      703,818
                                                  -----------
            Building -- 2.2%
   1,276    Alfred McAlpine Group...............        6,906
   2,692    Barratt Developments................       30,773
   1,211    Bellway.............................       17,805
   1,535    Berkeley Group......................       29,678
   1,448    Bovis Homes Group...................       15,741
   2,346    Carillion*..........................        8,063
   4,469    George Wimpey.......................       35,933
   1,216    McCarthy & Stone....................       13,398
   1,426    Mowlem..............................        5,169
   3,126    Persimmon...........................       39,699
     131    Redrow..............................          939
   6,684    Taylor Woodrow......................       36,423
   1,429    Westbury............................       12,869
   1,047    Wilson Bowden.......................       22,321
                                                  -----------
                                                      275,717
                                                  -----------

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Cellular -- 2.9%
  51,275    mm02*...............................  $    94,707
 115,089    Vodafone Group......................      272,327
                                                  -----------
                                                      367,034
                                                  -----------
            Chemicals -- 0.2%
   6,751    Imperial Chemical Industries........       28,010
                                                  -----------
            Construction Materials -- 0.8%
  13,342    Aggregate Industries................       20,843
   5,159    Hanson..............................       39,632
   5,503    Pilkington..........................        9,052
   2,491    RMC Group...........................       28,819
                                                  -----------
                                                       98,346
                                                  -----------
            Defense -- 0.0%
   1,498    BAE SYSTEMS.........................        5,534
                                                  -----------
            Drugs -- 1.4%
     959    AstraZeneca.........................       44,468
   5,174    GlaxoSmithKline.....................      101,556
   3,373    Shire Pharmaceuticals Group*........       32,917
                                                  -----------
                                                      178,941
                                                  -----------
            Food -- 1.4%
  18,454    Unilever............................      182,636
                                                  -----------
            Insurance -- 1.5%
  15,031    Aviva...............................      145,859
  24,539    Old Mutual..........................       45,550
                                                  -----------
                                                      191,409
                                                  -----------
            Liquor & Tobacco -- 0.2%
     341    British American Tobacco............        5,130
   2,400    Scottish & Newcastle................       18,327
                                                  -----------
                                                       23,457
                                                  -----------
            Machinery -- 0.1%
   5,829    Novar...............................       14,248
                                                  -----------
            Miscellaneous Financial -- 0.1%
   3,608    Countrywide Assured Group*..........       12,334
                                                  -----------
            Oil -- International -- 2.9%
  15,300    BP..................................      128,223
  36,593    Shell Transport & Trading Co. ......      239,082
                                                  -----------
                                                      367,305
                                                  -----------
            Other Utilities -- 0.8%
   1,505    Pennon Group........................       19,099
   2,772    Severn Trent........................       38,769
   4,610    United Utilities....................       43,973
                                                  -----------
                                                      101,841
                                                  -----------
            Paper -- 1.1%
   6,000    Anglo American......................      143,022
                                                  -----------
            Real Estate Development -- 0.7%
  17,372    Kingfisher..........................       92,110
                                                  -----------
            Retail -- 0.9%
  14,277    J Sainsbury.........................       68,418
   2,129    lastminute.com*.....................        7,708
   2,136    N Brown Group.......................        4,848

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund

                                                  Laudus Funds Annual Report  49

 SHARES                                              VALUE
-------------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Retail continued
   5,763    Somerfield..........................  $    15,993
  16,713    Woolworths Group....................       12,594
                                                  -----------
                                                      109,561
                                                  -----------
            Services -- 0.3%
   2,668    Davis Service Group.................       18,192
   1,343    RAC.................................       17,265
                                                  -----------
                                                       35,457
                                                  -----------
            Soap & Cosmetics -- 0.0%
   2,390    Body Shop International.............        5,944
                                                  -----------
            Transporation -- 0.0%
     428    Arriva..............................        2,971
                                                  -----------
            Travel & Entertainment -- 0.4%
     426    InterContinental Hotels Group.......        3,891
     877    Luminar.............................        7,350
   2,739    Whitbread...........................       36,546
                                                  -----------
                                                       47,787
                                                  -----------
                                                    3,062,335
                                                  -----------
            TOTAL COMMON STOCK..................   12,129,797
                                                  -----------
            RIGHTS -- 0.0%
            DENMARK -- 0.0%
            Liquor & Tobacco -- 0.0%
     105    Carlsberg...........................          204
                                                  -----------
            TOTAL RIGHTS........................          204
                                                  -----------

PRINCIPAL                                            VALUE
-------------------------------------------------------------
            REPURCHASE AGREEMENTS -- 4.1%
            UNITED STATES -- 4.1%
$519,000    State Street Bank dated 3/31/04, due
              4/1/04 at 0.05% with a maturity
              value of $519,001 (Fully
              collateralized by Federal National
              Mortgage securities)..............  $   519,000
                                                  -----------
            TOTAL REPURCHASE AGREEMENTS.........      519,000
                                                  -----------
            TOTAL INVESTMENTS (COST $10,441,213)
              (b) -- 98.9%......................   12,649,001
            OTHER ASSETS IN EXCESS OF
              LIABILITIES -- 1.1%...............      145,681
                                                  -----------
            NET ASSETS -- 100.0%................  $12,794,682
                                                  ===========

---------------

*  Non-income producing security

(a) Bankrupt security/delisted; fair-valued by management.

(b) The aggregate cost for federal income tax purposes is $10,521,581 and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation....................  $2,217,750
    Unrealized depreciation....................     (90,330)
                                                 ----------
    Net unrealized appreciation................  $2,127,420
                                                 ==========

See the accompanying notes to the financial statements.

50  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND as of 3/31/04

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK -- 95.3%
             AUSTRALIA -- 4.8%
             Airlines -- 0.2%
   194,929   Macquarie Airports..............  $    254,480
                                               ------------
             Banks -- 0.3%
    16,818   Adelaide Bank, Ltd. ............       106,698
    15,302   Bank of Queensland, Ltd. .......       137,851
    22,940   Bendingo Bank, Ltd. ............       186,344
                                               ------------
                                                    430,893
                                               ------------
             Chemicals -- 0.2%
    11,392   Nufarm, Ltd. ...................        54,358
    11,915   Orica, Ltd. ....................       129,898
    23,901   Wattyl, Ltd. ...................        71,164
                                               ------------
                                                    255,420
                                               ------------
             Construction Materials -- 0.4%
   100,418   Adelaide Brighton, Ltd. ........       114,996
   108,418   Boral, Ltd. ....................       523,118
                                               ------------
                                                    638,114
                                               ------------
             Food -- 0.1%
    54,946   Great Southern Plantations,
               Ltd. .........................       111,164
             Health -- 0.3%
   150,952   Mayne Group, Ltd. ..............       389,526
   189,722   Mia Group, Ltd. ................       105,736
                                               ------------
                                                    495,262
                                               ------------
             Instruments -- 0.1%
    36,908   Ansell, Ltd. ...................       202,032
                                               ------------
             Liquor & Tobacco -- 0.1%
    61,596   Southcorp, Ltd. ................       149,541
                                               ------------
             Machinery -- 0.1%
    37,967   Hills Industries, Ltd. .........       110,726
                                               ------------
             Media -- 0.5%
    93,791   APN News & Media, Ltd. .........       273,531
   110,424   Austereo Group, Ltd. ...........       115,495
    44,629   Seven Network, Ltd. ............       179,900
    14,195   Southern Cross Broadcasting,
               Ltd. .........................       116,391
    65,890   Village Roadshow, Ltd.*.........        93,062
                                               ------------
                                                    778,379
                                               ------------
             Metals -- 0.5%
     9,394   BlueScope Steel , Ltd. .........        45,183
    51,527   GRD NL..........................        73,956
    32,065   Jubilee Mines NL................        95,472
    88,792   Minara Resources, Ltd.*.........       195,908
   105,810   OneSteel, Ltd. .................       190,642
   137,986   Smorgon Steel Group, Ltd. ......       112,720
    72,909   Ticor, Ltd. ....................        79,597
                                               ------------
                                                    793,478
                                               ------------
             Miscellaneous Financial -- 0.0%
    16,319   SFE Corp., Ltd. ................        72,884
                                               ------------
             Oil -- 0.0%
    79,233   Oil Search, Ltd.*...............        70,169
                                               ------------
             Oil Distribution -- 0.2%
    48,164   Caltex Australia, Ltd. .........       263,647
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, AUSTRALIA continued
             Paper -- 0.2%
    84,905   PaperlinX, Ltd. ................  $    303,361
                                               ------------
             Real Estate Development -- 0.1%
    37,467   FKP, Ltd.*......................        82,952
                                               ------------
             Retail -- 0.5%
   108,758   David Jones, Ltd. ..............       127,038
    71,098   Miller's Retail, Ltd. ..........        86,848
   135,566   Origin Energy, Ltd. ............       569,238
                                               ------------
                                                    783,124
                                               ------------
             Services -- 0.2%
    57,268   Downer EDI, Ltd. ...............       136,848
    36,896   Spotless Group, Ltd. ...........       129,574
                                               ------------
                                                    266,422
                                               ------------
             Software -- 0.1%
    50,567   Baycorp Advantagte, Ltd.*.......        98,444
    26,721   MYOB, Ltd. .....................        24,888
                                               ------------
                                                    123,332
                                               ------------
             Transporation -- 0.1%
    72,443   Adsteam Marine, Ltd. ...........        81,301
                                               ------------
             Travel & Entertainment -- 0.1%
    33,379   Amalgamated Holdings, Ltd. .....        88,681
   170,559   Thakral Holdings Group..........        85,941
                                               ------------
                                                    174,622
                                               ------------
             Wholesale -- 0.5%
    15,250   Alesco Corp. ...................        74,513
    14,359   Crane Group, Ltd. ..............        96,140
    22,549   GWA International, Ltd. ........        49,063
   105,974   Lion Nathan, Ltd. ..............       493,525
    17,332   Sims Group, Ltd. ...............       153,095
                                               ------------
                                                    866,336
                                               ------------
                                                  7,307,639
                                               ------------
             AUSTRIA -- 0.8%
             Metals -- 0.8%
    25,462   voestalpine.....................     1,157,739
                                               ------------
             BELGIUM -- 1.3%
             Financial Investments -- 0.5%
     5,440   Compagnie Nationale a
               Portefeuille/Nationale
               Portefeuille Maatschappij.....       745,401
    10,840   Econocom Group..................        78,729
                                               ------------
                                                    824,130
                                               ------------
             Machinery -- 0.0%
     1,632   Ion Beam Applications*..........        10,589
                                               ------------
             Metals -- 0.6%
    13,612   Umicore.........................       829,699
                                               ------------
             Transporation -- 0.1%
     1,919   Compagnie Maritime Belge........       203,989
                                               ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

                                                  Laudus Funds Annual Report  51

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BELGIUM continued
             Travel & Entertainment -- 0.1%
     9,253   Quick Restaurants*..............  $    121,556
                                               ------------
                                                  1,989,963
                                               ------------
             CANADA -- 6.3%
             Airlines -- 0.0%
     1,700   CHC Helicopter Corp., Class A...        46,657
                                               ------------
             Autos -- 0.1%
     8,500   Tesma International, Inc., Class
               A.............................       202,758
                                               ------------
             Biotechnology -- 0.2%
    13,200   QLT, Inc.*......................       334,256
                                               ------------
             Chemicals -- 0.3%
    37,500   Methanex Corp. .................       417,729
                                               ------------
             Drugs -- 0.3%
    22,800   Axcan Pharma, Inc.*.............       433,707
                                               ------------
             Electric Utilities -- 0.1%
     3,400   ATCO, Ltd., Class I.............       137,112
       100   Fortis, Inc. ...................         4,907
                                               ------------
                                                    142,019
                                               ------------
             Food -- 0.1%
     7,000   Canada Bread Co., Ltd. .........       137,950
       200   Maple Leaf Foods, Inc. .........         1,809
                                               ------------
                                                    139,759
                                               ------------
             Household -- 0.1%
       700   Dorel Industries, Inc., Class
               B*............................        23,643
    14,300   Royal Group Technologies,
               Ltd.*.........................       156,465
                                               ------------
                                                    180,108
                                               ------------
             Insurance -- 0.2%
       800   E-L Financial Corp., Ltd. ......       213,049
     1,000   Fairfax Financial Holdings,
               Ltd. .........................       155,024
                                               ------------
                                                    368,073
                                               ------------
             Machinery -- 0.2%
    30,500   Linamar Corp. ..................       283,127
                                               ------------
             Media -- 0.6%
     3,000   Alliance Atlantis
               Communications, Inc.*.........        56,839
     3,700   Astral Media, Inc. .............        80,855
    16,100   Cinram International, Inc. .....       320,714
     2,600   Corus Entertainment Inc., B
               Shares........................        54,819
    21,800   Quebecor World, Inc. ...........       402,244
       700   Torstar Corp., Class B..........        15,329
                                               ------------
                                                    930,800
                                               ------------
             Metals -- 0.8%
     3,200   Falconbridge, Ltd. .............        84,027
     2,300   IPSCO, Inc. ....................        43,489
    59,700   Kinross Gold Corp.*.............       435,173

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, CANADA continued
             Metals continued
    30,500   Teck Cominco, Ltd., Class B.....  $    567,879
                                               ------------
                                                  1,130,568
                                               ------------
             Office Machinery -- 0.3%
       600   ATI Technologies, Inc.*.........         9,738
    52,800   Creo, Inc.*.....................       494,152
                                               ------------
                                                    503,890
                                               ------------
             Oil -- 0.2%
       428   Paramount Energy Trust..........         3,836
    10,300   PetroKazakhstan, Inc., Class
               A*............................       289,192
                                               ------------
                                                    293,028
                                               ------------
             Oil Distribution -- 0.4%
     3,900   ShawCor, Ltd. ..................        44,186
    96,300   Sherritt International Corp.*...       531,967
                                               ------------
                                                    576,153
                                               ------------
             Paper -- 0.6%
       200   Cascades, Inc. .................         1,829
    33,100   Intertape Polymer Group,
               Inc.*.........................       321,115
    49,100   Nexfor, Inc. ...................       545,826
     7,100   Tembec, Inc.*...................        56,616
                                               ------------
                                                    925,386
                                               ------------
             Real Estate Investment Trusts -- 0.1%
     2,700   BPO Properties, Ltd. ...........        84,744
                                               ------------
             Retail -- 0.0%
       800   Empire Co., Ltd., Class A.......        16,929
     1,500   Hudson's Bay Co. ...............        14,837
                                               ------------
                                                     31,766
                                               ------------
             Soap & Cosmetics -- 0.2%
    18,800   CCL Industries, Inc., Class B...       265,353
                                               ------------
             Software -- 0.7%
    75,700   CGI Group, Inc.*................       492,475
     8,300   Geac Computer Corp., Ltd.*......        54,312
    29,500   Transcontinental Inc., Class
               A.............................       563,850
                                               ------------
                                                  1,110,637
                                               ------------
             Telephone -- 0.2%
    19,000   Cogeco Cable Inc.*..............       281,476
                                               ------------
             Transporation -- 0.3%
    27,000   CP Ships, Ltd. .................       459,981
                                               ------------
             Wholesale -- 0.3%
    10,000   Canadian Tire Corp., Class A....       339,662
     4,840   West Fraser Timber Co., Ltd. ...       147,308
                                               ------------
                                                    486,970
                                               ------------
                                                  9,628,945
                                               ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

52  Laudus Funds Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             CHINA -- 0.5%
             Banks -- 0.1%
   106,000   Industrial & Commercial Bank of
               China, Ltd. ..................  $    151,699
                                               ------------
             Building -- 0.1%
   106,000   Shanghai Industrial Holdings,
               Ltd. .........................       236,052
                                               ------------
             Liquor & Tobacco -- 0.1%
   106,000   Beijing Enterprises Holdings,
               Ltd. .........................       122,447
                                               ------------
             Real Estate Development -- 0.1%
   955,000   China Overseas Land &
               Investment, Ltd. .............       215,733
                                               ------------
             Transportation -- 0.1%
   274,000   GZI Transport, Ltd. ............        85,283
                                               ------------
                                                    811,214
                                               ------------
             DENMARK -- 3.5%
             Biotechnology -- 0.9%
    35,452   Novozymes, Class B..............     1,436,630
                                               ------------
             Chemicals -- 0.1%
     8,736   Auriga Industries*..............        90,846
                                               ------------
             Financial Investments -- 0.2%
     6,786   Dansk Kapitalanlaeg*............       358,440
                                               ------------
             Food -- 0.3%
     2,135   Harboes Bryggeri, Class B*......       528,618
                                               ------------
             IT Hardware -- 0.1%
     2,192   Bang & Olufsen, Class B.........       116,144
                                               ------------
             Liquor & Tobacco -- 1.2%
     9,758   Bryggerigruppen.................       649,111
    23,523   Carlsberg, Class B..............     1,056,123
                                               ------------
                                                  1,705,234
                                               ------------
             Media -- 0.0%
       534   VT Holding*.....................        26,003
                                               ------------
             Services -- 0.7%
    20,265   ISS.............................     1,038,630
                                               ------------
                                                  5,300,545
                                               ------------
             FINLAND -- 2.0%
             Airlines -- 0.5%
   115,827   Finnair.........................       818,454
                                               ------------
             Chemicals -- 0.4%
    44,174   Kemira..........................       589,540
                                               ------------
             IT Hardware -- 0.0%
     3,000   Elcoteq Network, Class A........        60,646
                                               ------------
             Metals -- 0.2%
    47,360   Rautaruukki.....................       380,633
                                               ------------
             Paper -- 0.9%
   128,500   M-real, Class B.................     1,192,247
                                               ------------
                                                  3,041,520
                                               ------------
             FRANCE -- 9.7%
             Autos -- 0.2%
     4,050   Faurecia........................       286,180
     3,510   Montupet*.......................        66,039
                                               ------------
                                                    352,219
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, FRANCE continued
             Banks -- 0.0%
       815   Caisse Regionale du Credit
               Agricole Mutuet Loire Haute-
               Loire*........................  $     51,079
                                               ------------
             Building -- 0.4%
     3,584   Eiffage.........................       551,868
                                               ------------
             Cellular -- 0.1%
     1,988   Radiall*........................       175,167
                                               ------------
             Chemcials -- 0.1%
     2,654   Eramet SLN*.....................       148,398
                                               ------------
             Construction Materials -- 0.1%
     1,341   SA des Ciments Vicat............       109,589
                                               ------------
             Financial Investments -- 1.6%
    20,565   Eurazeo.........................     1,440,521
       733   Francarep.......................        90,979
     5,453   Societe Fonciere, Financiere et
               de Participations.............       786,050
                                               ------------
                                                  2,317,550
                                               ------------
             Food -- 0.3%
       588   Sucriere de Pithiviers Le
               Vieil.........................       465,350
                                               ------------
             Instruments -- 0.0%
       521   Guerbet.........................        34,510
                                               ------------
             IT Hardware -- 1.0%
   115,668   Oberthur Card Systems*..........       973,689
    52,436   Wavecom*........................       591,546
                                               ------------
                                                  1,565,235
                                               ------------
             Machinery -- 0.9%
    31,550   Valeo...........................     1,308,936
                                               ------------
             Media -- 0.0%
     2,730   Havas...........................        14,594
                                               ------------
             Metals -- 0.8%
    34,899   Nexans..........................     1,278,044
                                               ------------
             Paper -- 0.6%
     2,785   Exacompta Clairefontaine........       616,048
    66,273   Otor*...........................       313,555
                                               ------------
                                                    929,603
                                               ------------
             Real Estate Development -- 0.1%
     2,146   Affine..........................       158,233
        27   Fonciere des Pimonts*...........         2,206
     1,041   Maisons France Confort..........        53,986
                                               ------------
                                                    214,425
                                               ------------
             Retail -- 1.4%
    19,453   Etam............................       684,662
    23,485   Rallye..........................     1,369,441
                                               ------------
                                                  2,054,103
                                               ------------
             Services -- 0.8%
    27,131   Compagnie Generale de
               Geophysique*..................     1,221,958
                                               ------------
             Software -- 0.6%
   443,641   Gemplus International*..........       992,246
                                               ------------
             Transporation -- 0.6%
    11,723   Geodis*.........................       844,935
                                               ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

                                                  Laudus Funds Annual Report  53

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, FRANCE continued
             Travel & Entertainment -- 0.1%
    16,970   Elior...........................  $    155,783
                                               ------------
                                                 14,785,592
                                               ------------
             GERMANY -- 4.9%
             Building -- 1.1%
    27,138   Bilfinger Berger................       953,807
    17,410   Hochtief........................       489,949
     3,915   Strabag Beteiligungs*...........       282,895
                                               ------------
                                                  1,726,651
                                               ------------
             Instruments -- 0.9%
    16,849   Fresenius.......................     1,376,931
                                               ------------
             IT Hardware -- 0.0%
         8   Lambda Physik*..................           101
                                               ------------
             Machinery -- 1.7%
    77,640   Gildemeister*...................       737,533
     4,432   KSB.............................       810,981
    81,987   Salzgitter*.....................     1,022,650
       700   Varta...........................         9,807
                                               ------------
                                                  2,580,971
                                               ------------
             Miscellaneous Financial -- 0.9%
   561,280   Bankgesellschaft Berlin*........     1,345,026
                                               ------------
             Other Utilities -- 0.0%
     2,453   INTERSEROH*.....................        37,380
                                               ------------
             Travel & Entertainment -- 0.3%
    23,631   Sixt............................       475,968
                                               ------------
                                                  7,543,028
                                               ------------
             GREECE -- 0.4%
             Banks -- 0.4%
     5,056   Bank of Greece..................       568,518
                                               ------------
             Real Estate Development -- 0.0%
     3,787   Michaniki.......................        11,402
                                               ------------
                                                    579,920
                                               ------------
             HONG KONG -- 3.1%
             Banks -- 0.3%
   346,000   Asia Financial Holdings,
               Ltd. .........................        86,599
     2,400   Dah Sing Financial Group........        16,942
    76,000   Liu Chong Hing Bank, Ltd. ......       116,569
    43,800   Wing Lung Bank, Ltd. ...........       304,983
                                               ------------
                                                    525,093
                                               ------------
             Building -- 0.2%
   141,000   Hopewell Holdings, Ltd. ........       276,893
                                               ------------
             Cellular -- 0.1%
   112,000   SmarTone Telecommunications
               Holdings, Ltd. ...............       122,909
                                               ------------
             Financial Investments -- 0.1%
    70,500   Asia Satellite
               Telecommunications............       126,231
             Holdings, Ltd.
    84,000   Peregrine Investments Holdings,
               Ltd.* (a).....................             0
                                               ------------
                                                    126,231
                                               ------------











  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, HONG KONG continued
             Food -- 0.0%
    45,000   Lam Soon (Hong Kong), Ltd. .....  $     15,017
                                               ------------
             Household -- 0.0%
   219,000   EganaGoldpfeil (Holdings),
               Ltd.*.........................        54,531
                                               ------------
             Insurance -- 0.0%
    24,000   Pacific Century Insurance
               Holdings, Ltd.*...............        11,783
                                               ------------
             Machinery -- 0.0%
    59,000   Chen Hsong Holdings, Ltd. ......        35,971
                                               ------------
             Miscellaneous Financial -- 0.1%
   346,000   Sun Hung Kai & Co., Ltd. .......        83,934
                                               ------------
             Real Estate Development -- 1.2%
     4,000   China Motor Bus Co., Ltd. ......        26,312
    80,000   Chinese Estates Holdings,
               Ltd. .........................        55,448
   111,000   Great Eagle Holdings, Ltd. .....       196,609
   120,000   Henderson China Holdings,
               Ltd. .........................        68,540
   302,400   HKR International, Ltd.*........       101,885
    83,000   Hong Kong Ferry (Holdings) Co.,
               Ltd. .........................        91,617
   177,000   Hysan Development Co., Ltd. ....       306,696
   223,000   Kerry Properties, Ltd. .........       362,074
    24,000   Miramar Hotel and Investment
               Co., Ltd. ....................        22,641
   343,000   New Asia Realty & Trust Co.,
               Ltd. .........................       139,778
   350,000   New World China Land, Ltd.*.....       101,077
   120,000   New World Development Co.,
               Ltd. .........................       110,126
   168,000   Sino Land Co., Ltd. ............       105,120
   203,000   Tai Cheung Holdings, Ltd.*......        73,606
    68,000   Tian An China Investment Co.,
               Ltd.*.........................        23,129
    89,000   Wing On Co. International,
               Ltd. .........................        97,098
                                               ------------
                                                  1,881,756
                                               ------------
             Retail -- 0.0%
    80,000   Glorious Sun Enterprises,
               Ltd. .........................        27,724
                                               ------------
             Software -- 0.1%
   237,000   Digital China Holdings, Ltd. ...        82,893
   514,000   SUNeVision Holdings, Ltd.*......       102,257
                                               ------------
                                                    185,150
                                               ------------
             Telephone -- 0.0%
    28,000   i-Cable Communications, Ltd. ...        10,063
                                               ------------
             Transporation -- 0.4%
    95,000   Orient Overseas International,
               Ltd. .........................       315,809
   903,000   Star Cruises, Ltd.*.............       240,496
   164,000   Tianjin Development Holdings,
               Ltd.*.........................        69,990
                                               ------------
                                                    626,295
                                               ------------
             Travel & Entertainment -- 0.5%
    77,000   Harbour Center Development,
               Ltd.*.........................        80,053

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

54  Laudus Funds Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, HONG KONG continued
             Travel & Entertainment continued
   281,500   Hongkong & Shanghai Hotels,
               Ltd. .........................  $    189,688
   446,000   Shangri-La Asia, Ltd. ..........       443,647
                                               ------------
                                                    713,388
                                               ------------
             Wholesale -- 0.1%
   486,000   Tan Chong International,
               Ltd. .........................        96,687
                                               ------------
                                                  4,793,425
                                               ------------
             IRELAND -- 1.3%
             Drugs -- 0.3%
    22,561   Elan Corp.*.....................       463,011
                                               ------------
             Miscellaneous Financial -- 0.2%
   245,556   IFG Group*......................       316,852
                                               ------------
             Oil -- 0.3%
   694,430   Dragon Oil*.....................       494,963
                                               ------------
             Software -- 0.5%
    99,940   IONA Technologies*..............       786,024
                                               ------------
                                                  2,060,850
                                               ------------
             ITALY -- 8.0%
             Autos -- 0.3%
   125,146   Carraro*........................       455,993
                                               ------------
             Banks -- 1.6%
    87,788   Banca Popolare di Lodi
               S.r.c.l.......................       822,066
   236,871   Banca Popolare di Milano Scrl...     1,376,859
     1,532   Banco di Sardegna*..............        23,119
                                               ------------
                                                  2,222,044
                                               ------------
             Building -- 0.6%
 1,472,187   Impregilo.......................       890,112
    14,189   Vianini Lavori*.................        83,348
                                               ------------
                                                    973,460
                                               ------------
             Construction Materials -- 0.9%
    84,359   Buzzi Unicem....................       984,853
     7,834   Italmobiliare...................       340,033
                                               ------------
                                                  1,324,886
                                               ------------
             Electric Utilities -- 1.2%
   516,077   C.I.R...........................       998,876
 1,255,039   Cofide..........................       893,002
       697   Edison*.........................         1,176
                                               ------------
                                                  1,893,054
                                               ------------
             Financial Investments -- 0.1%
   128,662   Intek*..........................        83,009
                                               ------------
             Food -- 0.6%
   516,168   Cremonini*......................       952,112
                                               ------------
             Insurance -- 0.8%
    54,174   Fondiaria -- Sai................     1,274,900
                                               ------------
             Media -- 0.0%
    34,400   Monrif*.........................        30,141
                                               ------------
             Metals -- 0.3%
   306,804   Generale Industrie
               Metallurgiche.................       148,550

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, ITALY continued
             Metals continued
 1,335,000   Societa Metallurgica Italiana...  $    378,975
                                               ------------
                                                    527,525
                                               ------------
             Miscellaneous Financial -- 0.0%
    10,622   Mittel..........................        49,603
                                               ------------
             Real Estate Development -- 0.5%
   277,537   Beni Stabili....................       221,351
 1,734,429   Brioschi Finanziaria............       534,992
                                               ------------
                                                    756,343
                                               ------------
             Retail -- 0.4%
   170,218   Ifil*...........................       588,844
                                               ------------
             Telephone -- 0.2%
   130,017   Sirti*..........................       273,220
                                               ------------
             Textiles -- 0.2%
   127,946   Stefanel*.......................       295,598
                                               ------------
             Transportation -- 0.2%
   143,349   Premuda.........................       325,899
                                               ------------
             Travel & Entertainment -- 0.1%
    27,800   Italjolly-Compagnia Italiana dei
               Jolly Hotels..................       181,066
                                               ------------
                                                 12,207,697
                                               ------------
             JAPAN -- 16.1%
             Autos -- 1.0%
     2,000   Chuo Malleable Iron Co.,
               Ltd. .........................         6,978
     3,000   Fuji Univance Corp. ............        10,381
     3,000   Hirata Technical Co., Ltd. .....        15,139
     1,100   Imasen Electric Industrial Co.,
               Ltd. .........................         8,459
    18,000   Kanto Auto Works, Ltd. .........       206,757
     3,000   Kikuchi Co., Ltd. ..............        19,465
     4,800   Kyokuto Kaihatsu Kogyo Co.,
               Ltd. .........................        54,535
     3,000   Meiwa Industry Co., Ltd. .......         9,660
    11,000   MITSUBA Corp. ..................        63,652
     6,000   Murakami Corp. .................        37,487
     8,000   Nippon Seiki Co., Ltd. .........        67,977
    41,000   Nissan Shatai Co., Ltd. ........       247,888
    36,000   Pacific Industrial Co., Ltd. ...       134,955
     5,000   Sumitomo Wiring Systems, Ltd. ..        76,176
    11,000   Technol Eight Co., Ltd. ........        40,179
    21,000   Tokai Rika Co., Ltd. ...........       243,034
    25,000   Tokico, Ltd. ...................        98,765
    20,000   U-Shin, Ltd. ...................       114,769
     2,000   Yachiyo Industry Co., Ltd. .....        13,476
                                               ------------
                                                  1,469,732
                                               ------------
             Banks -- 0.7%
     1,400   Aichi Bank, Ltd. ...............        94,199
     1,400   Bank of Okinawa, Ltd. ..........        31,489
    18,400   Chiba Kogyo Bank, Ltd.*.........       114,961
    83,000   Hokkaido Bank, Ltd.*............       115,682
     7,000   Japan Asia Investment Co.,
               Ltd. .........................        31,557
    35,000   Japan Securities Finance Co.,
               Ltd. .........................       223,386
     1,000   Kagawa Bank, Ltd. ..............         5,094

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

                                                  Laudus Funds Annual Report  55

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Banks continued
     3,000   Osaka Securities Finance Co.,
               Ltd. .........................  $     10,122
    18,000   Taiko Bank, Ltd. ...............        43,255
    13,100   The Tokyo Tomin Bank, Ltd. .....       282,689
    11,000   Tochigi Bank, Ltd. .............        61,220
                                               ------------
                                                  1,013,654
                                               ------------
             Building -- 2.0%
    17,000   Asahi Kogyosha Co., Ltd. .......        55,885
    41,000   Asanuma Corp. ..................        80,790
     1,400   C-CUBE Corp. ...................         4,643
    10,000   Dai-Dan Co., Ltd. ..............        61,133
    45,000   Daiho Corp. ....................       129,331
     3,000   Daiichi Kensetsu Corp. .........        11,679
    23,000   Daimei Telecom Engineering
               Corp. ........................       121,152
    25,000   Fukuda Corp. ...................       125,679
     9,000   Hibiya Engineering, Ltd. .......        78,724
    28,000   Higashi Nihon House Co.,
               Ltd.*.........................        96,890
    33,000   Hitachi Plant Engineering &
               Construction Co., Ltd. .......       131,638
     8,400   Japan Foundation Engineering
               Co., Ltd. ....................        36,172
     8,000   Kaneshita Construction Co.,
               Ltd. .........................        54,597
     4,000   Kawada Construction Co.,
               Ltd. .........................        21,147
    31,000   Kitano Construction Corp. ......        67,045
     2,000   Koatsu Kogyo Co., Ltd. .........         7,920
     7,000   Kodensha Co., Ltd. .............        21,868
    26,000   Kyudenko Corp. .................       119,210
    32,000   Maeda Corp. ....................       145,797
    12,000   Maeda Road Construction Co.,
               Ltd. .........................        87,894
     3,000   Mitsui Home Co., Ltd. ..........        17,215
     9,000   Nippon Densetsu Kogyo Co.,
               Ltd. .........................        38,497
     4,000   Nippon Dentsu Co., Ltd. ........        14,149
        14   Nippon Jogesuido Sekkei Co.,
               Ltd. *........................        60,557
     6,000   Ohmoto Gumi Co., Ltd. ..........        33,450
     3,300   OKI Wintech Co., Ltd. ..........        13,100
     1,000   Oriental Construction Co.,
               Ltd. .........................         5,863
    11,300   Raito Kogyo Co., Ltd. ..........        52,679
    13,000   Sanyo Engineering &
               Construction, Inc. ...........        63,729
     6,000   Seibu Electric Industry Co.,
               Ltd. .........................        30,567
     4,500   Shinnihon Corp. ................        23,098
     4,900   Sho-Bond Corp. .................        33,629
    24,000   Taihei Dengyo Kaisha, Ltd. .....       101,504
     3,000   Taisei Oncho Co., Ltd. .........        12,544
    18,000   Taisei Rotec Corp. .............        35,815
     4,000   Takasago Thermal Engineering
               Co., Ltd. ....................        29,067
    25,000   Takuma Co., Ltd. ...............       196,088
       600   Techno Ryowa, Ltd. .............         3,558
    55,000   The Nippon Road Co., Ltd. ......       116,307
    10,000   Toko Electric Corp. ............        36,334
    15,000   Tokyo Energy & Systems, Inc. ...        67,766
    35,000   Toshiba Plant Kensetsu Co.,
               Ltd. .........................       163,166
    28,000   Totetsu Kogyo Co., Ltd. ........        92,853

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Building continued
     6,400   Tsuchiya Home Co., Ltd. ........  $     19,378
    11,000   Tsukishima Kikai Co., Ltd. .....        75,600
     7,000   Ueki Corp. .....................        13,928
     1,900   Yokogawa Construction Co.,
               Ltd. .........................         7,342
    29,000   Yurtec Corp. ...................       131,850
     9,000   Zenitaka Corp. .................        17,994
                                               ------------
                                                  2,966,821
                                               ------------
             Chemicals -- 0.4%
     3,000   Atomix Co., Ltd. ...............        11,621
     3,000   Cemedine Co., Ltd. .............         8,795
     2,000   Manac, Inc. ....................         7,882
    22,000   Nippon Fine Chemical Co.,
               Ltd. .........................        87,125
    50,000   Nippon Soda Co., Ltd. ..........       152,352
    16,000   Nippon Synthetic Chemical
               Industry Co., Ltd. ...........        41,063
    12,000   SEC Corp. ......................        33,104
    38,000   Sekisui Plastics Co., Ltd. .....       100,447
     1,000   Showa Tansan Co., Ltd. .........         3,316
       600   Sumitomo Rubber Industries,
               Ltd. .........................         4,510
     2,000   Taoka Chemical Co., Ltd. .......         4,941
     1,000   Toagosei Co., Ltd. .............         2,384
     5,000   Tohcello Co., Ltd. .............        14,659
     7,000   Tokyo Printing Ink Manufacturing
               Co., Ltd. ....................        20,858
    39,000   Toyo Tire & Rubber Co., Ltd. ...        97,467
                                               ------------
                                                    590,524
                                               ------------
             Construction Materials -- 0.6%
    13,000   Alinco, Inc. ...................        35,488
    25,000   Daiichi Cement Co., Ltd. .......        65,363
    17,000   Ishizuka Glass Co., Ltd. .......        40,361
    14,000   Isolite Insulating Products Co.,
               Ltd. .........................        24,492
     6,000   Japan Steel Tower Co., Ltd. ....        12,400
     2,000   KAWAGISHI BRIDGE WORKS Co.,
               Ltd. .........................         5,825
    24,000   Komai Tekko, Inc. ..............        66,670
     1,000   Kunimine Industries Co.,
               Ltd. .........................         3,557
     3,000   Mitani Sekisan Co., Ltd. .......        11,390
    48,000   Nihon Yamamura Glass Co.,
               Ltd. .........................       107,502
    37,000   Nippon Concrete Industries Co.,
               Ltd. .........................        70,419
    23,000   Nippon Hume Corp. ..............        60,355
    43,000   Nitto Boseki Co., Ltd. .........        79,771
    17,000   Okabe Co., Ltd. ................        63,238
     1,000   Sankyo Rikagaku Co., Ltd. ......         7,930
    24,000   Sekisui Jushi Corp. ............       134,954
     2,000   Shinagawa Refractories Co.,
               Ltd. .........................         5,287
     5,000   Takada Kiko Co., Ltd. ..........        30,855
     5,000   Takahashi Curtain Wall Corp. ...        19,849
     7,000   Takigami Steel Construction Co.,
               Ltd. .........................        37,007
    11,000   Yokogawa Bridge Corp. ..........        52,655
     6,000   Yotai Refractories Co., Ltd. ...        12,054
                                               ------------
                                                    947,422
                                               ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

56  Laudus Funds Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Drugs -- 0.2%
    17,000   Kaken Pharmaceutical Co.,
               Ltd. .........................  $     99,024
    15,000   Nissui Pharmaceutical Co.,
               Ltd. .........................        96,602
    10,000   Torii Pharmaceutical Co.,
               Ltd. .........................       182,343
                                               ------------
                                                    377,969
                                               ------------
             Durables -- 0.1%
     4,000   Cleanup Corp. ..................        56,173
     2,800   Tohoku Pioneer Corp. ...........        66,208
    10,000   Zojirushi Corp. ................        60,557
                                               ------------
                                                    182,938
                                               ------------
             Financial Investments -- 0.7%
    11,000   Central Leasing Co., Ltd. ......       484,260
    42,000   Daiwa Kosho Lease Co., Ltd. ....       224,059
    11,900   Nishio Rent All Co., Ltd. ......       125,823
     6,800   Ricoh Leasing Co., Ltd. ........       188,898
     3,000   Sankyo Frontier Co., Ltd. ......        15,601
    10,000   Wakita & Co., Ltd. .............        94,199
                                               ------------
                                                  1,132,840
                                               ------------
             Food -- 0.5%
        13   Coca-Cola Central Japan Co.,
               Ltd. .........................        90,095
     3,000   DyDo Drinco, Inc. ..............        95,737
    15,000   Fuji Foods, Inc. ...............        55,510
     6,000   Fujicco Co., Ltd. ..............        74,975
       100   Gaban Co., Ltd.*................           923
     2,000   Kenko Mayonnaise Co., Ltd. .....         8,786
     9,000   Kinki Coca-Cola Bottling Co.,
               Ltd. .........................        80,194
    14,000   Nichiwa Sangyo Co., Ltd. .......        41,986
    42,000   Nissin Sugar Manufacturing Co.,
               Ltd. .........................        79,127
     7,000   Pokka Corp. ....................        28,933
     6,000   Riken Vitamin Co., Ltd. ........       116,210
    16,000   Rokko Butter Co., Ltd. .........        41,524
     1,000   Semba Tohka Industries Co.,
               Ltd. .........................         2,499
    19,000   Tokatsu Foods Co., Ltd. ........        66,478
                                               ------------
                                                    782,977
                                               ------------
             Health -- 0.0%
     7,000   SRL, Inc. ......................        75,965
                                               ------------
             Household -- 0.1%
    30,000   Itoki Crebio Corp. .............        83,625
     2,000   Koito Industries, Ltd. .........         9,516
     1,800   Kuwayama Corp. .................        11,765
     4,000   Lihit Lab, Inc. ................         8,959
     8,300   Tachikawa Corp. ................        51,858
     7,000   Tasaki Shinju Co., Ltd. ........        28,260
     4,000   Tigers Polymer Corp. ...........        20,378
                                               ------------
                                                    214,361
                                               ------------
             Instruments -- 0.2%
     2,600   Fukuda Denshi Co., Ltd. ........        65,978
     7,000   Hitachi Medical Corp. ..........        95,208
     4,000   Horiba, Ltd. ...................        57,173
     4,000   Kawasumi Laboratories, Inc. ....        29,221
     3,000   Nippon Antenna Co., Ltd. .......        27,683
     3,000   Nireco Corp. ...................        16,120
     1,000   Rion Co., Ltd. .................         5,671
                                               ------------
                                                    297,054
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Insurance -- 0.1%
    42,000   The Nisshin Fire & Marine
               Insurance Co., Ltd. ..........  $    147,354
                                               ------------
             IT Hardware -- 1.2%
     5,500   Aiphone Co., Ltd. ..............        96,482
     2,400   Airtech Japan, Ltd. ............        18,709
     5,000   Apic Yamada Corp.*..............        16,773
     9,000   Daishinku Corp. ................        54,068
     3,000   Diamond Electric Manufacturing
               Co., Ltd. ....................        11,852
    11,000   Foster Electric Co., Ltd. ......        55,616
     2,500   Fuji Electric Industry Co.,
               Ltd. .........................        20,426
     2,600   Geomatec Co., Ltd. .............        79,723
    20,300   Hosiden Corp. ..................       286,447
     2,000   Internix, Inc. .................        17,782
    10,800   Komatsu Electronic Metals Co.,
               Ltd.*.........................       138,692
     6,800   Kuramoto Seisakusho Co., Ltd. ..        79,089
    31,000   Makino Milling Machine Co.,
               Ltd. .........................       196,665
     1,000   Nihon Dengi Co., Ltd. ..........         7,036
    34,000   Nippon Chemi-Con Corp. .........       179,747
     3,300   Rorze Corp. ....................        29,658
    26,000   Shin-Etsu Polymer Co., Ltd. ....       159,696
     6,900   Shinkawa, Ltd. .................       176,753
     4,200   Tokyo Cathode Laboratory Co.,
               Ltd. .........................        41,178
    27,000   Totoku Electric Co., Ltd.*......        49,310
     8,000   Y.A.C. Co., Ltd.*...............        46,677
                                               ------------
                                                  1,762,379
                                               ------------
             Liquor & Tobacco -- 0.1%
    51,000   Mercian Corp. ..................       123,045
                                               ------------
             Machinery -- 1.7%
    14,000   Aida Engineering, Ltd. .........        61,902
    30,000   Amada Co., Ltd. ................       193,204
    25,000   Asahi Diamond Industrial Co.,
               Ltd. .........................       154,996
     1,800   Corona Corp. ...................        31,749
    37,000   Daifuku Co., Ltd. ..............       208,055
     3,800   Dainichi Co., Ltd. .............        18,957
     1,000   Daito Seiki Co., Ltd. ..........         3,076
     9,000   Daiwa Industries, Ltd. .........        27,250
       200   DMW Corp. ......................         6,152
       700   Freund Industrial Co., Ltd. ....         4,273
     3,000   Fuji Seiko, Ltd. ...............        12,976
    29,000   Fujitec Co., Ltd. ..............       156,938
     4,000   Hitachi Kiden Kogyo, Ltd. ......        16,187
    23,000   Hitachi Koki Co., Ltd. .........       142,817
    20,000   Hosokawa Micron Corp.*..........        94,968
    10,000   Ishikawajima Transport Machinery
               Co., Ltd. ....................        28,548
     5,000   Koken, Ltd.*....................        43,735
     3,600   Maezawa Industries, Inc. .......        18,859
    17,000   Max Co., Ltd. ..................       200,173
    18,400   Mori Seiki Co., Ltd. ...........       174,211
     2,000   Nakano Refrigerators Co.,
               Ltd. .........................        15,745
     1,000   Neturen Co., Ltd. ..............         5,671
     3,000   Nihon Kaiheiki Industry Co.,
               Ltd. .........................        20,330

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

                                                  Laudus Funds Annual Report  57

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Machinery continued
    39,000   Nippon Sharyo, Ltd. ............  $    112,087
     4,000   Nissei Plastic Industrial Co.,
               Ltd. .........................        32,297
    11,500   Nitto Electric Works, Ltd. .....       100,923
     5,100   Piolax, Inc. ...................       107,358
    15,400   S.E.S. Co., Ltd..*..............        72,237
     2,000   Sanso Electric Co., Ltd. .......        10,573
     5,000   Shinko Kogyo Co., Ltd. .........         7,930
    32,000   ShinMaywa Industries, Ltd. .....       137,492
     8,000   Sintokogio, Ltd. ...............        36,834
     2,000   Toami Corp. ....................        13,111
     3,000   Toso Co., Ltd. .................         7,555
     4,000   Toyo Engineering Works, Ltd. ...         6,652
    35,000   Toyoda Machine Works, Ltd. .....       234,825
       400   Zuiko Corp. ....................         4,614
                                               ------------
                                                  2,525,260
                                               ------------
             Media -- 0.2%
       490   Asahi Broadcasting Corp. .......        36,314
     1,000   Broadcast System of Niigata,
               Inc. .........................         5,383
     2,000   Chubu-Nippon Broadcasting Co.,
               Ltd. .........................        20,762
     2,000   Hiraga Co., Ltd. ...............        14,995
        76   Impress Corp.*..................       105,925
     8,000   RKB Mainichi Broadcasting
               Corp. ........................        48,061
     2,000   Sanko Sangyo Co., Ltd. .........        11,727
     3,800   Tokyo Lithmatic Corp. ..........        46,754
                                               ------------
                                                    289,921
                                               ------------
             Metals -- 1.1%
     3,200   Allied Material Corp. ..........        48,138
    18,000   Araya Industrial Co., Ltd. .....        29,240
    42,000   Kurimoto, Ltd. .................        94,065
    13,000   Nichia Steel Works, Ltd. .......        46,109
    75,000   Sanyo Special Steel Co.,
               Ltd. .........................       135,531
    28,000   Shinko Wire Co., Ltd. ..........        39,025
    68,000   Showa Electric Wire & Cable Co.,
               Ltd. .........................       101,312
     8,000   Sumitomo Pipe & Tube Co.,
               Ltd. .........................        23,992
     5,000   Tohoku Steel Co., Ltd. .........        27,491
    40,300   Tokyo Steel Manufacturing Co.,
               Ltd. .........................       522,174
    30,000   Toyo Kohan Co., Ltd. ...........       117,076
    24,000   Yamato Kogyo Co., Ltd. .........       303,359
    48,000   Yodogawa Steel Works, Ltd. .....       205,316
                                               ------------
                                                  1,692,828
                                               ------------
             Miscellaneous Financial -- 0.1%
     3,000   Daiko Shoken Business Co.,
               Ltd. .........................        21,916
    19,000   Marusan Securities Co., Ltd.*...       123,640
     3,000   Nihon Unicom Corp. .............        33,162
     2,000   Yutaka Shoji Co., Ltd. .........        13,092
                                               ------------
                                                    191,810
                                               ------------
             Office Machinery -- 0.5%
       700   55 Station, Inc. ...............         2,691
    18,000   Amano Corp. ....................       152,776

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Office Machinery continued
     2,000   Canon Finetech, Inc. ...........  $     27,337
    13,000   Fujicopian Co., Ltd.*...........        30,365
     1,000   Katsuragawa Electric Co.,
               Ltd. .........................         4,854
     3,000   King Jim Co., Ltd. .............        24,194
     3,000   Mars Engineering Corp. .........       203,873
     5,000   Richo Elemex Corp.*.............        20,474
     3,700   Riso Kagaku Corp. ..............       180,670
     6,000   Star Micronics Co., Ltd. .......        45,908
                                               ------------
                                                    693,142
                                               ------------
             Oil Distribution -- 0.2%
    17,900   Itochu Enex Co., Ltd. ..........        98,073
    15,000   Kamei Corp. ....................       103,811
     2,000   Sinanen Co., Ltd. ..............         9,651
    26,000   Uehara Sei Shoji Co., Ltd. .....       116,460
                                               ------------
                                                    327,995
                                               ------------
             Other Utilities -- 0.1%
    17,000   Keiyo Gas Co., Ltd. ............        64,546
     8,000   Otaki Gas Co., Ltd. ............        28,144
     1,000   Shinnihon Gas Corp. ............         4,037
                                               ------------
                                                     96,727
                                               ------------
             Paper -- 0.1%
     2,000   Comany, Inc. ...................        15,360
     7,000   Daio Paper Corp. ...............        64,998
     2,000   Nankai Plywood Co., Ltd. .......         7,728
     2,000   Nihon Decoluxe Co., Ltd. .......        10,477
                                               ------------
                                                     98,563
                                               ------------
             Real Estate Development -- 0.5%
     4,000   Aoki Marine Co., Ltd. ..........         9,997
    14,000   Cowboy Co., Ltd.*...............        43,197
     5,000   Hosoda Corp. ...................        21,387
    21,000   Kowa Spinning Co., Ltd. ........       106,983
    10,900   Nisshin Fudosan Co., Ltd.*......       136,205
    23,000   Recruit Cosmos Co., Ltd. .......        78,041
    16,000   Sekiwa Real Estate Chubu,
               Ltd. .........................        76,743
     7,000   Shin-Nihon Tatemono Co.,
               Ltd. .........................        28,933
    28,000   The Sumitomo Warehouse Co.,
               Ltd. .........................       127,572
    13,000   TOC Co., Ltd. ..................       112,462
                                               ------------
                                                    741,520
                                               ------------
             Retail -- 1.1%
    13,300   Aoki International Co., Ltd. ...       147,657
        37   Bals Corp. .....................        60,460
     6,000   Blue Grass Co., Ltd. ...........        42,966
     2,100   Charle Co., Ltd. ...............        16,552
     1,600   Chiyoda Co., Ltd. ..............        25,284
    12,000   Daiwa Co., Ltd. ................        28,836
     6,000   Haruyama Trading Co., Ltd. .....        99,197
     3,000   Hasegawa Co., Ltd. .............         9,170
    11,900   Homac Corp. ....................       108,322
     6,200   Jeans Mate Corp. ...............        73,839
    47,000   Matsuzakaya Co., Ltd. ..........       248,023
     7,500   Ministop Co., Ltd. .............       136,685

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

58  Laudus Funds Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Retail continued
     2,000   Nagano Tokyu Department Store
               Co., Ltd. ....................  $      5,729
     6,400   Poplar Co., Ltd. ...............        85,510
     1,060   Right On Co., Ltd. .............        45,850
       300   Rio Chain Co., Ltd. ............         3,028
     9,000   Senshukai Co., Ltd. ............       103,811
     8,500   Simree Co., Ltd.*...............        42,649
     2,700   Three F Co., Ltd. ..............        18,868
     2,000   Tokyo Derica Co., Ltd. .........        11,823
    58,000   Tokyu Department Store Co.,
               Ltd.*.........................        98,678
    11,000   Tokyu Store Chain Co., Ltd. ....        60,268
     3,800   U. Store Co., Ltd. .............        35,394
     5,100   Xebio Co., Ltd. ................       146,821
                                               ------------
                                                  1,655,420
                                               ------------
             Services -- 0.5%
     5,000   Aichi Toyota Motor Co., Ltd. ...        68,919
     4,000   Asia Air Survey Co., Ltd. ......        12,650
     7,000   Aucnet, Inc. ...................        98,236
     1,400   Car Mate Manufacturing Co.,
               Ltd. .........................         4,306
     1,000   Chodai Co., Ltd. ...............         3,220
    10,800   CTI Engineering Co., Ltd. ......        68,723
     3,000   Daishinto, Inc. ................         4,729
         4   Eight Consultant Co., Ltd.*.....        14,264
    13,000   Eikoh, Inc. ....................        91,219
     2,000   Gifu Hino Motor Co., Ltd. ......        19,032
     1,000   Ichishin Co., Ltd. .............         3,316
     1,700   JAC Holdings Co., Ltd.*.........         7,468
     7,000   Johnan Academic Preparatory
               Institute, Inc. ..............        37,680
     3,000   Keiiyu Co., Ltd. ...............        28,462
     6,000   Kitamura Co., Ltd. .............        30,567
     1,900   Nihon Jumbo Co., Ltd.*..........        13,770
    12,000   Nova Corp. .....................        44,985
     5,500   Original Engineering Consultants
               Co., Ltd. ....................        32,777
     5,000   Subaru Enterprise Co., Ltd. ....        16,533
     1,500   Tanabe Management Consulting
               Co., Ltd. ....................         7,209
     3,000   Toyo Tec Co., Ltd. .............        20,618
     2,000   Toyota Corolla Gifu Co.,
               Ltd. .........................        26,818
     1,000   Up, Inc. .......................         6,056
     7,200   WESCO, Inc. ....................        24,223
     2,000   With us Corp....................         7,594
    11,000   Yellow Hat, Ltd. ...............       103,936
                                               ------------
                                                    797,310
                                               ------------
             Soap & Cosmetics -- 0.0%
        85   ADERANS Co., Ltd. ..............         2,014
                                               ------------
             Software -- 0.4%
     2,000   Asahi Intelligence Service Co.,
               Ltd. .........................        18,648
     3,000   Creo Co., Ltd. .................        11,736
     2,200   Diamond Computer Service Co.,
               Ltd. .........................        19,455
     9,500   Fujitsu Business Systems,
               Ltd. .........................       136,973

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Software continued
     1,400   Information Development Co.,
               Ltd. .........................  $      7,805
    11,000   Intec, Inc. ....................        84,587
     5,000   Japan Process Development Co.,
               Ltd. .........................        38,208
     6,700   Saison Information Systems Co.,
               Ltd. .........................        77,926
     6,200   TKC Corp. ......................       102,206
    23,000   Tsuzuki Denki Co., Ltd. ........       103,907
                                               ------------
                                                    601,451
                                               ------------
             Textiles -- 0.3%
     2,000   Fuji Corp. .....................        18,840
     5,000   Fujix, Ltd. ....................        23,021
     2,000   Ichikawa Co., Ltd. .............         6,921
     7,000   Jichodo Co., Ltd. ..............        46,427
     5,000   King Co., Ltd. .................        12,976
    86,000   Kurabo Industries, Ltd. ........       145,490
    22,000   Lapine Co., Ltd. ...............        31,297
     5,000   Morishita Co., Ltd. ............        34,267
     7,000   Nippon Felt Co., Ltd. ..........        28,260
    11,000   The Japan Wool Textile Co.,
               Ltd. .........................        65,026
    17,000   Tokyo Soir Co., Ltd. ...........        50,983
     4,000   Yagi Corp. .....................        16,379
                                               ------------
                                                    479,887
                                               ------------
             Transporation -- 0.1%
     3,000   Chuo Warehouse Co., Ltd. .......        33,450
     3,000   Daiwa Logistics Co., Ltd. ......        21,339
     3,000   Isewan Terminal Service Co.,
               Ltd. .........................         9,804
     6,000   Japan Oil Transportation Co.,
               Ltd. .........................        14,303
     3,000   Kanda Corp. ....................        11,823
     3,000   Kawanishsi Warehouse Co.,
               Ltd. .........................        17,187
    22,000   Kawasaki Kinkai Kisen Kaisha,
               Ltd. .........................        65,555
     5,000   Meiko Trans Co., Ltd. ..........        28,356
     5,000   Tokyo Kisen Co., Ltd. ..........        21,291
                                               ------------
                                                    223,108
                                               ------------
             Travel & Entertainment -- 0.5%
     1,000   Daisyo Corp. ...................        10,314
     3,000   Friendly Corp. .................        14,447
       500   Green House Co., Ltd. ..........         8,891
    10,500   Horipro, Inc. ..................        88,312
    46,000   Kinki Nippon Tourist Co.,
               Ltd.*.........................       140,164
       500   Marche Corp. ...................         5,018
     6,600   Matsuya Foods Co., Ltd. ........       148,767
     9,000   MOS Food Service, Inc. .........        99,053
       135   Shidax Corp. ...................       105,887
       128   Taito Corp. ....................       191,936
                                               ------------
                                                    812,789
                                               ------------
             Wholesale -- 0.8%
    11,000   Denkyosha Co., Ltd. ............        86,490
     2,000   Easton Co., Ltd. ...............        12,111
     3,000   Furusato Industries, Ltd. ......        18,455
     3,500   Gigas K'S Denki Corp. ..........        94,535
     1,000   Inaba Denki Sangyo Co., Ltd. ...        19,224

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

                                                  Laudus Funds Annual Report  59

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, JAPAN continued
             Wholesale continued
     4,000   Kato Sangyo Co., Ltd. ..........  $     50,214
    10,000   Mitani Corp. ...................        42,774
    14,000   Nagahori Corp. .................        41,448
     8,600   Ryosan Co., Ltd. ...............       188,475
    10,800   Ryoyo Electro Corp. ............       150,942
    19,000   Sanshin Electronics Co.,
               Ltd. .........................       145,557
    13,000   Sekido Co., Ltd. ...............        26,866
     2,000   Shinden Co., Ltd. ..............         7,363
    16,000   Shinko Shoji Co., Ltd. .........       112,116
     6,000   Soda Nikka Co., Ltd. ...........        13,784
     4,000   Somar Corp. ....................         9,151
     5,300   Takachiho Koheki Co., Ltd. .....        63,171
    12,000   Takihyo Co., Ltd. ..............       110,732
     2,000   Tokiwa Yakuhin Co., Ltd. .......        14,130
     6,000   Totech Corp. ...................        23,646
     1,700   Tsuzuki Densan Co., Ltd. .......         8,170
     3,000   Yagi & Co., Ltd. ...............        22,492
     3,000   Yokohama Maruuo Co., Ltd. ......        17,302
     9,000   Yuasa Funashoku Co., Ltd. ......        21,887
                                               ------------
                                                  1,301,035
                                               ------------
                                                 24,615,815
                                               ------------
             MALAYSIA -- 0.0%
             Real Estate Development -- 0.0%
    24,000   Rekapacific Berhad* (a).........             0
                                               ------------
             NETHERLANDS -- 3.1%
             Instruments -- 0.2%
    17,096   Delft Instruments*..............       363,670
                                               ------------
             IT Hardware -- 0.0%
     1,144   BE Semiconductor Industries*....         8,421
                                               ------------
             Media -- 0.1%
     6,309   Roto Smeets de Boer.............       213,211
                                               ------------
             Office Machinery -- 0.7%
    61,416   Oce.............................     1,046,826
                                               ------------
             Services -- 0.7%
    22,464   Koninklijke BAM Groep*..........       728,799
    24,417   SNT Group*......................       381,077
                                               ------------
                                                  1,109,876
                                               ------------
             Travel & Entertainment -- 0.7%
    49,099   Athlon Holding*.................     1,037,809
                                               ------------
             Wholesale -- 0.7%
    52,618   Univar*.........................     1,034,596
                                               ------------
                                                  4,814,409
                                               ------------
             NEW ZEALAND -- 0.5%
             Airlines -- 0.1%
   555,265   Air New Zealand, Ltd.*..........       144,170
                                               ------------
             Durables -- 0.1%
    49,697   Fisher & Paykel Appliances
               Holdings, Ltd. ...............       143,261
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, NEW ZEALAND continued
             Electric Utilities -- 0.1%
    73,472   Powerco, Ltd.*..................  $     92,447
     5,000   TrustPower, Ltd. ...............        23,801
                                               ------------
                                                    116,248
                                               ------------
             Food -- 0.1%
    28,363   Sanford, Ltd. ..................        91,581
                                               ------------
             Miscellaneous Financial -- 0.1%
   109,471   Tower, Ltd.*....................       112,236
                                               ------------
             Other Utilities -- 0.0%
    44,310   NGC Holdings, Ltd. .............        69,619
                                               ------------
             Paper -- 0.0%
    36,628   Fletcher Challenge Forests,
               Ltd.*.........................        41,211
                                               ------------
                                                    718,326
                                               ------------
             PORTUGAL -- 0.4%
             Paper -- 0.4%
   446,874   Corticeira Amorim, S.G.P.S.*....       669,979
                                               ------------
             SINGAPORE -- 2.1%
             Banks -- 0.1%
    87,000   Hong Leong Finance, Ltd. .......       151,034
                                               ------------
             Financial Investments -- 0.1%
    74,000   Lum Chang Holdings, Ltd. .......        10,816
   109,000   Metro Holdings, Ltd. ...........        31,863
    29,000   Overseas Union Enterprise,
               Ltd. .........................       113,318
                                               ------------
                                                    155,997
                                               ------------
             Food -- 0.2%
   506,000   Golden Agri-Resources, Ltd.*....       108,671
   148,000   Want Want Holdings, Ltd. .......       187,960
                                               ------------
                                                    296,631
                                               ------------
             Instruments -- 0.0%
    51,000   Sunright, Ltd.*.................        14,604
                                               ------------
             IT Hardware -- 0.4%
   498,000   Chartered Semiconductor
               Manufacturing, Ltd.*..........       469,404
    32,000   Elec & Eltek International Co.,
               Ltd. .........................        98,560
                                               ------------
                                                    567,964
                                               ------------
             Machinery -- 0.0%
    27,000   GP Batteries International,
               Ltd. .........................        62,175
                                               ------------
             Oil Distribution -- 0.1%
   100,000   Singapore Petroleum Co.,
               Ltd. .........................       164,057
                                               ------------
             Real Estate Development -- 0.7%
    62,000   Jardine Cycle & Carriage,
               Ltd. .........................       238,567
   128,000   Keppel Land, Ltd. ..............       142,795
    72,000   Singapore Land, Ltd. ...........       169,235
    75,000   Straits Trading Co., Ltd. ......        80,537
   388,550   The Ascott Group, Ltd. .........        91,560
    20,000   United Engineers, Ltd. .........        20,999
   277,000   United Industrial Corp.,
               Ltd. .........................       131,374
   179,000   Wing Tai Holdings, Ltd. ........        98,777
                                               ------------
                                                    973,844
                                               ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

60  Laudus Funds Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, SINGAPORE continued
             Retail -- 0.0%
     5,000   Wearnes International, Ltd. ....  $      2,983
                                               ------------
             Telephone -- 0.1%
   601,000   Pacific Century Regional
               Developments, Ltd.*...........       103,976
                                               ------------
             Transporation -- 0.3%
   188,667   ComfortDelGro Corp., Ltd. ......       132,813
   273,000   Neptune Orient Lines, Ltd.*.....       356,671
                                               ------------
                                                    489,484
                                               ------------
             Travel & Entertainment -- 0.1%
   134,000   Hotel Properties, Ltd. .........        80,740
   383,600   Raffles Holdings, Ltd.*.........       146,460
                                               ------------
                                                    227,200
                                               ------------
                                                  3,209,949
                                               ------------
             SPAIN -- 7.2%
             Airlines -- 0.5%
   242,047   Iberia Lineas Aereas de Espana..       788,247
                                               ------------
             Building -- 0.5%
    91,010   Obrascon Huarte Lain............       707,961
                                               ------------
             Construction Materials -- 0.8%
    19,265   Cementos Portland Valderrivas...     1,179,003
                                               ------------
             Financial Investments -- 0.2%
    20,924   Dinamia Capital Privado.........       352,275
                                               ------------
             Food -- 0.6%
    44,706   Pescanova.......................       849,909
                                               ------------
             Machinery -- 0.2%
     3,850   Construcciones y Auxiliar de
               Ferrocarriles SA..............       294,048
       538   Sociedad Espanola del Acumulador
               Tudor*........................         4,549
                                               ------------
                                                    298,597
                                               ------------
             Metals -- 0.4%
    12,795   Cie Automotive*.................       176,735
    54,787   Duro Felguera...................       405,313
                                               ------------
                                                    582,048
                                               ------------
             Paper -- 0.3%
    89,366   Papeles Y Cartones de Europa....       394,260
                                               ------------
             Real Estate Development -- 1.6%
    42,189   Inmobiliaria Colonial...........     1,160,833
    92,102   Inmobiliaria Urbis..............     1,069,590
    21,629   Testa, Inmuebles en Renta*......       419,962
                                               ------------
                                                  2,650,385
                                               ------------
             Retail -- 0.1%
     4,133   Adolfo Dominguez................        89,645
                                               ------------
             Telephone -- 0.5%
    11,559   ACS, Actividades de Construccion
               y Servicios...................       565,353
    42,400   Terra Networks*.................       263,132
                                               ------------
                                                    828,485
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, SPAIN continued
             Textiles -- 0.1%
    52,133   Tavex Algodonera................  $    212,700
                                               ------------
             Travel & Entertainment -- 0.7%
    44,989   Sol Melia.......................       396,960
   369,374   TelePizza*......................       703,582
                                               ------------
                                                  1,100,542
                                               ------------
             Wholesale -- 0.7%
    31,434   Compania de Distribucion
               Integral Logista..............     1,043,376
                                               ------------
                                                 11,077,433
                                               ------------
             SWEDEN -- 1.2%
             Building -- 0.0%
     1,390   NCC, Class B....................        10,414
                                               ------------
             Defense -- 0.2%
    21,210   Saab............................       278,439
                                               ------------
             Financial Investments -- 0.3%
    21,316   Custos..........................       401,373
                                               ------------
             Instruments -- 0.7%
   146,978   Gambro, Class A.................     1,110,915
                                               ------------
                                                  1,801,141
                                               ------------
             SWITZERLAND -- 4.7%
             Banks -- 0.2%
       675   Graubuendner Kantonalbank.......       320,223
                                               ------------
             Construction Materials -- 0.1%
       433   Vetropack Holding...............       205,076
                                               ------------
             Household -- 0.2%
     5,784   Quadrant*.......................       255,677
                                               ------------
             Instruments -- 0.4%
     4,596   Leica Geosystems*...............       684,765
                                               ------------
             Insurance -- 0.1%
       743   Swiss Life Holdings*............       114,660
                                               ------------
             IT Hardware -- 0.7%
     7,540   Unaxis Holding..................     1,010,313
                                               ------------
             Machinery -- 1.2%
       304   AFG Arbonia-Forster Holding*....        40,734
       880   Bucher Industries...............       151,431
       134   Conzzeta Holding................       119,419
     2,117   Industrieholding Cham*..........       386,018
    26,543   Saurer*.........................     1,169,119
                                               ------------
                                                  1,866,721
                                               ------------
             Real Estate Development -- 1.1%
       135   Maag Holding*...................        18,995
    14,821   Unique Zurich Airport*..........     1,190,383
    58,543   Zueblin Immobilien Holding*.....       440,857
                                               ------------
                                                  1,650,235
                                               ------------
             Retail -- 0.7%
    16,333   Charles Voegele Holding*........     1,095,872
                                               ------------
                                                  7,203,542
                                               ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

                                                  Laudus Funds Annual Report  61

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, SWITZERLAND continued
             UNITED KINGDOM -- 13.5%
             Autos -- 0.1%
    50,000   Avon Rubber.....................  $    203,083
     1,159   GKN.............................         5,128
                                               ------------
                                                    208,211
                                               ------------
             Building -- 2.2%
    16,775   Berkeley Group..................       324,331
   104,598   George Wimpey...................       841,029
     6,833   Kier Group......................        86,914
    26,537   M.J. Gleeson Group..............       573,060
   167,000   Mowlem..........................       605,402
   131,819   Taylor Woodrow..................       718,310
    12,432   Wilson Bowden...................       265,039
                                               ------------
                                                  3,414,085
                                               ------------
             Construction Materials -- 0.7%
   734,794   Aggregate Industries............     1,147,875
                                               ------------
             Financial Investments -- 0.3%
    78,352   Hitachi Capital UK..............       300,468
    65,215   Vp..............................       155,369
                                               ------------
                                                    455,837
                                               ------------
             Instruments -- 0.3%
    72,000   Oxford Instruments..............       316,919
   321,000   Senior..........................       215,332
                                               ------------
                                                    532,251
                                               ------------
             Insurance -- 0.1%
   108,113   SVB Holdings....................       101,335
                                               ------------
             IT Hardware -- 0.6%
     9,000   Filtronic.......................        69,636
   304,536   Telemetrix......................       822,747
                                               ------------
                                                    892,383
                                               ------------
             Machinery -- 0.3%
   171,101   Delta...........................       272,006
   105,421   Fenner..........................       198,592
                                               ------------
                                                    470,598
                                               ------------
             Media -- 0.1%
   425,322   Highbury House Communications...       189,088
                                               ------------
             Metals -- 0.7%
    45,289   Antofagasta.....................       861,476
   198,273   Corus Group*....................       150,313
                                               ------------
                                                  1,011,789
                                               ------------
             Miscellaneous Financial -- 1.0%
   190,000   Aberdeen Asset Management.......       333,653
   338,611   Countrywide Assured Group*......     1,157,508
                                               ------------
                                                  1,491,161
                                               ------------
             Office Machinery -- 0.3%
   187,514   Photo-Me International*.........       448,009
                                               ------------
             Oil -- 0.2%
    21,864   Xstrata.........................       291,325
                                               ------------
             Oil Services -- 0.2%
   120,169   Hunting.........................       279,379
                                               ------------











  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Real Estate Development -- 0.9%
    48,266   Countryside Properties..........  $    243,941
    90,943   Hammerson.......................     1,136,549
                                               ------------
                                                  1,380,490
                                               ------------
             Retail -- 2.2%
   462,686   Big Food Group..................     1,181,984
    17,414   Blacks Leisure Group............       126,097
   114,415   lastminute.com*.................       414,247
   376,104   Somerfield......................     1,043,746
   843,449   Woolworths Group................       635,554
                                               ------------
                                                  3,401,628
                                               ------------
             Services -- 1.3%
    74,196   Incepta Group*..................       151,361
    82,678   RAC.............................     1,062,888
   106,000   Savills.........................       849,381
                                               ------------
                                                  2,063,630
                                               ------------
             Software -- 0.3%
   204,000   Alphameric......................       299,187
    16,239   Fibernet Group*.................        42,607
    33,544   Systems Union Group*............        71,790
                                               ------------
                                                    413,584
                                               ------------
             Transporation -- 0.4%
   138,450   Peninsular & Oriental Steam
               Navigation Co. ...............       569,969
                                               ------------
             Travel & Entertainment -- 1.3%
    31,619   Urbium..........................       331,233
    73,309   Whitbread.......................       978,147
    31,663   Wolverhampton & Dudley
               Breweries.....................       490,266
    68,240   Yates Group.....................       119,144
                                               ------------
                                                  1,918,790
                                               ------------
                                                 20,681,417
                                               ------------
             TOTAL COMMON STOCK..............   146,000,088
                                               ------------
             PREFERRED STOCK -- 0.4%
             GERMANY -- 0.4%
             Wholesale -- 0.4%
    30,556   Jungheinrich....................       668,395
                                               ------------
             TOTAL PREFERRED STOCK...........       668,395
                                               ------------
             RIGHTS -- 0.0%
             DENMARK -- 0.0%
             Liquor & Tobbacco -- 0.0%
    23,523   Carlsberg.......................        45,623
                                               ------------
             HONG KONG -- 0.0%
             Real Estate Development -- 0.0%
    48,000   New World Development Co.,
               Ltd. .........................        10,782
                                               ------------
             SPAIN -- 0.0%
             Travel & Entertainment -- 0.0%
   369,374   TelePizza.......................         9,078
                                               ------------
             TOTAL RIGHTS....................        65,483
                                               ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund

62  Laudus Funds Annual Report

PRINCIPAL                                         VALUE
-----------------------------------------------------------
             REPURCHASE AGREEMENTS -- 4.0%
             UNITED STATES -- 4.0%
$6,097,000   State Street Bank dated 3/31/04,
               due 4/1/04 at 0.15% with a
               maturity value of $6,097,025
               (Fully collateralized by
               Federal National Mortgage
               securities)...................  $  6,097,000
                                               ------------
             TOTAL REPURCHASE AGREEMENTS.....     6,097,000
                                               ------------
             TOTAL INVESTMENTS (COST
               $127,530,540) (b) -- 99.8%....   152,830,966
             OTHER ASSETS IN EXCESS OF
               LIABILITIES -- 0.2%...........       330,393
                                               ------------
             NET ASSETS -- 100.0%............  $153,161,359
                                               ============

---------------

*  Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by management.

(b) The aggregate cost for federal income tax purposes is $127,909,468 and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation...................  $27,572,241
    Unrealized depreciation...................   (2,650,743)
                                                -----------
    Net unrealized appreciation...............  $24,921,498
                                                ===========

FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                             CONTRACT
                                              AMOUNT       UNREALIZED
                                  DELIVERY    (LOCAL     APPRECIATION/
                                    DATE     CURRENCY)   (DEPRECIATION)
                                  --------   ---------   --------------
Receive Canadian Dollars in
Exchange for 166,781 U.S.
 Dollars                           4/2/04     218,000        $ (907)
Receive Australian Dollars in
Exchange for 100,000 U.S.
 Dollars                           4/1/04     132,979         1,523
Receive British Pounds in
Exchange for 38,893 Euros          4/1/04      26,000           (12)
Receive Danish Krones in
Exchange for 49,441 Euros          4/1/04     368,000           (15)
                                                             ------
                                                             $  589
                                                             ======

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  63

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG EUROPEAN FUND as of 3/31/04

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK -- 98.8%
         AUSTRIA -- 0.7%
         Metals -- 0.2%
  455    voestalpine..........................  $   20,689
                                                ----------
         Oil Distribution -- 0.5%
  217    OMV..................................      41,067
                                                ----------
                                                    61,756
                                                ----------
         BELGIUM -- 1.2%
         Banks -- 0.8%
1,180    Algemene Maatschappij voor
           Nijverheidskredit..................      71,563
                                                ----------
         Retail -- 0.4%
  778    Delhaize Group.......................      36,044
                                                ----------
                                                   107,607
                                                ----------
         DENMARK -- 2.4%
         Banks -- 0.7%
2,705    Danske Bank..........................      61,170
                                                ----------
         Biotechnology -- 0.4%
  872    Novozymes, B Shares..................      35,336
                                                ----------
         Cellular -- 0.7%
1,656    TDC..................................      60,410
                                                ----------
         Food -- 0.3%
  600    Danisco..............................      28,870
                                                ----------
         Liquor & Tobacco -- 0.2%
  456    Carlsberg, Class B...................      20,473
                                                ----------
         Services -- 0.1%
  131    ISS..................................       6,714
                                                ----------
                                                   212,973
                                                ----------
         FINLAND -- 1.5%
         Airlines -- 0.1%
1,330    Finnair..............................       9,398
                                                ----------
         Chemicals -- 0.2%
1,600    Kemira...............................      21,353
                                                ----------
         Electric Utilities -- 0.8%
6,200    Fortum...............................      63,391
                                                ----------
         IT Hardware -- 0.1%
  230    Nokia................................       4,715
                                                ----------
         Metals -- 0.1%
  287    Outokumpu............................       4,003
  800    Rautaruukki..........................       6,430
                                                ----------
                                                    10,433
                                                ----------
         Paper -- 0.2%
2,200    M-real, Class B......................      20,412
                                                ----------
                                                   129,702
                                                ----------
         FRANCE -- 12.0%
         Airlines -- 0.4%
1,840    Air France...........................      33,036
                                                ----------

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK, FRANCE continued
         Autos -- 2.4%
1,850    PSA Peugeot Citroen..................  $   94,258
1,881    Renault..............................     130,257
                                                ----------
                                                   224,515
                                                ----------
         Banks -- 2.4%
  670    BNP Paribas..........................      40,946
  577    Credit Agricole......................      15,068
1,950    Societe Generale, Class A............     166,546
                                                ----------
                                                   222,560
                                                ----------
         Building -- 0.3%
  186    Eiffage..............................      28,640
                                                ----------
         Household -- 0.1%
  111    Plastic Omnium*......................       5,122
                                                ----------
         IT Hardware -- 1.5%
5,280    Alcatel*.............................      83,313
  856    Oberthur Card Systems*...............       7,206
2,191    Thomson..............................      40,415
                                                ----------
                                                   130,934
                                                ----------
         Machinery -- 0.4%
  850    Valeo................................      35,265
                                                ----------
         Metals -- 0.1%
  268    Nexans...............................       9,814
                                                ----------
         Oil -- International -- 0.3%
  150    Total Fina Elf.......................      27,540
                                                ----------
         Other Utilities -- 1.0%
4,320    Suez.................................      88,233
                                                ----------
         Retail -- 0.1%
   95    Rallye...............................       5,540
                                                ----------
         Services -- 0.1%
  100    Compagnie Generale de Geophysique*...       4,504
                                                ----------
         Soap & Cosmetics -- 0.9%
1,153    Christian Dior.......................      76,230
                                                ----------
         Software -- 0.5%
1,100    Cap Gemini*..........................      41,946
                                                ----------
         Travel & Entertainment -- 0.1%
  150    Sodexho Alliance.....................       4,566
                                                ----------
         Wholesale -- 1.4%
2,360    Compagnie de Saint-Gobain............     119,227
                                                ----------
                                                 1,057,672
                                                ----------
         GERMANY -- 10.5%
         Autos -- 0.0%
   24    Volkswagen...........................       1,050
                                                ----------
         Banks -- 1.5%
1,850    Siemens..............................     136,635
                                                ----------
         Building -- 0.2%
  427    Bilfinger Berger.....................      15,008
                                                ----------
         Chemicals -- 1.8%
5,230    Bayer................................     128,221
2,310    MG Technolgies.......................      32,362
                                                ----------
                                                   160,583
                                                ----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg European Fund

64  Laudus Funds Annual Report

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK, GERMANY continued
         Drugs -- 0.5%
1,300    Degussa..............................  $   46,010
                                                ----------
         Electric Utilities -- 1.5%
2,930    RWE..................................     131,425
                                                ----------
         Instruments -- 0.0%
   27    Fresenius............................       2,206
                                                ----------
         IT Hardware -- 1.0%
5,975    Infineon Technologies*...............      87,525
                                                ----------
         Metals -- 0.8%
3,776    ThyssenKrupp.........................      70,115
                                                ----------
         Miscellaneous Financial -- 3.2%
3,270    Deutsche Bank........................     271,450
                                                ----------
                                                   922,007
                                                ----------
         GREECE -- 0.2%
         Banks -- 0.2%
  150    Bank of Greece.......................      16,867
                                                ----------
         ITALY -- 4.3%
         Banks -- 0.1%
3,000    Banc Monte dei Paschi di Siena.......       8,756
                                                ----------
         Building -- 0.1%
9,121    Impregilo............................       5,515
                                                ----------
         Construction Materials -- 0.3%
1,614    Buzzi Unicem.........................      18,843
1,850    Cementir.............................       5,615
                                                ----------
                                                    24,458
                                                ----------
         Electric Utilities -- 0.3%
9,497    C.I.R................................      18,381
8,803    Cofide...............................       6,264
                                                ----------
                                                    24,645
                                                ----------
         Household -- 0.0%
  605    De'Longhi............................       2,022
                                                ----------
         Oil -- International -- 3.3%
15,000   Eni..................................     301,572
                                                ----------
         Retail -- 0.2%
4,229    Ifil*................................      14,630
                                                ----------
                                                   381,598
                                                ----------
         LUXEMBOURG -- 0.1%
         Metals -- 0.1%
  339    Arcelor..............................       6,149
                                                ----------
         NETHERLANDS -- 6.1%
         Building -- 0.1%
  290    Heijmans.............................       6,953
                                                ----------
         Food -- 2.8%
  275    Royal Numico*........................       8,111
3,414    Unilever.............................     235,576
                                                ----------
                                                   243,687
                                                ----------
         IT Hardware -- 2.5%
7,770    Koninklijke (Royal) Philips
           Electronics........................     224,677
                                                ----------

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK, NETHERLANDS continued
         Media -- 0.5%
1,573    VNU..................................  $   45,040
                                                ----------
         Office Machinery -- 0.2%
1,050    Oce..................................      17,897
                                                ----------
         Wholesale -- 0.0%
  136    Univar*..............................       2,674
                                                ----------
                                                   540,928
                                                ----------
         PORTUGAL -- 0.7%
         Electric Utilities -- 0.7%
23,000   Electricidade de Portugal............      65,009
                                                ----------
         SPAIN -- 7.8%
         Airlines -- 0.4%
10,680   Iberia Lineas Aereas de Espana.......      34,780
                                                ----------
         Banks -- 2.3%
18,490   Banco Santander Central Hispano......     201,093
                                                ----------
         Building -- 0.5%
1,014    Fomento de Construcciones y
           Contratas..........................      36,847
1,420    Obrascon Huarte Lain.................      11,046
                                                ----------
                                                    47,893
                                                ----------
         Construction Materials -- 0.0%
   45    Cementos Portland Valderrivas........       2,754
                                                ----------
         Electric Utilities -- 2.9%
6,775    Endesa...............................     123,222
6,620    Iberdrola............................     136,674
                                                ----------
                                                   259,896
                                                ----------
         Oil -- International -- 1.3%
5,459    Repsol YPF...........................     113,106
                                                ----------
         Telephone -- 0.4%
  657    ACS, Actividades de Construccion y
           Servicios..........................      32,134
                                                ----------
                                                   691,656
                                                ----------
         SWEDEN -- 1.6%
         Banks -- 1.5%
20,053   Nordea...............................     136,944
                                                ----------
         Building -- 0.1%
  700    NCC, Class B.........................       5,244
                                                ----------
                                                   142,188
                                                ----------
         SWITZERLAND -- 12.0%
         Building -- 0.1%
   28    Sulzer...............................       6,962
                                                ----------
         Chemicals -- 1.1%
  620    Ciba Specialty Chemicals*............      42,309
  718    Syngenta.............................      52,369
                                                ----------
                                                    94,678
                                                ----------
         Drugs -- 4.0%
3,700    Roche Holding........................     361,428
                                                ----------
         Food -- 0.1%
   44    Nestle...............................      11,218
                                                ----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg European Fund

                                                  Laudus Funds Annual Report  65

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK, SWITZERLAND continued
         Insurance -- 0.3%
  164    Swiss Life Holdings*.................  $   25,308
                                                ----------
         IT Hardware -- 0.3%
  172    Unaxis Holding.......................      23,047
                                                ----------
         Machinery -- 1.0%
12,892   ABB, Ltd*............................      76,018
  190    Saurer*..............................       8,369
                                                ----------
                                                    84,387
                                                ----------
         Miscellaneous Financial -- 5.0%
2,193    Credit Suisse Group..................      75,994
5,000    UBS..................................     371,393
                                                ----------
                                                   447,387
                                                ----------
         Retail -- 0.1%
  112    Charles Voegele Holding*.............       7,515
                                                ----------
                                                 1,061,930
                                                ----------
         UNITED KINGDOM -- 37.7%
         Aircraft -- 0.4%
8,780    Rolls-Royce Group....................      36,307
                                                ----------
         Airlines -- 0.3%
5,520    BBA Group............................      25,844
                                                ----------
         Banks -- 9.4%
25,715   Barclays.............................     226,495
18,000   HBOS.................................     244,141
8,095    HSBC Holdings........................     120,358
8,193    Royal Bank of Scotland Group.........     249,654
                                                ----------
                                                   840,648
                                                ----------
         Building -- 3.3%
1,229    Alfred McAlpine Group................       6,652
3,312    Barratt Developments.................      37,861
1,375    Bellway..............................      20,216
1,865    Berkeley Group.......................      36,058
1,500    Bovis Homes Group....................      16,306
4,402    George Wimpey........................      35,395
1,279    McCarthy & Stone.....................      14,092
1,798    Mowlem...............................       6,518
3,457    Persimmon............................      43,903
  137    Redrow...............................         982
7,000    Taylor Woodrow.......................      38,145
1,365    Westbury.............................      12,292
1,085    Wilson Bowden........................      23,131
                                                ----------
                                                   291,551
                                                ----------
         Cellular -- 3.8%
10,829   mm02*................................      20,002
132,000  Vodafone Group.......................     312,342
                                                ----------
                                                   332,344
                                                ----------
         Chemicals -- 0.5%
10,239   Imperial Chemical Industries.........      42,481
                                                ----------
         Construction Materials -- 1.2%
13,746   Aggregate Industries.................      21,474
6,481    Hanson...............................      49,788

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK, UNITED KINGDOM continued
         Construction Materials continued
2,834    RMC Group............................  $   32,787
                                                ----------
                                                   104,049
                                                ----------
         Defense -- 0.2%
4,000    BAE SYSTEMS..........................      14,776
                                                ----------
         Drugs -- 2.5%
1,149    AstraZeneca..........................      53,278
6,720    GlaxoSmithKline......................     131,902
3,526    Shire Pharmaceuticals Group*.........      34,410
                                                ----------
                                                   219,590
                                                ----------
         Food -- 2.0%
17,904   Unilever.............................     177,193
                                                ----------
         Insurance -- 2.5%
17,000   Aviva................................     164,965
28,025   Old Mutual...........................      52,021
                                                ----------
                                                   216,986
                                                ----------
         IT Hardware -- 0.1%
2,108    TT Electronics.......................       6,237
                                                ----------
         Liquor & Tobacco -- 0.1%
  879    Scottish & Newcastle.................       6,712
                                                ----------
         Machinery -- 0.2%
6,589    Novar................................      16,106
                                                ----------
         Metals -- 0.1%
3,253    Bodycote International...............       8,086
                                                ----------
         Miscellaneous Financial -- 0.2%
4,216    Countrywide Assured Group*...........      14,412
                                                ----------
         Oil -- 0.1%
3,242    Paladin Resources....................       6,256
                                                ----------
         Oil-International -- 4.5%
16,000   BP...................................     134,090
41,000   Shell Transport & Trading Co. .......     267,876
                                                ----------
                                                   401,966
                                                ----------
         Other Utilities -- 1.2%
1,395    Pennon Group.........................      17,703
3,200    Severn Trent.........................      44,755
4,864    United Utilities.....................      46,395
                                                ----------
                                                   108,853
                                                ----------
         Paper -- 1.9%
7,000    Anglo American.......................     166,858
                                                ----------
         Real Estate Development -- 0.8%
13,412   Kingfisher...........................      71,113
                                                ----------
         Retail -- 1.4%
17,000   J Sainsbury..........................      81,467
2,232    N Brown Group........................       5,066
6,824    Somerfield...........................      18,938
19,003   Woolworths Group.....................      14,319
                                                ----------
                                                   119,790
                                                ----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg European Fund

66  Laudus Funds Annual Report

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK, UNITED KINGDOM continued
         Services -- 0.2%
  117    Davis Service Group..................  $      798
1,414    RAC..................................      18,178
                                                ----------
                                                    18,976
                                                ----------
         Soap & Cosmetics -- 0.1%
2,180    Body Shop International..............       5,422
                                                ----------
         Travel & Entertainment -- 0.7%
2,064    InterContinental Hotels Group........      18,853
  938    Luminar..............................       7,861
2,840    Whitbread............................      37,893
                                                ----------
                                                    64,607
                                                ----------
                                                 3,317,163
                                                ----------
         TOTAL COMMON STOCK...................   8,715,205
                                                ----------
         RIGHTS -- 0.0%
         DENMARK -- 0.0%
         Liquor & Tobacco -- 0.0%
  456    Carlsberg............................         884
                                                ----------
         TOTAL RIGHTS.........................         884
                                                ----------
         TOTAL INVESTMENTS (COST $6,898,034)
           (a) -- 98.8%.......................   8,716,089
         OTHER ASSETS IN EXCESS OF
           LIABILITIES -- 1.2%................     106,452
                                                ----------
         NET ASSETS -- 100.0%.................  $8,822,541
                                                ==========

---------------

*  Non-income producing security

(a) The aggregate cost for federal income tax purposes is $6,984,219 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation....................  $1,823,858
    Unrealized depreciation....................     (91,988)
                                                 ----------
    Net unrealized appreciation................  $1,731,870
                                                 ==========

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  67

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (a) as of 3/31/04

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK -- 89.8%
             BANKS -- 8.5%
    10,200   Bank of America Corp. ...........  $   825,996
     7,400   Fannie Mae.......................      550,190
     4,500   First Tennessee National
               Corp. .........................      214,650
     7,700   Hibernia Corp., Class A..........      180,873
    15,200   National City Corp. .............      540,816
     3,300   Zions Bancorp....................      188,760
                                                -----------
                                                  2,501,285
                                                -----------
             BIOTECHNOLOGY -- 1.7%
     4,700   Genentech, Inc.*.................      497,354
                                                -----------
             BUILDING -- 4.2%
     5,000   Centex Corp. ....................      270,300
     9,750   D.R. Horton, Inc. ...............      345,443
     5,400   Lennar Corp., Class A............      291,762
       700   Lennar Corp., Class B............       35,637
     4,800   Pulte Homes, Inc. ...............      266,880
                                                -----------
                                                  1,210,022
                                                -----------
             CELLULAR -- 1.1%
    13,500   Nextel Communications, Inc.,
               Class A*.......................      333,855
                                                -----------
             CHEMICALS -- 0.9%
       400   Rohm & Haas Co. .................       15,936
     6,700   Sherwin-Williams Co. ............      257,481
                                                -----------
                                                    273,417
                                                -----------
             COMPUTERS -- 0.1%
     1,000   Hewlett-Packard Co. .............       22,840
                                                -----------
             CONSTRUCTION MATERIALS -- 0.7%
       110   Eagle Materials, Inc. ...........        6,474
       372   Eagle Materials, Inc., Class B...       21,725
     3,600   Vulcan Materials Co. ............      170,783
                                                -----------
                                                    198,982
                                                -----------
             DEFENSE -- 1.0%
     5,500   Textron, Inc. ...................      292,325
                                                -----------
             DRUGS -- 0.8%
     5,700   Watson Pharmaceuticals, Inc.*....      243,903
                                                -----------
             DURABLES -- 0.1%
       200   Harman International Industries,
               Inc. ..........................       15,920
                                                -----------
             ELECTRIC UTILITIES -- 4.4%
     8,400   Constellation Energy Group,
               Inc. ..........................      335,580
    10,600   Edison International.............      257,474
     7,300   Entergy Corp. ...................      434,350
     1,000   FPL Group, Inc. .................       66,850
     1,200   SCANA Corp. .....................       42,420
     8,000   Xcel Energy, Inc. ...............      142,480
                                                -----------
                                                  1,279,154
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             FOOD -- 3.5%
     8,200   Campbell Soup Co. ...............  $   223,614
     1,000   Pepsi Bottling Group, Inc. ......       29,750
    14,100   PepsiCo, Inc. ...................      759,285
                                                -----------
                                                  1,012,649
                                                -----------
             HEALTH -- 4.4%
     5,200   Aetna, Inc. .....................      466,544
     3,200   Oxford Health Plans, Inc. .......      156,320
    10,100   UnitedHealth Group, Inc. ........      650,844
                                                -----------
                                                  1,273,708
                                                -----------
             HOUSEHOLD -- 1.6%
       800   Fortune Brands, Inc. ............       61,304
     8,900   International Game Technology....      400,144
                                                -----------
                                                    461,448
                                                -----------
             INSTRUMENTS -- 5.0%
     8,300   Becton, Dickinson & Co. .........      402,384
    12,100   Boston Scientific Corp.*.........      512,798
     3,200   Johnson Controls, Inc. ..........      189,280
     8,600   Thermo Electron Corp.*...........      243,208
     1,300   Zimmer Holdings, Inc.*...........       95,914
                                                -----------
                                                  1,443,584
                                                -----------
             INSURANCE -- 4.8%
     5,100   ACE, Ltd. .......................      217,566
    12,400   Aon Corp. .......................      346,084
     2,500   Everest Re Group, Ltd. ..........      213,600
     9,700   Marsh & McLennan Cos., Inc. .....      449,110
     6,900   Old Republic International
               Corp. .........................      169,464
                                                -----------
                                                  1,395,824
                                                -----------
             IT HARDWARE -- 3.9%
    47,800   Cisco Systems, Inc.*.............    1,124,256
                                                -----------
             LIQUOR & TOBACCO -- 1.6%
     8,700   Altria Group, Inc. ..............      473,715
                                                -----------
             MACHINERY -- 0.4%
     2,000   Black & Decker Corp. ............      113,880
                                                -----------
             MEDIA -- 1.3%
     9,600   Viacom, Inc., Class A............      379,584
                                                -----------
             MISCELLANEOUS FINANCIAL -- 6.2%
     2,900   Ambac Financial Group, Inc. .....      213,962
     5,400   Cincinnati Financial Corp. ......      234,630
       300   Citigroup, Inc. .................       15,510
    22,400   J.P. Morgan Chase & Co. .........      939,680
    11,600   Principal Financial Group,
               Inc. ..........................      413,308
                                                -----------
                                                  1,817,090
                                                -----------
             OIL -- 1.0%
     3,500   Kerr-McGee Corp. ................      180,250
     4,125   XTO Energy, Inc. ................      104,115
                                                -----------
                                                    284,365
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (a)

68  Laudus Funds Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             OIL -- INTERNATIONAL -- 2.7%
       100   ChevronTexaco Corp. .............  $     8,778
     4,000   Marathon Oil Corp. ..............      134,680
    13,800   Occidental Petroleum Corp. ......      635,490
                                                -----------
                                                    778,948
                                                -----------
             OIL DISTRIBUTION -- 0.5%
     2,500   Valero Energy Corp. .............      149,900
                                                -----------
             OIL SERVICES -- 0.2%
     2,200   Transocean, Inc.*................       61,358
                                                -----------
             OTHER UTILITIES -- 0.8%
    11,300   NiSource, Inc. ..................      240,125
                                                -----------
             REAL ESTATE INVESTMENT TRUSTS -- 0.8%
     5,200   iStar Financial, Inc. ...........      219,960
                                                -----------
             RETAIL -- 8.2%
    11,900   CVS Corp. .......................      420,070
     8,300   Federated Department Stores,
               Inc. ..........................      448,615
    15,100   Home Depot, Inc. ................      564,136
    13,800   Office Depot, Inc.*..............      259,716
     5,500   Sears, Roebuck & Co. ............      236,280
    19,000   TJX Cos., Inc. ..................      466,640
                                                -----------
                                                  2,395,457
                                                -----------
             SERVICES -- 3.0%
    19,300   Prudential Financial, Inc. ......      864,254
                                                -----------
             SOAPS & COSMETICS -- 0.7%
     2,800   Avon Products, Inc. .............      212,436
                                                -----------
             SOFTWARE -- 4.0%
     7,200   Computer Sciences Corp.*.........      290,376
     7,800   Electronic Arts, Inc.*...........      420,888
       200   International Business Machines
               Corp. .........................       18,368
     9,400   Symantec Corp.*..................      435,220
                                                -----------
                                                  1,164,852
                                                -----------
             TELEPHONE -- 4.1%
    10,000   AT&T Corp. ......................      195,700
     9,200   Comcast Corp., Class A*..........      264,408
     9,700   Sprint Corp. ....................      178,771
    33,500   Time Warner, Inc.*...............      564,810
                                                -----------
                                                  1,203,689
                                                -----------
             TEXTILES -- 0.8%
     3,500   Coach, Inc.*.....................      143,465
     2,300   Liz Claiborne, Inc. .............       84,387
                                                -----------
                                                    227,852
                                                -----------

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             TRANSPORTATION -- 3.3%
    15,600   Burlington Northern Santa Fe
               Corp. .........................  $   491,400
     7,900   Union Pacific Corp. .............      472,578
                                                -----------
                                                    963,978
                                                -----------
             TRAVEL & ENTERTAINMENT -- 0.8%
     1,300   McDonald's Corp. ................       37,141
     5,100   YUM! Brands, Inc.*...............      193,749
                                                -----------
                                                    230,890
                                                -----------
             WHOLESALE -- 2.6%
     2,000   McKesson Corp. ..................       60,180
     3,200   Omnicare, Inc. ..................      141,856
    14,400   Sysco Corp. .....................      562,320
                                                -----------
                                                    764,356
                                                -----------
             TOTAL COMMON STOCK...............   26,127,215
                                                -----------
             REPURCHASE AGREEMENTS -- 11.2%
$3,245,915   Bear Stearns dated 3/31/04, due
               4/1/04 at 1.02% with a maturity
               value of $3,246,007 (Fully
               collateralized by U.S. Treasury
               Bonds).........................    3,245,915
                                                -----------
             TOTAL REPURCHASE AGREEMENTS......    3,245,915
                                                -----------
             TOTAL INVESTMENTS (COST
               $25,472,565) (b) -- 100.9%.....  $29,373,130
             LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (0.9)%...............     (276,265)
                                                -----------
             NET ASSETS -- 100.0%.............  $29,096,865
                                                ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) The aggregate cost for federal income tax purposes is $25,621,332 and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation................  $3,924,684
Unrealized depreciation................    (172,886)
                                         ----------
Net unrealized appreciation............  $3,751,798
                                         ==========

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  69

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND as of 3/31/04

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK -- 89.4%
         BANKS -- 7.1%
15,000   Fifth Third Bancorp.................  $   830,550
11,300   General Electric Co. ...............      344,876
2,700    North Fork Bancorporation, Inc. ....      114,264
10,200   Synovus Financial Corp. ............      249,390
12,000   Washington Mutual, Inc. ............      512,520
                                               -----------
                                                 2,051,600
                                               -----------
         BIOTECHNOLOGY -- 0.8%
13,500   Millennium Pharmaceuticals, Inc.*...      228,150
                                               -----------
         DEFENSE -- 0.4%
  900    Garmin, Ltd. .......................       38,439
1,400    Lockheed Martin Corp. ..............       63,896
                                               -----------
                                                   102,335
                                               -----------
         DRUGS -- 7.3%
  100    Abbott Laboratories.................        4,110
4,500    Allergan, Inc. .....................      378,720
8,600    Eli Lilly & Co. ....................      575,340
17,200   Merck & Co., Inc. ..................      760,068
11,300   Wyeth...............................      424,315
                                               -----------
                                                 2,142,553
                                               -----------
         ELECTRIC UTILITIES -- 4.1%
18,400   AES Corp.*..........................      156,952
12,200   American Electric Power Co.,
           Inc. .............................      401,624
8,300    DTE Energy Co. .....................      341,545
  200    PPL, Inc. ..........................        9,120
5,900    Public Service Enterprise Group,
           Inc. .............................      277,182
                                               -----------
                                                 1,186,423
                                               -----------
         FOOD -- 5.3%
8,100    Coca-Cola Enterprises, Inc. ........      195,777
16,400   ConAgra Foods, Inc. ................      441,816
13,500   Kraft Foods, Inc., Class A..........      432,135
12,300   Starbucks Corp.*....................      464,325
                                               -----------
                                                 1,534,053
                                               -----------
         HEALTH -- 3.1%
15,800   HCA, Inc. ..........................      641,796
1,300    Laboratory Corp. of America
           Holdings*.........................       51,025
17,700   Tenet Healthcare Corp.*.............      197,532
                                               -----------
                                                   890,353
                                               -----------
         HOUSEHOLD -- 1.9%
5,900    Gillette Co. .......................      230,690
13,400   Newell Rubbermaid, Inc. ............      310,880
                                               -----------
                                                   541,570
                                               -----------
         INSTRUMENTS -- 7.0%
16,200   Agilent Technologies, Inc.*.........      512,406
9,900    Applera Corp. ......................      195,822
16,200   Johnson & Johnson...................      821,664
10,700   Medtronic, Inc. ....................      510,925
                                               -----------
                                                 2,040,817
                                               -----------

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK continued
         INSURANCE -- 2.4%
11,000   UnumProvident Corp. ................  $   160,930
5,300    Willis Group Holdings, Ltd. ........      197,160
4,600    XL Capital, Ltd., Class A...........      349,784
                                               -----------
                                                   707,874
                                               -----------
         IT HARDWARE -- 7.0%
12,500   Advanced Micro Devices, Inc.*.......      202,875
9,900    Linear Technology Co. ..............      366,498
10,600   Maxim Integrated Products, Inc. ....      499,154
7,077    Microchip Technology, Inc. .........      187,965
22,000   Micron Technology, Inc.*............      367,620
3,300    Novellus Systems, Inc.*.............      104,907
26,000   Solectron Corp.*....................      143,780
7,200    Teradyne, Inc.*.....................      171,576
                                               -----------
                                                 2,044,375
                                               -----------
         LIQUOR & TOBACCO -- 0.7%
6,000    UST, Inc. ..........................      216,600
                                               -----------
         MACHINERY -- 0.2%
1,200    Parker Hannifin Corp. ..............       67,800
                                               -----------
         MEDIA -- 3.6%
8,300    Gannett Co., Inc. ..................      731,562
4,200    Knight-Ridder, Inc. ................      307,650
                                               -----------
                                                 1,039,212
                                               -----------
         OFFICE MACHINERY -- 1.4%
5,800    Eastman Kodak Co. ..................      151,786
11,700   Network Appliance, Inc.*............      250,965
                                               -----------
                                                   402,751
                                               -----------
         OIL -- 0.7%
4,400    EOG Resources, Inc. ................      201,916
                                               -----------
         OIL DISTRIBUTION -- 0.7%
22,200   El Paso Corp. ......................      157,842
5,200    Williams Cos., Inc. ................       49,764
                                               -----------
                                                   207,606
                                               -----------
         OIL SERVICES -- 1.3%
2,500    Nabors Industries, Ltd.*............      114,375
7,000    Noble Corp.*........................      268,940
                                               -----------
                                                   383,315
                                               -----------
         OTHER UTILITIES -- 0.5%
2,400    Kinder Morgan, Inc. ................      151,248
                                               -----------
         PAPER -- 3.1%
4,600    Avery Dennison Corp. ...............      286,166
9,600    Plum Creek Timber Co. ..............      311,808
3,200    Sealed Air Corp.*...................      159,136
9,000    Smurfit-Stone Container Corp.*......      158,310
                                               -----------
                                                   915,420
                                               -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund

70  Laudus Funds Annual Report

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK continued
         REAL ESTATE INVESTMENT TRUSTS -- 1.3%
9,500    Equity Residential..................  $   283,575
2,600    ProLogis............................       93,262
                                               -----------
                                                   376,837
                                               -----------
         RETAIL -- 9.2%
7,500    Albertson's, Inc. ..................      166,125
10,200   Kohl's Corp.*.......................      492,966
31,000   Kroger Co.*.........................      515,840
15,600   Wal-Mart Stores, Inc. ..............      931,164
17,800   Walgreen Co. .......................      586,510
                                               -----------
                                                 2,692,605
                                               -----------
         SERVICES -- 1.3%
10,800   Paychex, Inc. ......................      384,480
                                               -----------
         SOFTWARE -- 6.1%
4,800    Affiliated Computer Services, Inc.,
           Class A*..........................      249,120
18,500   BEA Systems, Inc.*..................      236,060
13,300   First Data Corp. ...................      560,728
8,100    Intuit, Inc.*.......................      363,528
3,900    Mercury Interactive Corp.*..........      174,720
15,800   Oracle Corp.*.......................      189,758
                                               -----------
                                                 1,773,914
                                               -----------
         TELEPHONE -- 6.0%
35,200   SBC Communications, Inc. ...........      863,808
23,800   Verizon Communications, Inc. .......      869,652
                                               -----------
                                                 1,733,460
                                               -----------

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK continued
         TEXTILES -- 0.9%
5,800    Cintas Corp. .......................  $   252,242
                                               -----------
         TRANSPORTATION -- 3.4%
  200    CSX Corp. ..........................        6,058
4,800    Expeditors International of
           Washington, Inc. .................      189,552
10,900   Norfolk Southern Corp. .............      240,781
7,800    United Parcel Service, Inc., Class
           B.................................      544,752
                                               -----------
                                                   981,143
                                               -----------
         TRAVEL & ENTERTAINMENT -- 0.9%
15,700   Hilton Hotels Corp. ................      255,125
                                               -----------
         WHOLESALE -- 1.7%
4,300    AmerisourceBergen Corp. ............      235,124
7,500    Genuine Parts Co. ..................      245,400
  200    Patterson Dental Co.*...............       13,722
                                               -----------
                                                   494,246
                                               -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS $24,770,119) 89.4%......  $26,000,023
                                               ===========

---------------

*  Non-income producing security.

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  71

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A) as of 3/31/04

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK -- 93.0%
             AUSTRIA -- 0.1%
             Oil Distribution -- 0.1%
       163   OMV..............................  $    30,848
                                                -----------
             BELGIUM -- 0.5%
             Banks -- 0.2%
       652   Algemene Maatschappij voor
               Nijverheidskredit..............       39,541
                                                -----------
             Financial Investments -- 0.2%
       629   Groupe Bruxelles Lambert.........       37,992
                                                -----------
             Metals -- 0.0%
       137   Umicore..........................        8,351
                                                -----------
             Retail -- 0.1%
       518   Delhaize Group...................       23,999
                                                -----------
                                                    109,883
                                                -----------
             DENMARK -- 0.7%
             Banks -- 0.1%
     1,911   Danske Bank......................       43,214
                                                -----------
             Biotechnology -- 0.1%
       368   Novozymes, Class B...............       14,913
                                                -----------
             Cellular -- 0.2%
       885   TDC..............................       32,284
                                                -----------
             Food -- 0.1%
       308   Danisco..........................       14,820
                                                -----------
             Liquor & Tobacco -- 0.1%
       292   Carlsberg, Class B...............       13,110
                                                -----------
             Services -- 0.1%
       519   ISS..............................       26,600
                                                -----------
                                                    144,941
                                                -----------
             FINLAND -- 0.5%
             Chemicals -- 0.0%
       738   Kemira...........................        9,849
                                                -----------
             Electric Utilities -- 0.2%
     4,414   Fortum...........................       45,131
                                                -----------
             Metals -- 0.1%
       964   Outokumpu........................       13,446
                                                -----------
             Paper -- 0.2%
       588   Huhtamaki........................        7,623
     1,698   M-real, Class B..................       15,755
       822   Metso Corp. .....................       11,051
                                                -----------
                                                     34,429
                                                -----------
                                                    102,855
                                                -----------
             FRANCE -- 3.7%
             Airlines -- 0.1%
     1,315   Air France.......................       23,610
                                                -----------
             Autos -- 0.6%
     1,300   PSA Peugeot Citroen..............       66,235
       744   Renault..........................       51,521
                                                -----------
                                                    117,756
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, FRANCE continued
             Banks -- 0.5%
       636   Credit Agricole..................  $    16,609
     1,100   Societe Generale, Class A........       93,949
                                                -----------
                                                    110,558
                                                -----------
             Building -- 0.1%
       900   Bouygues.........................       30,968
                                                -----------
             Construction Materials -- 0.0%
        43   SA des Ciments Vicat.............        3,514
                                                -----------
             Financial Investments -- 0.1%
        81   Societe Fonciere, Financiere et
               de Participations..............       11,676
                                                -----------
             Insurance -- 0.2%
       663   CNP Assurances...................       38,294
                                                -----------
             IT Hardware -- 0.3%
     2,740   Alcatel*.........................       43,234
       894   Thomson..........................       16,491
                                                -----------
                                                     59,725
                                                -----------
             Machinery -- 0.2%
       400   Schneider Electric...............       26,053
       500   Valeo............................       20,744
                                                -----------
                                                     46,797
                                                -----------
             Media -- 0.3%
     2,660   Vivendi Universal*...............       70,510
                                                -----------
             Other Utilities -- 0.2%
     1,362   Veolia Environment...............       37,994
                                                -----------
             Paper -- 0.1%
       636   Worms & Cie*.....................       17,320
                                                -----------
             Retail -- 0.1%
       449   Rallye...........................       26,182
                                                -----------
             Soap & Cosmetics -- 0.2%
       587   Christian Dior...................       38,809
                                                -----------
             Travel & Entertainment -- 0.1%
       920   Sodexho Alliance.................       28,005
                                                -----------
             Wholesale -- 0.6%
     2,360   Compagnie de Saint-Gobain........      119,227
                                                -----------
                                                    780,945
                                                -----------
             GERMANY -- 2.1%
             Autos -- 0.7%
     1,194   Bayerische Motoren Werke.........       48,861
     2,350   Volkswagen.......................      102,809
                                                -----------
                                                    151,670
                                                -----------
             Chemcials -- 0.1%
       585   Linde............................       30,913
                                                -----------
             Drugs -- 0.2%
       971   Degussa..........................       34,366
                                                -----------
             Instruments -- 0.1%
       228   Fresenius........................       18,633
                                                -----------
             IT Hardware -- 0.2%
     2,826   Infineon Technologies*...........       41,397
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

72  Laudus Funds Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, GERMANY continued
             Metals -- 0.2%
     2,205   ThyssenKrupp.....................  $    40,944
                                                -----------
             Miscellaneous Financial -- 0.6%
     1,519   Deutsche Bank....................      126,096
                                                -----------
             Telephone -- 0.0%
       425   MobilCom*........................        8,696
                                                -----------
                                                    452,715
                                                -----------
             IRELAND -- 0.3%
             Construction Materials -- 0.3%
     2,598   CRH..............................       52,839
                                                -----------
             ITALY -- 1.5%
             Banks -- 0.7%
    12,682   Banc Monte dei Paschi di Siena...       37,014
    17,159   Banca Nazionale del Lavoro*......       38,905
     2,492   Banca Popolare di Milano Scrl....       14,485
     1,844   Banco Popolare di Verona e Novara
               Scrl...........................       30,003
     3,782   Sanpaolo IMI.....................       43,084
                                                -----------
                                                    163,491
                                                -----------
             Building -- 0.2%
     3,996   Saipem...........................       39,777
                                                -----------
             Defense -- 0.2%
    41,289   Finmeccanica.....................       31,966
                                                -----------
             Durables -- 0.1%
     1,163   Merloni Elettrodomestici.........       20,752
                                                -----------
             Electric Utilities -- 0.1%
     4,933   C.I.R............................        9,548
     1,881   Edison*..........................        3,174
                                                -----------
                                                     12,722
                                                -----------
             Insurance -- 0.1%
     1,191   Fondiaria -- Sai.................       28,029
     3,998   Milano Assicurazioni.............       15,476
                                                -----------
                                                     43,505
                                                -----------
             Retail -- 0.1%
     3,338   Ifil*............................       11,547
                                                -----------
                                                    323,760
                                                -----------
             NETHERLANDS -- 1.0%
             Food -- 0.1%
       948   Royal Numico*....................       27,960
                                                -----------
             IT Hardware -- 0.4%
     2,836   Koninklijke (Royal) Philips
               Electronics....................       82,007
                                                -----------
             Media -- 0.2%
     1,311   VNU..............................       37,538
                                                -----------
             Office Machinery -- 0.0%
       522   Oce..............................        8,897
                                                -----------
             Services -- 0.1%
       976   Vedior...........................       14,177
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, NETHERLANDS continued
             Transporation -- 0.2%
     1,865   TPG..............................  $    39,237
                                                -----------
                                                    209,816
                                                -----------
             NORWAY -- 0.3%
             Chemicals -- 0.0%
       761   Yara International*..............        5,520
                                                -----------
             Oil -- 0.3%
       761   Norsk Hydro ASA..................       47,882
                                                -----------
                                                     53,402
                                                -----------
             SPAIN -- 2.1%
             Airlines -- 0.1%
     5,505   Iberia Lineas Aereas de Espana...       17,928
                                                -----------
             Banks -- 0.6%
     4,699   Banco Bilbao Vizcaya
               Argentaria.....................       62,192
     3,022   Banco Espanol de Credito*........       36,655
                                                -----------
                                                     98,847
                                                -----------
             Building -- 0.1%
       753   Fomento de Construcciones y
               Contratas......................       27,363
                                                -----------
             Construction Materials -- 0.0%
       168   Cementos Portland Valderrivas....       10,281
                                                -----------
             Electric Utilities -- 0.7%
     2,762   Endesa...........................       50,235
     2,352   Iberdrola........................       48,558
     1,628   Union Fenosa.....................       34,131
                                                -----------
                                                    132,924
                                                -----------
             Oil-International -- 0.3%
     3,187   Repsol YPF.......................       66,032
                                                -----------
             Real Estate Development -- 0.1%
       338   Inmobiliaria Colonial............        9,300
       712   Testa, Inmuebles en Renta*.......       13,825
                                                -----------
                                                     23,125
                                                -----------
             Telephone -- 0.2%
       395   ACS, Actividades de Construccion
               y Servicios....................       19,320
     3,622   Terra Networks*..................       22,477
                                                -----------
                                                     41,797
                                                -----------
             Travel & Entertainment -- 0.0%
     1,114   Sol Melia........................        9,829
                                                -----------
             Wholesale -- 0.0%
       284   Compania de Distribucion Integral
               Logista........................        9,427
                                                -----------
                                                    437,553
                                                -----------
             SWEDEN -- 1.4%
             Airlines -- 0.0%
       992   SAS*.............................        8,682
                                                -----------
             Banks -- 0.6%
    15,617   Nordea...........................      106,649
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

                                                  Laudus Funds Annual Report  73

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, SWEDEN continued
             Cellular -- 0.2%
    11,691   TeliaSonera......................  $    50,539
                                                -----------
             Defense -- 0.0%
       604   Saab.............................        7,929
                                                -----------
             Financial Investments -- 0.0%
       200   Ratos, Class B...................        3,381
                                                -----------
             Instruments -- 0.1%
     3,021   Gambro, Class A..................       22,834
                                                -----------
             IT Hardware -- 0.5%
    33,917   Telefonaktiebolaget LM Ericsson,
               Class B*.......................       93,998
                                                -----------
                                                    294,012
                                                -----------
             SWITZERLAND -- 1.6%
             Chemicals -- 0.3%
       436   Ciba Specialty Chemicals*........       29,753
       967   Clariant*........................       13,663
       519   Syngenta.........................       37,853
                                                -----------
                                                     81,269
                                                -----------
             Construction Materials -- 0.1%
       338   Holcim, Ltd. ....................       18,076
                                                -----------
             Electric Utilities -- 0.1%
         4   Motor-Columbus, Ltd.*............       11,998
                                                -----------
             Insurance -- 0.4%
       130   Swiss Life Holdings*.............       20,062
       833   Swiss Re.........................       57,403
                                                -----------
                                                     77,465
                                                -----------
             IT Hardware -- 0.1%
       173   Micronas Semiconductor Holding*..        8,180
        82   Unaxis Holding...................       10,987
                                                -----------
                                                     19,167
                                                -----------
             Machinery -- 0.3%
     6,822   Abb, Ltd*........................       40,226
        84   Schindler Holding................       26,755
                                                -----------
                                                     66,981
                                                -----------
             Miscellaneous Financial -- 0.3%
     1,767   Credit Suisse Group..............       61,232
                                                -----------
             Travel & Entertainment -- 0.0%
        22   Kuoni Reisen Holding.............        8,032
                                                -----------
                                                    344,220
                                                -----------
             UNITED KINGDOM -- 7.8%
             Aircraft -- 0.4%
     1,744   Meggitt..........................        7,652
     7,975   Rolls-Royce Group................       32,978
     2,956   Smiths Group.....................       34,824
                                                -----------
                                                     75,454
                                                -----------
             Airlines -- 0.3%
     4,283   BAA..............................       40,538
     4,357   BBA Group........................       20,399
                                                -----------
                                                     60,937
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Autos -- 0.1%
     4,698   GKN..............................  $    20,787
                                                -----------
             Banks -- 0.3%
     4,174   Abbey National...................       34,904
     1,347   Investec.........................       26,959
                                                -----------
                                                     61,863
                                                -----------
             Building -- 0.6%
     2,503   Balfour Beatty...................       11,937
     1,405   Barratt Developments.............       16,061
       773   Bellway..........................       11,365
       773   Berkeley Group...................       14,945
     2,274   George Wimpey....................       18,285
       668   McCarthy & Stone.................        7,360
     1,688   Persimmon........................       21,438
     3,329   Taylor Woodrow...................       18,140
       565   Wilson Bowden....................       12,045
                                                -----------
                                                    131,576
                                                -----------
             Chemicals -- 0.2%
     9,713   Imperial Chemical Industries.....       40,299
                                                -----------
             Construction Materials -- 0.2%
    24,409   Aggregate Industries.............       38,131
     2,310   Pilkington.......................        3,800
                                                -----------
                                                     41,931
                                                -----------
             Defense -- 0.0%
     2,600   BAE SYSTEMS......................        9,605
                                                -----------
             Drugs -- 0.1%
     2,760   Shire Pharmaceuticals Group*.....       26,935
                                                -----------
             Financial Investments -- 0.2%
     3,020   3i Group.........................       34,911
                                                -----------
             Food -- 0.2%
     3,454   Associated British Foods.........       39,262
                                                -----------
             Instruments -- 0.1%
    34,149   Invensys*........................       12,238
                                                -----------
             Insurance -- 0.5%
     7,303   Aviva............................       70,867
    18,739   Old Mutual.......................       34,784
                                                -----------
                                                    105,651
                                                -----------
             Liquor & Tobacco -- 0.6%
     4,914   Allied Domecq....................       40,798
     1,914   British American Tobacco.........       28,792
     5,239   SABMiller........................       60,275
                                                -----------
                                                    129,865
                                                -----------
             Machinery -- 0.0%
     3,504   FKI..............................        7,148
                                                -----------
             Media -- 0.3%
     1,759   Trinity Mirror...................       18,411
     3,647   WPP Group........................       36,898
                                                -----------
                                                     55,309
                                                -----------
             Metals -- 0.8%
     1,264   Antofagasta......................       24,043
    19,161   Corus Group*.....................       14,526

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

74  Laudus Funds Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Metals continued
     1,436   Lonmin...........................  $    30,139
     3,294   Rio Tinto........................       81,243
                                                -----------
                                                    149,951
                                                -----------
             Miscellaneous Financial -- 0.1%
     4,234   Amvescap.........................       31,165
                                                -----------
             Oil -- 0.1%
       938   Premier Oil*.....................        9,843
     1,523   Xstrata..........................       20,294
                                                -----------
                                                     30,137
                                                -----------
             Other Utilities -- 0.4%
     2,551   Kelda Group......................       21,133
       745   Pennon Group.....................        9,454
     1,981   Severn Trent.....................       27,706
     3,101   United Utilities.................       29,579
                                                -----------
                                                     87,872
                                                -----------
             Paper -- 0.4%
     3,488   Anglo American...................       83,143
                                                -----------
             Real Estate Development -- 0.6%
     2,739   British Land Co. ................       32,846
     1,664   Hammerson........................       20,796
     5,936   Kingfisher.......................       31,474
     1,783   Land Securities Group............       35,718
                                                -----------
                                                    120,834
                                                -----------
             Retail -- 0.5%
     2,637   GUS..............................       36,300
     8,067   J Sainsbury......................       38,658
     1,570   JJB Sports*......................        9,262
     2,986   Somerfield.......................        8,287
     8,488   Woolworths Group.................        6,396
                                                -----------
                                                     98,903
                                                -----------
             Services -- 0.1%
     1,207   Davis Service Group..............        8,230
     3,160   First Choice Holidays............        7,782
       706   RAC..............................        9,076
                                                -----------
                                                     25,088
                                                -----------
             Transporation -- 0.1%
     1,203   Arriva...........................        8,352
     2,491   FirstGroup.......................       12,281
       811   National Express Group...........        9,882
                                                -----------
                                                     30,515
                                                -----------
             Travel & Entertainment -- 0.6%
     5,711   Compass Group....................       37,627
       432   Greene King......................        7,606
     7,889   Hilton Group.....................       32,912
     3,615   InterContinental Hotels Group....       33,020
     1,784   Whitbread........................       23,804
                                                -----------
                                                    134,969
                                                -----------
                                                  1,646,348
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             UNITED STATES -- 69.4%
             Aircraft -- 0.0%
       300   Rockwell Collins, Inc. ..........  $     9,483
                                                -----------
             Airlines -- 0.2%
       400   MAIR Holdings, Inc.*.............        3,656
     2,000   SkyWest, Inc. ...................       38,480
                                                -----------
                                                     42,136
                                                -----------
             Autos -- 0.1%
     2,400   Delphi Corp. ....................       23,904
        60   R&B, Inc.*.......................        1,104
                                                -----------
                                                     25,008
                                                -----------
             Banks -- 3.0%
       300   ACE Cash Express, Inc.*..........        9,045
     1,300   Advanta Corp., Class A...........       21,788
     1,800   Capital One Financial Corp. .....      135,774
       300   Colonial BancGroup, Inc. ........        5,550
       400   Columbia Banking System, Inc. ...       11,200
       300   Community West Bancshares*.......        2,523
     1,200   Fannie Mae.......................       89,220
       100   First Citizens BancShares, Inc.,
               Class A........................       12,300
       300   First Marine Bancorp*............        5,736
       700   First Tennessee National
               Corp. .........................       33,390
       221   Gateway Financial Holdings,
               Inc.*..........................        3,105
       100   Habersham Bancorp................        2,593
       300   Horizon Bancorp..................        7,710
       200   Intervest Bancshares Corp.*......        3,522
       800   Irwin Financial Corp. ...........       21,584
     1,000   Local Financial Corp.*...........       21,800
     1,850   New Century Financial Corp. .....       89,836
     1,000   New York Community Bancorp,
               Inc. ..........................       34,280
     1,200   Ocwen Financial Corp.*...........       11,604
       200   Pacific Mercantile Bancorp*......        2,238
       200   PSB Bancorp, Inc.*...............        2,060
       900   R&G Finanical Corp., Class B.....       31,086
       400   Republic First Bancorp, Inc.*....        5,200
       400   Saxon Capital, Inc.*.............       11,364
       200   Timberland Bancorp, Inc. ........        4,656
       400   WFS Financial, Inc.*.............       17,328
       700   Zions Bancorporation.............       40,040
                                                -----------
                                                    636,532
                                                -----------
             Biotechnology -- 1.2%
       800   Curis, Inc.*.....................        4,024
     1,600   Genentech, Inc.*.................      169,312
     1,100   Invitrogen Corp.*................       78,859
     1,700   Savient Pharmaceuticals, Inc.*...        6,426
                                                -----------
                                                    258,621
                                                -----------
             Building -- 2.3%
     1,000   Centex Corp. ....................       54,060
     1,300   Champion Enterprises, Inc.*......       13,780
     2,250   D. R. Horton, Inc. ..............       79,718
       200   Dominion Homes, Inc.*............        7,610
     2,200   Lennar Corp., Class A............      118,866
       880   M.D.C. Holdings, Inc. ...........       61,952

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

                                                  Laudus Funds Annual Report  75

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Building continued
     2,600   Pulte Homes, Inc. ...............  $   144,560
       200   Sterling Construction Co.,
               Inc.*..........................          926
                                                -----------
                                                    481,472
                                                -----------
             Cellular -- 1.3%
     8,900   Nextel Communications, Inc.,
               Class A*.......................      220,097
       900   Telephone and Data Systems,
               Inc. ..........................       63,783
                                                -----------
                                                    283,880
                                                -----------
             Chemicals -- 1.0%
       500   A. Schulman, Inc. ...............        9,825
       400   Arch Chemicals, Inc. ............       11,292
       300   Bairnco Corp. ...................        2,121
       300   FMC Corp.*.......................       12,846
       400   Landec Corp.*....................        3,440
       300   Octel Corp. .....................        8,955
       900   Rohm & Haas Co. .................       35,856
     1,700   RPM International, Inc. .........       28,118
     2,500   Sherwin-Williams Co. ............       96,075
     1,300   Terra Industries, Inc.*..........        8,034
       200   TOR Minerals International,
               Inc.*..........................        1,234
                                                -----------
                                                    217,796
                                                -----------
             Computer -- 0.1%
       800   Hewlett-Packard Co. .............       18,272
                                                -----------
             Construction Materials -- 0.3%
       800   Ameron International Corp. ......       26,984
        22   Eagle Materials, Inc. ...........        4,322
        74   Eagle Materials, Inc., Class B...        1,295
       800   Vulcan Materials Co. ............       37,951
                                                -----------
                                                     70,552
                                                -----------
             Defense -- 0.7%
     1,100   Armor Holdings, Inc.*............       36,410
     1,900   Textron, Inc. ...................      100,985
                                                -----------
                                                    137,395
                                                -----------
             Drugs -- 2.9%
     1,100   Alpharma, Inc., Class A..........       21,571
       200   American Pharmaceuticals
               Partners, Inc.*................        9,388
     1,000   Andrx Corp.*.....................       27,200
       600   Caraco Pharmaceutical
               Laboratories, Ltd.*............        6,096
       100   Dade Behring Holdings, Inc.*.....        4,448
       300   Eon Labs, Inc.*..................       20,124
       400   First Horizon Pharmaceutical
               Corp.*.........................        6,304
     1,400   Genzyme Corp.*...................       65,856
       900   Impax Laboratories, Inc.*........       20,133
       800   InKine Pharmaceutical Co.,
               Inc.*..........................        4,152
       300   Inverness Medical Innovations,
               Inc.*..........................        5,490
     3,100   IVAX Corp.*......................       70,587
     3,700   King Pharmaceuticals, Inc.*......       62,308
     1,200   Ligand Pharmaceuticals, Inc.,
               Class B*.......................       24,120
       400   Martek Biosciences Corp.*........       22,800

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Drugs continued
       900   NBTY, Inc.*......................  $    33,462
       700   Nutraceutical International
               Corp.*.........................       15,120
       200   Polydex Pharmaceuticals, Ltd.*...        1,590
       700   POZEN, Inc.*.....................        9,674
       400   Serologicals Corp.*..............        8,160
     3,300   Valeant Pharmaceuticals
               International..................       78,771
     2,300   Watson Pharmaceuticals, Inc.*....       98,417
       500   Weider Nutrition International,
               Inc.*..........................        2,370
                                                -----------
                                                    618,141
                                                -----------
             Durables -- 0.7%
     2,100   Brunswick Corp. .................       85,743
       600   Harman International Industries,
               Inc. ..........................       47,760
       800   Monaco Coach Corp. ..............       21,440
                                                -----------
                                                    154,943
                                                -----------
             Electric Utilities -- 1.6%
       500   Central Vermont Public Service
               Corp. .........................       11,250
     3,200   Constellation Energy Group,
               Inc. ..........................      127,840
     2,000   Edison International.............       48,580
     1,100   Entergy Corp. ...................       65,450
       100   Green Mountain Power Corp. ......        2,587
     2,500   PG&E Corp.*......................       72,425
                                                -----------
                                                    328,132
                                                -----------
             Financial Investments -- 1.1%
       100   American Capital Strategies,
               Ltd. ..........................        3,324
       200   California First National
               Bancorp........................        2,574
     5,700   Cendant Corp. ...................      139,023
       200   G-III Apparel Group, Ltd.*.......        1,550
       300   MCG Capital Corp. ...............        6,057
     1,000   Newmont Mining Corp. ............       46,630
     2,300   Tommy Hilfiger Corp.*............       39,100
       400   Willis Lease Finance Corp.*......        3,580
                                                -----------
                                                    241,838
                                                -----------
             Food -- 1.7%
       300   Cal-Maine Foods, Inc. ...........       10,680
     1,600   Campbell Soup Co. ...............       43,632
     1,000   Chiquita Brands International,
               Inc.*..........................       20,850
       450   Flowers Foods, Inc. .............       11,808
     1,300   Pepsi Bottling Group, Inc. ......       38,675
       900   PepsiAmericas, Inc. .............       18,378
     2,400   PepsiCo, Inc. ...................      129,240
       200   Ralcorp Holdings, Inc.*..........        6,086
       200   Seaboard Corp. ..................       67,000
       300   Seneca Foods Corp., Class B*.....        5,595
                                                -----------
                                                    351,944
                                                -----------
             Health -- 1.7%
     1,000   Aetna, Inc. .....................       89,720
       400   American Healthways, Inc.*.......        9,768
     2,600   Beverly Enterprises, Inc.*.......       16,640
     2,250   Coventry Health Care, Inc.*......       95,243
     2,600   Humana, Inc.*....................       49,452
       300   Kindred Healthcare, Inc.*........       15,090
       600   LCA-Vision, Inc.*................       14,082

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

76  Laudus Funds Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Health continued
       400   MedCath Corp.*...................  $     6,204
       200   National Dentex Corp.*...........        5,440
       300   National Home Health Care
               Corp.*.........................        3,180
       600   Sierra Health Services, Inc.*....       21,840
       500   UnitedHealth Group, Inc. ........       32,220
                                                -----------
                                                    358,879
                                                -----------
             Household -- 1.9%
     2,100   Acuity Brands, Inc. .............       50,148
       200   American Locker Group, Inc.*.....        2,208
       300   Chase Corp. .....................        4,170
       300   Communication Systems, Inc. .....        2,619
       200   Flexsteel Industries, Inc. ......        4,100
     1,100   Griffon Corp.*...................       23,760
     1,500   Hasbro, Inc. ....................       32,625
       200   Hillenbrand Industries, Inc. ....       13,578
     4,200   International Game Technology....      188,832
     1,600   Jacuzzi Brands, Inc.*............       15,008
       200   Johnson Outdoors, Inc., Class
               A*.............................        3,898
       200   Juno Lighting, Inc.*.............        5,634
       600   Movado Group, Inc. ..............       17,964
       500   Select Comfort Corp.*............       13,795
       200   Vulcan International Corp. ......        8,920
       400   West Pharmaceutical Services,
               Inc. ..........................       14,960
                                                -----------
                                                    402,219
                                                -----------
             Instruments -- 5.2%
     1,700   Alaris Medical, Inc.*............       31,705
       200   Atrion Corp. ....................        7,932
     1,000   Bausch & Lomb, Inc. .............       59,970
     3,700   Baxter International, Inc. ......      114,293
       800   Becton, Dickinson & Co. .........       38,784
     2,700   Boston Scientific Corp.*.........      114,426
       600   CONMED Corp.*....................       17,724
       700   Datascope Corp. .................       24,598
       500   Endocardial Solutions, Inc.*.....        4,340
       500   Esterline Technologies Corp.*....       12,425
     2,300   Guidant Corp. ...................      145,751
     1,200   Invacare Corp. ..................       54,168
       300   Isco, Inc. ......................        3,660
     1,400   Johnson Controls, Inc. ..........       82,810
       200   K-Tron International, Inc.*......        4,260
       200   Kewaunee Scientific Corp. .......        2,140
       300   Laserscope*......................        5,934
       300   Measurement Specialties, Inc.*...        5,814
       500   Medsource Technologies, Inc.*....        2,960
       300   Mesa Laboratories, Inc. .........        2,865
     2,400   Mine Safety Appliances Co. ......       68,064
       100   Ocular Sciences, Inc.*...........        2,915
       200   OYO Geospace Corp.*..............        3,464
     1,700   PerkinElmer, Inc. ...............       35,173
       700   Quidel Corp.*....................        4,613
       400   Sola International, Inc.*........        9,300
     1,700   Tektronix, Inc. .................       55,607
     2,900   Thermo Electron Corp.*...........       82,012
       500   Varian Medical Systems, Inc.*....       43,155
       200   Waters Corp.*....................        8,168

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Instruments continued
       200   Zimmer Holdings, Inc.*...........  $    14,756
       200   Zygo Corp.*......................        3,126
                                                -----------
                                                  1,066,912
                                                -----------
             Insurance -- 3.5%
     1,000   ACE, Ltd. .......................       42,660
       102   Alleghany Corp.*.................       25,225
     1,000   American Financial Group,
               Inc. ..........................       29,830
     3,000   American International Group,
               Inc. ..........................      214,050
       500   Amerus Group Co. ................       20,175
     3,500   Aon Corp. .......................       97,685
       700   Everest Re Group Ltd. ...........       59,808
       500   FPIC Insurance Group, Inc.*......       11,465
       200   Great American Financial
               Resources, Inc. ...............        3,152
     1,800   Marsh & McLennan Cos., Inc. .....       83,340
     1,400   Max Re Capital, Ltd. ............       31,640
       200   Merchants Group, Inc. ...........        4,882
       300   National Western Life Insurance
               Co., Class A*..................       44,337
     1,300   Old Republic International
               Corp. .........................       31,928
       200   Selective Insurance Group,
               Inc. ..........................        7,014
        50   Wesco Financial Corp. ...........       19,350
                                                -----------
                                                    726,541
                                                -----------
             IT Hardware -- 5.2%
       300   ADE Corp.*.......................        5,895
     3,600   Applied Materials, Inc.*.........       76,968
     1,000   Aspect Communications Corp.*.....       15,670
       200   Avaya, Inc.*.....................        3,176
       300   California Micro Devices
               Corp.*.........................        3,990
     3,800   Cisco Systems, Inc.*.............       89,376
       600   Cobra Electronics Corp.*.........        4,891
       350   Comtech Telecommunications
               Corp.*.........................        8,120
     2,900   Cypress Semiconductor Corp.*.....       59,363
       606   Digi International, Inc.*........        5,981
       100   EMS Technologies, Inc.*..........        1,931
       200   Espey Manufacturing & Electronics
               Corp. .........................        5,040
     1,400   Fairchild Semiconductor
               International, Inc.*...........       33,642
       600   Flextronics International,
               Ltd.*..........................       10,332
     1,500   Foundry Networks, Inc.*..........       25,755
     1,300   Harmonic, Inc.*..................       12,545
       800   Harris Corp. ....................       38,728
     5,300   Intel Corp. .....................      144,160
       300   Intervoice, Inc.*................        5,061
     3,500   Juniper Networks, Inc.*..........       91,035
     1,700   Marvell Technology Group,
               Ltd.*..........................       76,585
       200   Merrimac Industries, Inc.*.......        1,388
       800   Microsemi Corp.*.................       10,944
       400   Mindspeed Technologies, Inc.*....        2,612
     2,400   National Semiconductor Corp.*....      106,632
       800   Network Equipment Technologies,
               Inc.*..........................        7,984
     1,000   OmniVision Technologies, Inc.*...       27,310
       250   Orbit International Corp.*.......        1,900
     1,500   Orbital Sciences Corp.*..........       18,795

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

                                                  Laudus Funds Annual Report  77

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             IT Hardware continued
       400   Standard Microsystems Corp.*.....  $    10,656
       200   Sypris Solutions, Inc. ..........        3,400
     3,500   Texas Instruments, Inc. .........      102,270
     2,800   Vishay Intertechnology, Inc.*....       59,752
                                                -----------
                                                  1,071,887
                                                -----------
             Liquor & Tobacco -- 0.1%
       100   Altria Group, Inc. ..............        5,445
       300   Robert Mondavi Corp., Class A*...       11,343
                                                -----------
                                                     16,788
                                                -----------
             Machinery -- 1.4%
       500   American Standard Cos., Inc.*....       56,875
       500   Black & Decker Corp. ............       28,470
       200   Calgon Carbon Corp. .............        1,540
       200   Chicago Rivet & Machine Co. .....        5,910
       500   Crown Holdings, Inc.*............        4,660
       600   Cummins, Inc. ...................       35,070
       400   Gerber Scientific, Inc.*.........        2,720
     1,600   GrafTech International, Ltd.*....       23,920
       100   Ingersoll-Rand Co., Class A......        6,765
       200   P & F Industries, Inc.*..........        1,716
       700   Rayovac Corp.*...................       20,020
       100   Regal-Beloit Corp. ..............        1,998
       700   Rofin-Sinar Technologies,
               Inc.*..........................       20,895
       300   SL Industries, Inc.*.............        2,925
       100   Standex International Corp. .....        2,700
       500   Tecumseh Products Co., Class B...       20,665
       400   Terex Corp.*.....................       14,788
       200   The Eastern Co. .................        3,200
       600   Timken Co. ......................       13,938
       300   Ultralife Batteries, Inc.*.......        6,399
       800   Unova, Inc.*.....................       17,288
       200   York International Corp. ........        7,862
                                                -----------
                                                    300,324
                                                -----------
             Media -- 0.7%
       600   Bowne & Co., Inc. ...............       10,260
       200   Equity Marketing, Inc.*..........        2,980
     1,300   Monster Worldwide, Inc.*.........       34,060
     2,500   Viacom, Inc., Class A............       98,850
                                                -----------
                                                    146,150
                                                -----------
             Metals -- 0.4%
       200   Cleveland-Cliffs, Inc.*..........       13,086
     1,100   Coeur d'Alene Mines Corp.*.......        7,700
       300   Hecla Mining Co.*................        2,523
       500   Layne Christensen Co.*...........        7,325
       100   Olympic Steel, Inc.*.............        1,397
       600   Phelps Dodge Corp.*..............       48,996
       600   Ryerson Tull, Inc. ..............        7,854
       100   Steel Dynamics, Inc.*............        2,478
                                                -----------
                                                     91,359
                                                -----------
             Miscellaneous Financial -- 2.9%
       300   Affiliated Managers Group,
               Inc.*..........................       16,374
     2,200   Ameritrade Holdings Corp.*.......       33,880
     1,000   Cincinnati Financial Corp. ......       43,450
     2,900   Citigroup, Inc. .................      149,930

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Miscellaneous Financial continued
     5,400   J.P. Morgan Chase & Co. .........  $   226,530
       200   Maxcor Financial Group, Inc. ....        2,354
     2,200   Principal Financial Group,
               Inc. ..........................       78,386
       400   Stifel Financial Corp.*..........        9,564
     1,000   T. Rowe Price Group, Inc. .......       53,830
                                                -----------
                                                    614,298
                                                -----------
             Office Machinery -- 0.7%
       900   EMC Corp.*.......................       12,249
       700   M-Systems Flash Disk Pioneers,
               Ltd.*..........................       14,266
       200   Maxtor Corp.*....................        1,630
       400   NCR Corp.*.......................       17,624
       300   PAR Technology Corp.*............        3,153
       200   Printronix, Inc.*................        2,932
       300   SafeNet, Inc.*...................       11,262
     1,600   SanDisk Corp.*...................       45,392
     1,200   Storage Technology Corp.*........       33,396
                                                -----------
                                                    141,904
                                                -----------
             Oil -- 1.0%
       260   Brigham Exploration Co.*.........        1,911
     2,700   Chesapeake Energy Corp. .........       36,180
       400   Clayton Williams Energy, Inc.*...       13,880
       300   Delta Petroleum Corp.*...........        3,225
       300   Edge Petroleum Corp.*............        4,380
       700   Kerr-McGee Corp. ................       36,050
     1,000   Magnum Hunter Resources, Inc.*...       10,140
     1,000   Patina Oil & Gas Corp. ..........       26,250
       500   Peabody Energy Corp. ............       23,255
       500   Resource America, Inc., Class
               A..............................        9,250
     1,950   XTO Energy, Inc. ................       49,218
                                                -----------
                                                    213,739
                                                -----------
             Oil Distribution -- 0.6%
       200   Adams Resources & Energy, Inc. ..        2,550
       800   Ashland, Inc. ...................       37,192
       600   Sunoco, Inc. ....................       37,428
       600   TransMontaigne, Inc.*............        3,660
       900   Valero Energy....................       53,964
                                                -----------
                                                    134,794
                                                -----------
             Oil Services -- 1.4%
       200   Dawson Geophysical Co.*..........        2,458
     2,100   Halliburton Co. .................       63,819
     2,300   Schlumberger, Ltd. ..............      146,855
       400   TETRA Technologies, Inc.*........       10,452
     2,300   Transocean, Inc.*................       64,147
       600   Veritas DGC, Inc.*...............       12,420
                                                -----------
                                                    300,151
                                                -----------
             Oil-International -- 0.0%
       300   Marathon Oil Corp. ..............       10,101
                                                -----------
             Other Utilities -- 0.4%
     2,400   NiSource, Inc. ..................       51,000
     1,000   ONEOK, Inc. .....................       22,550
       200   Waste Industries USA, Inc. ......        2,088
                                                -----------
                                                     75,638
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

78  Laudus Funds Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Paper -- 0.4%
       300   Chesapeake Corp. ................  $     7,161
       300   CSS Industries, Inc. ............        9,975
     1,000   Louisiana-Pacific Corp. .........       25,800
       800   Universal Forest Products,
               Inc. ..........................       24,688
     1,000   Wausau-Mosinee Paper Corp. ......       14,090
                                                -----------
                                                     81,714
                                                -----------
             Real Estate Development -- 0.2%
       300   American Safety Insurance Group,
               Ltd.*..........................        4,368
       300   AMREP Corp. .....................        4,995
       700   Bluegreen Corp.*.................        9,072
       200   ILX Resorts, Inc. ...............        1,930
       200   J.W. Mays, Inc.*.................        2,640
       200   Patriot Transportation Holding,
               Inc.*..........................        7,280
       200   Wellsford Real Properties,
               Inc.*..........................        3,644
                                                -----------
                                                     33,929
                                                -----------
             Real Estate Investment Trusts -- 1.1%
       300   American Home Mortgage Investment
               Corp. .........................        8,640
       500   Brandywine Realty Trust..........       15,275
     2,200   iStar Financial, Inc. ...........       93,060
       400   Keystone Property Trust..........        9,724
       200   Koger Equity, Inc. ..............        4,694
       300   Mission West Properties, Inc. ...        3,975
       600   Novastar Financial, Inc. ........       39,570
     2,000   Trizec Properties, Inc. .........       34,300
     1,100   Ventas, Inc. ....................       30,228
                                                -----------
                                                    239,466
                                                -----------
             Retail -- 6.8%
       600   1-800-FLOWERS.COM, Inc.*.........        5,742
       100   Advance Auto Parts, Inc.*........        4,067
     1,700   Amazon.com, Inc.*................       73,576
       700   AnnTaylor Stores Corp.*..........       29,960
     1,500   Best Buy Co., Inc. ..............       77,580
       800   Big Lots, Inc.*..................       11,600
       200   Blair Corp. .....................        5,330
       500   Books-A-Million, Inc.*...........        3,200
     1,200   Borders Group, Inc. .............       28,488
       200   Childrens Place Retail Stores,
               Inc.*..........................        6,194
     2,400   CVS Corp. .......................       84,720
     2,000   Dollar General Corp. ............       38,400
     1,700   eBay, Inc.*......................      117,861
       200   EZCORP, Inc.*....................        2,056
     3,800   Federated Department Stores,
               Inc. ..........................      205,390
     3,300   Foot Locker, Inc. ...............       85,140
       600   GSI Commerce, Inc.*..............        6,090
       300   Hastings Entertainment, Inc.*....        1,680
       300   Haverty Furniture Co., Inc. .....        6,384
     7,400   Home Depot, Inc. ................      276,463
       500   Insight Enterprises, Inc.*.......        9,625
       400   InterTAN, Inc.*..................        5,588
       700   Linen 'n Things, Inc.*...........       24,787
     2,500   Office Depot, Inc.*..............       47,050
     2,000   Priceline.com, Inc.*.............       53,920
     1,000   Rite Aid Corp.*..................        5,440
       200   Rush Enterprises, Inc., Class
               B*.............................        2,300

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Retail continued
       100   S&K Famous Brands, Inc.*.........  $     1,753
     1,700   Sears, Roebuck & Co. ............       73,032
     3,300   TJX Companies, Inc. .............       81,048
       500   Zale Corp.*......................       30,775
                                                -----------
                                                  1,405,239
                                                -----------
             Services -- 2.5%
       300   Angelica Corp. ..................        6,849
       600   Apollo Group, Inc., Class A*.....       51,666
     1,400   BearingPoint, Inc.*..............       15,008
       900   Brink's Co. .....................       24,822
       700   Career Education Corp.*..........       39,648
       220   Cass Information Systems,
               Inc. ..........................        7,513
       300   CDI Corp. .......................        9,684
       400   Central Parking Corp. ...........        8,032
       200   Essex Corp.*.....................        1,740
       300   Exponet, Inc.*...................        6,756
       600   Kendle International, Inc.*......        5,376
       700   Labor Ready, Inc.*...............        9,464
     1,088   Modem Media, Inc.*...............        7,072
       450   Monro Muffler Brake, Inc.*.......       11,246
     2,800   MPS Group, Inc.*.................       31,136
     1,000   Navigant Consulting, Inc.*.......       20,230
       100   Navigant International, Inc.*....        1,800
       581   NCO Group, Inc.*.................       13,576
       400   Opinion Research Corp.*..........        2,484
     1,300   PAREXEL International Corp.*.....       23,231
       400   PDI, Inc.*.......................       10,116
       100   Pre-Paid Legal Services, Inc.*...        2,448
     4,300   Prudential Financial, Inc. ......      192,554
       800   Sylvan Learning Systems, Inc.*...       28,088
                                                -----------
                                                    530,539
                                                -----------
             Soap & Cosmetics -- 0.3%
       700   Avon Products, Inc. .............       53,109
        16   Del Laboratories, Inc.*..........          531
       300   Inter Parfums, Inc. .............        6,897
                                                -----------
                                                     60,537
                                                -----------
             Software -- 4.8%
     3,000   Activision, Inc.*................       47,460
       300   Ansoft Corp.*....................        4,326
     2,800   Ascential Software Corp.*........       61,376
     2,200   Cadence Design Systems, Inc.*....       32,428
       200   Captiva Software Corp.*..........        2,768
     1,000   CIBER, Inc.*.....................       11,000
     3,500   Computer Associates
               International, Inc. ...........       94,010
     2,000   Computer Sciences Corp.*.........       80,660
       900   Corillian Corp.*.................        4,455
     1,300   Covansys Corp.*..................       15,054
     1,000   DST Systems, Inc.*...............       45,350
       500   eCollege.com, Inc.*..............       10,440
       300   Edgewater Technology, Inc.*......        2,175
     1,600   eFunds Corp.*....................       26,240
     2,600   Electronic Arts, Inc.*...........      140,296
     1,200   Epicor Software Corp.*...........       15,924
       300   eResearch Technology, Inc.*......        8,415
       200   EuroWeb International Corp.*.....          950

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

                                                  Laudus Funds Annual Report  79

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Software continued
       400   GTECH Holdings Corp. ............  $    23,656
       800   Lionbridge Technologies, Inc.*...        7,784
     2,300   Mentor Graphics Corp.*...........       40,986
       700   MicroStrategy, Inc., Class A*....       37,310
       500   Mobius Management Systems,
               Inc.*..........................        4,565
     2,600   Novell, Inc.*....................       29,588
       200   NWH, Inc. .......................        4,020
     1,200   Perot Systems Corp., Class A*....       15,960
       300   PLATO Learning, Inc.*............        3,027
       800   QAD, Inc.*.......................       10,616
       300   RSA Security, Inc.*..............        5,637
       800   Secure Computing Corp.*..........       13,080
     3,600   Sonus Networks, Inc.*............       13,356
       500   SPSS, Inc.*......................        9,150
       800   SupportSoft, Inc.*...............        8,808
     1,700   Sybase, Inc.*....................       35,683
       700   Sykes Enterprises, Inc.*.........        4,165
     1,900   Symantec Corp.*..................       87,970
       800   Transaction Systems Architects,
               Inc., Class A*.................       18,512
       300   TSR, Inc. .......................        2,340
       800   Tumbleweed Communications
               Corp.*.........................        5,608
       400   Ultimate Software Group, Inc.*...        5,460
       400   ValueClick, Inc.*................        4,320
                                                -----------
                                                    994,928
                                                -----------
             Telephone -- 1.5%
     1,100   AT&T Corp. ......................       21,527
       300   Atlantic Tele-Network, Inc. .....        9,300
       800   Comcast Corp., Class A*..........       22,992
       700   EarthLink, Inc.*.................        6,202
       200   Hector Communications Corp.*.....        3,720
     6,300   Time Warner, Inc.*...............      106,218
     3,200   Yahoo!, Inc.*....................      155,488
                                                -----------
                                                    325,447
                                                -----------
             Textiles -- 0.9%
       600   Ashworth, Inc.*..................        5,220
     1,300   Coach, Inc.*.....................       53,287
       300   Culp, Inc.*......................        3,090
       400   Delta Apparel, Inc. .............        7,960
       800   DHB Industries, Inc.*............        5,896
       200   Haggar Corp. ....................        4,000
       200   Hallwood Group, Inc.*............        5,600
       500   Mohawk Industries, Inc.*.........       41,175
       400   Nike, Inc., Class B..............       31,148
     1,000   Phillips-Van Heusen Corp. .......       18,500
       400   Saucony, Inc., Class A...........        7,400
       300   Tandy Brands Accessories,
               Inc. ..........................        3,909
                                                -----------
                                                    187,185
                                                -----------
             Transporation -- 1.8%
       200   Alexander & Baldwin, Inc. .......        6,616
     4,600   Burlington Northern Santa Fe
               Corp. .........................      144,900
       200   Celadon Group, Inc.*.............        3,326
     1,300   Frontline, Ltd. .................       37,505

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Transporation continued
     1,500   General Maritime Corp.*..........  $    37,725
       700   J.B. Hunt Transport Services,
               Inc.*..........................       19,719
       300   Maritrans, Inc. .................        4,713
       675   Marten Transport, Ltd.*..........       12,825
       900   Ryder System, Inc. ..............       34,857
       800   Sea Containers, Ltd., Class A....       16,480
       600   Teekay Shipping Corp. ...........       41,340
       400   U.S. Xpress Enterprises, Inc.,
               Class A*.......................        5,684
       300   Union Pacific Corp. .............       17,946
                                                -----------
                                                    383,636
                                                -----------
             Travel & Entertainment -- 2.1%
       200   Ark Restaurants Corp.*...........        3,540
       700   CBRL Group, Inc. ................       27,748
       400   Checkers Drive-In Restaurants,
               Inc.*..........................        4,860
       200   Dave & Buster's, Inc.*...........        3,010
       300   Famous Dave's of America,
               Inc.*..........................        2,334
       200   Frisch's Restaurants, Inc. ......        5,500
     1,000   Landry's Restaurants, Inc. ......       29,830
       400   Mandalay Resort Group............       22,904
       600   Marcus Corp. ....................       10,410
       200   Max & Erma's Restaurants,
               Inc.*..........................        3,350
     7,900   McDonald's Corp. ................      225,702
       500   Movie Gallery, Inc. .............        9,795
       200   Nathan's Famous, Inc.*...........        1,162
     1,000   Prime Hospitality Corp.*.........       11,380
       100   Rubio's Restaurants, Inc.*.......          675
       698   Ryan's Family Steak Houses,
               Inc.*..........................       11,943
       800   WestCoast Hospitality Corp.*.....        5,280
     1,800   Yum! Brands, Inc.*...............       68,382
                                                -----------
                                                    447,805
                                                -----------
             Wholesale -- 1.7%
     1,200   Arrow Electronics, Inc.*.........       30,552
       700   Aviall, Inc.*....................       10,640
       400   CellStar Corp.*..................        4,200
       300   Department 56, Inc.*.............        4,434
       200   Enesco Group, Inc.*..............        2,300
       805   Handleman Co. ...................       19,272
       200   Moore Medical Corp.*.............        2,396
       600   Navarre Corp.*...................        3,582
     2,700   Omnicare, Inc. ..................      119,691
       300   Pomeroy IT Solutions, Inc. ......        4,350
       200   Programmer's Paradise, Inc. .....        1,522
       200   ScanSource, Inc.*................        9,588
     3,100   Sysco Corp. .....................      121,055
       800   Tech Data Corp.*.................       32,752
                                                -----------
                                                    366,334
                                                -----------
                                                 14,604,588
                                                -----------
             TOTAL COMMON STOCK...............   19,588,725
                                                -----------
             RIGHTS -- 0.0%
             DENMARK -- 0.0%
             Liquor & Tobbacco -- 0.0%
       292   Carlsberg........................          566
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a)

80  Laudus Funds Annual Report

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, DENMARK continued
             GERMANY -- 0.0%
             Banks -- 0.0%
     4,153   Bayerische Hypo- Und
               Vereinsbank....................  $     3,725
                                                -----------
             TOTAL RIGHTS.....................        4,291
                                                -----------
             REPURCHASE AGREEMENTS -- 12.3%
             UNITED STATES -- 12.3%
$2,583,461   Bear Stearns, dated 3/31/04, due
               4/1/04 at 1.02% with a maturity
               value of $2,583,534 (Fully
               collateralized by US Treasury
               Bonds and Federal National
               Mortgage Securities)...........    2,583,461
                                                -----------
             TOTAL REPURCHASE AGREEMENTS......    2,583,461
                                                -----------
             TOTAL INVESTMENTS (COST
               $18,798,353) (B) -- 105.3%.....   22,176,477
             LIABILITIES IN EXCESS OF OTHER
               ASSETS -- (5.3)%...............   (1,115,539)
                                                -----------
             NET ASSETS -- 100.0%.............  $21,060,938
                                                ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) The aggregate cost for federal income tax purposes is $18,902,159 and differs from value by net unrealized appreciation as follows:

    Unrealized appreciation....................  $3,505,533
    Unrealized depreciation....................    (231,215)
                                                 ----------
    Net unrealized appreciation................  $3,274,318
                                                 ==========

FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                              CONTRACT
                                               AMOUNT       UNREALIZED
                                   DELIVERY    (LOCAL     APPRECIATION/
                                     DATE     CURRENCY)   (DEPRECIATION)
                                   --------   ---------   --------------
  Receive Euro in Exchange for
  33,205 U.S. Dollars               4/1/04     27,442         $ 519
  Receive Euro in Exchange for
  16,969 U.S. Dollars               4/2/04     13,892           103
  Receive Euro Exchange for
  34,519 U.S. Dollars               4/5/04     28,053          ( 51)
  Receive U.S. Dollars in
  Exchange for 18,403 Euro          4/1/04     33,282          (540)
  Receive Euro Exchange for
  48,290 U.S. Dollars               4/2/04     39,421           154
                                                              -----
                                                              $ 185
                                                              =====

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  81

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND as of 3/31/04

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK -- 92.6%
         AUSTRIA -- 0.1%
         Real Estate Development -- 0.0%
   939   Immofinanz Immobilien Anlagen*.......  $     7,489
                                                -----------
         Telephone -- 0.1%
   589   Telekom Austria*.....................        8,469
                                                -----------
                                                     15,958
                                                -----------
         BELGIUM -- 1.3%
         Banks -- 0.6%
 5,673   Dexia................................       98,507
                                                -----------
         Cellular -- 0.1%
   385   Mobistar*............................       25,265
                                                -----------
         Drugs -- 0.1%
   691   UCB..................................       26,554
                                                -----------
         Electric Utilities -- 0.2%
   135   Electrabel...........................       43,964
                                                -----------
         Liquor & Tobacco -- 0.1%
 1,114   Interbrew............................       30,652
                                                -----------
         Retail -- 0.1%
   231   Colruyt..............................       25,662
                                                -----------
         Wholesale -- 0.1%
   770   Agfa Gevaert.........................       18,859
                                                -----------
                                                    269,463
                                                -----------
         DENMARK -- 0.5%
         Drugs -- 0.4%
 1,299   H. Lundbeck..........................       24,980
   729   Novo Nordisk, Class B................       33,812
                                                -----------
                                                     58,792
                                                -----------
         Instruments -- 0.1%
   134   Coloplast, Class B...................       12,431
   396   William Demant Holding*..............       14,119
                                                -----------
                                                     26,550
                                                -----------
         Machinery -- 0.0%
   600   Vestas Wind Systems..................        9,607
                                                -----------
                                                     94,949
                                                -----------
         FINLAND -- 0.4%
         Paper -- 0.3%
 5,298   Stora Enso, Class R..................       66,670
                                                -----------
         Software -- 0.1%
   496   TietoEnator..........................       15,110
                                                -----------
                                                     81,780
                                                -----------
         FRANCE -- 2.9%
         Chemicals -- 0.4%
   500   L'Air Liquide........................       85,101
                                                -----------
         Construction Materials -- 0.2%
   200   Imerys...............................       47,608
                                                -----------
         Liquor & Tobacco -- 0.2%
   350   Pernod Ricard........................       42,581
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, FRANCE continued
         Media -- 0.6%
 1,366   JC Decaux*...........................  $    30,535
   675   Lagardere S.C.A. ....................       38,432
 1,011   Societe Television Francaise 1.......       32,104
                                                -----------
                                                    101,071
                                                -----------
         Other Utilities -- 0.0%
     5   Suez.................................          102
                                                -----------
         Real Estate Development -- 0.3%
   181   Gecina*..............................       14,213
   275   Klepierre*...........................       19,026
   275   Unibail..............................       28,743
                                                -----------
                                                     61,982
                                                -----------
         Software -- 0.1%
   646   Dassault Systemes....................       26,833
                                                -----------
         Telephone -- 0.1%
   997   Publicis Groupe......................       30,226
                                                -----------
         Textiles -- 0.4%
 1,200   LVMH Moet Hennessy Louis Vuitton.....       88,186
                                                -----------
         Travel & Entertainment -- 0.2%
   800   Accor................................       32,413
                                                -----------
         Wholesale -- 0.4%
   575   Essilor International................       34,970
   350   Pinault-Printemps-Redoute............       36,582
   375   Societe BIC..........................       15,899
                                                -----------
                                                     87,451
                                                -----------
                                                    603,554
                                                -----------
         GERMANY -- 2.8%
         Airlines -- 0.1%
 1,880   Deutsche Lufthansa...................       30,727
                                                -----------
         Chemicals -- 0.7%
 4,069   Bayer................................       99,757
   697   Continental..........................       27,495
   213   Henkel KGaA..........................       16,229
                                                -----------
                                                    143,481
                                                -----------
         Drugs -- 0.4%
   569   Altana...............................       35,368
   904   Schering.............................       42,993
                                                -----------
                                                     78,361
                                                -----------
         Food -- 0.1%
   961   Suedzucker...........................       18,104
                                                -----------
         Insurance -- 0.4%
   315   AMB Generali Holding.................       23,729
   636   MLP*.................................       11,606
   439   Muenchener Rueckversicherungs-
           Gesellschaft.......................       48,663
                                                -----------
                                                     83,998
                                                -----------
         Miscellaneous Financial -- 0.1%
   546   Deutsche Boerse......................       30,999
                                                -----------
         Telephone -- 0.2%
 2,991   T-Online International*..............       35,323
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

82  Laudus Funds Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, GERMANY continued
         Transporation -- 0.3%
 2,720   Deutsche Post........................  $    60,936
                                                -----------
         Wholesale -- 0.5%
   466   Celesio..............................       25,312
 1,815   Metro................................       77,620
                                                -----------
                                                    102,932
                                                -----------
                                                    584,861
                                                -----------
         IRELAND -- 0.6%
         Banks -- 0.6%
 2,315   Anglo Irish Bank Corp. ..............       36,984
 4,965   Bank of Ireland......................       61,991
 2,104   Irish Life & Permanent...............       34,492
                                                -----------
                                                    133,467
                                                -----------
         ITALY -- 2.2%
         Autos -- 0.2%
 5,621   Fiat*................................       38,821
                                                -----------
         Banks -- 0.2%
 8,824   UniCredito Italiano..................       42,074
                                                -----------
         Electric Utilities -- 0.6%
14,808   Enel.................................      119,740
                                                -----------
         Household -- 0.1%
 1,824   Bulgari..............................       16,654
                                                -----------
         Instruments -- 0.2%
 2,210   Luxottica Group......................       34,763
                                                -----------
         Insurance -- 0.6%
 3,128   Alleanza Assicurazioni...............       35,403
 3,997   Mediolanum...........................       24,609
 5,309   Riunione Adriatica di Sicurta........       94,928
                                                -----------
                                                    154,940
                                                -----------
         Media -- 0.3%
 2,639   Gruppo Editorale L'Espresso..........       15,534
41,276   Seat Pagine Gialle*..................       40,326
                                                -----------
                                                     55,860
                                                -----------
                                                    462,852
                                                -----------
         NETHERLANDS -- 1.1%
         Aircraft -- 0.2%
 1,719   European Aeronautic Defence & Space
           Co. ...............................       37,074
                                                -----------
         Banks -- 0.5%
 5,351   ABN AMRO Holding.....................      119,352
                                                -----------
         Financial Investments -- 0.2%
 2,744   Reed Elsevier........................       36,216
                                                -----------
         Machinery -- 0.2%
 2,028   ASML Holding*........................       37,159
                                                -----------
                                                    229,801
                                                -----------
         NORWAY -- 0.6%
         Cellular -- 0.2%
 4,647   Telenor..............................       32,217
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, NORWAY continued
         Insurance -- 0.0%
   990   Storebrand*..........................  $     6,070
                                                -----------
         Oil -- 0.3%
 5,535   Statoil..............................       67,516
                                                -----------
         Paper -- 0.1%
   815   Norske Skogindustrier................       15,788
                                                -----------
                                                    121,591
                                                -----------
         SPAIN -- 0.8%
         Banks -- 0.2%
 1,073   Banco Popular Espanol................       62,793
                                                -----------
         Liquor & Tobacco -- 0.2%
 1,071   Altadis..............................       32,443
                                                -----------
         Machinery -- 0.1%
 1,213   Zardoya Otis.........................       23,850
                                                -----------
         Real Estate Development -- 0.1%
   461   Corporacion Financiera Alba..........       13,177
                                                -----------
         Retail -- 0.2%
 1,533   Industria de Diseno Textil...........       35,418
                                                -----------
                                                    167,681
                                                -----------
         SWEDEN -- 1.5%
         Autos -- 0.1%
 1,000   Scania, Class B......................       30,499
                                                -----------
         Banks -- 0.5%
 1,965   ForeningsSparbanken..................       36,479
   429   Skandiaviska Enskilda Banken, Class
           A..................................        6,286
 3,138   Svenska Handelsbanken, Class A.......       59,296
                                                -----------
                                                    102,061
                                                -----------
         Liquor & Tobacco -- 0.1%
 1,882   Swedish Match........................       19,216
                                                -----------
         Machinery -- 0.6%
 1,000   AB SKF, Class B......................       36,201
   948   Atlas Copco, Class A.................       33,690
 1,211   Sandvik..............................       38,619
                                                -----------
                                                    108,510
                                                -----------
         Media -- 0.0%
 1,006   Eniro................................        8,604
                                                -----------
         Paper -- 0.1%
   706   Holmen, Class B......................       19,847
                                                -----------
         Services -- 0.1%
 1,701   Securitas, Class B...................       24,586
                                                -----------
                                                    313,323
                                                -----------
         SWITZERLAND -- 1.2%
         Banks -- 0.1%
    58   Julius Baer Holding, Ltd., Class B...       16,757
                                                -----------
         Food -- 0.1%
    47   Givaudan.............................       24,004
                                                -----------
         Household -- 0.2%
 1,342   Compagnie Financiere Richemont, Class
           A..................................       36,070
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

                                                  Laudus Funds Annual Report  83

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, SWITZERLAND continued
         Instruments -- 0.3%
   259   Nobel Biocare Holding................  $    35,573
    54   Synthes-Stratec, Inc. ...............       55,370
                                                -----------
                                                     90,943
                                                -----------
         Insurance -- 0.1%
   341   Baloise Holding, Ltd., Class R.......       14,293
                                                -----------
         Services -- 0.1%
    46   SGS..................................       25,526
                                                -----------
         Telephone -- 0.3%
   162   Swisscom.............................       53,197
                                                -----------
                                                    260,790
                                                -----------
         UNITED KINGDOM -- 7.5%
         Airlines -- 0.3%
 6,246   British Airways*.....................       31,741
 2,246   easyJet*.............................       12,672
10,923   Hays.................................       24,993
                                                -----------
                                                     69,406
                                                -----------
         Banks -- 1.2%
 4,030   Bradford & Bingley...................       21,849
 1,802   Cattles..............................       11,194
   355   Intermediate Capital Group*..........        7,947
 8,865   Lloyds TSB Group.....................       67,370
 2,139   Northern Rock........................       30,525
 1,568   Provident Financial..................       21,066
 2,434   Schroders............................       30,866
 2,859   Standard Chartered...................       47,868
                                                -----------
                                                    238,685
                                                -----------
         Cellular -- 0.2%
13,324   Cable & Wireless*....................       31,773
                                                -----------
         Chemicals -- 0.3%
 2,100   BOC Group............................       34,754
 1,254   Johnson Matthey......................       20,270
                                                -----------
                                                     55,024
                                                -----------
         Electric Utilities -- 0.5%
 6,935   International Power*.................       18,736
 7,363   National Grid Transco................       58,188
 3,039   Scottish & Southern Energy...........       38,398
                                                -----------
                                                    115,322
                                                -----------
         Financial Investments -- 0.2%
 3,896   Reed Elsevier........................       34,477
                                                -----------
         Food -- 0.2%
 5,067   Cadbury Schweppes....................       39,950
 3,224   Northern Foods.......................        9,540
                                                -----------
                                                     49,490
                                                -----------
         Instruments -- 0.2%
 3,592   Smith & Nephew.......................       35,351
                                                -----------
         Insurance -- 0.2%
   912   Jardine Lloyd Thompson Group.........        8,481
 4,929   Prudential...........................       40,538
   653   St. James's Place Capital............        2,154
                                                -----------
                                                     51,173
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED KINGDOM continued
         IT Hardware -- 0.2%
 5,869   ARM Holdings.........................  $    12,836
 2,611   Marconi Corp.*.......................       31,191
                                                -----------
                                                     44,027
                                                -----------
         Liquor & Tobacco -- 0.2%
 1,797   Imperial Tobacco Group...............       39,169
                                                -----------
         Machinery -- 0.0%
 5,780   Spirent*.............................        8,020
                                                -----------
         Media -- 1.0%
 6,801   Aegis Group..........................       12,124
 4,732   British Sky Broadcasting Group.......       59,008
 2,665   Daily Mail & General Trust, Class
           A..................................       32,228
 1,579   EMAP.................................       25,160
 4,856   EMI Group............................       24,766
 1,746   Johnston Press*......................       16,815
 1,600   Manchester United*...................        7,087
 3,661   Rank Group...........................       22,540
                                                -----------
                                                    199,728
                                                -----------
         Miscellaneous Financial -- 0.2%
   611   ICAP.................................        3,200
20,551   Legal & General Group................       35,787
 1,830   London Stock Exchange................       11,788
                                                -----------
                                                     50,775
                                                -----------
         Oil -- 0.1%
   867   Cairn Energy*........................       13,990
                                                -----------
         Oil Services -- 0.0%
 2,959   John Wood Group......................        7,070
                                                -----------
         Retail -- 0.6%
   421   Carpetright..........................        7,776
 5,379   Carphone Warehouse...................       14,582
10,053   Dixons Group.........................       28,453
   624   Tesco................................        2,818
17,009   William Morrison Supermarkets........       78,228
                                                -----------
                                                    131,857
                                                -----------
         Services -- 0.6%
 4,116   Capita Group.........................       23,602
   946   Intertek Group*......................        9,023
 4,564   Kidde................................        8,598
 2,238   Michael Page International*..........        7,568
 7,263   Reuters Group........................       51,658
 2,681   Serco Group..........................       10,741
 2,410   Taylor Nelson Sofres*................        8,659
                                                -----------
                                                    119,849
                                                -----------
         Soap & Cosmetics -- 0.2%
 1,737   Reckitt Benckiser....................       42,937
                                                -----------
         Software -- 0.2%
 3,445   Misys................................       13,027
 7,881   Sage Group...........................       26,107
                                                -----------
                                                     39,134
                                                -----------
         Telephone -- 0.2%
14,180   BT Group.............................       46,127
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

84  Laudus Funds Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED KINGDOM continued
         Textiles -- 0.1%
 2,863   Burberry Group.......................  $    18,771
                                                -----------
         Transporation -- 0.2%
 2,021   Associated British Ports Holdings....       17,829
 1,836   Exel.................................       23,754
   315   Go-Ahead Group*......................        7,237
                                                -----------
                                                     48,820
                                                -----------
         Travel & Entertainment -- 0.1%
 2,601   William Hill.........................       24,821
                                                -----------
         Wholesale -- 0.3%
 2,013   Alliance Unichem.....................       21,476
 2,682   Electrocomponents....................       16,833
 2,200   Wolseley.............................       34,145
                                                -----------
                                                     72,454
                                                -----------
                                                  1,588,250
                                                -----------
         UNITED STATES -- 69.1%
         Airlines -- 0.4%
   600   AirTran Holdings, Inc.*..............        7,128
 1,800   Atlantic Coast Airlines Holdings,
           Inc.*..............................       13,086
 3,000   Northwest Airlines Corp.*............       30,330
 1,900   Southwest Airlines Corp. ............       26,999
                                                -----------
                                                     77,543
                                                -----------
         Autos -- 0.3%
   400   Aftermarket Technology Corp.*........        5,876
 2,700   Collins & Aikman Corp.*..............       14,850
   700   Gentex Corp. ........................       30,366
   400   IMPCO Technologies, Inc.*............        2,212
   700   Tower Automotive, Inc.*..............        3,528
                                                -----------
                                                     56,832
                                                -----------
         Banks -- 3.7%
 2,000   AmeriCredit Corp.*...................       34,060
   400   Capital Federal Financial............       14,360
   700   CVB Financial Corp. .................       14,532
 7,100   Fifth Third Bancorp..................      393,127
 3,900   General Electric Co. ................      119,028
 1,680   Old National Bancorp.................       37,968
   100   Park National Corp. .................       11,330
   800   Synovus Financial Co. ...............       19,560
   500   The Banc Corp.*......................        3,580
 1,700   Vallley National Bancorp.............       47,549
 1,500   Washington Mutual, Inc. .............       64,065
   410   Westamerica Bancorp..................       20,689
                                                -----------
                                                    779,848
                                                -----------
         Biotechnology -- 2.3%
   800   Alexion Pharmaceuticals*.............       19,008
 4,000   Amgen, Inc.*.........................      232,680
   900   Avigen, Inc.*........................        4,922
   900   BioMarin Pharmaceutical, Inc.*.......        6,768
 1,100   Corixa Corp.*........................        7,043
   800   Diversa Corp.*.......................        7,088
 2,500   Human Genome Sciences, Inc.*.........       31,325
   200   ICOS Corp.*..........................        7,410
 1,800   MedImmune, Inc.*.....................       41,544

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Biotechnology continued
 4,100   Millennium Pharmaceuticals, Inc.*....  $    69,290
 1,500   Myriad Genetics, Inc.*...............       24,330
   470   Novavax, Inc.*.......................        2,754
 1,000   PRAECIS Pharmaceuticals, Inc.*.......        5,910
   900   Telik, Inc.*.........................       24,156
                                                -----------
                                                    484,228
                                                -----------
         Building -- 0.2%
   400   EMCOR Group, Inc.*...................       14,680
   600   Insituform Technologies, Inc., Class
           A*.................................        9,378
   200   Jacobs Engineering Group, Inc.*......        8,920
   800   Palm Harbor Homes, Inc.*.............       16,768
                                                -----------
                                                     49,746
                                                -----------
         Cellular -- 0.1%
 1,300   Price Communications Corp.*..........       20,397
                                                -----------
         Chemicals -- 0.9%
   700   BioSphere Medical, Inc.*.............        3,325
   400   E. I. du Pont de Nemours & Co. ......       16,888
 4,100   IMC Global, Inc. ....................       58,630
 1,400   International Flavors & Fragrances,
           Inc. ..............................       49,700
 3,600   Lyondell Chemical Co. ...............       53,424
   700   North American Scientific, Inc.*.....        7,000
   800   Valhi, Inc. .........................       10,096
                                                -----------
                                                    199,063
                                                -----------
         Computer -- 0.0%
 1,000   Cray, Inc.*..........................        6,630
                                                -----------
         Defense -- 0.5%
   300   Alliant Techsystems, Inc.*...........       16,320
   400   Dril-Quip, Inc.*.....................        6,576
   960   DRS Technologies, Inc.*..............       26,861
   700   Garmin, Ltd. ........................       29,897
   212   I.D. Systems, Inc.*..................        1,359
   100   Lockheed Martin Corp. ...............        4,564
   400   Microvision, Inc.*...................        3,512
   400   United Industrial Corp. .............        7,576
                                                -----------
                                                     96,665
                                                -----------
         Drugs -- 5.1%
 4,200   Abbott Laboratories..................      172,620
   500   Able Laboratories, Inc.*.............        9,765
 1,200   Adolor Corp.*........................       18,036
 1,900   Alkermes, Inc.*......................       30,381
   900   Allergan, Inc. ......................       75,744
   200   BioCryst Pharmaceuticals, Inc.*......        1,670
   800   Biogen Idec, Inc.*...................       44,480
   400   Bone Care International, Inc.*.......        8,000
   600   Cambrex Corp. .......................       16,140
   400   Cellegy Pharmaceuticals, Inc.*.......        1,588
   600   Cephalon, Inc.*......................       34,386
 1,100   Cerus Corp.*.........................        3,663
 1,000   Columbia Laboratories, Inc.*.........        4,950
   100   Cubist Pharmaceuticals, Inc.*........          920
   800   CuraGen Corp.*.......................        4,992
 1,700   CV Therapeutics, Inc.*...............       25,721
 2,300   Eli Lilly & Co. .....................      153,870

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

                                                  Laudus Funds Annual Report  85

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Drugs continued
   400   Emisphere Technologies, Inc.*........  $     2,644
   391   Enzo Biochem, Inc.*..................        6,581
 1,000   Enzon Pharmaceuticals, Inc.*.........       15,430
   600   Epix Medical, Inc.*..................       12,450
   600   Gene Logic, Inc.*....................        3,030
   100   Genencor International, Inc.*........        1,331
 2,500   Immunomedics, Inc.*..................       10,125
 1,500   Inspire Pharmaceuticals, Inc.*.......       19,320
 2,000   Isis Pharmaceuticals, Inc.*..........       15,520
   901   Neose Technologies, Inc.*............        8,469
 1,300   NPS Pharmaceuticals, Inc.*...........       37,115
   600   Pain Therapeutics, Inc.*.............        4,170
   500   Penwest Pharmaceuticals Co.*.........        7,305
 2,700   Protein Design Labs, Inc.*...........       64,314
 9,400   Schering-Plough Corp. ...............      152,468
   800   SciClone Pharmaceuticals, Inc.*......        4,320
   700   Sepracor, Inc.*......................       33,670
 1,000   Tanox, Inc.*.........................       14,890
 1,200   Transkaryotic Therapies, Inc.*.......       20,592
   500   United Therapeutics Corp.*...........       11,915
 3,800   Vertex Pharmaceuticals, Inc.*........       35,796
                                                -----------
                                                  1,088,381
                                                -----------
         Durables -- 0.5%
 1,800   Harley-Davidson, Inc. ...............       96,012
   300   National R.V. Holdings, Inc.*........        4,740
   400   Universal Electronics, Inc.*.........        5,280
                                                -----------
                                                    106,032
                                                -----------
         Electric Utilities -- 1.5%
 5,600   AES Corp.*...........................       47,768
 2,400   American Electric Power Co., Inc. ...       79,008
   100   DPL Inc. ............................        1,875
 2,300   Public Service Enterprise Group,
           Inc. ..............................      108,054
 5,100   Teco Energy, Inc. ...................       74,613
                                                -----------
                                                    311,318
                                                -----------
         Financial Investments -- 0.2%
   400   Acacia Research -- Acacia
           Technologies*......................        2,700
 1,800   Macrovision Corp.*...................       33,624
                                                -----------
                                                     36,324
                                                -----------
         Food -- 1.7%
   200   Bridgford Foods Corp. ...............        1,580
   200   Cagle's, Inc., Class A*..............        1,740
 1,400   Charles River Laboratories
           International, Inc.*...............       59,990
   600   Coca-Cola Co. .......................       30,180
 3,200   ConAgra Foods, Inc. .................       86,208
   800   Kraft Foods, Inc., Class A...........       25,608
   600   Monterey Pasta Co.*..................        2,040
   300   Peet's Coffee & Tea, Inc.*...........        6,390
 2,400   Starbucks Corp.*.....................       90,600
 1,591   Tootsie Roll Industries, Inc. .......       58,180
                                                -----------
                                                    362,516
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Health -- 1.3%
   400   AMERIGROUP Corp.*....................  $    18,280
 1,100   Array BioPharma, Inc.*...............        9,900
 1,600   HCA, Inc. ...........................       64,992
   400   Laboratory Corp. of America
           Holdings*..........................       15,700
   500   MIM Corp.*...........................        3,804
 1,200   Orthodontic Centers Of America,
           Inc.*..............................        9,480
   500   Quest Diagnostics, Inc. .............       41,415
 4,900   Tenet Healthcare Corp.*..............       54,684
 1,500   Triad Hospitals, Inc.*...............       46,230
   400   U.S. Physical Therapy, Inc.*.........        5,520
                                                -----------
                                                    270,005
                                                -----------
         Household -- 2.3%
   300   AEP Industries, Inc.*................        3,210
   500   Foamex International, Inc.*..........        1,670
 7,900   Gillette Co. ........................      308,890
   600   Leapfrog Enterprises, Inc.*..........       11,610
 2,700   Mattel, Inc. ........................       49,788
 2,100   Newell Rubbermaid, Inc. .............       48,720
 2,300   Pactiv Corp.*........................       51,175
   300   Virco Manufacturing Corp. ...........        2,205
                                                -----------
                                                    477,268
                                                -----------
         Instruments -- 4.5%
 1,900   Agilent Technologies, Inc.*..........       60,097
   100   Aksys Ltd.*..........................          649
 6,300   Applera Corp.-Applied Biosystems
           Group..............................      124,614
    17   Catapult Communications Corp.*.......          303
   600   Cepheid, Inc.*.......................        5,586
   800   Cholestech Corp.*....................        7,040
   800   Ciphergen Biosystems, Inc.*..........        6,664
   200   Closure Medical Corp.*...............        5,500
   900   Conceptus, Inc.*.....................       10,728
   600   Cyberonics, Inc.*....................       14,376
 3,000   Cytyc Corp.*.........................       66,750
   600   Danaher Corp. .......................       56,022
   300   Daxor Corp.*.........................        4,320
   500   Embrex, Inc.*........................        5,670
   800   FEI Co.*.............................       17,480
   400   Haemonetics Corp.*...................       12,580
   600   HealthTronics Surgical Services,
           Inc.*..............................        3,678
   500   ICU Medical, Inc.*...................       15,185
   400   II-VI, Inc. .........................        9,780
   850   Intuitive Surgical, Inc.*............       14,450
   900   Ixia*................................        9,738
   200   Kensey Nash Corp.*...................        4,930
   400   Kyphon, Inc.*........................        9,564
 6,300   Medtronic, Inc. .....................      300,825
   600   Micro Therapeutics, Inc.*............        2,520
 1,100   Millipore Corp.*.....................       56,518
 1,000   OraSure Technologies, Inc.*..........       10,360
   700   Possis Medical, Inc.*................       19,691
   400   Q-Med, Inc.*.........................        4,392
 1,100   Regeneration Technologies, Inc.*.....       12,485
 1,200   ResMed, Inc.*........................       54,228

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

86  Laudus Funds Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Instruments continued
   900   STAAR Surgical Co.*..................  $     8,073
   300   Zoll Medical Corp.*..................       11,994
                                                -----------
                                                    946,790
                                                -----------
         Insurance -- 1.1%
   800   Arthur J. Gallagher & Co. ...........       26,056
 1,900   Brown & Brown, Inc. .................       73,644
   107   Citizens, Inc.*......................          797
   400   CNA Financial Corp.*.................       11,024
 2,000   First Health Group Corp.*............       43,720
 1,200   UnumProvident Corp. .................       17,556
   900   XL Capital, Ltd., Class A............       68,436
                                                -----------
                                                    241,233
                                                -----------
         IT Hardware -- 4.5%
   300   Advanced Energy Industries, Inc.*....        6,117
 5,100   Advanced Micro Devices, Inc.*........       82,773
   300   American Technical Ceramics Corp.*...        2,844
   600   ANADIGICS, Inc.*.....................        3,732
   800   Artisan Components, Inc.*............       17,832
 1,400   AVX Corp. ...........................       23,086
 1,500   Broadcom Corp., Class A*.............       58,755
 1,200   Centillium Communications, Inc.*.....        5,424
 1,300   Cree, Inc.*..........................       28,990
   900   Energy Conversion Devices, Inc.*.....        8,820
   900   Helix Technology Corp. ..............       21,825
   600   Hutchinson Technology, Inc.*.........       16,836
   300   Ibis Technology Corp.*...............        3,489
   400   Integrated Circuit Systems, Inc.*....       10,012
   400   Itron, Inc.*.........................        7,444
   500   Kopin Corp.*.........................        2,890
 4,100   Linear Technology Corp. .............      151,782
 4,000   Maxim Integrated Products, Inc. .....      188,360
 1,700   MEMC Electronic Materials, Inc.*.....       15,555
   500   Micrel, Inc.*........................        6,675
 3,400   Microchip Technology, Inc. ..........       90,304
   800   Micron Technology, Inc.*.............       13,368
   300   Parlex Corp.*........................        1,830
 1,100   Pericom Semiconductor Corp.*.........       12,628
   300   Planar Systems, Inc.*................        4,269
   200   QLogic Corp.*........................        6,602
   500   Rambus, Inc.*........................       14,015
 2,500   Semtech Corp.*.......................       57,075
 6,400   Solectron Corp.*.....................       35,392
   600   Supertex, Inc.*......................       10,008
 1,500   Teradyne, Inc.*......................       35,745
   300   Universal Display Corp.*.............        3,849
   300   Virage Logic Corp.*..................        2,774
                                                -----------
                                                    951,100
                                                -----------
         Liquor & Tobacco -- 0.1%
   800   DIMON, Inc. .........................        5,680
   100   UST, Inc. ...........................        3,610
   441   Vector Group Ltd. ...................        7,497
                                                -----------
                                                     16,787
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Machinery -- 1.0%
 1,900   AGCO Corp.*..........................  $    39,349
   800   Ball Corp. ..........................       54,224
   700   C&D Technologies, Inc. ..............       11,697
   300   CUNO, Inc.*..........................       13,464
 1,700   FuelCell Energy, Inc.*...............       23,052
   500   Global Power Equipment Group, Inc.*..        4,210
   400   Intevac, Inc.*.......................        4,120
   300   Lindsay Manufacturing Co. ...........        7,224
   340   Silgan Holdings, Inc.*...............       15,548
   600   SPX Corp. ...........................       27,288
   300   TransTechnology Corp.*...............        2,295
                                                -----------
                                                    202,471
                                                -----------
         Media -- 3.2%
   600   Alloy, Inc.*.........................        2,880
   700   Beasley Broadcast Group, Inc., Class
           A*.................................       12,320
 3,500   Catalina Marketing Corp.*............       67,865
   700   Dow Jones & Co., Inc. ...............       33,537
   200   E.W. Scripps Co., Class A............       20,222
 2,300   Entravision Communications Corp.,
           Class A*...........................       20,631
   400   Fisher Communications, Inc.*.........       19,500
 4,500   Fox Entertainment Group, Inc., Class
           A*.................................      121,950
 1,100   Journal Register Corp.*..............       22,990
 1,300   Knight-Ridder, Inc. .................       95,225
   500   Lamar Advertising Corp.*.............       20,110
   100   McClatcky Co., Class A...............        7,104
 1,700   New York Times Co., Class A..........       75,140
   700   R.H. Donnelley Corp.*................       32,690
   400   Salem Communications Corp., Class
           A*.................................       10,952
   800   Scholastic Corp.*....................       21,800
   200   Univision Communications, Inc., Class
           A*.................................        6,602
 2,800   Valassis Communications, Inc., Class
           A*.................................       85,120
                                                -----------
                                                    676,638
                                                -----------
         Metals -- 0.6%
   400   American Superconductor Corp.*.......        5,120
 1,400   Apex Silver Mines, Ltd.*.............       31,584
   300   Castle & Co.*........................        2,712
   300   Lone Star Technologies, Inc.*........        5,301
   800   Meridian Gold, Inc.*.................        9,760
 1,000   Nucor Corp. .........................       61,480
                                                -----------
                                                    115,957
                                                -----------
         Miscellaneous Financial -- 1.0%
   700   BlackRock, Inc. .....................       42,819
 1,500   Interactive Data Corp.*..............       26,670
 3,200   Investment Technology Group, Inc.*...       48,960
 1,400   LaBranche & Co., Inc. ...............       15,694
 1,400   Waddell & Reed Financial, Inc., Class
           A..................................       34,328
 1,600   WP Stewart & Co. Ltd. ...............       31,904
                                                -----------
                                                    200,375
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

                                                  Laudus Funds Annual Report  87

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Office Machinery -- 1.3%
 3,000   Brocade Communications Systems,
           Inc.*..............................  $    19,980
   700   Eastman Kodak Co. ...................       18,319
 1,500   Echelon Corp.*.......................       16,905
   700   Fargo Electronics, Inc.*.............        7,910
 2,600   Immersion Corp.*.....................       19,760
 1,000   Iomega Corp. ........................        5,590
 1,100   Lexmark International, Inc.*.........      101,200
 3,500   McDATA Corp., Class B*...............       24,080
 2,300   Network Appliance, Inc.*.............       49,335
 1,400   Pinnacle Systems, Inc.*..............       12,642
                                                -----------
                                                    275,721
                                                -----------
         Oil -- 1.1%
 1,400   EOG Resources, Inc. .................       64,246
 1,200   Equitable Resources, Inc. ...........       53,304
   500   Evergreen Resources, Inc.*...........       17,175
   200   Pioneer Natural Resources Co. .......        6,460
   300   Westmoreland Coal Co.*...............        5,505
 9,300   Williams Cos., Inc. .................       89,001
                                                -----------
                                                    235,691
                                                -----------
         Oil Distribution -- 0.7%
18,900   El Paso Corp. .......................      134,379
   400   Frontier Oil Corp. ..................        7,752
                                                -----------
                                                    142,131
                                                -----------
         Oil Services -- 2.1%
 3,200   BJ Services Co.*.....................      138,464
 1,100   Diamond Offshore Drilling, Inc. .....       26,609
 1,600   ENSCO International, Inc. ...........       45,072
 2,200   Global Industries, Ltd.*.............       12,870
   600   Hydril Co.*..........................       15,720
   500   Nabors Industries, Ltd.*.............       22,875
 1,400   National-Oilwell, Inc.*..............       39,592
 2,700   Noble Corp.*.........................      103,734
 1,900   Rowan Cos., Inc.*....................       40,071
                                                -----------
                                                    445,007
                                                -----------
         Other Utilities -- 0.3%
   800   Kinder Morgan, Inc. .................       50,416
   300   Nicor, Inc. .........................       10,569
                                                -----------
                                                     60,985
                                                -----------
         Paper -- 1.2%
   500   Avery Dennison Corp. ................       31,105
 1,300   Bowater, Inc. .......................       56,719
 2,600   Plum Creek Timber Co. ...............       84,448
   600   Pope & Talbot, Inc. .................       10,314
   600   Sealed Air Corp.*....................       29,838
 1,800   Smurfit-Stone Container Corp.*.......       31,662
                                                -----------
                                                    244,086
                                                -----------
         Real Estate Development -- 0.6%
 1,300   Catellus Development Corp. ..........       33,813
   800   Forest City Enterprises, Inc., Class
           A..................................       43,080

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Real Estate Development continued
 1,000   St Joe Co. ..........................  $    40,690
   500   Tejon Ranch Co.*.....................       18,480
                                                -----------
                                                    136,063
                                                -----------
         Real Estate Investment Trusts -- 1.0%
   200   Alexander's, Inc.*...................       32,000
   300   Associated Estates Realty Corp. .....        2,751
   100   Boston Properties, Inc. .............        5,431
   400   BRE Properties Inc., Class A.........       13,728
 1,200   Camden Property Trust................       53,940
   300   CarrAmerica Realty Corp. ............       10,170
   100   Highwoods Properties, Inc. ..........        2,621
   100   Manufactured Home Communities,
           Inc. ..............................        3,530
   700   ProLogis.............................       25,109
   700   Summit Properties, Inc. .............       16,695
 2,400   United Dominion Realty Trust,
           Inc. ..............................       47,088
                                                -----------
                                                    213,063
                                                -----------
         Retail -- 6.7%
   900   99 Cents Only Stores*................       21,978
 1,100   Abercrombie & Fitch Co., Class A.....       37,224
   200   AutoNation, Inc.*....................        3,410
 2,700   Bed Bath & Beyond, Inc.*.............      112,752
 4,300   Circuit City Stores, Inc. ...........       48,590
 2,900   Costco Wholesale Corp.*..............      108,924
 1,800   Dillards Department Stores, Inc. ....       34,488
 1,300   Dollar Tree Stores, Inc.*............       40,157
   600   Family Dollar Stores, Inc. ..........       21,570
   300   Gaiam, Inc.*.........................        1,671
   300   Great Atlantic & Pacific Tea
           Co.,Inc.*..........................        2,322
   300   Kirkland's, Inc.*....................        4,899
 2,700   Kohl's Corp.*........................      130,491
15,000   Kroger Co.*..........................      249,599
   320   Mothers Work, Inc.*..................        8,528
   300   Pricesmart, Inc.*....................        2,004
 4,200   Safeway, Inc.*.......................       86,436
   900   Talbots, Inc. .......................       32,202
 2,300   Too, Inc.*...........................       48,185
   300   Ultimate Electronics, Inc.*..........        1,959
   800   ValueVision International, Inc.,
           Class A*...........................       12,280
 3,800   Wal-Mart Stores, Inc. ...............      226,822
 4,100   Walgreen Co. ........................      135,095
 1,100   Wet Seal, Inc.*......................        9,075
   300   Whitehall Jewellers, Inc.*...........        2,742
   500   Whole Foods Market, Inc. ............       37,475
   500   Wilsons The Leather Experts, Inc.*...        1,395
 2,200   Winn-Dixie Stores, Inc. .............       16,720
                                                -----------
                                                  1,438,993
                                                -----------
         Services -- 2.1%
   900   Albany Molecular Research, Inc.*.....       14,301
   439   AMN Healthcare Services, Inc.*.......        8,056
   900   Arena Pharmaceuticals, Inc.*.........        5,850
 2,500   ChoicePoint, Inc.*...................       95,075
   700   Clark, Inc.*.........................       11,900
   600   Coinstar, Inc.*......................        9,522

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

88  Laudus Funds Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Services continued
   200   Convergys Corp.*.....................  $     3,040
 1,000   DeVry, Inc.*.........................       30,150
   300   Equifax, Inc. .......................        7,746
 1,200   EXACT Sciences Corp.*................        9,324
 3,100   Exelixis, Inc.*......................       26,505
 1,100   Learning Tree International, Inc.*...       17,479
 1,800   Maxygen, Inc.*.......................       17,082
   300   NetRatings, Inc.*....................        3,315
 2,100   Paychex, Inc. .......................       74,760
 1,200   Regeneron Pharmaceutical, Inc.*......       16,296
   100   Robert Half International, Inc.*.....        2,362
 1,100   Shaw Group, Inc.*....................       11,924
 2,300   Sotheby's Holdings, Inc., Class A*...       29,555
   200   SRI/Surgical Express, Inc.*..........        1,550
   400   Syntroleum Corp.*....................        2,860
 1,100   Weight Watchers International,
           Inc.*..............................       46,497
                                                -----------
                                                    445,149
                                                -----------
         Soap & Cosmetics -- 0.5%
 1,200   Church & Dwight Co., Inc. ...........       51,972
   300   Colgate-Palmolive Co. ...............       16,530
 1,300   Ecolab, Inc. ........................       37,089
 1,200   Playtex Products, Inc.*..............        8,292
                                                -----------
                                                    113,883
                                                -----------
         Software -- 5.5%
   200   ActivCard Corp.*.....................        1,294
 2,100   Affiliated Computer Services, Inc.,
           Class A*...........................      108,990
 4,000   Automatic Data Processing, Inc. .....      167,999
 1,100   BARRA, Inc. .........................       38,489
 7,000   BEA Systems, Inc.*...................       89,320
   500   Borland Software Corp.*..............        4,540
   900   CCC Information Services Group,
           Inc.*..............................       15,993
   400   Clarus Corp.*........................        3,968
   200   Computer Programs & System, Inc. ....        3,800
   479   Digital Insight Corp.*...............        9,925
 1,600   Electronic Data Systems Corp. .......       30,960
   600   First Consulting Group, Inc.*........        3,756
 2,000   First Data Corp. ....................       84,320
 4,300   Identix, Inc.*.......................       24,850
   600   Information Holdings, Inc.*..........       12,372
   300   Inforte Corp.*.......................        3,000
   300   Integral Systems, Inc. ..............        5,700
 3,600   Intuit, Inc.*........................      161,567
 1,100   Manhattan Associates, Inc.*..........       30,580
   500   Mantech International Corp., Class
           A*.................................       10,245
   500   MAPICS, Inc.*........................        4,040
 1,500   Mercury Computer Systems, Inc.*......       38,250
 1,600   Mercury Interactive Corp.*...........       71,680
   400   MSC.Software Corp.*..................        3,524
   900   Nassda Corp.*........................        6,246
   203   Network Associates, Inc.*............        3,654
   400   NYFIX, Inc.*.........................        2,064
 3,000   Oracle Corp.*........................       36,030
 1,000   Pec Solutions, Inc.*.................       13,220
   600   ProQuest Co.*........................       17,502

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Software continued
   400   QRS Corp.*...........................  $     2,252
   700   Radiant Systems, Inc.*...............        4,209
 1,100   Reynolds & Reynolds Co., Class A.....       31,251
 1,600   Sabre Holdings Corp. ................       39,696
   900   SERENA Software, Inc.*...............       18,315
   800   Siebel Systems, Inc.*................        9,208
   300   Tripos, Inc.*........................        1,587
   200   Verity, Inc.*........................        2,734
 1,100   VitalWorks, Inc.*....................        4,125
   600   WatchGuard Technolgies, Inc.*........        4,692
 2,700   Webmethods, Inc.*....................       25,380
   700   Websense, Inc.*......................       20,727
                                                -----------
                                                  1,172,054
                                                -----------
         Telephone -- 3.2%
 2,100   Cablevision Systems Corp., Class
           A*.................................       48,048
 4,600   Citizens Communications Co.*.........       59,524
   556   Commonwealth Telephone Enterprises,
           Inc.*..............................       22,802
   400   CT Communitcations, Inc. ............        5,532
   205   D&E Communication, Inc. .............        2,868
 1,600   Insight Communications Co., Inc.*....       16,000
 1,200   Leucadia National Corp. .............       63,936
 5,900   Level 3 Communications, Inc.*........       23,718
   500   LodgeNet Entertainment Corp.*........        9,500
 1,900   Mediacom Communications Corp.*.......       15,238
   600   Net2Phone, Inc.*.....................        3,120
 1,200   Primus Telecommunications Group,
           Inc.*..............................       10,092
 5,200   SBC Communications, Inc. ............      127,608
 1,900   TALK America Holdings, Inc.*.........       16,093
 4,300   Verizon Communications, Inc. ........      157,122
   100   Washington Post Co., Class B.........       88,441
                                                -----------
                                                    669,642
                                                -----------
         Textiles -- 1.0%
 4,400   Cintas Corp. ........................      191,356
   400   OshKosh B'Gosh, Inc., Class A........        9,360
   200   Perry Ellis International, Inc.*.....        5,498
                                                -----------
                                                    206,214
                                                -----------
         Transporation -- 1.3%
   900   C.H. Robinson Worldwide, Inc. .......       37,350
 1,000   CNF, Inc. ...........................       33,600
 1,000   CSX Corp. ...........................       30,290
 2,200   Kansas City Southern Industries,
           Inc.*..............................       30,580
 1,000   Norfolk Southern Corp. ..............       22,090
 1,800   United Parcel Service, Inc., Class
           B..................................      125,712
                                                -----------
                                                    279,622
                                                -----------
         Travel & Entertainment -- 1.8%
   600   ARAMARK Corp., Class B...............       16,446
   200   Carmike Cinemas, Inc.*...............        7,454
   400   Champps Entertainment, Inc.*.........        3,368
   600   Cheesecake Factory, Inc.*............       27,678
 8,300   Hilton Hotels Corp. .................      134,875
   900   Krispy Kreme Doughnuts, Inc.*........       30,906

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund

                                                  Laudus Funds Annual Report  89

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Travel & Entertainment continued
 1,400   MGM MIRAGE*..........................  $    63,476
   500   Penn National Gaming, Inc.*..........       14,385
 2,200   Six Flags, Inc.*.....................       17,270
 1,900   Westwood One, Inc.*..................       55,955
                                                -----------
                                                    371,813
                                                -----------
         Wholesale -- 1.7%
   300   Action Performance Cos., Inc. .......        4,581
   500   Advanced Marketing Services, Inc. ...        4,950
   400   AmerisourceBergen Corp. .............       21,872
 2,500   Cardinal Health, Inc. ...............      172,250
   500   D & K Healthcare Resources, Inc. ....        5,125

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Wholesale continued
   500   Express Scripts, Inc.*...............  $    37,295
   400   NuCo2, Inc.*.........................        7,456
 1,000   Patterson Dental Co.*................       68,610
 1,300   Priority Healthcare Corp., Class
           B*.................................       27,677
                                                -----------
                                                    349,816
                                                -----------
                                                 14,574,080
                                                -----------
         TOTAL SECURITIES SOLD SHORT (PROCEEDS
           $18,292,214) 92.6%.................  $19,502,400
                                                ===========

---------------

*  Non-income producing security.

See the accompanying notes to the financial statements.

90  Laudus Funds Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A) as of 3/31/04

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK -- 94.3%
             AIRCRAFT -- 0.0%
       400   Curtiss-Wright Corp. ...........  $     18,748
                                               ------------
             AIRLINES -- 0.4%
       200   Air Methods Corp.*..............         1,800
     3,900   AirNet Systems, Inc.*...........        19,266
       400   Alaska Air Group, Inc.*.........         9,864
     4,500   MAIR Holdings, Inc.*............        41,130
    22,100   SkyWest, Inc. ..................       425,204
                                               ------------
                                                    497,264
                                               ------------
             AUTOS -- 0.9%
    61,900   Delphi Corp. ...................       616,524
       200   Edelbrock Corp. ................         2,652
    12,300   Navistar International Corp.*...       563,955
       100   Oshkosh Truck Corp. ............         5,570
     1,150   R&B, Inc.*......................        21,160
                                               ------------
                                                  1,209,861
                                               ------------
             BANKS -- 3.9%
    35,900   Advanta Corp., Class A..........       601,684
       400   American Residential Investment
               Trust, Inc.*..................         3,668
     1,900   Berkshire Bancorp, Inc. ........       110,827
       100   Capital Crossing Bank*..........         7,384
       300   Capital Trust, Class A..........         7,830
       200   Central Bancorp, Inc. ..........         7,500
       200   Centrue Financial Corp. ........         5,520
     1,100   CFS Bancorp, Inc. ..............        16,115
    13,000   Colonial BancGroup, Inc. .......       240,500
     1,200   Crescent Banking Co. ...........        32,400
    14,600   Doral Financial Corp. ..........       513,920
     1,600   First Bancshares, Inc. .........        32,592
     1,100   First Citizens BancShares, Inc.,
               Class A.......................       135,300
    14,600   Flagstar Bancorp, Inc. .........       374,490
    14,900   Hibernia Corp., Class A.........       350,001
       750   Horizon Bancorp.................        19,275
     7,100   Independence Community Bank
               Corp. ........................       289,325
     2,300   Intervest Bancshares Corp.*.....        40,503
    24,300   Irwin Financial Corp. ..........       655,613
     3,000   ITLA Capital Corp.*.............       148,380
     1,300   LSB Financial Corp. ............        32,981
     2,550   New Century Financial Corp. ....       123,828
     3,000   North Central Bancshares,
               Inc. .........................       113,700
       100   Northeast Pennsylvania Financial
               Corp. ........................         1,840
       400   Northway Financial, Inc. .......        15,200
       100   Pacific Mercantile Bancorp*.....         1,119
       100   Pinnacle Bancshares, Inc. ......         1,690
     3,800   PSB Bancorp, Inc.*..............        39,140
    12,600   R & G Financial Corp., Class
               B.............................       435,204
     3,713   Republic Bancorp, Inc. .........        52,205
     1,500   Saxon Capital, Inc.*............        42,615
        15   UMB Financial Corp. ............           761
     1,485   Unity Bancorp, Inc. ............        19,973
     3,993   Wainwright Bank & Trust Co. ....        59,895

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BANKS continued
     1,350   Washington Savings Bank, F.S.B..  $     14,270
       300   Wells Financial Corp. ..........         9,660
     7,400   Westcorp........................       326,118
     5,000   WFS Financial, Inc.*............       216,600
                                               ------------
                                                  5,099,626
                                               ------------
             BIOTECHNOLOGY -- 1.0%
     2,300   Anika Therapeutics, Inc.*.......        19,067
     4,100   Harvard Bioscience, Inc.*.......        38,073
    16,600   Invitrogen Corp.*...............     1,190,054
    21,000   Savient Pharmaceuticals,
               Inc.*.........................        79,380
                                               ------------
                                                  1,326,574
                                               ------------
             BUILDING -- 2.9%
     1,100   Coachmen Industries, Inc. ......        18,348
       900   D.R. Horton, Inc. ..............        31,887
     1,700   Dominion Homes, Inc.*...........        64,685
    19,800   Hovnanian Enterprises, Inc.,
               Class A*......................       854,370
     3,380   Lennar Corp., Class B...........       172,076
       220   M.D.C. Holdings, Inc. ..........        15,488
    16,300   Pulte Homes, Inc. ..............       906,280
    13,400   Ryland Group, Inc. .............     1,190,322
     5,500   Skyline Corp. ..................       212,135
       100   Sterling Construction Co.,
               Inc.*.........................           463
     8,100   Technical Olympic USA, Inc.*....       259,200
       900   Willbros Group, Inc.*...........        13,509
                                               ------------
                                                  3,738,763
                                               ------------
             CELLULAR -- 1.1%
    12,800   Telephone & Data Systems,
               Inc. .........................       907,136
    22,201   Western Wireless Corp., Class
               A*............................       518,837
                                               ------------
                                                  1,425,973
                                               ------------
             CHEMICALS -- 2.4%
       600   A. Schulman, Inc. ..............        11,790
       500   American Pacific Corp. .........         3,985
     2,100   Arch Chemicals, Inc. ...........        59,283
     7,600   Bairnco Corp. ..................        53,732
     4,700   Bandag, Inc. ...................       233,919
     7,200   Landec Corp.*...................        61,920
     1,400   Octel Corp. ....................        41,790
    27,800   Rohm & Haas Co. ................     1,107,552
    28,600   RPM International, Inc. ........       473,044
    21,300   Sherwin-Williams Co. ...........       818,559
       800   Stepan Co. .....................        18,272
    29,500   Terra Industries, Inc.*.........       182,310
       500   TOR Minerals International,
               Inc.*.........................         3,085
                                               ------------
                                                  3,069,241
                                               ------------
             CONSTRUCTION MATERIALS -- 0.5%
    12,000   Ameron International Corp. .....       404,760
     1,500   Continental Materials Corp.*....        43,335
     3,400   Martin Marietta Materials,
               Inc. .........................       156,944
       100   U.S. Concrete, Inc.*............           598
                                               ------------
                                                    605,637
                                               ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)

                                                  Laudus Funds Annual Report  91

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, CONSTRUCTION MATERIALS continued
             DEFENSE -- 1.1%
     7,700   Armor Holdings, Inc.*...........  $    254,870
       400   EDO Corp. ......................         9,632
     2,600   Lowrance Electronics, Inc. .....        56,758
    19,700   Textron, Inc. ..................     1,047,055
       800   Todd Shipyards Corp. ...........        13,560
                                               ------------
                                                  1,381,875
                                               ------------
             DRUGS -- 3.9%
    18,900   Alpharma, Inc., Class A.........       370,629
     3,200   American Pharmaceuticals,
               Inc.*.........................       150,208
     2,800   Dade Behring Holdings, Inc.*....       124,544
     3,300   E-Z-EM, Inc. ...................        60,885
       800   Eon Labs, Inc.*.................        53,664
     9,100   First Horizon Pharmaceutical
               Corp.*........................       143,416
     3,574   Gen-Probe, Inc.*................       119,407
     1,298   Genencor International, Inc.*...        17,276
     4,600   Inverness Medical Innovations,
               Inc.*.........................        84,180
    32,700   King Pharmaceuticals, Inc.*.....       550,668
     5,600   Kos Pharmaceuticals, Inc.*......       228,144
       700   Lifecore Biomedical, Inc.*......         5,250
     6,410   Martek Biosciences Corp.*.......       365,370
    13,500   Nature's Sunshine Products,
               Inc. .........................       200,340
     8,100   NBTY, Inc.*.....................       301,158
    20,000   Nutraceutical International
               Corp.*........................       432,000
     9,356   Serologicals Corp.*.............       190,862
    11,400   Theragenics Corp.*..............        61,332
    28,000   Valeant Pharmaceuticals
               International.................       668,360
     4,300   Ventana Medical Systems,
               Inc.*.........................       176,128
    18,500   Watson Pharmaceuticals, Inc.*...       791,616
                                               ------------
                                                  5,095,437
                                               ------------
             DURABLES -- 1.6%
    39,900   Brunswick Corp. ................     1,629,117
     5,400   Harman International Industries,
               Inc. .........................       429,840
     2,300   Monaco Coach Corp. .............        61,640
                                               ------------
                                                  2,120,597
                                               ------------
             ELECTRIC UTILITIES -- 2.1%
    20,200   Central Vermont Public Service
               Corp. ........................       454,500
    33,600   Constellation Energy Group,
               Inc. .........................     1,342,320
     1,600   Green Mountain Power Corp. .....        41,392
     1,600   Maine & Maritimes Corp. ........        54,640
     1,000   Unitil Corp. ...................        27,720
    43,800   Xcel Energy, Inc. ..............       780,078
                                               ------------
                                                  2,700,650
                                               ------------
             FINANCIAL INVESTMENTS -- 1.2%
    23,250   Aaron Rents, Inc. ..............       578,693
     1,700   American Capital Strategies,
               Ltd. .........................        56,508
     4,700   California First National
               Bancorp.......................        60,489
       200   Fog Cutter Capital Group,
               Inc. .........................         1,200
     3,400   G-III Apparel Group, Ltd.*......        26,350

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, FINANCIAL INVESTMENTS continued
    11,250   MCG Capital Corp. ..............  $    227,138
    35,700   Tommy Hilfiger Corp.*...........       606,899
     4,700   Willis Lease Finance Corp.*.....        42,070
                                               ------------
                                                  1,599,347
                                               ------------
             FOOD -- 1.6%
       300   Cal-Maine Foods, Inc. ..........        10,680
    14,400   Chiquita Brands International,
               Inc.*.........................       300,240
    17,850   Flowers Foods, Inc. ............       468,384
       400   J & J Snack Foods Corp.*........        18,072
     2,891   Lance, Inc. ....................        47,383
     6,800   National Beverage Corp.*........        64,736
     6,500   Pepsi Bottling Group, Inc. .....       193,375
    21,900   PepsiAmericas, Inc. ............       447,198
     3,000   Ralcorp Holdings, Inc.*.........        91,290
       800   Seaboard Corp. .................       268,000
     3,500   Seneca Foods Corp., Class B*....        65,275
     1,300   Zapata Corp.*...................        71,500
                                               ------------
                                                  2,046,133
                                               ------------
             HEALTH -- 2.5%
    40,800   Coventry Health Care, Inc.*.....     1,727,064
    58,900   Humana, Inc.*...................     1,120,278
     4,500   Kindred Healthcare, Inc.*.......       226,350
       500   MedCath Corp.*..................         7,755
     6,156   National Home Health Care
               Corp.*........................        65,254
     1,400   Oxford Health Plans, Inc. ......        68,390
                                               ------------
                                                  3,215,091
                                               ------------
             HOUSEHOLD -- 2.5%
    24,700   Acuity Brands, Inc. ............       589,836
       900   American Biltrite, Inc. ........         9,810
     1,800   American Locker Group, Inc.*....        19,872
     4,000   Bassett Furniture Industries,
               Inc. .........................        79,320
     1,000   Brady Corp., Class A............        38,080
    15,700   Callaway Golf Co. ..............       297,986
     7,000   Central Garden & Pet Co.*.......       252,000
     3,700   Channell Commercial Corp.*......        15,466
     2,300   Chase Corp. ....................        31,970
     4,100   Communications Systems, Inc. ...        35,793
       200   Escalade, Inc. .................         6,634
    16,280   Griffon Corp.*..................       351,648
    21,700   Helen of Troy, Ltd.*............       672,917
     3,500   Hillenbrand Industries, Inc. ...       237,615
        32   K2, Inc.*.......................           513
    20,900   Kimball International, Inc.,
               Class B.......................       327,503
    10,300   Movado Group, Inc. .............       308,382
                                               ------------
                                                  3,275,345
                                               ------------
             INSTRUMENTS -- 6.0%
     7,000   ALARIS Medical Systems, Inc.*...       130,550
     3,500   Badger Meter, Inc. .............       130,375
    24,600   Bausch & Lomb, Inc. ............     1,475,261
       100   Bio-Logic Systems Corp.*........           593
       160   Candela Corp.*..................         2,194

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)

92  Laudus Funds Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, INSTRUMENTS continued
    16,300   Datascope Corp. ................  $    572,782
     8,200   Esterline Technologies Corp.*...       203,770
    27,100   Invacare Corp. .................     1,223,294
       600   Isco, Inc. .....................         7,320
     3,200   K-Tron International, Inc.*.....        68,160
     2,100   Kewaunee Scientific Corp. ......        22,470
       700   MedSource Technologies, Inc.*...         4,144
       100   Mesa Laboratories, Inc. ........           955
    33,000   Mine Safety Appliances Co. .....       935,880
     3,000   Ocular Sciences, Inc.*..........        87,450
    18,700   PerkinElmer, Inc. ..............       386,903
     1,472   Raven Industries, Inc. .........        45,043
     8,541   Respironics, Inc.*..............       461,385
     8,100   Sola International, Inc.*.......       188,325
     1,800   Span-America Medical Systems,
               Inc. .........................        24,586
    12,000   Tektronix, Inc. ................       392,520
    35,200   Thermo Electron Corp.*..........       995,456
    12,750   Trimble Navigation, Ltd.*.......       292,358
     3,500   Utah Medical Products, Inc.*....        87,885
       600   Vicon Industries, Inc.*.........         2,808
                                               ------------
                                                  7,742,467
                                               ------------
             INSURANCE -- 3.4%
     1,020   Alleghany Corp.*................       252,246
    17,900   American Financial Group,
               Inc. .........................       533,957
     2,700   AmerUs Group Co. ...............       108,945
    19,300   Aon Corp. ......................       538,663
       166   Argonaut Group, Inc.*...........         3,159
    13,700   Crawford & Co., Class B.........        69,596
     1,400   Delphi Financial Group, Inc.,
               Class A.......................        58,828
     5,500   FBL Financial Group, Inc., Class
               A.............................       154,550
    30,260   Fidelity National Financial,
               Inc. .........................     1,198,296
    10,400   FPIC Insurance Group, Inc.*.....       238,472
    13,100   Horace Mann Educators Corp. ....       205,932
     5,700   Max Re Capital, Ltd. ...........       128,820
     1,600   National Western Life Insurance
               Co., Class A*.................       236,464
    10,500   Old Republic International
               Corp. ........................       257,880
    10,000   Reinsurance Group of America,
               Inc. .........................       409,700
       200   SAFECO Corp. ...................         8,634
       400   Selective Insurance Group,
               Inc. .........................        14,028
                                               ------------
                                                  4,418,170
                                               ------------
             IT HARDWARE -- 4.9%
    15,548   Avocent Corp.*..................       572,011
     7,700   Cobra Electronics Corp.*........        62,763
    36,900   Cypress Semiconductor Corp.*....       755,343
    12,750   Diodes, Inc.*...................       278,078
       700   Espey Manufacturing &
               Electronics Corp. ............        17,640
    31,500   Fairchild Semiconductor.........       756,945
             International, Inc.*
    17,100   Harris Corp. ...................       827,811
       200   Innovex, Inc.*..................         1,358
       600   inTEST Corp.*...................         3,510

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, IT HARDWARE continued
    21,800   Marvell Technology Group,
               Ltd.*.........................  $    982,089
     1,000   Merrimac Industries, Inc.*......         6,940
    26,000   Mindspeed Technologies, Inc.*...       169,780
    12,800   Mykrolis Corp.*.................       182,528
     9,000   National Semiconductor Corp.*...       399,870
     2,100   ON Semiconductor Corp.*.........        15,834
    18,600   Orbital Sciences Corp.*.........       233,058
       100   SMTEK International, Inc.*......           769
     5,800   Standard Microsystems Corp.*....       154,512
     1,600   Trans-Lux Corp. ................        12,544
     2,800   Video Display Corp. ............        42,109
    42,500   Vishay Intertechnology, Inc.*...       906,950
     2,400   Zhone Technologies, Inc.*.......         9,336
                                               ------------
                                                  6,391,778
                                               ------------
             LIQUOR & TOBACCO -- 0.2%
     2,600   Boston Beer Co., Inc., Class
               A*............................        47,892
     3,700   Robert Mondavi Corp., Class A*..       139,897
     5,000   Todhunter International,
               Inc.*.........................        60,000
                                               ------------
                                                    247,789
                                               ------------
             MACHINERY -- 2.8%
     4,000   BHA Group Holdings, Inc. .......       119,960
       900   Calgon Carbon Corp. ............         6,930
       300   Evans & Sutherland Computer
               Corp. *.......................         1,290
     1,062   Federal Screw Works.............        38,763
    30,000   GrafTech International, Ltd.*...       448,500
       600   Hardinge, Inc. .................         7,410
     1,600   International Aluminum Corp. ...        52,320
       700   Lennox International, Inc. .....        12,985
       900   Minuteman International,
               Inc. .........................        10,026
     1,000   P & F Industries, Inc.*.........         8,580
     2,125   Q.E.P. Co., Inc.*...............        34,425
       800   Regal-Beloit Corp. .............        15,984
     9,800   Rockwell Automation, Inc. ......       339,766
     5,200   Rofin-Sinar Technologies,
               Inc.*.........................       155,220
    35,000   Snap-on, Inc. ..................     1,131,900
     5,600   Standex International Corp. ....       151,200
     2,800   Tecumseh Products Co., Class B..       115,724
     1,600   Terex Corp.*....................        59,152
    16,200   Timken Co. .....................       376,326
       200   Twin Disc, Inc. ................         4,010
       500   UNOVA, Inc.*....................        10,805
    14,600   York International Corp. .......       573,926
                                               ------------
                                                  3,675,202
                                               ------------
             MEDIA -- 1.1%
    22,300   American Greetings Corp., Class
               A*............................       507,771
     9,500   Banta Corp. ....................       439,755
     8,500   Bowne & Co., Inc. ..............       145,350
     1,100   Cadmus Communications Corp. ....        14,696
       500   Consolidated Graphics, Inc.*....        19,225
     1,500   Equity Marketing, Inc.*.........        22,350
     5,600   Outlook Group Corp. ............        38,024
     1,600   Point.360*......................         7,040
     7,000   Regent Communications, Inc.*....        45,570

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)

                                                  Laudus Funds Annual Report  93

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, MEDIA continued
       400   SBS Broadcasting SA*............  $     14,332
     7,000   Thomas Nelson, Inc. ............       190,540
                                               ------------
                                                  1,444,653
                                               ------------
             METALS -- 1.7%
    14,700   Cable Design Technologies
               Corp.*........................       139,356
    28,700   Harsco Corp. ...................     1,305,850
       100   L.B. Foster Co., Class A*.......           807
    14,000   Layne Christensen Co.*..........       205,100
     4,300   Olympic Steel, Inc.*............        60,071
     9,500   Oregon Steel Mills, Inc.*.......        71,820
    13,800   Ryerson Tull, Inc. .............       180,642
     9,700   Steel Dynamics, Inc.*...........       240,366
       600   Steel Technologies, Inc. .......        11,592
                                               ------------
                                                  2,215,604
                                               ------------
             MISCELLANEOUS FINANCIAL -- 0.4%
     6,150   Affiliated Managers Group,
               Inc.*.........................       335,667
     5,700   Maxcor Financial Group, Inc. ...        67,089
     5,900   Stifel Financial Corp.*.........       141,069
                                               ------------
                                                    543,825
                                               ------------
             OFFICE MACHINERY -- 1.3%
    25,000   Maxtor Corp.*...................       203,750
    24,000   Metrologic Instruments, Inc.*...       561,600
    10,400   Printronix, Inc.*...............       152,464
       500   SafeNet, Inc.*..................        18,770
       600   SanDisk Corp.*..................        17,022
    24,500   Storage Technology Corp.*.......       681,835
                                               ------------
                                                  1,635,441
                                               ------------
             OIL -- 2.7%
    10,000   Brigham Exploration Co.*........        73,500
     6,500   Carrizo Oil & Gas, Inc.*........        47,125
    50,700   Chesapeake Energy Corp. ........       679,380
     1,800   Clayton Williams Energy,
               Inc.*.........................        62,460
    22,100   Comstock Resources, Inc.*.......       439,127
     6,200   Denbury Resources, Inc.*........       104,532
     5,900   Energy Partners, Ltd.*..........        78,765
    17,600   KCS Energy, Inc.*...............       188,320
    11,800   Magnum Hunter Resources, Inc.*..       119,652
       600   Meridian Resource Corp.*........         3,612
     8,600   Patina Oil & Gas Corp. .........       225,750
    12,900   Peabody Energy Corp. ...........       599,979
    10,100   Petroleum Development Corp.*....       289,365
     9,899   Resource America, Inc., Class
               A.............................       183,132
     1,700   Tom Brown, Inc.*................        63,920
    12,500   Ultra Petroleum Corp.*..........       375,125
                                               ------------
                                                  3,533,744
                                               ------------
             OIL DISTRIBUTION -- 1.4%
     1,600   Ashland, Inc. ..................        74,384
    26,400   Sunoco, Inc. ...................     1,646,832
     7,100   TransMontaigne, Inc.*...........        43,310
                                               ------------
                                                  1,764,526
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             OIL SERVICES -- 0.6%
     1,700   Dawson Geophysical Co.*.........  $     20,893
     3,200   Gulf Island Fabrication,
               Inc. .........................        65,088
     1,400   Lufkin Industries, Inc. ........        43,890
     9,900   Oceaneering International,
               Inc.*.........................       301,455
     8,600   TETRA Technologies, Inc.*.......       224,718
     4,500   Torch Offshore, Inc.*...........        16,425
     4,900   Veritas DGC, Inc.*..............       101,430
                                               ------------
                                                    773,899
                                               ------------
             OTHER UTILITIES -- 0.9%
     3,198   Duratek, Inc.*..................        50,880
    12,800   NiSource, Inc. .................       272,000
    31,700   ONEOK, Inc. ....................       714,835
     3,900   SJW Corp. ......................       135,174
       400   Southern Union Co.*.............         7,580
                                               ------------
                                                  1,180,469
                                               ------------
             PAPER -- 1.5%
       600   Chesapeake Corp. ...............        14,322
     1,800   CSS Industries, Inc. ...........        59,850
     2,900   DSG International, Ltd. ........        15,892
     1,000   Greif, Inc., Class A............        34,940
    33,800   Louisiana-Pacific Corp. ........       872,040
    17,300   MeadWestvaco Corp. .............       489,417
     4,400   Nashua Corp.*...................        37,752
     2,400   Potlatch Corp. .................        97,800
     1,800   Rock-Tenn Co., Class A..........        25,956
     3,800   Schweitzer-Mauduit
               International, Inc. ..........       122,740
     6,588   Universal Forest Products,
               Inc. .........................       203,306
                                               ------------
                                                  1,974,015
                                               ------------
             REAL ESTATE DEVELOPMENT -- 1.2%
     5,500   American Safety Insurance Group,
               Ltd.*.........................        80,080
     4,500   AMREP Corp. ....................        74,925
     2,555   Avatar Holdings, Inc.*..........        95,787
     1,500   ILX Resorts, Inc. ..............        14,475
     2,700   J.W. Mays, Inc.*................        35,640
    11,000   LNR Property Corp. .............       588,830
     4,500   Patriot Transportation Holding,
               Inc.*.........................       163,800
    29,500   Trizec Properties, Inc. ........       505,925
                                               ------------
                                                  1,559,462
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS -- 2.3%
    10,700   Brandywine Realty Trust.........       326,885
    10,000   CBL & Associates Properties,
               Inc. .........................       613,400
         7   Developers Diversified Realty
               Corp. ........................           272
     3,200   Hanover Capital Mortgage
               Holdings, Inc. ...............        49,760
    12,700   Host Marriott Corp.*............       162,306
    20,000   iStar Financial, Inc. ..........       846,000
     8,700   Keystone Property Trust.........       211,497
     5,100   Koger Equity, Inc. .............       119,697

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)

94  Laudus Funds Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, REAL ESTATE INVESTMENT
               TRUSTS continued
     1,000   Middleton Doll Co. .............  $      3,890
     5,200   Novastar Financial, Inc. .......       342,940
       100   One Liberty Properties, Inc. ...         2,255
     2,100   Parkway Properties, Inc. .......        98,175
     7,200   Reckson Associates Realty
               Corp. ........................       202,608
     1,200   Winston Hotels, Inc. ...........        12,648
                                               ------------
                                                  2,992,333
                                               ------------
             RETAIL -- 5.8%
     7,571   1-800-FLOWERS.COM, Inc., Class
               A*............................        72,454
    27,200   AnnTaylor Stores Corp.*.........     1,164,160
     2,100   Blair Corp. ....................        55,965
    23,500   Boise Cascade Corp. ............       814,275
     5,700   Borders Group, Inc. ............       135,318
     1,500   Brown Shoe Co., Inc. ...........        54,645
    25,200   Charming Shoppes, Inc.*.........       196,308
     1,300   CSK Auto Corp.*.................        23,543
       500   Electronics Boutique Holdings
               Corp.*........................        14,680
     7,600   Finish Line, Inc., Class A*.....       281,048
     1,000   Foodarama Supermarkets, Inc.*...        34,440
    70,700   Foot Locker, Inc. ..............     1,824,060
       500   Fresh Brands, Inc. .............         5,025
       500   GSI Commerce, Inc.*.............         5,075
    16,400   Insight Enterprises, Inc.*......       315,700
    10,600   InterTAN, Inc.*.................       148,082
    17,400   J.C. Penney Co., Inc. ..........       605,172
       900   Neiman Marcus Group, Inc., Class
               A.............................        48,546
     5,900   Priceline.com, Inc.*............       159,064
    17,500   Ruddick Corp. ..................       354,200
       300   S&K Famous Brands, Inc.*........         5,259
     3,600   Sharper Image Corp.*............       117,288
     4,100   Sport Chalet, Inc.*.............        47,683
     5,500   Trans World Entertainment
               Corp.*........................        52,140
     2,700   Village Super Market, Inc. .....        88,425
       200   Weis Markets, Inc. .............         6,750
    14,200   Zale Corp.*.....................       874,010
                                               ------------
                                                  7,503,315
                                               ------------
             SERVICES -- 6.7%
     2,100   Ablest, Inc.*...................        16,191
     2,000   Almost Family, Inc.*............        16,960
       226   Ambassadors Groups, Inc. .......         5,589
    19,168   Apollo Group, Inc., Class A*....     1,650,555
    56,500   BearingPoint, Inc.*.............       605,680
    18,900   Brink's Co. ....................       521,262
       400   Carriage Services, Inc.*........         1,988
       440   Cass Information Systems,
               Inc. .........................        15,026
     4,700   CDI Corp. ......................       151,716
     7,600   Central Parking Corp. ..........       152,608
     6,800   Cornell Cos., Inc.*.............        78,676
     6,100   CPI Corp. ......................       116,083
    10,400   Discovery Partners
               International*................        63,960
     2,200   Ecology & Environment, Inc. ....        23,496

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, SERVICES continued
     9,200   Exponent, Inc.*.................  $    207,193
     2,400   Getty Images, Inc.*.............       129,552
     9,750   Healthcare Services Group,
               Inc. .........................       160,388
     4,300   Horizon Health Corp.*...........        98,986
     1,500   Imperial Parking Corp.*.........        38,700
     3,400   Kendle International, Inc.*.....        30,464
     1,900   Korn/Ferry International*.......        30,400
    10,300   Labor Ready, Inc.*..............       139,256
       600   MAXIMUS, Inc.*..................        21,000
     4,600   Metal Management, Inc.*.........       168,728
    10,300   Modem Media, Inc.*..............        66,950
     8,850   Monro Muffler Brake, Inc.*......       221,162
    44,700   MPS Group, Inc.*................       497,064
    15,900   Navigant Consulting, Inc.*......       321,657
     3,000   Navigant International, Inc.*...        54,000
     9,545   NCO Group, Inc.*................       223,061
     5,100   Opinion Research Corp.*.........        31,671
    41,500   PARXEL International Corp.*.....       741,605
     6,800   Pre-Paid Legal Services,
               Inc.*.........................       166,464
       400   RCM Technologies, Inc.*.........         2,828
     8,400   Regis Corp. ....................       373,296
     6,300   SOURCECORP, Inc.*...............       166,950
     6,300   Steiner Leisure, Ltd.*..........       102,060
    15,200   Sylvan Learning Systems,
               Inc.*.........................       533,672
    32,290   US Oncology, Inc.*..............       477,246
     9,500   Volt Information Sciences,
               Inc.*.........................       232,180
                                               ------------
                                                  8,656,323
                                               ------------
             SOAPS & COSMETICS -- 1.0%
       800   CPAC, Inc. .....................         4,480
     8,400   Del Laboratories, Inc.*.........       278,880
     9,600   Elizabeth Arden, Inc.*..........       202,752
    19,100   Estee Lauder Cos., Inc., Class
               A.............................       846,894
                                               ------------
                                                  1,333,006
                                               ------------
             SOFTWARE -- 5.7%
    46,123   Activision, Inc.*...............       729,666
       300   Ansoft Corp.*...................         4,326
    21,974   Ascential Software Corp.*.......       481,670
    47,000   Cadence Design Systems, Inc.*...       692,780
     5,300   CIBER, Inc.*....................        58,300
       500   E.piphany, Inc.*................         3,610
       200   Edgewater Technology, Inc.*.....         1,450
       400   eFunds Corp.*...................         6,560
    39,000   First American Corp. ...........     1,186,380
    24,300   GTECH Holdings Corp. ...........     1,437,101
     5,000   Keane, Inc.*....................        78,700
     2,500   Lightbridge, Inc.*..............        14,750
    27,900   Mentor Graphics Corp.*..........       497,178
     7,100   Pegasus Solutions, Inc.*........        82,928
    23,700   Perot Systems Corp., Class A*...       315,210
     6,100   PLATO Learning, Inc.*...........        61,549
     3,200   RSA Security, Inc.*.............        60,128
     5,500   SPSS, Inc.*.....................       100,650
    16,050   SS&C Technologies, Inc. ........       389,534
    51,000   Sybase, Inc.*...................     1,070,490

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)

                                                  Laudus Funds Annual Report  95

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, SOFTWARE continued
    10,000   Sykes Enterprises, Inc.*........  $     59,500
     3,200   TSR, Inc. ......................        24,960
                                               ------------
                                                  7,357,420
                                               ------------
             TELEPHONE -- 0.4%
     4,100   Atlantic Tele-Network, Inc. ....       127,100
    22,000   EarthLink, Inc.*................       194,920
     2,100   Hector Communications Corp.*....        39,060
    19,800   PTEK Holdings, Inc.*............       181,962
                                               ------------
                                                    543,042
                                               ------------
             TEXTILES -- 2.1%
     4,400   Ashworth, Inc.*.................        38,280
     3,500   Coach, Inc.*....................       143,465
     3,000   Culp, Inc.*.....................        30,900
     7,000   Delta Apparel, Inc. ............       139,300
       600   Hallwood Group, Inc.*...........        16,800
    31,400   Liz Claiborne, Inc. ............     1,152,066
    42,500   Phillips-Van Heusen Corp. ......       786,250
     6,402   Quaker Fabric Corp. ............        57,490
     6,900   Russell Corp. ..................       125,994
     6,700   Saucony, Inc., Class A..........       123,950
     3,400   Stride Rite Corp. ..............        36,074
     4,700   Tandy Brands Accessories,
               Inc. .........................        61,241
     1,800   Vans, Inc.*.....................        26,640
                                               ------------
                                                  2,738,450
                                               ------------
             TRANSPORTATION -- 4.8%
    19,200   Alexander & Baldwin, Inc. ......       635,136
       800   C2, Inc.*.......................        14,400
     3,200   Celadon Group, Inc.*............        53,216
    12,300   EGL, Inc.*......................       220,908
    18,200   Frontline, Ltd. ................       525,070
    21,000   General Maritime Corp.*.........       528,150
       500   Maritrans, Inc. ................         7,855
    19,575   Marten Transport, Ltd.*.........       371,925
     6,500   Overseas Shipholding Group,
               Inc. .........................       237,250
    45,600   Ryder Systems, Inc. ............     1,766,088
    24,000   Teekay Shipping Corp. ..........     1,653,600
     8,496   U.S. Xpress Enterprises, Inc.,
               Class A*......................       120,728
     6,400   USA Truck, Inc.*................        61,824
                                               ------------
                                                  6,196,150
                                               ------------
             TRAVEL & ENTERTAINMENT -- 3.4%
       800   Aztar Corp.*....................        19,608
    17,100   Bob Evans Farms, Inc. ..........       554,724
    17,500   CBRL Group, Inc. ...............       693,700
       450   CEC Entertainment, Inc.*........        15,615

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, TRAVEL & ENTERTAINMENT continued
     3,000   Checkers Drive-In Restaurants,
               Inc.*.........................  $     36,450
    20,800   CKE Restaurants, Inc.*..........       205,920
     5,400   Dave & Buster's, Inc.*..........        81,270
     5,000   Famous Dave's of America,
               Inc.*.........................        38,895
     5,900   Frisch's Restaurants, Inc. .....       162,250
     9,400   Landry's Restaurants, Inc. .....       280,402
       200   Lone Star Steakhouse & Saloon,
               Inc. .........................         5,838
     2,900   Luby's, Inc.*...................        17,255
     4,900   Mandalay Resort Group...........       280,574
     9,900   Marcus Corp. ...................       171,765
       900   Max & Erma's Restaurants,
               Inc.*.........................        15,075
     9,777   Movie Gallery, Inc. ............       191,531
    13,300   Orient- Express Hotels, Ltd.,
               Class A.......................       237,937
     7,500   Outback Steakhouse, Inc. .......       365,250
    14,600   Prime Hospitality Corp.*........       166,148
     2,100   Ruby Tuesday, Inc. .............        67,515
    14,955   Ryan's Family Steak Houses,
               Inc.*.........................       255,880
       260   Smith & Wollensky Restaurant
               Group, Inc.*..................         1,820
       200   Sonesta International Hotels
               Corp., Class A................         1,024
     6,000   Station Casinos, Inc. ..........       265,020
     2,800   Wendy's International, Inc. ....       113,932
    22,900   WestCoast Hospitality Corp.*....       151,140
                                               ------------
                                                  4,396,538
                                               ------------
             WHOLESALE -- 2.3%
    24,400   Arrow Electronics, Inc.*........       621,224
     7,547   CellStar Corp.*.................        79,244
       500   Department 56, Inc.*............         7,390
     3,000   Enesco Group, Inc.*.............        34,500
     1,900   Handleman Co. ..................        45,486
     3,900   Insurance Auto Auctions,
               Inc.*.........................        56,667
       800   Moore Medical Corp.*............         9,584
       700   Noland Co. .....................        31,850
    25,200   Omnicare, Inc. .................     1,117,116
    17,500   Tech Data Corp.*................       716,450
     2,400   United Stationers, Inc.*........       101,040
     2,800   Ventiv Health, Inc.*............        38,948
     2,500   Watsco, Inc., Class B...........        73,475
                                               ------------
                                                  2,932,974
                                               ------------
             TOTAL COMMON STOCK..............   122,176,757
                                               ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a)

96  Laudus Funds Annual Report

SHARES OR
PRINCIPAL                                         VALUE
-----------------------------------------------------------
             CORPORATE BONDS -- 0.0%
             WHOLESALE -- 0.0%
       872   Timco Avaiation Services, Inc.,
               8.00%, 1/2/07, (b)............  $          0
                                               ------------
             TOTAL CORPORATE BONDS...........             0
                                               ------------
             WARRANTS -- 0.0%
             WHOLESALE -- 0.0%
       905   Timco Aviation Services,
               Inc. .........................             5
                                               ------------
             TOTAL WARRANTS..................             5
                                               ------------
             REPURCHASE AGREEMENTS -- 5.3%
$6,817,289   Bear Stearns dated 3/31/04, due
               4/1/04 at 1.02% with a
               maturity value of $6,817,482
               (Fully collateralized by U.S.
               Treasury Bonds)...............     6,817,289
                                               ------------
             TOTAL REPURCHASE AGREEMENTS.....     6,817,289
                                               ------------
             TOTAL INVESTMENTS (COST
               $91,983,467) (c) -- 99.5%.....   128,994,051
             OTHER ASSETS IN EXCESS OF
               LIABILITIES -- 0.5%...........       627,612
                                               ------------
             NET ASSETS -- 100.0%............  $129,621,663
                                               ============

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Bankrupt security/delisted; fair valued by management.

(c) The aggregate cost for federal income tax purposes is $92,751,324 and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...................  $36,892,480
    Unrealized depreciation...................     (649,753)
                                                -----------
    Net unrealized appreciation...............  $36,242,727
                                                ===========

                         See the accompanying notes to the financial statements.

                                                  Laudus Funds Annual Report  97

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND as of 3/31/04

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK -- 92.7%
          AIRCRAFT -- 0.0%
  5,600   BE Aerospace, Inc.*...............  $     37,632
                                              ------------
          AIRLINES -- 1.1%
 23,900   AirTran Holdings, Inc.*...........       283,932
 18,500   Atlantic Coast Airlines Holdings,
            Inc.*...........................       134,495
    400   Continental Airlines, Inc., Class
            B*..............................         5,012
 30,800   JetBlue Airways Corp.*............       778,932
 24,137   Northwest Airlines Corp.*.........       244,025
                                              ------------
                                                 1,446,396
                                              ------------
          AUTOS -- 0.8%
  6,200   Aftermarket Technology Corp.*.....        91,078
 13,900   Collins & Aikman Corp.*...........        76,450
 15,845   Gentex Corp. .....................       687,356
  2,800   IMPCO Technologies, Inc.*.........        15,484
    800   Quantum Fuel Systems Technologies
            Worldwide, Inc.*................         6,344
  3,300   Superior Industries International,
            Inc. ...........................       116,952
                                              ------------
                                                   993,664
                                              ------------
          BANKS -- 4.4%
 57,400   AmeriCredit Corp.*................       977,522
    400   Banc Corp.*.......................         2,864
 11,700   Brookline Bancorp, Inc. ..........       186,615
  8,300   Capitol Federal Financial.........       297,970
    700   CVB Financial Corp. ..............        14,532
 18,100   Leucadia National Corp. ..........       964,368
 26,985   Old National Bancorp..............       609,861
  1,200   Omega Financial Corp. ............        43,874
  5,304   People's Bank.....................       246,583
 14,000   Southwest Bancorp of Texas,
            Inc. ...........................       528,220
  1,700   Student Loan Corp. ...............       263,517
  9,100   Temple-Inland, Inc. ..............       576,394
 27,400   Valley National Bancorp...........       766,378
  4,000   Westamerica Bancorp...............       201,840
                                              ------------
                                                 5,680,538
                                              ------------
          BIOTECHNOLOGY -- 1.8%
 19,800   Alexion Pharmaceuticals, Inc.*....       470,448
 11,500   ARIAD Pharmaceuticals, Inc.*......       108,790
 27,200   Avigen, Inc.*.....................       148,757
 17,200   Cell Genesys, Inc.*...............       207,088
 57,700   Human Genome Sciences, Inc.*......       722,981
  4,300   ICOS Corp.*.......................       159,315
  7,300   Kosan Biosciences, Inc.*..........        77,161
 16,300   Myriad Genetics, Inc.*............       264,386
    200   Neurocrine Biosciences, Inc.*.....        11,820
  1,300   Novavax, Inc.*....................         7,618
  1,800   Onyx Pharmaceuticals, Inc.*.......        72,828
    600   Techne Corp.*.....................        24,486
    100   Telik, Inc.*......................         2,684
                                              ------------
                                                 2,278,362
                                              ------------

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK continued
          BUILDING -- 0.2%
  5,700   EMCOR Group, Inc.*................  $    209,190
    700   Palm Harbor Homes, Inc.*..........        14,672
                                              ------------
                                                   223,862
                                              ------------
          CELLULAR -- 0.0%
    900   Centennial Communications
            Corp.*..........................         6,084
                                              ------------
          CHEMICALS -- 3.2%
  9,100   BioSphere Medical, Inc.*..........        43,225
  5,400   Eastman Chemical Co. .............       230,472
 51,000   Goodyear Tire & Rubber Co.*.......       435,540
 66,100   IMC Global, Inc. .................       945,230
 27,000   International Flavors &
            Fragrances, Inc. ...............       958,500
 54,400   Lyondell Chemical Co. ............       807,296
 26,300   Millennium Chemicals, Inc. .......       392,922
  7,060   North American Scientific,
            Inc.*...........................        70,600
 15,300   Valhi, Inc. ......................       193,086
  1,100   Valspar Corp. ....................        54,153
                                              ------------
                                                 4,131,024
                                              ------------
          COMPUTERS -- 0.1%
 27,415   Cray, Inc.*.......................       181,761
                                              ------------
          CONSTRUCTION MATERIALS -- 0.1%
    200   Devcon International Corp.*.......         1,610
  7,600   Nanophase Technologies Corp.*.....        75,088
                                              ------------
                                                    76,698
                                              ------------
          DEFENSE -- 0.9%
 15,100   Alliant Techsystems, Inc.*........       821,440
    500   DRS Technologies, Inc.*...........        13,990
  6,300   Microvision, Inc.*................        55,314
  7,600   Sturm, Ruger & Co., Inc. .........       102,676
  2,400   United Defense Industries,
            Inc.*...........................        76,296
  4,300   United Industrial Corp. ..........        81,442
                                              ------------
                                                 1,151,158
                                              ------------
          DRUGS -- 6.6%
  6,400   Able Laboratories, Inc.*..........       124,992
 23,400   Adolor Corp.*.....................       351,702
 34,900   Alkermes, Inc.*...................       558,051
 10,300   AtheroGenics, Inc.*...............       235,561
  7,800   Bone Care International, Inc.*....       156,000
    600   Cellegy Pharmaceuticals, Inc.*....         2,382
 14,000   Cephalon, Inc.*...................       802,340
 10,400   Cerus Corp.*......................        34,632
  5,800   Cubist Pharmaceuticals, Inc.*.....        53,360
 37,100   CV Therapeutics, Inc.*............       561,323
    100   DepoMed, Inc.*....................           783
  8,200   Discovery Laboratories, Inc.*.....        99,958
  8,300   Emisphere Technologies, Inc.*.....        54,855
     36   Enzo Biochem, Inc.*...............           606
 13,848   Enzon Pharmaceuticals, Inc.*......       213,675
  6,800   Epix Medical, Inc.*...............       141,100
  2,105   Guilford Pharmaceuticals, Inc.*...        15,219
    700   Immunomedics, Inc.*...............         2,835

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund

98  Laudus Funds Annual Report

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK, DRUGS continued
 15,500   Indevus Pharmaceuticals, Inc.*....  $     93,775
 16,700   Inspire Pharmaceuticals, Inc.*....       215,096
 68,000   Isis Pharmaceuticals, Inc.*.......       527,680
 10,000   MGI Pharma, Inc.*.................       612,600
  9,100   Neose Technologies, Inc.*.........        85,540
  7,500   Neurogen Corp.*...................        63,450
 38,100   NPS Pharmaceuticals, Inc.*........     1,087,754
 10,200   Pain Therapeutics, Inc.*..........        70,890
 13,735   Penwest Pharmaceuticals Co.*......       200,668
  6,400   Pharmacyclics, Inc.*..............        86,208
  2,200   Protein Design Labs, Inc.*........        52,404
    900   Salix Pharmaceuticals, Ltd.*......        26,118
    300   SciClone Pharmaceuticals, Inc.*...         1,620
 22,000   Sepracor, Inc.*...................     1,058,200
      5   Tanox, Inc.*......................            74
 21,800   Transkaryotic Therapies, Inc.*....       374,088
  8,500   United Therapeutics Corp.*........       202,555
 40,100   Vertex Pharmaceuticals, Inc.*.....       377,742
  6,004   Zymogenetics, Inc.*...............        92,762
                                              ------------
                                                 8,638,598
                                              ------------
          DURABLES -- 0.1%
    100   Fedders Corp. ....................           571
  8,800   National R.V. Holdings, Inc.*.....       139,040
                                              ------------
                                                   139,611
                                              ------------
          ELECTRIC UTILITIES -- 3.2%
  6,000   Black Hills Corp. ................       191,220
  4,700   Calpine Corp.*....................        21,949
  6,200   CenterPoint Energy, Inc. .........        70,866
  1,100   CH Energy Group, Inc. ............        53,999
 31,900   CMS Energy Corp.*.................       285,505
 40,400   DPL, Inc. ........................       757,500
 28,300   DTE Energy Co. ...................     1,164,545
 29,100   Energy East Corp. ................       737,976
  4,800   Otter Tail Corp. .................       126,816
  6,500   Pepco Holdings, Inc. .............       132,860
 45,400   TECO Energy, Inc. ................       664,202
                                              ------------
                                                 4,207,438
                                              ------------
          FINANCIAL INVESTMENTS -- 0.9%
  1,600   Acacia Research -- Acacia
            Technologies*...................        10,800
  2,500   InterDigital Communications
            Corp.*..........................        43,700
 55,700   Macrovision Corp.*................     1,040,476
    500   Royal Gold, Inc. .................         8,855
                                              ------------
                                                 1,103,831
                                              ------------
          FOOD -- 1.4%
  1,600   Bridgford Foods Corp. ............        12,640
  2,100   Cagle's, Inc.*....................        18,270
    300   Fresh Del Monte Produce, Inc. ....         7,728
  1,200   Hormel Foods Corp. ...............        35,196
 19,200   Monterey Pasta Co.*...............        65,280
 44,900   Tootsie Roll Industries, Inc. ....     1,641,535
                                              ------------
                                                 1,780,649
                                              ------------

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK continued
          HEALTH -- 2.2%
  9,200   AMERIGROUP Corp.*.................  $    420,440
 26,200   Array BioPharma, Inc.*............       235,800
    600   Bio-Reference Labs, Inc.*.........         9,486
  8,000   First Health Group Corp.*.........       174,880
  3,300   Laboratory Corp. of America
            Holdings*.......................       129,525
  5,676   Lincare Holdings, Inc.*...........       178,340
  9,000   MIM Corp.*........................        68,463
 12,000   Odyssey Healthcare, Inc.*.........       226,200
  5,100   Specialty Laboratories, Inc.*.....        55,080
 81,700   Tenet Healthcare Corp.*...........       911,772
  7,600   Triad Hospitals, Inc.*............       234,232
  6,200   U.S. Physical Therapy, Inc.*......        85,560
  4,700   VistaCare, Inc., Class A*.........       126,994
                                              ------------
                                                 2,856,772
                                              ------------
          HOUSEHOLD -- 1.4%
  2,700   AEP Industries, Inc.*.............        28,890
 23,700   Leapfrog Enterprises, Inc.*.......       458,595
 36,100   Pactiv Corp.*.....................       803,225
    400   Research Frontiers, Inc.*.........         3,888
 28,800   Tupperware Corp. .................       512,928
                                              ------------
                                                 1,807,526
                                              ------------
          INSTRUMENTS -- 4.4%
  1,600   Aksys, Ltd.*......................        10,384
 67,800   Applera Corp. ....................     1,341,084
    500   ATS Medical, Inc.*................         2,535
  4,083   Catapult Communications Corp.*....        72,796
 13,774   Cepheid, Inc.*....................       128,236
  8,200   Cholestech Corp.*.................        72,160
 16,100   Ciphergen Biosystems, Inc.*.......       134,113
  3,000   Closure Medical Corp.*............        82,500
  1,600   Cognex Corp. .....................        53,200
 22,700   Conceptus, Inc.*..................       270,584
  8,700   Cyberonics, Inc.*.................       208,452
 25,700   Cytyc Corp.*......................       571,825
    300   Daxor Corp.*......................         4,320
  7,400   DENTSPLY International, Inc. .....       328,042
  9,500   Embrex, Inc.*.....................       107,730
  8,000   ICU Medical, Inc.*................       242,960
  9,400   Illumina, Inc.*...................        70,970
  6,900   Integra LifeSciences Holdings*....       211,278
  5,800   Intuitive Surgical, Inc.*.........        98,600
  5,205   Ixia*.............................        56,318
  3,100   Kensey Nash Corp.*................        76,415
  7,228   Kyphon, Inc.*.....................       172,821
    500   Luminex Corp.*....................         4,525
  1,500   Mettler-Toledo International,
            Inc.*...........................        66,600
  2,500   Millipore Corp.*..................       128,450
 17,700   Orasure Technologies, Inc.*.......       183,372
  2,100   Possis Medical, Inc.*.............        59,073
  8,100   Q-Med, Inc.*......................        88,938
  9,600   Regeneration Technologies,
            Inc.*...........................       108,960
 13,400   ResMed, Inc.*.....................       605,546

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund

                                                  Laudus Funds Annual Report  99

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK, INSTRUMENTS continued
  4,400   Rita Medical Systems, Inc.*.......  $     24,460
  7,900   STAAR Surgical Co.*...............        70,863
                                              ------------
                                                 5,658,110
                                              ------------
          INSURANCE -- 2.0%
  2,400   American Physicians Capital,
            Inc.*...........................        50,160
 18,800   Brown & Brown, Inc. ..............       728,688
  7,600   Centene Corp.*....................       232,484
  1,805   Citizens, Inc.*...................        13,447
  1,100   CNA Financial Corp.*..............        30,316
  1,853   Financial Industries Corp.*.......        24,571
 10,111   Harleysville Group, Inc. .........       188,267
    400   Markel Corp.*.....................       115,160
  9,200   U.S.I. Holdings Corp.*............       136,068
 27,900   Willis Group Holdings, Ltd. ......     1,037,880
                                              ------------
                                                 2,557,041
                                              ------------
          IT HARDWARE -- 5.1%
 15,000   Advanced Energy Industries,
            Inc.*...........................       305,850
 65,200   Advanced Micro Devices, Inc.*.....     1,058,196
 21,500   AVX Corp. ........................       354,535
    600   Centillium Communications,
            Inc.*...........................         2,712
 13,600   Energy Conversion Devices,
            Inc.*...........................       133,280
    141   Exar Corp.*.......................         2,609
 10,100   Helix Technology Corp. ...........       244,925
    350   Ibis Technology Corp.*............         4,071
 20,189   Integrated Circuit Systems,
            Inc.*...........................       505,331
  2,300   Metalink, Ltd.*...................        18,400
 11,696   Micrel, Inc.*.....................       156,142
  4,000   Micro Linear Corp.*...............        24,840
  3,100   Microchip Technology, Inc. .......        82,336
  1,100   NeoMagic Corp.*...................         5,126
 12,400   NVIDIA Corp.*.....................       328,476
    900   Parlex Corp.*.....................         5,490
 17,800   Pericom Semiconductor Corp.*......       204,344
 19,400   PMC-Sierra, Inc.*.................       329,218
 39,900   Rambus, Inc.*.....................     1,118,397
 18,900   RF Micro Devices, Inc.*...........       159,894
 50,100   Semtech Corp.*....................     1,143,782
  3,700   Supertex, Inc.*...................        61,716
    600   Synaptics, Inc.*..................        10,524
 10,300   Technitrol, Inc.*.................       193,640
    200   Universal Display Corp.*..........         2,566
  8,100   Vicor Corp.*......................        99,387
  6,260   Virage Logic Corp.*...............        57,892
    300   Vyyo, Inc.*.......................         1,989
                                              ------------
                                                 6,615,668
                                              ------------
          LIQUOR & TOBACCO -- 0.1%
  2,500   DIMON, Inc. ......................        17,750
  8,820   Vector Group, Ltd. ...............       149,940
                                              ------------
                                                   167,690
                                              ------------
          MACHINERY -- 3.7%
  4,100   3D Systems Corp.*.................        51,455
  3,000   Aaon, Inc.*.......................        59,370
 12,100   Ball Corp. .......................       820,138
  2,100   C & D Technologies, Inc. .........        35,091

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK, MACHINERY continued
  5,949   CUNO, Inc.*.......................  $    266,991
 19,200   Federal Signal Corp. .............       381,120
  1,100   Franklin Electric Co., Inc. ......        70,048
 27,000   FuelCell Energy, Inc.*............       366,120
  9,900   Global Power Equipment Group,
            Inc.*...........................        83,358
  5,100   Intevac, Inc.*....................        52,530
  4,900   Lindsay Manufacturing Co. ........       117,992
 11,300   Manitowoc Co., Inc. ..............       334,254
  2,000   Material Sciences Corp. ..........        22,000
  4,390   Maxwell Technologies, Inc.*.......        57,070
 35,000   Pall Corp. .......................       794,150
  6,800   Silgan Holdings, Inc.*............       310,964
 13,700   SPX Corp. ........................       623,076
  1,200   The Fairchild Corp., Class A*.....         5,976
    100   TransTechnology Corp.*............           765
 13,200   Trinity Industries, Inc. .........       366,960
                                              ------------
                                                 4,819,428
                                              ------------
          MEDIA -- 4.5%
 67,400   Catalina Marketing Corp.*.........     1,306,886
  4,300   Crown Media Holdings, Inc., Class
            A*..............................        34,787
 11,800   Dow Jones & Co., Inc. ............       565,338
  4,100   E.W. Scripps Co., Class A.........       414,551
  1,700   Fisher Communications, Inc.*......        82,875
 19,200   Journal Register Co.*.............       401,280
    100   Knight-Ridder, Inc. ..............         7,325
 24,500   Lamar Advertising Corp.*..........       985,390
  5,700   McClatchy Co., Class A............       404,928
  7,200   Pixar*............................       464,112
  9,700   R. H. Donnelley Corp.*............       452,990
  3,100   Salem Communications Corp., Class
            A*..............................        84,878
 21,800   Valassis Communications, Inc.*....       662,720
                                              ------------
                                                 5,868,060
                                              ------------
          METALS -- 1.0%
  7,100   A. M. Castle & Co.*...............        64,184
 39,400   AK Steel Holding Corp.*...........       231,278
 11,200   American Superconductor Corp.*....       143,360
 18,400   Apex Silver Mines, Ltd.*..........       415,104
  2,100   Hecla Mining Co.*.................        17,661
 26,100   Lone Star Technologies, Inc.*.....       461,187
                                              ------------
                                                 1,332,774
                                              ------------
          MISCELLANEOUS FINANCIAL -- 0.9%
  3,000   BKF Capital Group, Inc. ..........        77,400
    400   BlackRock, Inc. ..................        24,468
 30,400   Investment Technology Group,
            Inc.*...........................       465,120
 32,600   W.P. Stewart & Co., Ltd. .........       650,044
    400   Westwood Holdings Group, Inc. ....         6,700
                                              ------------
                                                 1,223,732
                                              ------------
          OFFICE MACHINERY -- 1.0%
 82,200   Brocade Communications Systems,
            Inc.*...........................       547,452
    200   Concord Camera Corp.*.............         1,256

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund

100  Laudus Funds Annual Report

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK, OFFICE MACHINERY continued
  2,700   Dot Hill Systems Corp.*...........  $     27,054
  5,400   Drexler Technology Corp.*.........        73,980
  9,900   Echelon Corp.*....................       111,573
  7,700   Fargo Electronics, Inc.*..........        87,010
  2,700   General Binding Corp.*............        45,900
  8,500   Immersion Corp.*..................        64,600
  4,900   Interlink Electronics, Inc.*......        58,261
 21,300   Iomega Corp. .....................       119,067
 14,500   McDATA Corp., Class B*............        99,760
  6,450   Qualstar Corp.*...................        37,668
    400   SCM Microsystems, Inc.*...........         2,684
                                              ------------
                                                 1,276,265
                                              ------------
          OIL -- 3.4%
    500   ATP Oil & Gas Corp.*..............         3,190
  2,500   Energen Corp. ....................       103,125
 20,300   EOG Resources, Inc. ..............       931,567
 17,800   Equitable Resources, Inc. ........       790,676
 21,400   Massey Energy Co. ................       472,298
 16,300   Noble Energy, Inc. ...............       767,730
 21,800   Pioneer Natural Resources Co. ....       704,140
 10,600   Pogo Producing Co. ...............       486,222
  4,800   Quicksilver Resources, Inc.*......       186,048
                                              ------------
                                                 4,444,996
                                              ------------
          OIL DISTRIBUTION -- 1.1%
107,500   El Paso Corp. ....................       764,325
  1,700   Frontier Oil Corp. ...............        32,946
 69,000   Williams Cos., Inc. ..............       660,330
                                              ------------
                                                 1,457,601
                                              ------------
          OIL SERVICES -- 1.1%
 20,000   FMC Technologies, Inc.*...........       540,600
 16,400   Noble Corp.*......................       630,088
 11,900   Rowan Cos., Inc.*.................       250,971
                                              ------------
                                                 1,421,659
                                              ------------
          OTHER UTILITIES -- 0.1%
  5,900   Vectren Corp. ....................       145,553
                                              ------------

          PAPER -- 1.7%
 10,200   Bowater, Inc. ....................       445,026
  3,300   Deltic Timber Corp. ..............       117,084
    300   Longview Fibre Co. ...............         3,348
 39,400   Plum Creek Timber Co. ............     1,279,712
  8,100   Pope & Talbot, Inc. ..............       139,239
  5,100   Sealed Air Corp.*.................       253,623
                                              ------------
                                                 2,238,032
                                              ------------
          REAL ESTATE DEVELOPMENT -- 1.3%
 10,800   Catellus Development Corp. .......       280,908
 10,900   Forest City Enterprises, Inc.,
            Class A.........................       586,965
  1,000   Griffin Land & Nurseries, Inc.*...        25,400
    900   Kennedy-Wilson, Inc.*.............         6,210

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK continued
  4,700   Tejon Ranch Co.*..................  $    173,712
 14,600   The St. Joe Co. ..................       594,074
                                              ------------
                                                 1,667,269
                                              ------------
          REAL ESTATE INVESTMENT TRUSTS -- 5.2%
  1,400   Alexander's, Inc.*................       224,000
 28,500   Apartment Investment & Management
            Co., Class A....................       886,065
  6,900   Associated Estates Realty
            Corp. ..........................        63,273
 14,400   Boston Properties, Inc. ..........       782,064
 18,400   BRE Properties, Inc., Class A.....       631,488
 17,800   Camden Property Trust.............       800,110
 20,300   CarrAmerica Realty Corp. .........       688,170
 12,400   Cousins Properties, Inc. .........       406,596
 12,800   Glimcher Realty Trust.............       346,880
  1,500   Hersha Hospitality Trust..........        15,900
 12,900   Highwoods Properties, Inc. .......       338,109
  5,800   Manufactured Home Communities,
            Inc. ...........................       204,740
  4,800   Post Properties, Inc. ............       138,240
    800   Saul Centers, Inc. ...............        24,440
  3,200   Shurgard Storage Centers, Inc.,
            Class A.........................       127,680
 12,100   Summit Properties, Inc. ..........       288,585
  1,300   Tanger Factory Outlet Centers,
            Inc. ...........................        58,916
 37,300   United Dominion Realty Trust,
            Inc. ...........................       731,826
                                              ------------
                                                 6,757,082
                                              ------------
          RETAIL -- 4.8%
 15,400   99 Cents Only Stores*.............       376,068
    100   A.C. Moore Arts & Crafts, Inc.*...         2,700
  7,200   Abercrombie & Fitch Co., Class
            A...............................       243,648
 41,400   AutoNation, Inc.*.................       705,870
 24,500   Carmax, Inc.*.....................       715,400
 26,800   Circuit City Stores, Inc. ........       302,840
 43,000   Dillard's, Inc., Class A..........       823,880
  7,539   Fastenal Co. .....................       404,769
  6,400   Great Atlantic & Pacific Tea
            Co.*............................        49,536
  5,877   Ingles Markets, Inc., Class A.....        62,925
    100   J. Jill Group, Inc.*..............         2,052
  4,600   Kirkland's, Inc.*.................        75,118
    994   Mothers Work, Inc.*...............        26,490
 28,100   Payless ShoeSource, Inc.*.........       392,276
  5,600   Pricesmart, Inc.*.................        37,408
 20,000   Restoration Hardware, Inc.*.......        99,400
  1,000   Too, Inc.*........................        20,950
 15,100   Wet Seal, Inc.*...................       124,575
  4,700   Whitehall Jewellers, Inc.*........        42,958
 15,666   Whole Foods Market, Inc. .........     1,174,167
  6,700   Williams-Sonoma, Inc.*............       229,140
 17,500   Wilsons The Leather Experts,
            Inc.*...........................        48,825
 32,300   Winn-Dixie Stores, Inc. ..........       245,480
                                              ------------
                                                 6,206,475
                                              ------------
          SERVICES -- 6.6%
 31,500   Albany Molecular Research,
            Inc.*...........................       500,535
    600   Ambassadors International,
            Inc. ...........................         7,830
 11,492   Amn Healthcare Services, Inc.*....       210,878

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund

                                                 Laudus Funds Annual Report  101

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK, SERVICES continued
  5,338   Arena Pharmaceuticals, Inc.*......  $     34,697
 21,300   Charles River Laboratories,
            Inc.*...........................       912,705
  3,700   ChoicePoint, Inc.*................       140,711
 11,000   Coinstar, Inc.*...................       174,570
 26,800   Corinthian Colleges, Inc.*........       886,008
 40,300   DeVry, Inc.*......................     1,215,045
 10,000   Equifax, Inc. ....................       258,200
  7,900   Exact Sciences Corp.*.............        61,383
 31,500   Exelixis, Inc.*...................       269,325
  1,600   Hewitt Associates, Inc., Class
            A*..............................        51,216
  1,900   IMCO Recycling, Inc.*.............        17,898
  2,500   iPayment Holdings, Inc.*..........        83,150
    100   Iron Mountain, Inc.*..............         4,463
 16,300   Learning Tree International,
            Inc.*...........................       259,007
 24,700   Maxygen, Inc.*....................       234,403
  4,700   Medical Staffing Network Holdings,
            Inc.*...........................        36,989
  5,200   NetRatings, Inc.*.................        57,460
 11,555   Pharmaceutical Product
            Development, Inc.*..............       344,223
 25,500   Regeneron Pharmaceuticals,
            Inc.*...........................       346,290
  2,800   RemedyTemp, Inc., Class A*........        37,100
 41,100   Robert Half International,
            Inc.*...........................       970,782
 11,200   Shaw Group, Inc.*.................       121,408
 77,200   Sotheby's Holdings, Inc., Class
            A*..............................       992,020
  1,200   Syntroleum Corp.*.................         8,580
  9,100   Watson Wyatt & Co. Holdings*......       229,684
    900   Weight Watchers International,
            Inc.*...........................        38,043
                                              ------------
                                                 8,504,603
                                              ------------
          SOAPS & COSMETICS -- 0.7%
  7,600   Chattem, Inc.*....................       196,992
 13,200   Church & Dwight Co., Inc. ........       571,692
 21,300   Playtex Products, Inc.*...........       147,183
                                              ------------
                                                   915,867
                                              ------------
          SOFTWARE -- 5.8%
 21,200   BARRA, Inc. ......................       741,788
  2,100   Citrix Systems, Inc.*.............        45,402
  6,100   Clarus Corp.*.....................        60,512
  2,800   Computer Programs & Systems,
            Inc. ...........................        53,200
    300   Digital Insight Corp.*............         6,216
  1,200   Embarcadero Technologies, Inc.*...        15,408
    600   Group 1 Software, Inc.*...........         9,768
115,725   Identix, Inc.*....................       668,775
  3,167   Integral Systems, Inc. ...........        60,173
 23,700   Jack Henry & Associates, Inc. ....       456,462
  1,400   Lawson Software, Inc.*............        11,620
    900   Manhattan Associates, Inc.*.......        25,020
  6,600   ManTech International Corp., Class
            A*..............................       135,234
 29,800   Mercury Computer Systems, Inc.*...       759,900
 27,800   Mercury Interactive Corp.*........     1,245,440
 20,500   Nassda Corp.*.....................       142,270
 14,425   National Instruments Corp. .......       453,811
  2,600   Netiq Corp.*......................        36,296

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK, SOFTWARE continued
 14,400   Network Engines, Inc.*............  $     54,864
    600   ProxyMed, Inc.*...................        11,424
    601   Quality Systems, Inc.*............        27,303
 21,600   Red Hat, Inc.*....................       493,776
  8,300   Renaissance Learning, Inc. .......       218,705
 25,000   Reynolds & Reynolds Co., Class
            A...............................       710,250
 23,600   SEI Investments Co. ..............       778,800
    500   SERENA Software, Inc.*............        10,175
  5,400   Synplicity, Inc.*.................        38,880
 28,200   TriZetto Group, Inc.*.............       218,550
 15,000   VitalWorks, Inc.*.................        56,250
                                              ------------
                                                 7,546,272
                                              ------------
          TELEPHONE -- 1.8%
 33,633   Cablevision Systems Group*........       769,523
 58,600   Citizens Communications Co.*......       758,284
    271   Hickory Tech Corp. ...............         3,369
 26,200   Level 3 Communications, Inc.*.....       105,324
  7,800   LodgeNet Entertainment Corp.*.....       148,200
 12,900   Net2Phone, Inc.*..................        67,080
 27,600   Primus Telecommunications Group,
            Inc.*...........................       232,116
 10,700   TALK America Holdings, Inc.*......        90,629
 17,100   Time Warner Telecom, Inc., Class
            A*..............................       111,663
                                              ------------
                                                 2,286,188
                                              ------------
          TEXTILES -- 1.3%
 31,900   Cintas Corp. .....................     1,387,331
  9,000   DHB Industries, Inc.*.............        66,330
  6,000   Mossimo, Inc.*....................        23,874
  5,000   OshKosh B'Gosh, Inc., Class A.....       117,000
  1,400   Perry Ellis International,
            Inc.*...........................        38,486
                                              ------------
                                                 1,633,021
                                              ------------
          TRANSPORTATION -- 1.5%
 13,300   C.H. Robinson Worldwide, Inc. ....       551,950
 14,873   Expeditors International of
            Washington, Inc. ...............       587,335
    500   Forward Air Corp.*................        16,435
  5,100   Heartland Express, Inc. ..........       116,178
 39,900   Kansas City Southern*.............       554,610
  4,000   Knight Transportation, Inc.*......        95,920
                                              ------------
                                                 1,922,428
                                              ------------
          TRAVEL & ENTERTAINMENT -- 4.3%
  3,900   Bally Total Fitness Holding
            Corp.*..........................        22,854
    800   Carmike Cinemas, Inc.*............        29,817
  4,300   Champps Entertainment, Inc.*......        36,206
 52,300   Hilton Hotels Corp. ..............       849,875
 27,500   Krispy Kreme Doughnuts, Inc.*.....       944,350
 32,800   MGM Mirage*.......................     1,487,152
 16,300   Penn National Gaming, Inc.*.......       468,951
 39,200   Six Flags, Inc.*..................       307,720
 30,000   The Cheesecake Factory, Inc.*.....     1,383,900
                                              ------------
                                                 5,530,825
                                              ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund

102  Laudus Funds Annual Report

SHARES                                           VALUE
----------------------------------------------------------
          COMMON STOCK continued
          WHOLESALE -- 0.9%
 12,600   AAR Corp.*........................  $    154,728
  5,440   Bell Microproducts, Inc.*.........        39,168
  2,390   D & K Healthcare Resources,
            Inc. ...........................        24,498
 10,900   NuCo2, Inc.*......................       203,176
  1,800   Owens & Minor, Inc. ..............        45,540
  1,100   Park-Ohio Holdings Corp.*.........        10,131
  8,500   Patterson Dental Co.*.............       583,185
    600   Priority Healthcare Corp., Class
            B*..............................        12,774
  1,900   W.W. Grainger, Inc. ..............        91,200
                                              ------------
                                                 1,164,400
                                              ------------
          TOTAL SECURITIES SOLD SHORT
            (PROCEEDS $110,725,123) 92.7%...  $120,102,643
                                              ============

---------------

*  Non-income producing security.

                         See the accompanying notes to the financial statements.

                                                 Laudus Funds Annual Report  103

                      (This page intentionally left blank)

104  Laudus Funds Annual Report

Financial Statements

Statements of Assets and Liabilities as of 3/31/04

                                              LAUDUS            LAUDUS
                                            ROSENBERG         ROSENBERG           LAUDUS
                                            U.S. LARGE        U.S. LARGE        ROSENBERG
                                          CAPITALIZATION    CAPITALIZATION    U.S. DISCOVERY
                                               FUND          GROWTH FUND           FUND
                                          --------------    --------------    --------------
ASSETS:
Investments, at cost(1).................   $39,057,769        $6,284,634       $ 83,096,842
                                           ===========        ==========       ============
Investments, at value(1)................   $44,778,896        $6,420,193       $100,495,299
Deposits with broker and custodian bank
 for securities sold short..............            --                --                 --
Repurchase agreements, at amortized
 cost...................................            --           120,282          1,221,000
Cash....................................        58,649                --                484
Foreign currency, at value(2)...........            --                --                 --
Unrealized gain on foreign currency
 contracts..............................            --                --                 --
Dividends and interest receivable.......        34,437             4,974             62,510
Receivable for capital shares issued....            --                --                 --
Receivable for securities sold short....            --                --                 --
Receivable for investments sold.........       434,626            16,559            499,293
Reclaims receivable.....................            --                --                 --
Receivable from Manager.................         8,968             5,555                 --
Prepaid expenses........................        16,323            26,822             14,934
                                           -----------        ----------       ------------
 Total Assets...........................    45,331,899         6,594,385        102,293,520
                                           -----------        ----------       ------------
LIABILITIES:
Securities sold short, proceeds.........   $        --        $       --       $         --
                                           ===========        ==========       ============
Securities sold short...................            --                --                 --
Unrealized loss on foreign currency
 contracts..............................            --                --                 --
Payable to custodian....................            --                --                 --
Payable for investments purchased.......       415,702           107,263          1,502,006
Payable to cover securities sold short..            --                --                 --
Payable for capital shares redeemed.....           835                --              5,000
Payable for return of collateral
 received for securities on loan........            --                --                 --
Accrued expenses and other liabilities:
 Manager fees...........................        12,351             1,693             96,825
 Distribution fees......................           113               293                490
 Other accrued expenses.................        11,853                --             31,261
                                           -----------        ----------       ------------
 Total Liabilities......................       440,854           109,249          1,635,582
                                           -----------        ----------       ------------

                                           -----------        ----------       ------------
NET ASSETS..............................   $44,891,045        $6,485,136       $100,657,938
                                           ===========        ==========       ============
NET ASSETS CONSIST OF:
Capital.................................   $39,375,536        $7,201,095       $ 79,605,072
Undistributed net investment
 income/(loss)..........................        63,657             3,422              8,100
Accumulated net realized gains/(losses)
 on investments, securities sold short
 and foreign currency transactions......      (269,275)         (975,222)         2,425,309
Net unrealized
 appreciation/(depreciation) on
 investments, securities sold short and
 foreign currency transactions..........     5,721,127           255,841         18,619,457
                                           -----------        ----------       ------------
NET ASSETS..............................   $44,891,045        $6,485,136       $100,657,938
                                           ===========        ==========       ============
INSTITUTIONAL SHARES:
Net Assets..............................   $44,301,295        $5,005,901       $ 98,076,637
Shares Outstanding......................     4,057,796           638,836          6,668,840
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $     10.92        $     7.84       $      14.71
                                           ===========        ==========       ============
ADVISER SHARES:
Net Assets..............................   $        --        $       --       $         --
Shares Outstanding......................            --                --                 --
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $        --        $       --       $         --
                                           ===========        ==========       ============
INVESTOR SHARES:
Net Assets..............................   $   589,750        $1,479,235       $  2,581,301
Shares Outstanding......................        53,826           186,823            176,063
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $     10.96        $     7.92       $      14.66
                                           ===========        ==========       ============

(1) Includes securities on loan of $38,188,306 for the Laudus Rosenberg U.S. Small Capitalization Fund.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg European Fund was $108,059, $2,126,796, and $12,065,
     respectively.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Assets and Liabilities continued

                                                 Laudus Funds Annual Report  105

                                                                              LAUDUS                           LAUDUS
                                             LAUDUS                         ROSENBERG                        ROSENBERG
                                           ROSENBERG         LAUDUS       INTERNATIONAL      LAUDUS        U.S. LARGE/MID
                                           U.S. SMALL       ROSENBERG         SMALL        ROSENBERG       CAPITALIZATION
                                         CAPITALIZATION   INTERNATIONAL   CAPITALIZATION    EUROPEAN         LONG/SHORT
                                              FUND         EQUITY FUND         FUND           FUND          EQUITY FUND
                                         --------------   -------------   --------------   ----------     ----------------
ASSETS:
Investments, at cost (1)................ $  969,528,128    $10,441,213     $127,530,540    $6,898,034        $25,472,565
                                         ==============    ===========     ============    ==========        ===========
Investments, at value (1)............... $1,294,971,015    $12,130,001     $146,733,966    $8,716,089        $26,127,215
Deposits with broker and custodian bank
 for securities sold short..............         --                 --               --            --         25,369,503
Repurchase agreements, at cost..........     10,602,000        519,000        6,097,000            --          3,245,915
Cash....................................          5,830            293              825         6,745                 --
Foreign currency, at value (2)..........             --        108,970        2,148,282        12,085                 --
Unrealized gain/(loss) on foreign
 currency contracts)....................             --             --            1,523            --                 --
Dividends and interest receivable.......        819,962         62,036          404,317        52,911             40,755
Receivable for capital shares issued....          4,452             --               --            --              3,890
Receivable for securities sold short....             --             --               --            --            875,664
Receivable for investments sold.........     17,838,906         41,471        1,438,451        29,978            336,025
Reclaims receivable.....................             --          6,027           34,804        10,823                 --
Receivable from Manager.................             --            244               --            --                 --
Prepaid expenses........................         36,659         18,774           13,485        11,976             14,264
                                         --------------    -----------     ------------    ----------        -----------
 Total Assets...........................  1,324,278,824     12,886,816      156,872,653     8,840,607         56,013,231
                                         --------------    -----------     ------------    ----------        -----------
LIABILITIES:
Securities sold short, proceeds......... $           --    $        --     $         --       $    --        $24,770,119
                                         ==============    ===========     ============    ==========        ===========
Securities sold short...................             --             --               --            --         26,000,023
.........................................             --             --              934            --                 --
Payable to custodian....................             --             --               --            --                 --
Payable for investments purchased.......     12,538,918         54,002        3,428,067         6,742            594,781
Payable to cover securities sold short..             --             --               --            --            252,079
Payable for capital shares redeemed.....         30,441             --               --            --                 --
Accrued expenses and other
 liabilities:                                38,791,864             --               --            --                 --
 Manager fees...........................      1,713,135          4,033          171,770         6,765             22,114
 Distribution fees......................         68,751            639           18,388            10              1,644
 Other accrued expenses.................        320,928         33,460           92,135         4,549             45,725
                                          -------------    -----------     ------------    ----------        -----------
 Total Liabilities......................     53,464,037         92,134        3,711,294        18,066         26,916,366
                                          -------------    -----------     ------------    ----------        -----------

                                         --------------    -----------     ------------    ----------        -----------
NET ASSETS.............................. $1,270,814,787    $12,794,682     $153,161,359    $8,822,541        $29,096,865
                                         ==============    ===========     ============    ==========        ===========
NET ASSETS CONSIST OF:
Capital................................. $  873,454,566    $14,183,911     $120,850,711    $7,820,291        $30,947,891
Accumulated net investment
 income/(loss)..........................             --         32,254          303,989        32,580                 --
Accumulated net realized gains/(losses)
 on investments and securities sold
 short.................................. $    1,315,334     (3,631,060)       6,685,802      (850,094)        (4,521,687)
Net unrealized
 appreciation/(depreciation) on
 investments, securities sold short and
 Foreign currency.......................    336,044,887      2,209,577       25,320,857     1,819,764          2,670,661
                                         --------------    -----------     ------------    ----------        -----------
NET ASSETS.............................. $1,270,814,787    $12,794,682     $153,161,359    $8,822,541        $29,096,865
                                         ==============    ===========     ============    ==========        ===========
INSTITUTIONAL SHARES:
Net Assets.............................. $  954,274,821    $ 9,913,612     $ 70,381,668    $8,774,023        $20,403,818
Shares Outstanding......................     69,055,605      1,171,697        5,047,345       780,815          1,888,924
Net Asset Value, Offering Price and
 Redemption Price per Share............. $        13.82    $      8.46     $      13.94    $    11.24        $     10.80
                                         ==============    ===========     ============    ==========        ===========
ADVISER SHARES:
Net Assets.............................. $   44,058,734    $        --     $         --    $       --        $        --
Shares Outstanding......................      3,214,180             --               --            --                 --
Net Asset Value, Offering Price and
 Redemption Price per Share............. $        13.71    $        --     $         --    $       --        $        --
                                         ==============    ===========     ============    ==========        ===========
INVESTOR SHARES:
Net Assets.............................. $  272,481,232    $ 2,881,070     $ 82,779,691       $48,518        $ 8,693,047
Shares Outstanding......................     19,962,161        340,314        5,983,780         4,149            800,208
Net Asset Value, Offering Price and
 Redemption Price per Share............. $        13.65    $      8.47     $      13.83    $    11.69        $     10.86
                                         ==============    ===========     ============    ==========        ===========


                                            LAUDUS         LAUDUS
                                           ROSENBERG     ROSENBERG
                                            GLOBAL         VALUE
                                          LONG/SHORT     LONG/SHORT
                                          EQUITY FUND   EQUITY FUND
                                          -----------   ------------
ASSETS:
Investments, at cost (1)................  $18,798,353   $ 91,983,467
                                          ===========   ============
Investments, at value (1)...............  $19,593,016   $122,176,762
Deposits with broker and custodian bank
 for securities sold short..............   18,394,711    120,844,532
Repurchase agreements, at cost..........    2,583,461      6,817,289
Cash....................................           --             --
Foreign currency, at value (2)..........           --             --
Unrealized gain/(loss) on foreign
 currency contracts)....................          776             --
Dividends and interest receivable.......       31,450        114,860
Receivable for capital shares issued....           --             --
Receivable for securities sold short....      427,559      1,683,701
Receivable for investments sold.........      207,204      1,691,158
Reclaims receivable.....................          959             --
Receivable from Manager.................        6,907             --
Prepaid expenses........................       12,423         16,431
                                          -----------   ------------
 Total Assets...........................   41,258,466    253,344,733
                                          -----------   ------------
LIABILITIES:
Securities sold short, proceeds.........  $18,292,214   $110,725,123
                                          ===========   ============
Securities sold short...................   19,502,400    120,102,643
.........................................          591             --
Payable to custodian....................        2,651             --
Payable for investments purchased.......      441,364         58,138
Payable to cover securities sold short..      209,412      3,196,618
Payable for capital shares redeemed.....           --             --
Accrued expenses and other
 liabilities:                                      --             --
 Manager fees...........................       11,460        227,160
 Distribution fees......................        1,789          6,535
 Other accrued expenses.................       27,861        131,976
                                          -----------   ------------
 Total Liabilities......................   20,197,528    123,723,070
                                          ===========   ============
NET ASSETS..............................  $21,060,938   $129,621,663
                                          ===========   ============
NET ASSETS CONSIST OF:
Capital.................................  $21,272,608   $169,972,240
Accumulated net investment
 income/(loss)..........................       (3,044)            --
Accumulated net realized gains/(losses)
 on investments and securities sold
 short..................................   (2,376,707)   (67,983,641)
Net unrealized
 appreciation/(depreciation) on
 investments, securities sold short and
 Foreign currency.......................    2,168,081     27,633,064
                                          -----------   ------------
NET ASSETS..............................  $21,060,938   $129,621,663
                                          ===========   ============
INSTITUTIONAL SHARES:
Net Assets..............................  $12,527,447   $ 95,540,700
Shares Outstanding......................    1,108,601      9,675,076
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $     11.30   $       9.87
                                          ===========   ============
ADVISER SHARES:
Net Assets..............................  $        --   $         --
Shares Outstanding......................           --             --
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $        --   $         --
                                          ===========   ============
INVESTOR SHARES:
Net Assets..............................  $8,533,491    $ 34,080,963
Shares Outstanding......................     760,957       3,475,060
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $    11.21    $       9.81
                                          ===========   ============

See the accompanying notes to the financial statements.

106  Laudus Funds Annual Report

Financial Statements

Statements of Operations for the year ended 3/31/04

                                              LAUDUS               LAUDUS
                                            ROSENBERG             ROSENBERG              LAUDUS
                                            U.S. LARGE           U.S. LARGE            ROSENBERG
                                          CAPITALIZATION       CAPITALIZATION        U.S. DISCOVERY
                                               FUND              GROWTH FUND              FUND
                                          --------------    ---------------------    --------------
INVESTMENT INCOME:
 Dividend(1)............................    $  507,434           $   90,554           $   946,260
 Interest...............................           258                  676                 1,452
 Securities lending.....................            --                   --                    --
                                            ----------           ----------           -----------
 Total Investment Income................       507,692               91,230               947,712
                                            ----------           ----------           -----------
EXPENSES:
 Manager fees...........................       235,976               30,931               523,010
 Administration fees....................        15,413                2,299                37,557
 Distribution fees (Investor Shares)....           633                1,381                 2,491
 Distribution fees (Class A Shares)(2)..           565                3,683                 7,199
 Distribution fees (Class B Shares)(2)..           468                1,640                 1,687
 Distribution fees (Class C Shares)(2)..            --                   --                    --
 Service fees (Adviser Shares)..........            --                   --                    --
 Professional fees......................        14,133                3,308                27,777
 Custodian fees.........................        66,199                2,520               106,175
 Fund accounting fees...................        64,373               66,657                83,614
 Registration and filing fees...........        32,665               21,025                27,087
 Transfer agent fees....................        14,701               14,006                15,669
 Trustees' fees.........................         7,322                1,573                 9,087
 Dividend expense for securities sold
 short(1)...............................            --                   --                    --
 Other expenses.........................        12,359                3,898                22,372
 Recoupment of prior expenses reimbursed
 by the Manager.........................            --                   --                    --
                                            ----------           ----------           -----------
 Total expenses before
 waivers/reimbursements.................       464,807              152,921               863,725
 Less expenses waived/reimbursed by the
 Manager................................      (149,121)            (101,197)             (188,996)
                                            ----------           ----------           -----------
 Net Expenses...........................       315,686               51,724               674,729
                                            ----------           ----------           -----------
 NET INVESTMENT INCOME/(LOSS)...........       192,006               39,506               272,983
                                            ----------           ----------           -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS, SECURITIES SOLD SHORT
 AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gains/(losses) on
 investments and foreign currency
 transactions...........................     1,139,080              399,742             3,757,728
 Net realized gains/(losses) on
 securities sold short..................            --                   --                    --
 Change in unrealized
 appreciation/(depreciation) on
 investments, securities sold short and
 foreign currency transactions
 Investments, foreign currency
 transactions and securities sold
 short..................................     6,511,687            1,083,100            17,708,984
                                            ----------           ----------           -----------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS, FOREIGN
 CURRENCY TRANSACTIONS AND SECURITIES
 SOLD SHORT.............................     7,650,767            1,482,842            21,466,712
                                            ----------           ----------           -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................    $7,842,773           $1,522,348           $21,739,695
                                            ==========           ==========           ===========

(1) Net of foreign withholding tax for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, and Laudus Rosenberg Global Long/Short Equity Fund of $26,502, $223,707, $30,524, and $32,340, respectively.

(2) Class A, B and C closed during the year and merged into the Investor Shares.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Operations continued

                                                 Laudus Funds Annual Report  107

                                                                              LAUDUS                          LAUDUS
                                             LAUDUS                         ROSENBERG                       ROSENBERG
                                           ROSENBERG         LAUDUS       INTERNATIONAL      LAUDUS       U.S. LARGE/MID
                                           U.S. SMALL       ROSENBERG         SMALL        ROSENBERG      CAPITALIZATION
                                         CAPITALIZATION   INTERNATIONAL   CAPITALIZATION    EUROPEAN        LONG/SHORT
                                              FUND         EQUITY FUND         FUND           FUND         EQUITY FUND
                                         --------------   -------------   --------------   ----------   ------------------
INVESTMENT INCOME:
 Dividends (1)..........................  $ 15,225,366      $  236,701     $ 1,864,681     $228,451        $    498,222
 Interest...............................        35,515             240           4,996          --              291,837
 Securities lending.....................       524,361              --              --          --                   --
                                          ------------      ----------     -----------     ----------      ------------
 Total Investment Income................    15,785,242         236,941       1,869,677     228,451              790,059
                                          ------------      ----------     -----------     ----------      ------------
EXPENSES:
 Manager fees...........................     8,954,054          83,455         903,256      57,021              351,304
 Administration fees....................       687,844           4,110          60,346       3,042               25,665
 Distribution fees (Investor Shares)....       521,768           3,362         118,171          22               26,983
 Distribution fees (Class A Shares).....            --             335             936          28                1,709
 Distribution fees (Class B Shares).....            --              80             385          26                  964
 Distribution fees (Class C Shares).....            --              --              --          --                1,368
 Service fees (Adviser Shares)..........        94,789              --              --          --                   --
 Professional fees......................       400,766           7,386          39,576       3,634               17,810
 Custodian fees.........................       292,511         187,398         501,332     112,650               21,197
 Fund accounting fees...................        70,570          91,127         123,020      72,023               69,235
 Registration and filing fees...........        53,966          19,572          28,629      26,451               50,010
 Transfer agent fees....................       349,037          17,786          43,832      12,399               27,629
 Trustees' fees.........................       163,730           6,569          15,964       1,939                6,537
 Dividend expense for securities sold
 short (1)..............................            --              --              --          --              551,528
 Other expenses.........................       270,901           5,826          35,131       4,196               14,925
 Recoupment of prior expenses reimbursed
 by the Manager.........................       226,041              --              --          --                   --
                                          ------------      ----------     -----------     ----------      ------------
 Total expenses before
 waivers/reimbursements.................    12,085,977         427,006       1,870,578     293,431            1,166,864
 Less expenses waived/reimbursed by the
 Manager................................            --        (289,648)       (412,167)    (199,687)           (139,977)
                                          ------------      ----------     -----------     ----------      ------------
 Net Expenses...........................    12,085,977         137,358       1,458,411      93,744            1,026,887
                                          ------------      ----------     -----------     ----------      ------------
 NET INVESTMENT INCOME/(LOSS)...........     3,699,265          99,583         411,266     134,707             (236,828)
                                          ------------      ----------     -----------     ----------      ------------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS, SECURITIES SOLD SHORT
 AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gains/(losses) Investments
 and foreign currency transactions......   109,687,466         596,943      16,047,432     338,570            7,375,453
 Net realized gains/(losses) on
 Securities sold short..................            --              --              --          --          (10,259,304)
 CHANGE IN UNREALIZED
 APPRECIATION/(DEPRECIATION) ON
 INVESTMENTS, SECURITIES SOLD SHORT LOAN
 FOREIGN CURRENCY TRANSACTIONS
 Investments, foreign currency
 transactions and securities sold short
 .......................................   302,417,738       3,224,167      27,962,501     2,684,730            168,285
                                          ------------      ----------     -----------     ----------      ------------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS, FOREIGN
 CURRENCY
 TRANSACTIONS AND SECURITIES SOLD
 SHORT..................................   412,105,204       3,821,110      44,009,933     3,023,300         (2,715,566)
                                          ------------      ----------     -----------     ----------      ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................  $415,804,469      $3,920,693     $44,421,199     $3,158,007      $ (2,952,394)
                                          ============      ==========     ===========     ==========      ============

                                            LAUDUS         LAUDUS
                                           ROSENBERG     ROSENBERG
                                            GLOBAL         VALUE
                                          LONG/SHORT     LONG/SHORT
                                            EQUITY         EQUITY
                                             FUND           FUND
                                          -----------   ------------
INVESTMENT INCOME:
 Dividends (1)..........................  $232,997      $  1,887,982
 Interest...............................   168,024           893,231
 Securities lending.....................        --                --
                                          -----------   ------------
 Total Investment Income................   401,021         2,781,213
                                          -----------   ------------
EXPENSES:
 Manager fees...........................   333,943         1,808,522
 Administration fees....................     8,078            86,337
 Distribution fees (Investor Shares)....    23,298            77,006
 Distribution fees (Class A Shares).....     1,345             5,867
 Distribution fees (Class B Shares).....     1,201             7,310
 Distribution fees (Class C Shares).....       562             4,196
 Service fees (Adviser Shares)..........        --                --
 Professional fees......................    26,092            41,763
 Custodian fees.........................    16,695            51,394
 Fund accounting fees...................   116,038            98,165
 Registration and filing fees...........    40,147            53,902
 Transfer agent fees....................    28,624            62,093
 Trustees' fees.........................     3,458            18,856
 Dividend expense for securities sold
 short (1)..............................   243,685         1,226,304
 Other expenses.........................    10,513            37,488
 Recoupment of prior expenses reimbursed
 by the Manager.........................        --                --
                                          -----------   ------------
 Total expenses before
 waivers/reimbursements.................   853,679         3,579,203
 Less expenses waived/reimbursed by the
 Manager................................  (174,028)         (131,832)
                                          -----------   ------------
 Net Expenses...........................   679,651         3,447,371
                                          -----------   ------------
 NET INVESTMENT INCOME/(LOSS)...........  (278,630)         (666,158)
                                          -----------   ------------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS, SECURITIES SOLD SHORT
 AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gains/(losses) Investments
 and foreign currency transactions......  6,001,464       20,077,113
 Net realized gains/(losses) on
 Securities sold short..................  (6,950,986)    (35,642,443)
 CHANGE IN UNREALIZED
 APPRECIATION/(DEPRECIATION) ON
 INVESTMENTS, SECURITIES SOLD SHORT LOAN
 FOREIGN CURRENCY TRANSACTIONS
 Investments, foreign currency
 transactions and securities sold short
 .......................................    (8,337)        8,090,528
                                          -----------   ------------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS, FOREIGN
 CURRENCY
 TRANSACTIONS AND SECURITIES SOLD
 SHORT..................................  (957,859)       (7,474,802)
                                          -----------   ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................  $(1,236,489)  $ (8,140,960)
                                          ===========   ============

See the accompanying notes to the financial statements.

108  Laudus Funds Annual Report

Financial Statements

Statements of Changes in Net Assets

                                                                                                   LAUDUS ROSENBERG
                                                   LAUDUS ROSENBERG                                   U.S. LARGE
                                                      U.S. LARGE                                CAPITALIZATION GROWTH
                                                 CAPITALIZATION FUND                                   FUND(2)
                                     --------------------------------------------    --------------------------------------------
                                          YEAR ENDED           JUNE 19, 2002 TO           YEAR ENDED              YEAR ENDED
                                          MARCH 31,               MARCH 31,               MARCH 31,               MARCH 31,
                                             2004                  2003(1)                   2004                    2003
                                     --------------------    --------------------    --------------------    --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)......      $   192,006             $    71,959             $    39,506              $   38,567
 Net realized gains/(losses) from:
 Investments, foreign currency
 contracts and securities sold
 short.............................        1,139,080              (1,410,092)                399,742                (557,474)
 Change in unrealized
 appreciation/(depreciation) from:
 Investments, foreign currency
 contracts and securities sold
 short.............................        6,511,687                (790,560)              1,083,100                (521,341)
                                         -----------             -----------             -----------              ----------
 Change in net assets resulting
 from operations...................        7,842,773              (2,128,693)              1,522,348              (1,040,248)
                                         -----------             -----------             -----------              ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares..............         (145,000)                (54,997)                (35,148)                (33,051)
 Adviser Shares....................               --                      --                      --                      --
 Investor Shares...................               --                      --                  (9,852)                     --
 Class A Shares....................               --                      (2)                     --                    (337)
 Class B Shares....................               --                      (1)                     --                    (612)
                                         -----------             -----------             -----------              ----------
                                            (145,000)                (55,000)                (45,000)                (34,000)
                                         -----------             -----------             -----------              ----------
 Net realized gains on investments
 Institutional Shares..............               --                      --                      --                      --
 Adviser Shares....................               --                      --                      --                      --
 Investor Shares...................               --                      --                      --                      --
                                         -----------             -----------             -----------              ----------
                                                  --                      --                      --                      --
                                         -----------             -----------             -----------              ----------
 Change in net assets resulting
 from dividends....................         (145,000)                (55,000)                (45,000)                (34,000)
                                         -----------             -----------             -----------              ----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares..............       26,303,426              16,564,216                 640,366                 168,935
 Adviser Shares....................               --                      --                      --                      --
 Investor Shares(3)................          935,221               1,856,818               3,381,507                      --
 Class A Shares....................               --                   1,010                      --                 880,633
 Class B Shares....................               --                   1,010                      --                  79,961
 Class C Shares....................               --                      --                      --                      --
                                         -----------             -----------             -----------              ----------
                                          27,238,647              18,423,054               4,021,873               1,129,529
                                         -----------             -----------             -----------              ----------
 Distributions reinvested
 Institutional Shares..............          106,059                   6,795                   4,949                   3,088
 Adviser Shares....................               --                      --                      --                      --
 Investor Shares...................               --                      --                   9,778                      --
 Class A Shares....................               --                       2                      --                     337
 Class B Shares....................               --                       1                      --                     612
                                         -----------             -----------             -----------              ----------
                                             106,059                   6,798                  14,727                   4,037
                                         -----------             -----------             -----------              ----------
 Cost of shares redeemed
 Institutional Shares..............       (4,165,958)                 (2,633)               (143,935)                (46,561)
 Adviser Shares....................               --                      --                      --                      --
 Investor Shares...................       (1,132,001)             (1,097,001)             (3,172,036)                     --
 Class A Shares....................               --                      --                      --                    (796)
 Class B Shares....................               --                      --                      --                 (24,040)
 Class C Shares....................               --                      --                      --                      --
                                         -----------             -----------             -----------              ----------
                                          (5,297,959)             (1,099,634)             (3,315,971)                (71,397)
                                         -----------             -----------             -----------              ----------
 Change in net assets from capital
 transactions......................       22,046,747              17,330,218                 720,629               1,062,169
                                         -----------             -----------             -----------              ----------
Change in net assets...............       29,744,520              15,146,525               2,197,977                 (12,079)

NET ASSETS:
 Beginning of period...............       15,146,525                      --               4,287,159               4,299,238
                                         -----------             -----------             -----------              ----------
 End of period.....................      $44,891,045             $15,146,525             $ 6,485,136              $4,287,159
                                         ===========             ===========             ===========              ==========
Undistributed net investment
 income/(loss).....................      $    63,657             $    18,388             $     3,422              $    9,033
                                         ===========             ===========             ===========              ==========

(1) From commencement of operations.

(2) Formerly known as Laudus Rosenberg Enhanced 500 Fund.

(3) For the year ended March 31, 2004, these amounts include $328,770, $1,685,314, $2,661,232, $0, $144,247 and $675,984, respectively, of net assets transferred from merger of Class A, B and C.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                                 Laudus Funds Annual Report  109

                                                                                                    LAUDUS ROSENBERG
                                                      LAUDUS ROSENBERG                          U.S. SMALL CAPITALIZATION
                                                     U.S. DISCOVERY FUND                                  FUND
                                         -------------------------------------------   -------------------------------------------
                                              YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                                              MARCH 31,              MARCH 31,              MARCH 31,              MARCH 31,
                                                 2004                   2003                   2004                   2003
                                         --------------------   --------------------   --------------------   --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income/(loss)............     $    272,983           $    30,727           $    3,699,265         $   1,527,091
NET REALIZED GAINS/(LOSSES) FROM:
Investments, foreign currency contracts
 and securities sold short..............        3,757,728              (541,866)             109,687,466           (30,304,213)
CHANGE IN UNREALIZED
 APPRECIATION/(DEPRECIATION) FROM:
Investments, foreign currency contracts
 and securities sold short..............       17,708,984               455,776              302,417,738           (84,417,134)
                                             ------------           -----------           --------------         -------------
Change in net assets resulting from
 operations.............................       21,739,695               (55,363)             415,804,469          (113,194,256)
                                             ------------           -----------           --------------         -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
Institutional Shares....................         (227,632)              (21,919)              (2,738,101)           (1,356,926)
Adviser Shares..........................               --                    --                  (61,018)              (50,408)
Investor Shares.........................               --                    --                 (366,164)             (132,067)
Class A Shares..........................               --                (1,083)                      --                    --
Class B Shares..........................               --                    --                       --                    --
                                             ------------           -----------           --------------         -------------
                                                 (227,632)              (23,002)              (3,165,283)           (1,539,401)
                                             ------------           -----------           --------------         -------------
NET REALIZED GAINS ON INVESTMENTS
Institutional Shares....................         (657,949)                   --              (12,762,114)          (13,360,500)
Adviser Shares..........................               --                    --                 (648,398)             (689,295)
Investor Shares.........................          (27,064)                   --               (3,678,754)           (3,810,737)
                                             ------------           -----------           --------------         -------------
                                                 (685,013)                   --              (17,089,266)          (17,860,532)
                                             ------------           -----------           --------------         -------------
Change in net assets resulting from
 dividends..............................         (912,645)              (23,002)             (20,254,549)          (19,399,933)
                                             ------------           -----------           --------------         -------------
CAPITAL TRANSACTIONS:
PROCEEDS FROM SHARES ISSUED
Institutional Shares....................       64,824,794            17,635,651              295,160,488           203,630,683
Adviser Shares..........................               --                    --               17,905,946            22,546,760
Investor Shares.........................        4,886,800               490,830               91,491,056           114,212,797
Class A Shares..........................               --             2,256,477                       --                    --
Class B Shares..........................               --               105,800                       --                    --
Class C Shares..........................               --                    --                       --                    --
                                             ------------           -----------           --------------         -------------
                                               69,711,594            20,488,758              404,557,490           340,390,240
                                             ------------           -----------           --------------         -------------
DIVIDENDS REINVESTED
Institutional Shares....................          885,580                 5,572               14,680,519            14,008,771
Adviser Shares..........................               --                    --                  546,416               587,088
Investor Shares.........................           26,026                    --                3,748,227             3,710,726
Class A Shares..........................               --                 1,076                       --                    --
Class B Shares..........................               --                    --                       --                    --
                                             ------------           -----------           --------------         -------------
                                                  911,606                 6,648               18,975,162            18,306,585
                                             ------------           -----------           --------------         -------------
COST OF SHARES REDEEMED
Institutional Shares....................       (5,950,504)           (2,146,307)            (140,629,196)         (111,387,624)
Adviser Shares..........................               --                    --              (15,236,682)          (10,002,238)
Investor Shares.........................       (5,421,878)             (451,560)             (41,688,029)          (63,775,926)
Class A Shares..........................                               (405,833)                      --                    --
Class B Shares..........................               --                    --                       --                    --
Class C Shares..........................               --                    --                       --                    --
                                             ------------           -----------           --------------         -------------
                                              (11,372,382)           (3,003,700)            (197,553,907)         (185,165,788)
                                             ------------           -----------           --------------         -------------
Change in net assets from capital
 transactions...........................       59,250,818            17,491,706              225,978,745           173,531,037
                                             ------------           -----------           --------------         -------------
Change in net assets....................       80,077,868            17,413,341              621,528,665            40,936,848

NET ASSETS:
Beginning of period.....................       20,580,070             3,166,729              649,286,122           608,349,274
                                             ------------           -----------           --------------         -------------
End of period...........................     $100,657,938           $20,580,070           $1,270,814,787         $ 649,286,122
                                             ============           ===========           ==============         =============
Accumulated net investment
 income/(loss)..........................     $      8,100           $     8,404           $           --         $          --
                                             ============           ===========           ==============         =============

                                                                                                     LAUDUS ROSENBERG
                                                       LAUDUS ROSENBERG                             INTERNATIONAL SMALL
                                                   INTERNATIONAL EQUITY FUND                        CAPITALIZATION FUND
                                          -------------------------------------------   -------------------------------------------
                                               YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                                               MARCH 31,              MARCH 31,              MARCH 31,              MARCH 31,
                                                  2004                   2003                   2004                   2003
                                          --------------------   --------------------   --------------------   --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income/(loss)............      $    99,583            $    89,193            $    411,266           $    357,230
NET REALIZED GAINS/(LOSSES) FROM:
Investments, foreign currency contracts
 and securities sold short..............          596,943             (1,159,075)             16,047,432               (260,891)
CHANGE IN UNREALIZED
 APPRECIATION/(DEPRECIATION) FROM:
Investments, foreign currency contracts
 and securities sold short..............        3,224,167               (586,555)             27,962,501             (1,812,440)
                                              -----------            -----------            ------------           ------------
Change in net assets resulting from
 operations.............................        3,920,693             (1,656,437)             44,421,199             (1,716,101)
                                              -----------            -----------            ------------           ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
Institutional Shares....................          (95,999)               (76,863)               (375,451)              (291,111)
Adviser Shares..........................               --                     --                      --                     --
Investor Shares.........................          (24,001)                   (62)               (419,507)              (155,309)
Class A Shares..........................               --                    (74)                     --                   (360)
Class B Shares..........................               --                     (1)                     --                   (220)
                                              -----------            -----------            ------------           ------------
                                                 (120,000)               (77,000)               (794,958)              (447,000)
                                              -----------            -----------            ------------           ------------
NET REALIZED GAINS ON INVESTMENTS
Institutional Shares....................               --                     --                      --                     --
Adviser Shares..........................               --                     --                      --                     --
Investor Shares.........................               --                     --                      --                     --
                                              -----------            -----------            ------------           ------------
                                                       --                     --                      --                     --
                                              -----------            -----------            ------------           ------------
Change in net assets resulting from
 dividends..............................         (120,000)               (77,000)               (794,958)              (447,000)
                                              -----------            -----------            ------------           ------------
CAPITAL TRANSACTIONS:
PROCEEDS FROM SHARES ISSUED
Institutional Shares....................        2,839,168              1,466,648              45,655,846             14,430,196
Adviser Shares..........................               --                     --                      --                     --
Investor Shares.........................        5,527,391              1,462,325             107,637,853             34,228,349
Class A Shares..........................               --                 15,809                      --                 53,758
Class B Shares..........................               --                      3                      --                 28,139
Class C Shares..........................               --                     --                      --                     --
                                              -----------            -----------            ------------           ------------
                                                8,366,559              2,944,785             153,293,699             48,740,442
                                              -----------            -----------            ------------           ------------
DIVIDENDS REINVESTED
Institutional Shares....................           12,844                  8,313                 373,024                290,811
Adviser Shares..........................               --                     --                      --                     --
Investor Shares.........................           24,000                     62                 392,356                155,068
Class A Shares..........................               --                     74                      --                    335
Class B Shares..........................               --                      1                      --                    191
                                              -----------            -----------            ------------           ------------
                                                   36,844                  8,450                 765,380                446,405
                                              -----------            -----------            ------------           ------------
COST OF SHARES REDEEMED
Institutional Shares....................       (2,639,311)            (1,259,352)            (17,488,573)           (20,509,475)
Adviser Shares..........................               --                     --                      --                     --
Investor Shares.........................       (3,171,694)            (1,460,747)            (64,509,072)           (23,401,050)
Class A Shares..........................               --                     --                      --                 (2,407)
Class B Shares..........................               --                     --                      --                     --
Class C Shares..........................               --                     --                      --                     --
                                              -----------            -----------            ------------           ------------
                                               (5,811,005)            (2,720,099)            (81,997,645)           (43,912,932)
                                              -----------            -----------            ------------           ------------
Change in net assets from capital
 transactions...........................        2,592,398                233,136              72,061,434              5,273,915
                                              -----------            -----------            ------------           ------------
Change in net assets....................        6,393,091             (1,500,301)            115,687,675              3,110,814
NET ASSETS:
Beginning of period.....................        6,401,591              7,901,892              37,473,684             34,362,870
                                              -----------            -----------            ------------           ------------
End of period...........................      $12,794,682            $ 6,401,591            $153,161,359           $ 37,473,684
                                              ===========            ===========            ============           ============
Accumulated net investment
 income/(loss)..........................      $    32,254            $    35,456            $    303,989           $    214,027
                                              ===========            ===========            ============           ============

See the accompanying notes to the financial statements.

110  Laudus Funds Annual Report

Financial Statements

Statements of Changes in Net Assets

                                                        LAUDUS ROSENBERG
                                                            EUROPEAN
                                                              FUND
                                          --------------------------------------------
                                               YEAR ENDED              YEAR ENDED
                                               MARCH 31,               MARCH 31,
                                                  2004                    2003
                                          --------------------    --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)...........       $  134,707             $   111,451
 Net realized gains/(losses) from:
 Investments, foreign currency contracts
 and securities sold short..............          338,570                (999,184)
 Change in unrealized
 appreciation/(depreciation) from:
 Investments, foreign currency contracts
 and securities sold short..............        2,684,730                (808,015)
                                               ----------             -----------
 Change in net assets resulting from
 operations.............................        3,158,007              (1,695,748)
                                               ----------             -----------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................         (149,818)               (129,980)
 Investor Shares........................             (182)                     --
 Class A Shares.........................               --                     (15)
 Class B Shares.........................               --                     (10)
                                               ----------             -----------
 Change in net assets resulting from
 dividends..............................         (150,000)               (130,005)
                                               ----------             -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................           15,000                  38,662
 Investor Shares(1).....................           53,821                  30,002
 Class A Shares.........................               --                   6,736
 Class B Shares.........................               --                   2,000
 Class C Shares.........................               --                      --
                                               ----------             -----------
                                                   68,821                  77,400
                                               ----------             -----------
 Dividends reinvested
 Institutional Shares...................          127,484                 110,483
 Investor Shares........................              144                      --
 Class A Shares.........................               --                      15
 Class B Shares.........................               --                      10
                                               ----------             -----------
                                                  127,628                 110,508
                                               ----------             -----------
 Cost of shares redeemed
 Institutional Shares...................          (17,787)                   (845)
 Investor Shares........................          (18,991)                (28,483)
 Class A Shares.........................               --                      --
 Class B Shares.........................               --                      --
 Class C Shares.........................               --                      --
                                               ----------             -----------
                                                  (36,778)                (29,328)
                                               ----------             -----------
 Change in net assets from capital
 transactions...........................          159,671                 158,580
                                               ----------             -----------
Change in net assets....................        3,167,678              (1,667,173)
NET ASSETS:
 Beginning of period....................        5,654,863               7,322,036
                                               ----------             -----------
 End of period..........................       $8,822,541             $ 5,654,863
                                               ==========             ===========
Undistributed net investment
 income/(loss)..........................       $   32,580             $    26,326
                                               ==========             ===========

---------------

(1) For the year ended March 31, 2004, these amounts include $13,646, $1,027,288, $877,099, and $3,224,089, respectively, of net assets transferred from merger of Class A, B and C.

                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                                 Laudus Funds Annual Report  111

                                                      LAUDUS ROSENBERG
                                                U.S. LARGE/MID CAPITALIZATION                       LAUDUS ROSENBERG
                                                   LONG/SHORT EQUITY FUND                     GLOBAL LONG/SHORT EQUITY FUND
                                         -------------------------------------------   -------------------------------------------
                                              YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                                              MARCH 31,              MARCH 31,              MARCH 31,              MARCH 31,
                                                 2004                   2003                   2004                   2003
                                         --------------------   --------------------   --------------------   --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)...........     $   (236,828)          $    (26,411)          $   (278,630)          $    (64,099)
Net realized gains/(losses) from:
 Investments, foreign currency contracts
  and securities sold short.............       (2,883,851)               721,120               (949,522)             1,086,540
Change in unrealized
 appreciation/(depreciation) from:
 Investments, foreign currency contracts
  and securities sold short.............          168,285                817,582                 (8,337)               271,103
                                             ------------           ------------           ------------           ------------
 Change in net assets resulting from
 operations.............................       (2,952,394)             1,512,291             (1,236,489)             1,293,544
                                             ------------           ------------           ------------           ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
 Institutional Shares...................               --                (28,658)                    --                     --
 Investor Shares........................               --                (17,239)                    --                     --
 Class A Shares.........................               --                   (101)                    --                     --
 Class B Shares.........................               --                     --                     --                     --
                                             ------------           ------------           ------------           ------------
Change in net assets resulting from
 dividends..............................               --                (45,998)                    --                     --
                                             ------------           ------------           ------------           ------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
 Institutional Shares...................        7,920,308             18,635,690                889,684              4,725,758
 Investor Shares........................       13,626,544             22,073,348              9,802,774             17,975,636
 Class A Shares.........................               --                530,889                     --                380,711
 Class B Shares.........................               --                131,537                     --                178,143
 Class C Shares.........................               --                     11                     --                 76,234
                                             ------------           ------------           ------------           ------------
                                               21,546,852             41,371,475             10,692,458             23,336,482
                                             ------------           ------------           ------------           ------------
Dividends reinvested
 Institutional Shares...................               --                 28,653                     --                     --
 Investor Shares........................               --                 17,136                     --                     --
 Class A Shares.........................               --                     68                     --                     --
 Class B Shares.........................               --                     --                     --                     --
                                             ------------           ------------           ------------           ------------
                                                       --                 45,857                     --                     --
                                             ------------           ------------           ------------           ------------
Cost of shares redeemed
 Institutional Shares...................      (12,488,156)            (3,343,735)            (1,200,772)            (3,468,304)
 Investor Shares........................      (20,608,921)            (6,393,453)           (10,630,055)            (8,087,686)
 Class A Shares.........................               --                (50,401)                    --               (137,206)
 Class B Shares.........................               --                (16,271)                    --                (24,270)
 Class C Shares.........................               --                     --                     --                    (12)
                                             ------------           ------------           ------------           ------------
                                              (33,097,077)            (9,803,860)           (11,830,827)           (11,717,478)
                                             ------------           ------------           ------------           ------------
 Change in net assets from capital
 transactions...........................      (11,550,225)            31,613,472             (1,138,369)            11,619,004
                                             ------------           ------------           ------------           ------------
Change in net assets....................      (14,502,619)            33,079,765             (2,374,858)            12,912,548
NET ASSETS:
 Beginning of period....................       43,599,484             10,519,719             23,435,796             10,523,248
                                             ------------           ------------           ------------           ------------
 End of period..........................     $ 29,096,865           $ 43,599,484           $ 21,060,938           $ 23,435,796
                                             ============           ============           ============           ============
Accumulated net investment
 income/(loss)..........................     $         --           $         --           $     (3,044)          $         --
                                             ============           ============           ============           ============


                                                       LAUDUS ROSENBERG
                                                 VALUE LONG/SHORT EQUITY FUND
                                          -------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                               MARCH 31,              MARCH 31,
                                                  2004                   2003
                                          --------------------   --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)...........     $    (666,158)         $    (351,589)
Net realized gains/(losses) from:
 Investments, foreign currency contracts
  and securities sold short.............       (15,565,330)             4,617,512
Change in unrealized
 appreciation/(depreciation) from:
 Investments, foreign currency contracts
  and securities sold short.............         8,090,528              3,453,232
                                             -------------          -------------
 Change in net assets resulting from
 operations.............................        (8,140,960)             7,719,155
                                             -------------          -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income
 Institutional Shares...................                --                     --
 Investor Shares........................                --                     --
 Class A Shares.........................                --                     --
 Class B Shares.........................                --                     --
                                             -------------          -------------
Change in net assets resulting from
 dividends..............................                --                     --
                                             -------------          -------------
CAPITAL TRANSACTIONS:
Proceeds from shares issued
 Institutional Shares...................        27,701,314             94,431,194
 Investor Shares........................        54,856,336            217,673,334
 Class A Shares.........................                --              4,929,797
 Class B Shares.........................                --              1,743,929
 Class C Shares.........................                --                 13,999
                                             -------------          -------------
                                                82,557,650            318,792,253
                                             -------------          -------------
Dividends reinvested
 Institutional Shares...................                --                     --
 Investor Shares........................                --                     --
 Class A Shares.........................                --                     --
 Class B Shares.........................                --                     --
                                             -------------          -------------
                                                        --                     --
                                             -------------          -------------
Cost of shares redeemed
 Institutional Shares...................       (19,401,150)           (81,619,435)
 Investor Shares........................       (60,287,393)          (182,403,654)
 Class A Shares.........................                --             (2,617,273)
 Class B Shares.........................                --               (452,367)
 Class C Shares.........................                --                     --
                                             -------------          -------------
                                               (79,688,543)          (267,092,729)
                                             -------------          -------------
 Change in net assets from capital
 transactions...........................         2,869,107             51,699,524
                                             -------------          -------------
Change in net assets....................        (5,271,853)            59,418,679
NET ASSETS:
 Beginning of period....................       134,893,516             75,474,837
                                             -------------          -------------
 End of period..........................     $ 129,621,663          $ 134,893,516
                                             =============          =============
Accumulated net investment
 income/(loss)..........................     $          --          $          --
                                             =============          =============

See the accompanying notes to the financial statements.

112  Laudus Funds Annual Report

Financial Statements

Statements of Changes in Net Assets

                                                                                   LAUDUS ROSENBERG
                                                 LAUDUS ROSENBERG             U.S. LARGE CAPITALIZATION
                                            U.S. LARGE CAPITALIZATION                   GROWTH
                                                       FUND                            FUND(1)
                                          ------------------------------    ------------------------------
                                          YEAR ENDED    JUNE 19, 2002 TO     YEAR ENDED       YEAR ENDED
                                          MARCH 31,        MARCH 31,          MARCH 31,        MARCH 31,
                                             2004             2003              2004             2003
                                          ----------    ----------------    -------------    -------------
SHARES SOLD:
 Institutional..........................  2,704,343        1,747,367            84,689           28,129
 Adviser................................         --               --                --               --
 Investor(2)............................     97,056          208,930           464,048
 Class A................................         --              101                --          138,136
 Class B................................         --              101                --           12,643
 Class C................................         --               --                --               --
                                          ---------        ---------          --------          -------
                                          2,801,399        1,956,499           548,737          178,908
                                          ---------        ---------          --------          -------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................     10,287              800               667              499
 Adviser................................         --               --                --               --
 Investor...............................         --               --             1,302               --
 Class A................................         --               --                --               55
 Class B................................         --               --                --              100
 Class C................................         --               --                --               --
                                          ---------        ---------          --------          -------
                                             10,287              800             1,969              654
                                          ---------        ---------          --------          -------
SHARES REDEEMED:
 Institutional..........................   (404,698)            (303)          (20,723)          (7,255)
 Adviser................................         --               --                --               --
 Investor...............................   (123,660)        (128,702)         (425,533)              --
 Class A................................         --               --                --             (141)
 Class B................................         --               --                --           (4,077)
 Class C................................         --               --                --               --
                                          ---------        ---------          --------          -------
                                           (528,358)        (129,005)         (446,256)         (11,473)
                                          ---------        ---------          --------          -------
NET INCREASE/(DECREASE):
 Institutional..........................  2,309,932        1,747,864            64,633           21,373
 Adviser................................         --               --                --               --
 Investor...............................    (26,604)          80,228            39,817               --
 Class A................................         --              101                --          138,050
 Class B................................         --              101                --            8,666
 Class C................................         --               --                --               --
                                          ---------        ---------          --------          -------
                                          2,283,328        1,828,294           104,450          168,089
                                          =========        =========          ========          =======

---------------

(1) Formerly known as Laudus Rosenberg Enhanced 500 Fund.

(2) For the year ended March 31, 2004 these amounts include 32,335, 227,704, 201,796, 0 and 19,321, respectively, of shares transferred from merger of Class A, B and C.

                         See the accompanying notes to the financial statements.

                                                 Laudus Funds Annual Report  113

Financial Statements--Statements of Changes in Net Assets continued

                                                      LAUDUS ROSENBERG                              LAUDUS ROSENBERG
                                                       U.S. DISCOVERY                           U.S. SMALL CAPITALIZATION
                                                            FUND                                          FUND
                                         -------------------------------------------   -------------------------------------------
                                              YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                                              MARCH 31,              MARCH 31,              MARCH 31,              MARCH 31,
                                                 2004                   2003                   2004                   2003
                                         --------------------   --------------------   --------------------   --------------------
SHARES SOLD:
 Institutional..........................      5,114,634              1,894,517              25,130,029             20,603,113
 Adviser................................             --                     --               1,536,674              2,285,047
 Investor...............................        377,738                 47,400               7,824,786             11,773,977
 Class A................................             --                223,939                      --                     --
 Class B................................             --                 10,834                      --                     --
 Class C................................             --                     --                      --                     --
                                              ---------              ---------             -----------            -----------
                                              5,492,372              2,176,690              34,491,489             34,662,137
                                              ---------              ---------             -----------            -----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................         66,039                    572               1,164,197              1,496,664
 Adviser................................             --                     --                  43,643                 63,128
 Investor...............................          1,945                     --                 300,580                400,294
 Class A................................             --                    111                      --                     --
 Class B................................             --                     --                      --                     --
 Class C................................             --                     --                      --                     --
                                              ---------              ---------             -----------            -----------
                                                 67,984                    683               1,508,420              1,960,086
                                              ---------              ---------             -----------            -----------
SHARES REDEEMED:
 Institutional..........................       (457,469)              (218,009)            (11,491,635)           (10,989,953)
 Adviser................................             --                     --              (1,280,895)            (1,024,911)
 Investor...............................       (413,423)               (45,337)             (3,509,136)            (6,617,051)
 Class A................................             --                (44,042)                     --                     --
 Class B................................             --                     --                      --                     --
 Class C................................             --                     --                      --                     --
                                              ---------              ---------             -----------            -----------
                                               (870,892)              (307,388)            (16,281,666)           (18,631,915)
                                              ---------              ---------             -----------            -----------
NET INCREASE/(DECREASE):
 Institutional..........................      4,723,204              1,677,080              14,802,591             11,109,824
 Adviser................................             --                     --                 299,422              1,323,264
 Investor...............................        (33,740)                 2,063               4,616,230                557,220
 Class A................................             --                180,008                      --                     --
 Class B................................             --                 10,834                      --                     --
 Class C................................             --                     --                      --                     --
                                              ---------              ---------             -----------            -----------
                                              4,689,464              1,869,985              19,718,243             17,990,308
                                              =========              =========             ===========            ===========

                                                       LAUDUS ROSENBERG
                                                     INTERNATIONAL EQUITY
                                                             FUND
                                          -------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                               MARCH 31,              MARCH 31,
                                                  2004                   2003
                                          --------------------   --------------------
SHARES SOLD:
 Institutional..........................         419,994                241,132
 Adviser................................              --                     --
 Investor...............................         766,676                215,495
 Class A................................              --                  2,652
 Class B................................              --                      1
 Class C................................              --                     --
                                               ---------               --------
                                               1,186,670                459,280
                                               ---------               --------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................           1,675                  1,416
 Adviser................................              --                     --
 Investor...............................           3,121                     11
 Class A................................              --                     13
 Class B................................              --                     --
 Class C................................              --                     --
                                               ---------               --------
                                                   4,796                  1,440
                                               ---------               --------
SHARES REDEEMED:
 Institutional..........................        (395,366)              (209,235)
 Adviser................................              --                     --
 Investor...............................        (435,588)              (214,865)
 Class A................................              --                     --
 Class B................................              --                     --
 Class C................................              --                     --
                                               ---------               --------
                                                (830,954)              (424,100)
                                               ---------               --------
NET INCREASE/(DECREASE):
 Institutional..........................          26,303                 33,313
 Adviser................................              --                     --
 Investor...............................         334,209                    641
 Class A................................              --                  2,665
 Class B................................              --                      1
 Class C................................              --                     --
                                               ---------               --------
                                                 360,512                 36,620
                                               =========               ========

See the accompanying notes to the financial statements.

114  Laudus Funds Annual Report

Financial Statements

Statements of Changes in Net Assets

                                              LAUDUS ROSENBERG
                                            INTERNATIONAL SMALL           LAUDUS ROSENBERG
                                            CAPITALIZATION FUND            EUROPEAN FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                             2004          2003          2004          2003
                                          ----------    ----------    ----------    ----------
SHARES SOLD:
 Institutional..........................  3,917,771     1,717,966        1,344         4,865
 Investor(1)............................  9,217,902     4,194,776        4,677           825
 Class A................................       --         6,407             --           261
 Class B................................       --         3,367             --            --
 Class C................................       --            --             --            --
                                          ----------    ----------      ------        ------
                                          13,135,673    5,922,516        6,021         5,951
                                          ----------    ----------      ------        ------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................   30,576        36,952         12,270        14,056
 Investor...............................   32,372        19,830             13         3,448
 Class A................................       --            43             --             2
 Class B................................       --            24             --             1
 Class C................................       --                           --            --
                                          ----------    ----------      ------        ------
                                           62,948        56,849         12,283        17,507
                                          ----------    ----------      ------        ------
SHARES REDEEMED:
 Institutional..........................  (1,496,471)   (2,466,062)     (1,617)         (104)
 Investor...............................  (5,414,467)   (2,827,608)     (1,859)       (3,448)
 Class A................................       --          (312)            --            --
 Class B................................       --            --             --            --
 Class C................................       --            --             --            --
                                          ----------    ----------      ------        ------
                                          (6,910,938)   (5,293,982)     (3,476)       (3,552)
                                          ----------    ----------      ------        ------
NET INCREASE/(DECREASE):
 Institutional..........................  2,451,876     (711,144)       11,997        18,817
 Investor...............................  3,835,807     1,386,998        2,831           827
 Class A................................       --         6,138             --           262
 Class B................................       --         3,391             --            --
 Class C................................       --            --             --            --
                                          ----------    ----------      ------        ------
                                          6,287,683     685,383         14,828        19,906
                                          ==========    ==========      ======        ======

---------------

(1) For the year ended March 31, 2004 these amounts include 57,790, 1,289, 96,158, 78,457 and 330,032, respectively, of shares transferred from merger of Class A, B and C.

                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                                 Laudus Funds Annual Report  115

                                               LAUDUS ROSENBERG              LAUDUS ROSENBERG            LAUDUS ROSENBERG
                                         U.S. LARGE/MID CAPITALIZATION   GLOBAL LONG/SHORT EQUITY    VALUE LONG/SHORT EQUITY
                                            LONG/SHORT EQUITY FUND                 FUND                        FUND
                                         -----------------------------   -------------------------   ------------------------
                                          YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                           MARCH 31,       MARCH 31,      MARCH 31,     MARCH 31,    MARCH 31,     MARCH 31,
                                             2004            2003           2004          2003          2004         2003
                                         -------------   -------------   -----------   -----------   ----------   -----------
SHARES SOLD:
 Institutional..........................     728,022       1,636,065         78,942       397,535    2,834,103      8,885,801
 Investor...............................   1,235,350       1,902,798        872,153     1,495,778    5,601,695     20,479,749
 Class A................................          --          46,745             --        31,892         --          466,858
 Class B................................          --          11,554             --        15,329         --          170,590
 Class C................................          --              --             --         6,505         --            1,359
                                          ----------       ---------     ----------    ----------    ----------   -----------
                                           1,963,372       3,597,162        951,095     1,947,039    8,435,798      3,004,357
                                          ----------       ---------     ----------    ----------    ----------   -----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................          --           2,570             --            --         --               --
 Investor...............................          --           1,523             --            --         --               --
 Class A................................          --               6             --            --         --               --
 Class B................................          --              --             --            --         --               --
 Class C................................          --              --             --            --         --               --
                                          ----------       ---------     ----------    ----------    ----------   -----------
                                                  --           4,099             --            --         --               --
                                          ----------       ---------     ----------    ----------    ----------   -----------
SHARES REDEEMED:
 Institutional..........................  (1,162,243)       (297,205)      (107,341)     (297,280)   (1,975,481)   (7,845,910)
 Investor...............................  (1,888,520)       (550,066)      (953,173)     (694,554)   (6,205,118)  (17,391,003)
 Class A................................          --          (4,399)            --       (11,711)        --         (259,395)
 Class B................................          --          (1,516)            --        (2,148)        --          (43,017)
 Class C................................          --              --             --            (1)        --               --
                                          ----------       ---------     ----------    ----------    ----------   -----------
                                          (3,050,763)       (853,186)    (1,060,514)   (1,005,694)   (8,180,599)  (25,539,325)
                                          ----------       ---------     ----------    ----------    ----------   -----------
NET INCREASE/(DECREASE):
 Institutional..........................    (434,221)      1,341,430        (28,399)      100,255    858,622        1,039,891
 Investor...............................    (653,170)      1,354,255        (81,020)      801,224    (603,423)      3,088,746
 Class A................................          --          42,352             --        20,181         --          207,463
 Class B................................          --          10,038             --        13,181         --          127,573
 Class C................................          --              --             --         6,504         --            1,359
                                          ----------       ---------     ----------    ----------    ----------   -----------
                                          (1,087,391)      2,748,075       (109,419)      941,345    255,199        4,465,302
                                          ==========       =========     ==========    ==========    ==========   ===========

See the accompanying notes to the financial statements.

116  Laudus Funds Annual Report

Financial Statements

Financial Highlights


                                                      INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                           -------------------------------------------   ------------------------
                                                            NET REALIZED                                  NET
                               NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                VALUE,          NET            GAINS           FROM         NET          GAINS
                               BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON            TOTAL
                               OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                               ---------   -------------   --------------   ----------   ----------   -----------   -------------
INSTITUTIONAL SHARES

U.S. LARGE CAPITALIZATION
 FUND
For the Year Ended March 31,
 2004........................   $ 8.28        $ 0.06(7)        $ 2.62         $ 2.68       $(0.04)      $   --         $(0.04)
June 19, 2002 to March 31,
 2003 (1)....................    10.00          0.05(7)         (1.73)         (1.68)       (0.04)          --          (0.04)
U.S. LARGE CAPITALIZATION
 GROWTH FUND (2)
For the Year Ended March 31,
 2004........................     5.95          0.06(7)          1.89           1.95        (0.06)          --          (0.06)
For the Year Ended March 31,
 2003........................     7.77          0.07(7)         (1.83)         (1.76)       (0.06)          --          (0.06)
For the Year Ended March 31,
 2002........................     7.70          0.06             0.07           0.13        (0.06)          --          (0.06)
June 7, 2000 to March 31,
 2001 (1)....................    10.00          0.04            (2.31)         (2.27)       (0.03)          --          (0.03)
U.S. DISCOVERY FUND
For the Year Ended March 31,
 2004........................     9.55          0.06(7)          5.26           5.32        (0.04)       (0.12)         (0.16)
For the Year Ended March 31,
 2003........................    11.10          0.04(7)         (1.57)         (1.53)       (0.02)          --          (0.02)
September 4, 2001 to March
 31, 2002 (1)................    10.00          0.02             1.10           1.12        (0.02)          --          (0.02)
U.S. SMALL CAPITALIZATION
 FUND
For the Year Ended March 31,
 2004........................     8.98          0.05             5.03           5.08        (0.04)       (0.20)         (0.24)
For the Year Ended March 31,
 2003........................    11.18          0.03(7)         (1.93)         (1.90)       (0.03)       (0.27)         (0.30)
For the Year Ended March 31,
 2002........................     9.57          0.03(7)          2.17           2.20        (0.04)       (0.55)         (0.59)
For the Year Ended March 31,
 2001........................    10.06          0.03(7)         (0.16)         (0.13)       (0.03)       (0.33)         (0.36)
For the Year Ended March 31,
 2000........................     7.66            --             2.40           2.40           --(8)        --             --
INTERNATIONAL EQUITY FUND
For the Year Ended March 31,
 2004........................     5.56          0.08(7)          2.90           2.98        (0.08)          --          (0.08)
For the Year Ended March 31,
 2003........................     7.09          0.08(7)         (1.55)         (1.47)       (0.07)          --          (0.07)
For the Year Ended March 31,
 2002........................     8.14          0.07(7)         (0.76)         (0.69)       (0.36)          --          (0.36)
June 7, 2000 to March 31,
 2001 (1)....................    10.00          0.28            (2.14)         (1.86)          --           --             --
INTERNATIONAL SMALL
 CAPITALIZATION FUND
For the Year Ended March 31,
 2004........................     7.92          0.07(7)          6.04           6.11        (0.09)          --          (0.09)
For the Year Ended March 31,
 2003........................     8.48          0.09(7)         (0.56)         (0.47)       (0.11)          --          (0.11)
For the Year Ended March 31,
 2002........................     9.13          0.15(7)         (0.61)         (0.46)       (0.19)          --(8)       (0.19)
For the Year Ended March 31,
 2001........................    11.81          0.11            (1.28)         (1.17)       (0.16)       (1.35)         (1.51)
For the Year Ended March 31,
 2000........................     9.11          0.15             2.74           2.89        (0.19)          --          (0.19)
EUROPEAN FUND
For the Year Ended March 31,
 2004........................     7.34          0.17(7)          3.92           4.09        (0.19)          --          (0.19)
For the Year Ended March 31,
 2003........................     9.76          0.15(7)         (2.40)         (2.25)       (0.17)          --          (0.17)
July 23, 2001 to March 31,
 2002 (1)....................    10.00          0.04            (0.28)         (0.24)          --           --             --
U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2004........................    11.51         (0.06)(7)        (0.65)         (0.71)          --           --             --
For the Year Ended March 31,
 2003........................    10.22            --(7),(8)       1.31          1.31        (0.03)          --          (0.03)
For the Year Ended March 31,
 2002........................     9.61          0.18(7)          0.69           0.87        (0.26)          --          (0.26)
For the Year Ended March 31,
 2001........................    11.05          0.53(7)         (1.12)         (0.59)       (0.85)          --          (0.85)
For the Year Ended March 31,
 2000........................    10.46          0.44             0.57           1.01        (0.42)          --          (0.42)
GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2004........................    11.87         (0.12)(7)        (0.45)         (0.57)          --           --             --
For the Year Ended March 31,
 2003........................    10.15         (0.03)(7)         1.73           1.70           --           --             --
For the Year Ended March 31,
 2002........................     9.43          0.16             0.96           1.12        (0.40)          --          (0.40)
September 29, 2000 to March
 31, 2001 (1)................    10.00          0.22            (0.58)         (0.36)       (0.11)       (0.10)         (0.21)
VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31,
 2004........................    10.48         (0.05)(7)        (0.56)         (0.61)          --           --             --
For the Year Ended March 31,
 2003........................     8.96         (0.02)(7)         1.54           1.52           --           --             --
For the Year Ended March 31,
 2002........................     8.11          0.13(7)          0.94           1.07        (0.22)          --          (0.22)
For the Year Ended March 31,
 2001........................     7.42          0.34(7)          0.78           1.12        (0.43)          --          (0.43)
For the Year Ended March 31,
 2000........................     8.99          0.34            (1.58)         (1.24)       (0.33)          --          (0.33)

---------------

(1) From commencement of operations.

(2) Formerly known as Laudus Rosenberg Enhanced 500 Fund.

(3) Not annualized for periods less than one year.

(4) Annualized for periods less than one year.

(5) Includes dividend expense on Short Sales.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(7) Calculated based on the average shares outstanding during the period.

(8) Amount less than $0.005.

                         See the accompanying notes to the financial statements.

Financial Statements--Financial Highlights continued

                                                 Laudus Funds Annual Report  117

                                                                                           RATIOS/SUPPLEMENTAL DATA
                                                                              ---------------------------------------------------
                                                                                NET      NET INVESTMENT
                                                      NET ASSET               ASSETS,     INCOME/(LOSS)           EXPENSES
                                                       VALUE,                 END OF         NET OF                BEFORE
                                         REDEMPTION    END OF       TOTAL     PERIOD        WAIVERS/              WAIVERS/
                                            FEES       PERIOD     RETURN(3)   (000'S)   REIMBURSEMENTS(4)   REIMBURSEMENTS(4),(5)
                                         ----------   ---------   ---------   -------   -----------------   ---------------------
Institutional Shares

U.S. LARGE CAPITALIZATION FUND
For the Year Ended March 31, 2004.......  $     --(8)  $10.92       32.33%    $44,301          0.62%                 1.47%
June 19, 2002 to March 31, 2003 (1).....        --       8.28      (16.78)    14,479           0.80                  2.73
U.S. LARGE CAPITALIZATION GROWTH FUND
 (2)
For the Year Ended March 31, 2004.......        --(8)    7.84       32.84     5,006            0.80                  2.59
For the Year Ended March 31, 2003.......        --       5.95      (22.68)    3,418            1.03                  4.55
For the Year Ended March 31, 2002.......        --       7.77        1.69     4,297            0.76                  3.81
June 7, 2000 to March 31, 2001 (1)......        --       7.70      (22.71)    3,910            0.59                  2.90
U.S. Discovery Fund
For the Year Ended March 31, 2004.......        --(8)   14.71       55.90     98,077           0.49                  1.46
For the Year Ended March 31, 2003.......        --       9.55      (13.83)    18,589           0.38                  3.71
September 4, 2001 to March 31, 2002
 (1)....................................        --      11.10       11.25     2,980            0.38                  9.02
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......        --(8)   13.82       56.83     954,275          0.45                  1.11
For the Year Ended March 31, 2003.......        --       8.98      (17.10)    487,020          0.33                  1.29
For the Year Ended March 31, 2002.......        --      11.18       23.92     482,205          0.33                  1.29
For the Year Ended March 31, 2001.......        --       9.57       (1.26)    408,148          0.26                  1.25
For the Year Ended March 31, 2000.......        --      10.06       31.36     447,879          0.02                  1.23
International Equity Fund
For the Year Ended March 31, 2004.......      0.01       8.46       53.81     9,914            1.12                  4.32
For the Year Ended March 31, 2003.......      0.01       5.56      (20.66)    6,368            1.24                  5.30
For the Year Ended March 31, 2002.......        --       7.09       (8.36)    7,882            0.94                  4.13
June 7, 2000 to March 31, 2001 (1)......        --       8.14      (18.50)    9,071            4.20                  3.48
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......        --(8)   13.94       77.37     70,382           0.65                  1.94
For the Year Ended March 31, 2003.......      0.02       7.92       (5.36)    20,562           1.09                  2.60
For the Year Ended March 31, 2002.......        --       8.48       (4.80)    28,027           1.71                  2.24
For the Year Ended March 31, 2001.......        --       9.13      (10.78)    41,951           0.99                  1.93
For the Year Ended March 31, 2000.......        --      11.81       32.04     44,628           1.43                  1.96
European Fund
For the Year Ended March 31, 2004.......        --      11.24       56.01     8,774            1.77                  3.86
For the Year Ended March 31, 2003.......        --       7.34      (23.14)    5,645            1.75                  5.45
July 23, 2001 to March 31, 2002 (1).....        --       9.76       (2.40)    7,320            0.58                  5.45
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Year Ended March 31, 2004.......        --(8)   10.80       (6.17)    20,404          (0.57)                 3.22
For the Year Ended March 31, 2003.......      0.01      11.51       12.90     26,736           0.01                  3.59
For the Year Ended March 31, 2002.......        --      10.22        9.20     10,037           1.87                  2.84
For the Year Ended March 31, 2001.......        --       9.61       (4.79)    11,855           5.19                  2.67
For the Year Ended March 31, 2000.......        --      11.05        9.82     27,835           3.99                  2.81
GLOBAL LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......        --(8)   11.30       (4.80)    12,527          (1.11)                 3.57
For the Year Ended March 31, 2003.......      0.02      11.87       16.95     13,491          (0.28)                 4.04
For the Year Ended March 31, 2002.......        --      10.15       12.21     10,514           1.67                  3.19
September 29, 2000 to March 31, 2001
 (1)....................................        --       9.43       (3.56)    14,924           4.59                  3.19
VALUE LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......        --(8)    9.87       (5.82)    95,541          (0.46)                 2.88
For the Year Ended March 31, 2003.......        --      10.48       16.96     92,356          (0.15)                 2.72
For the Year Ended March 31, 2002.......        --       8.96       13.53     69,629           1.61                  2.49
For the Year Ended March 31, 2001.......        --       8.11       15.96     61,923           4.56                  3.05
For the Year Ended March 31, 2000.......        --       7.42      (14.13)    74,401           2.82                  3.40

                                                        RATIOS/SUPPLEMENTAL DATA
                                          -----------------------------------------------------
                                                                      EXPENSES
                                                EXPENSES             (EXCLUDING
                                                 NET OF           DIVIDEND EXPENSE)   PORTFOLIO
                                                WAIVERS/           NET OF WAIVERS/    TURNOVER
                                          REIMBURSEMENTS(4),(5)   REIMBURSEMENTS(4)    RATE(6)
                                          ---------------------   -----------------   ---------
Institutional Shares
U.S. LARGE CAPITALIZATION FUND
For the Year Ended March 31, 2004.......          1.00%                 1.00%          141.50%
June 19, 2002 to March 31, 2003 (1).....          0.99                  0.99           100.79
U.S. LARGE CAPITALIZATION GROWTH FUND
 (2)
For the Year Ended March 31, 2004.......          0.80                  0.80           177.43
For the Year Ended March 31, 2003.......          0.75                  0.75            68.73
For the Year Ended March 31, 2002.......          0.75                  0.75           111.54
June 7, 2000 to March 31, 2001 (1)......          0.75                  0.75            88.81
U.S. Discovery Fund
For the Year Ended March 31, 2004.......          1.14                  1.14            93.08
For the Year Ended March 31, 2003.......          1.15                  1.15            98.65
September 4, 2001 to March 31, 2002
 (1)....................................          1.15                  1.15            78.02
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......          1.13                  1.13            75.65
For the Year Ended March 31, 2003.......          1.15                  1.15            70.83
For the Year Ended March 31, 2002.......          1.15                  1.15           101.08
For the Year Ended March 31, 2001.......          1.15                  1.15           128.79
For the Year Ended March 31, 2000.......          1.15                  1.15           141.78
International Equity Fund
For the Year Ended March 31, 2004.......          1.35                  1.35           107.02
For the Year Ended March 31, 2003.......          1.35                  1.35           138.85
For the Year Ended March 31, 2002.......          1.35                  1.35           132.84
June 7, 2000 to March 31, 2001 (1)......          1.35                  1.35            86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......          1.47                  1.47           102.50
For the Year Ended March 31, 2003.......          1.50                  1.50           129.34
For the Year Ended March 31, 2002.......          1.50                  1.50           147.52
For the Year Ended March 31, 2001.......          1.50                  1.50           148.53
For the Year Ended March 31, 2000.......          1.50                  1.50           148.72
European Fund
For the Year Ended March 31, 2004.......          1.23                  1.23            66.93
For the Year Ended March 31, 2003.......          1.25                  1.25           170.62
July 23, 2001 to March 31, 2002 (1).....          1.25                  1.25            90.92
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT EQUITY FUND
For the Year Ended March 31, 2004.......          2.82                  1.25           189.35
For the Year Ended March 31, 2003.......          2.67                  1.25           185.66
For the Year Ended March 31, 2002.......          1.95                  1.25           313.22
For the Year Ended March 31, 2001.......          2.12                  1.25           399.02
For the Year Ended March 31, 2000.......          2.27                  1.25           368.26
GLOBAL LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......          2.78                  1.81           175.85
For the Year Ended March 31, 2003.......          2.50                  1.50           189.09
For the Year Ended March 31, 2002.......          1.93                  1.50           231.34
September 29, 2000 to March 31, 2001
 (1)....................................          2.15                  1.50           216.10
VALUE LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......          2.77                  1.75            76.36
For the Year Ended March 31, 2003.......          2.42                  1.74           209.95
For the Year Ended March 31, 2002.......          2.18                  1.75           126.45
For the Year Ended March 31, 2001.......          2.72                  1.84           129.80
For the Year Ended March 31, 2000.......          3.04                  2.00           139.22

See the accompanying notes to the financial statements.

118  Laudus Funds Annual Report

Financial Statements

Financial Highlights

                                                                   INVESTMENT ACTIVITIES                   LESS DIVIDENDS FROM
                                                       ---------------------------------------------    -------------------------
                                                                         NET REALIZED                                     NET
                                          NET ASSET                     AND UNREALIZED      TOTAL                      REALIZED
                                           VALUE,           NET             GAINS            FROM          NET           GAINS
                                          BEGINNING     INVESTMENT       (LOSSES) ON      INVESTMENT    INVESTMENT        ON
                                          OF PERIOD    INCOME/(LOSS)     INVESTMENTS      ACTIVITIES      INCOME      INVESTMENTS
                                          ---------    -------------    --------------    ----------    ----------    -----------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......   $ 8.91         $ 0.02            $ 5.00          $ 5.02        $(0.02)       $(0.20)
For the Year Ended March 31, 2003.......    11.12           0.01(7)          (1.93)          (1.92)        (0.02)        (0.27)
For the Year Ended March 31, 2002.......     9.53             --(7)           2.17            2.17         (0.03)        (0.55)
For the Year Ended March 31, 2001.......    10.02           0.01(7)          (0.16)          (0.15)        (0.01)        (0.33)
For the Year Ended March 31, 2000.......     7.65             --              2.37            2.37            --(8)         --

INVESTOR SHARES

U.S. LARGE CAPITALIZATION FUND
For the Year Ended March 31, 2004.......     8.31           0.02(7)           2.63            2.65            --            --
July 31, 2002 to March 31, 2003 (1).....     8.88           0.05(7)          (0.62)          (0.57)           --            --
U.S. LARGE CAPITALIZATION GROWTH FUND
 (2)
August 15, 2003 to March 31, 2004 (1)...     6.95           0.09(7)           0.92            1.01         (0.04)           --
U.S. DISCOVERY FUND
For the Year Ended March 31, 2004.......     9.53           0.01(7)           5.24            5.25            --         (0.12)
For the Year Ended March 31, 2003.......    11.08           0.02(7)          (1.57)          (1.55)           --            --
October 3, 2001 to March 31, 2002 (1)...     9.38             --              1.72            1.72         (0.02)           --
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......     8.88           0.01              4.98            4.99         (0.02)        (0.20)
For the Year Ended March 31, 2003.......    11.08             --(7),(8)      (1.92)          (1.92)        (0.01)        (0.27)
For the Year Ended March 31, 2002.......     9.50             --(7)           2.15            2.15         (0.02)        (0.55)
For the Year Ended March 31, 2001.......    10.00          (0.01)(7)         (0.14)          (0.15)        (0.02)        (0.33)
For the Year Ended March 31, 2000.......     7.63             --              2.37            2.37            --            --
INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2004.......     5.57           0.03(7)           2.95            2.98         (0.08)           --
For the Year Ended March 31, 2003.......     7.05           0.07(7)          (1.54)          (1.47)        (0.02)           --
For the Year Ended March 31, 2002.......     8.13           0.05(7)          (0.78)          (0.73)        (0.35)           --
December 5, 2000 to March 31, 2001 (1)..     8.98           0.27             (1.12)          (0.85)           --            --
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......     7.87           0.03(7)           6.01            6.04         (0.08)           --
For the Year Ended March 31, 2003.......     8.43           0.08(7)          (0.57)          (0.49)        (0.09)           --
For the Year Ended March 31, 2002.......     9.09           0.07(7)          (0.55)          (0.48)        (0.18)           --(8)
For the Year Ended March 31, 2001.......    11.77           0.08             (1.29)          (1.21)        (0.12)        (1.35)
For the Year Ended March 31, 2000.......     9.10           0.13              2.71            2.84         (0.17)           --
EUROPEAN FUND
November 21, 2003 to March 31, 2004
 (1)....................................    10.46           0.49(7)           0.88            1.37         (0.14)           --
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
 EQUITY FUND
For the Year Ended March 31, 2004.......    11.61          (0.10)(7)         (0.65)          (0.75)           --            --
For the Year Ended March 31, 2003.......    10.34          (0.05)(7)          1.33            1.28         (0.02)           --
For the Year Ended March 31, 2002.......     9.73           0.10(7)           0.76            0.86         (0.25)           --
For the Year Ended March 31, 2001.......    10.99           0.50(7)          (1.10)          (0.60)        (0.66)           --
For the Year Ended March 31, 2000.......    10.43           0.43              0.53            0.96         (0.40)           --
GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2004.......    11.81          (0.17)(7)         (0.43)          (0.60)           --            --
For the Year Ended March 31, 2003.......    10.13          (0.09)(7)          1.75            1.66            --            --
August 23, 2001 to March 31, 2002 (1)...    10.19           0.01(7)           0.32            0.33         (0.39)           --
VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2004.......    10.43          (0.09)(7)         (0.53)          (0.62)           --            --
For the Year Ended March 31, 2003.......     8.95          (0.05)(7)          1.53            1.48            --            --
For the Year Ended March 31, 2002.......     8.10           0.09(7)           0.96            1.05         (0.20)           --
For the Year Ended March 31, 2001.......     7.41           0.31(7)           0.78            1.09         (0.40)           --
For the Year Ended March 31, 2000.......     8.98           0.32             (1.59)          (1.27)        (0.30)           --


                                              TOTAL
                                          DISTRIBUTIONS
                                          -------------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......     $(0.22)
For the Year Ended March 31, 2003.......      (0.29)
For the Year Ended March 31, 2002.......      (0.58)
For the Year Ended March 31, 2001.......      (0.34)
For the Year Ended March 31, 2000.......         --
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the Year Ended March 31, 2004.......         --
July 31, 2002 to March 31, 2003 (1).....         --
U.S. LARGE CAPITALIZATION GROWTH FUND
 (2)
August 15, 2003 to March 31, 2004 (1)...      (0.04)
U.S. DISCOVERY FUND
For the Year Ended March 31, 2004.......      (0.12)
For the Year Ended March 31, 2003.......         --
October 3, 2001 to March 31, 2002 (1)...      (0.02)
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......      (0.22)
For the Year Ended March 31, 2003.......      (0.28)
For the Year Ended March 31, 2002.......      (0.57)
For the Year Ended March 31, 2001.......      (0.35)
For the Year Ended March 31, 2000.......         --
INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2004.......      (0.08)
For the Year Ended March 31, 2003.......      (0.02)
For the Year Ended March 31, 2002.......      (0.35)
December 5, 2000 to March 31, 2001 (1)..         --
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......      (0.08)
For the Year Ended March 31, 2003.......      (0.09)
For the Year Ended March 31, 2002.......      (0.18)
For the Year Ended March 31, 2001.......      (1.47)
For the Year Ended March 31, 2000.......      (0.17)
EUROPEAN FUND
November 21, 2003 to March 31, 2004
 (1)....................................      (0.14)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
 EQUITY FUND
For the Year Ended March 31, 2004.......         --
For the Year Ended March 31, 2003.......      (0.02)
For the Year Ended March 31, 2002.......      (0.25)
For the Year Ended March 31, 2001.......      (0.66)
For the Year Ended March 31, 2000.......      (0.40)
GLOBAL LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2004.......         --
For the Year Ended March 31, 2003.......         --
August 23, 2001 to March 31, 2002 (1)...      (0.39)
VALUE LONG/SHORT EQUITY FUND
For the Year Ended March 31, 2004.......         --
For the Year Ended March 31, 2003.......         --
For the Year Ended March 31, 2002.......      (0.20)
For the Year Ended March 31, 2001.......      (0.40)
For the Year Ended March 31, 2000.......      (0.30)

---------------

(1) From commencement of operations.

(2) Formerly known as Laudus Rosenberg Enhanced 500 Fund.

(3) Not annualized for periods less than one year.

(4) Annualized for periods less than one year.

(5) Includes dividend expense on Short Sales.

(6) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(7) Calculated based on the average shares outstanding during the period.

(8) Amount less than $0.005.

                         See the accompanying notes to the financial statements.

                                                 Laudus Funds Annual Report  119

Financial Statements--Financial Highlights continued

                                                                                            RATIOS/SUPPLEMENTAL DATA
                                                                              ----------------------------------------------------
                                                                                NET       NET INVESTMENT
                                                      NET ASSET               ASSETS,      INCOME/(LOSS)           EXPENSES
                                                       VALUE,                  END OF         NET OF                BEFORE
                                         REDEMPTION    END OF       TOTAL      PERIOD        WAIVERS/              WAIVERS/
                                            FEES       PERIOD     RETURN(3)   (000'S)    REIMBURSEMENTS(4)   REIMBURSEMENTS(4),(5)
                                         ----------   ---------   ---------   --------   -----------------   ---------------------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......  $     --(8)  $13.71       56.53%    $44,059           0.19%                 1.37%
For the Year Ended March 31, 2003.......        --       8.91      (17.35)     25,973           0.07                  1.54
For the Year Ended March 31, 2002.......        --      11.12       23.61      17,695           0.05                  1.53
For the Year Ended March 31, 2001.......        --       9.53       (1.43)      8,137           0.07                  1.45
For the Year Ended March 31, 2000.......        --      10.02       31.00       7,884          (0.16)                 1.39

INVESTOR SHARES

U.S. LARGE CAPITALIZATION FUND
For the Year Ended March 31, 2004.......        --(8)   10.96       31.89         590           0.24                  1.51
July 31, 2002 to March 31, 2003 (1).....        --       8.31       (6.42)        666           0.87                  3.05
U.S. Large Capitalization Growth Fund
 (2)
                                                  (8)
August 15, 2003 to March 31, 2004 (1)...        --       7.92       14.50       1,479           1.12                  2.72
U.S. DISCOVERY FUND
For the Year Ended March 31, 2004.......        --(8)   14.66       55.22       2,581           0.04                  1.63
For the Year Ended March 31, 2003.......        --       9.53      (13.99)        104           0.20                  6.18
October 3, 2001 to March 31, 2002 (1)...        --      11.08       18.34          98           0.03                 10.26
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......        --(8)   13.65       56.40     272,481           0.11                  1.45
For the Year Ended March 31, 2003.......        --       8.88      (17.42)    136,293          (0.02)                 1.63
For the Year Ended March 31, 2002.......        --      11.08       23.50     108,449          (0.05)                 1.65
For the Year Ended March 31, 2001.......        --       9.50       (1.52)     65,217          (0.13)                 1.53
For the Year Ended March 31, 2000.......        --      10.00       31.06      11,400          (0.13)                 1.50
INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2004.......      0.02       8.47       53.61       2,881           0.45                  4.46
For the Year Ended March 31, 2003.......      0.01       5.57      (20.73)         17           1.06                  5.27
For the Year Ended March 31, 2002.......        --       7.05       (8.83)         18           0.64                  4.27
December 5, 2000 to March 31, 2001
 (1)....................................        --       8.13       (9.47)         24          25.10                  4.09
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......        --(8)   13.83       76.91      82,780           0.28                  2.18
For the Year Ended March 31, 2003.......      0.02       7.87       (5.53)     16,834           0.99                  2.93
For the Year Ended March 31, 2002.......        --       8.43       (5.08)      6,334           0.79                  2.67
For the Year Ended March 31, 2001.......        --       9.09      (11.08)      1,731           0.67                  2.24
For the Year Ended March 31, 2000.......        --      11.77       31.47       1,650           1.14                  2.28
EUROPEAN FUND
November 21, 2003 to March 31,
 2004 (1)...............................        --      11.69       13.22          49           4.29                  3.10
U.S. Large/ Mid Capitalization
 Long/Short Equity Fund
For the Year Ended March 31, 2004.......        --(8)   10.86       (6.46)      8,693          (0.93)                 3.51
For the Year Ended March 31, 2003.......      0.01      11.61       12.49      16,251          (0.45)                 3.91
For the Year Ended March 31, 2002.......        --      10.34        8.96         471           0.99                  3.42
For the Year Ended March 31, 2001.......        --       9.73       (5.06)         24           4.90                  2.96
For the Year Ended March 31, 2000.......        --      10.99        9.39         904           3.72                  3.11
GLOBAL LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......        --(8)   11.21       (5.08)      8,533          (1.50)                 3.89
For the Year Ended March 31, 2003.......      0.02      11.81       16.58       9,474          (0.80)                 4.42
August 23, 2001 to March 31,
 2002 (1)...............................        --      10.13        3.58           7           0.22                  4.43
VALUE LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......        --(8)    9.81       (5.94)     34,081          (0.90)                 3.18
For the Year Ended March 31, 2003.......        --      10.43       16.54      38,473          (0.43)                 2.97
For the Year Ended March 31, 2002.......        --       8.95       13.24       5,355           1.05                  2.79
For the Year Ended March 31, 2001.......        --       8.10       15.49       3,952           4.23                  3.37
For the Year Ended March 31, 2000.......        --       7.41      (14.41)      6,155           2.36                  3.70

                                                        RATIOS/SUPPLEMENTAL DATA
                                          -----------------------------------------------------
                                                                      EXPENSES
                                                EXPENSES             (EXCLUDING
                                                 NET OF           DIVIDEND EXPENSE)   PORTFOLIO
                                                WAIVERS/           NET OF WAIVERS/    TURNOVER
                                          REIMBURSEMENTS(4),(5)   REIMBURSEMENTS(4)    RATE(6)
                                          ---------------------   -----------------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......          1.40%                 1.40%           75.65%
For the Year Ended March 31, 2003.......          1.40                  1.40            70.83
For the Year Ended March 31, 2002.......          1.39                  1.39           101.08
For the Year Ended March 31, 2001.......          1.35                  1.35           128.79
For the Year Ended March 31, 2000.......          1.31                  1.31           141.78
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the Year Ended March 31, 2004.......          1.25                  1.25           141.50
July 31, 2002 to March 31, 2003 (1).....          1.25                  1.25           100.79
U.S. Large Capitalization Growth Fund
 (2)
August 15, 2003 to March 31, 2004 (1)...          1.11                  1.39           177.43
U.S. DISCOVERY FUND
For the Year Ended March 31, 2004.......          1.40                  1.40            93.08
For the Year Ended March 31, 2003.......          1.40                  1.40            98.65
October 3, 2001 to March 31, 2002 (1)...          1.40                  1.40            78.02
U.S. SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......          1.47                  1.47            75.65
For the Year Ended March 31, 2003.......          1.49                  1.49            70.83
For the Year Ended March 31, 2002.......          1.51                  1.51           101.08
For the Year Ended March 31, 2001.......          1.43                  1.43           128.79
For the Year Ended March 31, 2000.......          1.28                  1.28           141.78
INTERNATIONAL EQUITY FUND
For the Year Ended March 31, 2004.......          1.59                  1.59           107.02
For the Year Ended March 31, 2003.......          1.60                  1.60           138.85
For the Year Ended March 31, 2002.......          1.60                  1.60           132.84
December 5, 2000 to March 31, 2001
 (1)....................................          1.60                  1.60            86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Year Ended March 31, 2004.......          1.75                  1.75           102.50
For the Year Ended March 31, 2003.......          1.78                  1.78           129.34
For the Year Ended March 31, 2002.......          1.78                  1.78           147.52
For the Year Ended March 31, 2001.......          1.81                  1.81           148.53
For the Year Ended March 31, 2000.......          1.81                  1.81           148.72
EUROPEAN FUND
November 21, 2003 to March 31,
 2004 (1)...............................          1.46                  1.46            66.93
U.S. Large/ Mid Capitalization
 Long/Short Equity Fund
For the Year Ended March 31, 2004.......          3.12                  1.55           189.35
For the Year Ended March 31, 2003.......          3.07                  1.54           185.66
For the Year Ended March 31, 2002.......          2.42                  1.56           313.22
For the Year Ended March 31, 2001.......          2.41                  1.54           399.02
For the Year Ended March 31, 2000.......          2.55                  1.52           368.26
GLOBAL LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......          3.11                  2.14           175.85
For the Year Ended March 31, 2003.......          2.92                  1.80           189.09
August 23, 2001 to March 31,
 2002 (1)...............................          2.34                  1.75           231.34
VALUE LONG/ SHORT EQUITY FUND
For the Year Ended March 31, 2004.......          3.06                  2.05            76.36
For the Year Ended March 31, 2003.......          2.69                  2.02           209.95
For the Year Ended March 31, 2002.......          2.48                  2.04           126.45
For the Year Ended March 31, 2001.......          3.04                  2.16           129.80
For the Year Ended March 31, 2000.......          3.35                  2.29           139.22

See the accompanying notes to the financial statements.

120  Laudus Funds Annual Report

Financial Statements

Notes to Financial Statements as of 3/31/04

1. ORGANIZATION.

Laudus Trust, formerly Barr Rosenberg Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of eleven portfolios, ten of which were operational as of March 31, 2004: Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund (formerly Enhanced 500), Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/ Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund, (individually, a "Fund" and collectively the "Funds"). Laudus Rosenberg U.S. Long/Short Equity Fund was not operational as of March 31, 2004. Each Fund is authorized to issue Institutional Shares and Investor Shares and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue Adviser Shares. Classes A, B, C were closed and merged into Investor Shares on December 1, 2003. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder service or distribution plans, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION
Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at the last reported sale price, or official closing price, on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons under their supervision. Fair valuation may also be used if significant events occur after the close of the relevant market but prior to the New York Stock Exchange close or pursuant to any other method adopted by the Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recorded as earned and includes premium amortization and discount accretion.

FOREIGN CURRENCY TRANSACTIONS
The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign

Financial Statements--Notes to Financial Statements continued

                                                 Laudus Funds Annual Report  121

currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS
Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES
The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund and Laudus Rosenberg Global Long/Short Equity Fund pursue their respective objectives by investing in foreign securities. There are certain additional risks involved when investing in foreign securities, which are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange or other foreign governmental laws or restrictions.

REAL ESTATE INVESTMENT TRUSTS
The Funds own shares of real estate investment trusts ("REITS") which report information on the source of their distributions annually. Certain distributions received from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS
In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements are fully collateralized by U.S. Government Securities. All collateral is held by the Funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

SHORT SALES
The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/ Short Equity Fund and Laudus Rosenberg Value Long/ Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian with cash, U.S. Government Securities and/or securities held long to sufficiently cover its short positions on a daily basis. The collateral for the securities sold short includes the Deposits with Broker as shown in the Statement of Assets and Liabilities and the securities held long as shown in the Statement of Portfolio Investments.

SECURITIES LENDING
Under the Security Lending Program, securities held by the Laudus Rosenberg U.S. Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash and/or certain cash equivalents as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

At March 31, 2004, the value of securities loaned amounted to $38,188,306 against which cash collateral of $38,791,864 was received. The cash collateral is invested in various money market portfolios and U.S. treasury securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Laudus Rosenberg U.S. Small Capitalization Fund and State Street Bank in its capacity as lending agent. Security lending fee income, net of related expenses, is

Financial Statements--Notes to Financial Statements continued

122  Laudus Funds Annual Report

recorded as earned. The Laudus Rosenberg U.S. Small Capitalization Fund bears the risk of loss with respect to the investment of the cash collateral. EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION
Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITS, and wash sales for book and tax purposes.

RECLASSIFICATIONS
Permanent book and tax basis differences will result in reclassifications to capital accounts for such items as net operating losses, disposition of partnership interests, and equalization payments. As of March 31, 2004, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to capital:

                                              Accumulated
                                              Net Realized
                              Accumulated    Gains/(Losses)
                                  Net        on Investments
                              Investment     and Securities
                             Income/(Loss)     Sold Short
-----------------------------------------------------------
Laudus Rosenberg
U.S. Large Capitalization
  Fund                         $  (1,737)      $   1,737
Laudus Rosenberg
U.S. Large Capitalization
  Growth Fund                       (117)            117
Laudus Rosenberg
U.S. Discovery Fund              (45,655)         16,791
Laudus Rosenberg
U.S. Small Capitalization
  Fund                          (533,982)         (5,818)
Laudus Rosenberg
International Equity Fund         17,215         (17,215)
Laudus Rosenberg
International Small
  Capitalization Fund            473,654        (473,655)
Laudus Rosenberg
European Fund                     21,547         (21,547)
Laudus Rosenberg
U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund                    236,828         (42,505)
Laudus Rosenberg
Global Long/Short Equity
  Fund                           275,586            (994)
Laudus Rosenberg
Value Long/Short Equity
  Fund                           666,158          (7,388)

It is the Funds' policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

Charles Schwab Investment Management, Inc. (the "Manager") provides advisory and management services to the Funds under separate management contracts. The Manager is entitled to a fee, computed daily and paid

Financial Statements--Notes to Financial Statements continued

                                                 Laudus Funds Annual Report  123

monthly, for each Fund's average net assets at the annual rate of:

                                                        Fee
------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund        0.75%
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund                                                 0.75%*
Laudus Rosenberg U.S. Discovery Fund                   0.90%
Laudus Rosenberg U.S. Small Capitalization Fund        0.90%
Laudus Rosenberg International Equity Fund             0.85%
Laudus Rosenberg International Small Capitalization
  Fund                                                 1.00%
Laudus Rosenberg European Fund                         0.75%
Laudus Rosenberg U.S. Large/Mid Capitalization Long/
  Short Equity Fund                                    1.00%
Laudus Rosenberg Global Long/Short Equity Fund         1.50%
Laudus Rosenberg Value Long/Short Equity Fund          1.50%

* Prior to January 30, 2004 the annual rate was 0.50%.

The Manager has retained an independent money management organization to make decisions on behalf of the fund. Pursuant to a portfolio management agreement with AXA Rosenberg Investment Management, LLC (AXARIM) and the Manager, AXARIM provides investment advisory services as the subadviser for the Funds.

The Manager has contractually agreed until March 31, 2007, to waive fees and reimburse the Funds to limit the annual expenses, exclusive of Service Fees and the Distribution and Shareholder Service Fees, as follows:

                                                                    Expense Ratio                        Expense Ratio
                                                              prior to January 30, 2004              after January 30, 2004
                                                          ----------------------------------   ----------------------------------
                                                          Institutional   Investor   Advisor   Institutional   Investor   Advisor
---------------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.........      1.00%        1.25%         --        0.99%        1.24%         --
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund..................................................      0.75%        1.15%         --        0.99%        1.39%         --
Laudus Rosenberg U.S. Discovery Fund....................      1.15%        1.40%         --        1.14%        1.39%         --
Laudus Rosenberg U.S. Small Capitalization Fund.........      1.15%        1.49%      1.40%        1.14%        1.48%      1.39%
Laudus Rosenberg International Equity Fund..............      1.35%        1.60%         --        1.34%        1.59%         --
Laudus Rosenberg International Small Capitalization
  Fund..................................................      1.50%        1.78%         --        1.49%        1.77%         --
Laudus Rosenberg European Fund..........................      1.25%        1.65%         --        1.24%        1.64%         --

The Manager has contractually agreed until March 31, 2007, to maintain an operating expense ratio for each Fund's average net assets, exclusive of the dividend expense on short sales and the Distribution and Shareholder Service Fees as follows:

                                                                    Expense Ratio                Expense Ratio
                                                              prior to January 30, 2004     after January 30, 2004
                                                              -------------------------    -------------------------
                                                              Institutional    Investor    Institutional    Investor
--------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................      1.25%         1.50%          1.24%         1.49%
Laudus Rosenberg Global Long/Short Equity Fund..............     2.00%*         2.25%          1.99%         2.24%
Laudus Rosenberg Value Long/Short Equity Fund...............      1.75%         2.00%          1.74%         1.99%

* Prior to August 15, 2003 expense ratio was 1.50%.

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that, from time to time through the next two fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year. As of the period ended

Financial Statements--Notes to Financial Statements continued

124  Laudus Funds Annual Report

March 31, 2004, the balance of recoupable expenses is as follows:

                                                     Expires
                                                     3/31/06
------------------------------------------------------------
Laudus Rosenberg
U.S. Large Capitalization Fund                       $33,231
Laudus Rosenberg
U.S. Large Capitalization Growth Fund                 18,090
Laudus Rosenberg
U.S. Discovery Fund                                   17,836
Laudus Rosenberg
International Equity Fund                             34,256
Laudus Rosenberg
International Small Capitalization Fund               45,582
Laudus Rosenberg
European Fund                                         22,175
Laudus Rosenberg
U.S. Large/Mid Capitalization Long/Short Equity
  Fund                                                21,271
Laudus Rosenberg
Global Long/Short Equity Fund                         47,220
Laudus Rosenberg
Value Long/Short Equity Fund                           6,288

BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex level fee, computed daily and paid monthly, based upon the following schedule: 0.00% of average net assets from $0 to $25 million, 0.09% of average net assets from $25 million to $500 million, 0.07% on the next $500 million of average net assets, and 0.04% of average net assets over $1 billion.

BISYS also serves the Funds as fund accountant and transfer agent. Under the terms of separate agreements, BISYS is entitled to receive a fixed fee per fund for accounting and a per account fee, subject to a minimum charge, for transfer agent services.

The Trust has adopted Distribution and Shareholder Service Plans with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis by the Trust's Distributor, Laudus Distributor, Inc. (the "Distributor"), an indirect wholly-owned subsidiary of The BISYS Group, Inc. Under the Distribution and Shareholder Service Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer services in connection with such shares.

Certain officers and a Trustee of the Trust are affiliated with the Manager or Administrator. The Trust does not pay any compensation to officers or Trustees of the Trust who are interested persons of the Trust or Manager, as defined under the 1940 Act. Trustees of the Trust who are not interested persons of the Trust or Manager, as defined under the 1940 Act, each had received a retainer of $11,385 (plus additional fees for each meeting attended) for the first three quarterly meetings. As of January 30, 2004, the retainer changed to $8,788 (plus additional fees for each meeting attended) for the year ended March 31, 2004. Effective April 1, 2004 the Board approved a change to the retirement policy adding a lump sum payment at retirement based on their years of service. After completing at least five years of service, a Trustee is eligible for the lump sum benefit equal to $10,000 times the combined number of years of service (as of the retirement date) on the Board of the Trust.

4. EARLY REDEMPTION FEE.

For the Funds, certain shares purchased on or after July 30, 2001, that are redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee is applied to shares redeemed or exchanged in the order in which they are purchased and is retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. Such amounts are included in the cost of shares redeemed, on the Statement of Changes in Net Assets. For the year

Financial Statements--Notes to Financial Statements continued

                                                 Laudus Funds Annual Report  125

ended March 31, 2004, earned early redemption fees were as follows:

                                                   Early
                                                 Redemption
                                                    Fees
-----------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund                                            $ 2,157
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund                                          67
Laudus Rosenberg U.S. Discovery Fund                  131
Laudus Rosenberg U.S. Small Capitalization
  Fund                                             28,619
Laudus Rosenberg International Equity Fund         14,428
Laudus Rosenberg International Small
  Capitalization Fund                              39,255
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund                            4,031
Laudus Rosenberg Global Long/Short Equity Fund     24,573
Laudus Rosenberg Value Long/Short Equity Fund      45,757

5. SECURITY PURCHASES AND SALES.

For the year ended March 31, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                  Purchases        Sales
------------------------------------------------------------
Laudus Rosenberg
U.S. Large Capitalization Fund   $ 65,005,730   $ 42,956,866
Laudus Rosenberg
U.S. Large Capitalization
  Growth Fund                      10,548,536      9,854,675
Laudus Rosenberg
U.S. Discovery Fund               111,293,819     52,603,818
Laudus Rosenberg
U.S. Small Capitalization Fund    955,176,869    733,407,709
Laudus Rosenberg
International Equity Fund          12,042,747      9,780,687
Laudus Rosenberg
International Small
  Capitalization Fund             156,980,437     87,491,839
Laudus Rosenberg
European Fund                       5,176,247      4,943,967
Laudus Rosenberg
U.S. Large/Mid Capitalization
  Long/Short Equity Fund           58,664,147     79,762,628
Laudus Rosenberg
Global Long/Short Equity Fund      36,677,342     46,410,899
Laudus Rosenberg
Value Long/Short Equity Fund       86,851,456    137,778,101

6. LINE OF CREDIT.

The custodian has established a loan agreement to a maximum amount of 33.33% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund and Laudus Rosenberg European Fund have access to a committed line of credit up to a maximum of $20,000,000, as established by the Fund's custodian. Interest is calculated based on the market rates at the time of borrowing. A commitment fee of 0.09% per annum will be incurred on the unused portion of the line of credit, which is allocated to the applicable Funds based on net assets. The Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund had borrowings on the line of credit for the year ended March 31, 2004.

                                Amount
                             Outstanding                  Average
                             as March 31,     Average     Interest
                                 2004        Borrowing      Rate
------------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund             $--       $        --       --
Laudus Rosenberg U.S. Large
  Capitalization Growth
  Fund                            --                 --       --
Laudus Rosenberg U.S.
  Discovery Fund                  --                 --       --
Laudus Rosenberg U.S. Small
  Capitalization Fund             --         20,000,000    1.56%
Laudus Rosenberg
  International Equity Fund       --                 --       --
Laudus Rosenberg
  International Small
  Capitalization Fund             --          7,850,569    1.72%
Laudus Rosenberg European
  Fund                            --                 --       --

Financial Statements--Notes to Financial Statements continued

126  Laudus Funds Annual Report

7. FEDERAL INCOME TAXES.

The tax character of distributions paid during the fiscal year ended March 31, 2004 was as follows:

                                                                                             Total                  Total
                                              Ordinary              Long-Term               Taxable             Distributions
                                               Income             Capital Gains          Distributions               Paid
---------------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund                        $  145,000            $        --            $   145,000            $   145,000
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund                     45,000                     --                 45,000                 45,000
Laudus Rosenberg U.S. Discovery Fund            732,029                180,616(1)             912,645                912,645
Laudus Rosenberg U.S. Small
  Capitalization Fund                         3,165,283             17,089,266*(1)         20,254,549             20,254,549
Laudus Rosenberg International Equity
  Fund                                          120,000                     --                120,000                120,000
Laudus Rosenberg International Small
  Capitalization Fund                           794,958                     --                794,958                794,958
Laudus Rosenberg European Fund                  150,000                     --                150,000                150,000
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund                                               --                     --                     --                     --
Laudus Rosenberg Global Long/Short
  Equity Fund                                        --                     --                     --                     --
Laudus Rosenberg Value Long/Short
  Equity Fund                                        --                     --                     --                     --

 * The following fund's net long-term Capital gains distribution designated for federal income tax purposes differs from the amount on the Statement of Changes due to the utilization of earnings and profit distributed to shareholders upon redemption of shares. As such, the total amount designated for federal income tax purposes for long-term capital gains is $17,352,076.

(1) In accordance with the Internal Revenue Code, the following Funds are designating the following amounts as long-term capital gain dividends:

Laudus Rosenberg U.S. Discovery Fund
  Long Term Capital Gains (20)%.............................      $33,962
  Long Term Capital Gains (15)%.............................     $146,654
Laudus Rosenberg U.S. Small Capitalization Fund
  Long Term Capital Gains (15)%.............................  $17,352,076

The tax character of distributions paid during the fiscal year ended March 31, 2003 was as follows:

                                                                                               Total           Total
                                                               Ordinary      Long-Term        Taxable      Distributions
                                                                Income     Capital Gains   Distributions       Paid
------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund               $  55,000     $        --     $    55,000     $    55,000
Laudus Rosenberg U.S. Large Capitalization Growth Fund           34,000              --          34,000          34,000
Laudus Rosenberg U.S. Discovery Fund                             23,002              --          23,002          23,002
Laudus Rosenberg U.S. Small Capitalization Fund               1,539,401      17,860,532      19,399,933      19,399,933
Laudus Rosenberg International Equity Fund                       77,000              --          77,000          77,000
Laudus Rosenberg International Small Capitalization Fund        447,000              --         447,000         447,000
Laudus Rosenberg European Fund                                  130,005              --         130,005         130,005
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund                                                    45,998              --          45,998          45,998
Laudus Rosenberg Global Long/Short Equity Fund                       --              --              --              --
Laudus Rosenberg Value Long/Short Equity Fund                        --              --              --              --

Financial Statements--Notes to Financial Statements continued

                                                 Laudus Funds Annual Report  127

As of March 31, 2004, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                            Expires
                                     --------------------------------------------------------------------------------------
                                         2005       2006         2007          2008          2009         2010         2011
                                     --------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund                 $     --   $     --   $       --   $        --   $        --   $       --   $  209,090
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund                --         --           --            --            --      320,412      451,611
Laudus Rosenberg U.S. Discovery Fund       --         --           --            --            --           --           --
Laudus Rosenberg U.S. Small
 Capitalization Fund                       --         --           --            --            --           --           --
Laudus Rosenberg International
 Equity Fund                          153,862    282,014           --         7,313       112,715    1,280,844    1,715,777
Laudus Rosenberg International Small
 Capitalization Fund                       --         --           --            --            --           --           --
Laudus Rosenberg European Fund             --         --           --            --            --      106,726      569,359
Laudus Rosenberg U.S. Large/Mid
 Capitalization Long/Short Equity
 Fund                                      --         --           --       429,084            --      659,336           --
Laudus Rosenberg Global Long/Short
 Equity Fund                               --         --           --            --            --      397,465           --
Laudus Rosenberg Value Long/Short
 Equity Fund                               --         --    6,208,668    28,459,569    11,040,106           --           --

                                               Expires
                                      -------------------------
                                             2012         Total
                                      -------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund                  $        --   $   209,090
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund                    --       772,023
Laudus Rosenberg U.S. Discovery Fund           --            --
Laudus Rosenberg U.S. Small
 Capitalization Fund                           --            --
Laudus Rosenberg International
 Equity Fund                                   --     3,552,525
Laudus Rosenberg International Small
 Capitalization Fund                           --            --
Laudus Rosenberg European Fund             87,824       763,909
Laudus Rosenberg U.S. Large/Mid
 Capitalization Long/Short Equity
 Fund                                   2,980,970     4,069,390
Laudus Rosenberg Global Long/Short
 Equity Fund                            1,873,304     2,270,769
Laudus Rosenberg Value Long/Short
 Equity Fund                           20,890,231    66,598,574

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2004, the Funds deferred to April 1, 2004 post October capital losses of:

                                          Capital    Currency
                                           Losses     Losses
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund                     $     --   $     --
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund                    --         --
Laudus Rosenberg U.S. Discovery Fund            --         --
Laudus Rosenberg U.S. Small
  Capitalization Fund                           --         --
Laudus Rosenberg International Equity
  Fund                                          --         --
Laudus Rosenberg International Small
  Capitalization Fund                           --         --
Laudus Rosenberg European Fund                  --         --
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity Fund    303,530         --
Laudus Rosenberg Global Long/Short
  Equity Fund                                   --      3,013
Laudus Rosenberg Value Long/Short Equity
  Fund                                     535,278         --

Financial Statements--Notes to Financial Statements continued

128  Laudus Funds Annual Report

For the year ended March 31, 2004, the components of distributable earnings/accumulated (losses) on a tax basis were as follows:

                                                                                                                        Total
                                                                                                                    Distributable
                                      Undistributed   Undistributed                   Accumulated                     Earnings/
                                        Ordinary        Long-Term     Distributable   Capital and     Unrealized     Accumulated
                                         Income       Capital Gains     Earnings      Other Losses   Appreciation     (Losses)
---------------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large
 Capitalization Fund                   $   63,657      $        --     $    63,657    $  (209,090)   $ 5,660,942    $  5,515,509
Laudus Rosenberg U.S. Large
 Capitalization Growth Fund                 3,422               --           3,422       (772,023)        52,642        (715,959)
Laudus Rosenberg U.S. Discovery Fund    1,251,235        1,216,171       2,467,406             --     18,585,460      21,052,866
Laudus Rosenberg U.S. Small
 Capitalization Fund                           --       62,217,566      62,217,566             --    335,142,655     397,360,221
Laudus Rosenberg International
 Equity Fund                               34,088               --          34,088     (3,552,525)     2,129,208      (1,389,229)
Laudus Rosenberg International Small
 Capitalization Fund                    3,487,654        3,880,158       7,367,812             --     24,942,836      32,310,648
Laudus Rosenberg European Fund             32,580               --          32,580       (763,909)     1,733,579       1,002,250
Laudus Rosenberg U.S. Large/Mid
 Capitalization Long/Short Equity
 Fund                                          --               --              --     (4,372,920)     2,521,894      (1,851,026)
Laudus Rosenberg Global Long/Short
 Equity Fund                                   --               --              --     (2,273,782)     2,062,112        (211,670)
Laudus Rosenberg Value Long/Short
 Equity Fund                                   --               --              --    (67,133,849)    26,783,272     (40,350,577)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, return of capital adjustments from REITS, and unrealized gains/(losses) on investments in passive foreign investment companies.

8. MATERIAL EVENTS.

In December 2003, the Trust's Board of Trustees and the Fund's majority shareholder approved, among other matters: (i) the appointment of Charles Schwab Investment Management Inc. ("CSIM") as the Investment Advisor to the AXA Rosenberg U.S. Large Capitalization Fund, AXA Rosenberg U.S. Large Capitalization Growth Fund (formerly Enhanced 500), AXA Rosenberg U.S. Discovery Fund, AXA Rosenberg U.S. Small Capitalization Fund, AXA Rosenberg International Equity Fund, AXA Rosenberg International Small Capitalization Fund, AXA Rosenberg European Fund, AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, AXA Rosenberg Global Long/Short Equity Fund and AXA Rosenberg Value Long/Short Equity Fund, (Individually, a "Fund" and collectively the "Funds");
(ii) the appointment of AXA Rosenberg Investment Management LLC ("AXA Rosenberg") as the day-to-day portfolio manager of the Funds through a sub-advisory relationship; and (iii) certain changes to the Board of Trustees. These new arrangements were implemented on January 30, 2004, and in connection with CSIM's new role, the Funds were re-branded the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund (formerly Enhanced 500), Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund. There was no change to the Funds' investment strategy, which utilizes AXA Rosenberg's proprietary stock selection and risk models to identify potential holdings and build portfolios. The same team at AXA Rosenberg is still responsible for overseeing the investment process and ensuring its consistent application to the Funds. It is expected that the Funds' share class offerings and fees will remain the same. An Information Statement providing additional details about such matters was sent to shareholders of the Funds in December 2003. Also implemented on January 30, 2004 was a change in the name of the distributor to

Financial Statements--Notes to Financial Statements continued

                                                 Laudus Funds Annual Report  129

"Laudus Distributor, Inc." As of March 30, 2004, the Trust changed its name to the "Laudus Trust".

9. OTHER TAX INFORMATION (UNAUDITED)
For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended March 31, 2004, qualify for the corporate dividends received deduction for the following Funds:

                                             Dividends
                                         Received Deduction
-----------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund                          100.00%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund                   100.00%
Laudus Rosenberg U.S. Discovery Fund            40.05%
Laudus Rosenberg U.S. Small
  Capitalization Fund                          100.00%
Laudus Rosenberg International Equity
  Fund                                           0.00%
Laudus Rosenberg International Small
  Capitalization Fund                            0.00%
Laudus Rosenberg European Fund                   0.00%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity Fund          0.00%
Laudus Rosenberg Global Long/Short
  Equity Fund                                    0.00%
Laudus Rosenberg Value Long/Short
  Equity Fund                                    0.00%

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg European Fund may elect to pass on the benefits of the foreign tax credit $26,502, $223,707, and $30,524 respectively, to its shareholders for the year ended March 31, 2004.

For the fiscal year March 31, 2004, certain dividends paid by the Funds may be subject to maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the year ended March 31, 2004, the following Funds paid qualified dividend income of:

                                                 Qualified
                                              Dividend Income
-------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Fund                                          $  145,000
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund                                       45,000
Laudus Rosenberg U.S. Discovery Fund               291,433
Laudus Rosenberg U.S. Small Capitalization
  Fund                                           3,165,283
Laudus Rosenberg International Equity Fund         146,502
Laudus Rosenberg International Small
  Capitalization Fund                            1,018,665
Laudus Rosenberg European Fund                     180,524
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity Fund                 --
Laudus Rosenberg Global Long/Short Equity
  Fund                                                  --
Laudus Rosenberg Value Long/Short Equity
  Fund                                                  --

130  Laudus Funds Annual Report

Report of Independent Registered Public Accounting Firm

                     TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LAUDUS TRUST

                     In our opinion, the accompanying statements of assets and liabilities, including the statements of portfolio investments and statements of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg European Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/ Short Equity Fund, and Laudus Rosenberg Value Long/Short Equity Fund (the "Funds") at March 31, 2004, the results of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and securities sold short at March 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

                     PRICEWATERHOUSECOOPERS LLP
                     San Francisco, California
                     May 19, 2004

                                                 Laudus Funds Annual Report  131

Other Information (unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-452-8387; (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of each series (each, a "Fund" and collectively, the "Funds") of the Laudus Trust (formerly, the Barr Rosenberg Series Trust) (the "Trust") was held on January 30, 2004, for the purpose of seeking shareholder approval of the following three proposals: (i) to elect Trustees for the Trust; (ii) to approve Charles Schwab Investment Management, Inc. ("CSIM") as investment adviser for each Fund by approving a new Management Agreement between CSIM and the Trust; and (iii) to approve AXA Rosenberg Investment Management LLC ("AXA Rosenberg") as investment sub-adviser for each Fund by approving a Subadviser Agreement among the Trust, CSIM and AXA Rosenberg. The Fund names listed below reflect the name of each Fund as of the meeting date. Each Fund was subsequently re-branded whereby the beginning of its name was changed from "AXA Rosenberg" to "Laudus Rosenberg."

A plurality of the outstanding shares of all of the Funds voting together as a single class approved each Trustee set forth in Proposal 1 as follows:

PROPOSAL 1 -- TO ELECT TRUSTEES OF THE TRUST.

Trustee                                                        Affirmative       Withhold
--------------------------------------------------------------------------------------------
Mariann Byerwalter                                            73,794,198.084   2,190,594.864
William A. Hasler                                             73,804,075.817   2,180,717.131
Jeffrey M. Lyons                                              73,678,275.405   2,306,517.543

With respect to Proposal 2 and Proposal 3, the majority shareholder of the AXA Rosenberg Enhanced 500 Fund (now known as the Laudus Rosenberg U.S. Large Capitalization Growth Fund) approved each Proposal by written consent. For each of the other Funds, a majority of the outstanding voting shares of each Fund approved Proposal 2 and Proposal 3 as follows:

PROPOSAL 2 -- TO APPROVE CSIM AS INVESTMENT ADVISER FOR EACH FUND BY APPROVING A NEW MANAGEMENT AGREEMENT BETWEEN CSIM AND THE TRUST.

Fund                                                               For            Against        Abstain
----------------------------------------------------------------------------------------------------------
AXA Rosenberg U.S. Large Capitalization Fund                   3,810,631.773           0.000         0.000
AXA Rosenberg U.S. Discovery Fund                              3,034,402.756           0.000       517.000
AXA Rosenberg U.S. Small Capitalization Fund                  43,981,970.200   1,778,779.107   763,091.972
AXA Rosenberg International Equity Fund                        1,234,716.236           0.000         0.000
AXA Rosenberg International Small Capitalization Fund          5,758,289.243     444,517.996    38,024.968
AXA Rosenberg European Fund                                      769,883.307           0.000         0.000
AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund                                                    2,175,352.109      12,476.061    10,133.857
AXA Rosenberg Global Long/Short Equity Fund                    1,693,040.392      19,263.472     1,807.000
AXA Rosenberg Value Long/Short Equity Fund                     9,111,991.233     482,417.652    44,673.774

PROPOSAL 3 -- TO APPROVE AXA ROSENBERG AS INVESTMENT SUB-ADVISER FOR EACH FUND BY APPROVING A SUBADVISER AGREEMENT AMONG THE TRUST, CSIM AND AXA ROSENBERG.

Fund                                                               For            Against        Abstain
----------------------------------------------------------------------------------------------------------
AXA Rosenberg U.S. Large Capitalization Fund                   3,810,631.773           0.000         0.000
AXA Rosenberg U.S. Discovery Fund                              3,034,402.756           0.000       517.000
AXA Rosenberg U.S. Small Capitalization Fund                  43,966,286.408   1,768,852.899   788,701.972
AXA Rosenberg International Equity Fund                        1,234,716.236           0.000         0.000
AXA Rosenberg International Small Capitalization Fund          5,767,518.478     428,192.639    45,121.090
AXA Rosenberg European Fund                                      769,883.307           0.000         0.000
AXA Rosenberg U.S. Large/Mid Capitalization Long/Short
Equity Fund                                                    2,156,917.109      15,607.061    25,437.857
AXA Rosenberg Global Long/Short Equity Fund                    1,706,247.392       4,183.472     3,680.000
AXA Rosenberg Value Long/Short Equity Fund                     9,201,481.555     400,071.330    37,529.774

132  Laudus Funds Annual Report

Trustees and Officers of Laudus Trust as of 3/31/04

INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Name, Address* and                                             Number of
Age of Trustee; (Term                                          Portfolios in
of Office** and Length  Principal Occupation(s)                Fund Complex
of Time Served)         During Past Five Years                 Overseen       Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------------------
Jeffrey M. Lyons(##)    Executive Vice President, Asset        62(***)        Mr. Lyons is also a Trustee of each
48                      Management Products & Services since                  portfolio of the Laudus Variable
(since 1/04)            September 2001, Charles Schwab & Co.,                 Insurance Trust, The Charles Schwab
                        Inc. Prior to September 2001, Mr.                     Family of Funds, Schwab Investments,
                        Lyons was Executive Vice President,                   Schwab Annuity Portfolios and Schwab
                        Mutual Funds, Charles Schwab & Co.,                   Capital Trust.
                        Inc.
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter(+)   Chairman of JDN Corporate Advisory     62(***)        Ms. Byerwalter is also a Trustee of
43                      LLC. From 1996 to 2001, Ms.                           each portfolio of the Laudus Variable
(since 1/04)            Byerwalter was the Vice President for                 Insurance Trust, The Charles Schwab
                        Business Affairs and Chief Financial                  Family of Funds, Schwab Investments,
                        Officer of Stanford University and,                   Schwab Annuity Portfolios and Schwab
                        in 2001, Special Adviser to the                       Capital Trust. She is on the Board of
                        President of Stanford University.                     Trustees of Stanford University,
                                                                              America First Companies, Omaha, NE
                                                                              (venture capital/fund management),
                                                                              Redwood Trust, Inc. (mortgage
                                                                              finance), Stanford Hospitals and
                                                                              Clinics, SRI International
                                                                              (research), PMI Group, Inc. (mortgage
                                                                              insurance) and Lucile Packard
                                                                              Children's Hospital; Director until
                                                                              2002, LookSmart, Ltd. (an Internet
                                                                              infrastructure company).
-------------------------------------------------------------------------------------------------------------------
William A. Hasler(+)    Co-Chief Executive Officer, Aphton     62(***)        Mr. Hasler is also a Trustee of each
62                      Corporation (bio-pharmaceuticals).                    portfolio of the Laudus Variable
(since 1/04)            Prior to August 1998, Mr. Hasler was                  Insurance Trust, The Charles Schwab
                        Dean of the Haas School of Business                   Family of Funds, Schwab Investments,
                        at the University of California,                      Schwab Annuity Portfolios and Schwab
                        Berkeley (higher education).                          Capital Trust. He is on the Board of
                                                                              Directors of Solectron Corporation
                                                                              and is the Non-Executive Chairman
                                                                              (manufacturing). He is also on the
                                                                              Board of Directors of Airlease Ltd.
                                                                              (aircraft leasing), Mission West
                                                                              Properties (commercial real estate)
                                                                              and Digital Microwave Corporation (a
                                                                              network equipment corporation).
-------------------------------------------------------------------------------------------------------------------
Nils H. Hakansson(+)    Sylvan C. Coleman Professor of         13(#)          Mr. Hakansson is also a Trustee of
65                      Finance and Accounting, Haas School                   the Laudus Variable Insurance Trust.
(6 Years)               of Business, University of
                        California, Berkeley, July 1969 to
                        June 2003.

(*)The mailing address of each of the Trustees is c/o Laudus Trust, 3435 Stelzer
   Road, Columbus, OH 43219.

(**)
   There is no stated term of office for the Trustees of the Trust.

(***)
   This includes 49 Schwab funds, 12 series of the Trust and the sole series of the Laudus Variable Insurance Trust.

(#)This includes 12 series of the Trust and the sole series of the Laudus
   Variable Insurance Trust.

(##)
   Mr. Lyons is an "interested person," as defined in the 1940 Act, because he is an officer and employee of Charles Schwab & Co.

(+)Member of the Audit Committee.

Trustees and Officers of Laudus Trust continued

                                                                          Laudus
Funds Annual Report  133

OFFICERS OF LAUDUS TRUST

-------------------------------------------------------------------------------------------------------------------
Name, Address* and
Age of Office(**) and         Position with
Length of Time Served)        the Trust                Principal Occupation During Past Five Years
-------------------------------------------------------------------------------------------------------------------
Jana Thompson, 44             President and            Senior Vice President, Charles Schwab & Co., Inc. and CSIM,
(1/04-present)                Chief Executive Officer  February 2004 to present; Vice President, Charles Schwab &
                                                       Co., Inc., 2000 to February 2004; Managing Director,
                                                       High-Yield Sales, Fleet Securities, Inc., 1998 to 1999.
-------------------------------------------------------------------------------------------------------------------
Alice Schulman, 53            Clerk                    Vice President & Assistant Secretary, CSIM, 2003 to present;
(1/04-present)                                         Assistant Secretary, The Charles Schwab Bank, N.A., 2003 to
                                                       present; Assistant Secretary, SchwabFunds, 2000 to present;
                                                       Director, Project Management, CSIM, 2000 to 2003;
                                                       Consultant, 1998 to 2000.
-------------------------------------------------------------------------------------------------------------------
Elizabeth Lawrence, 39        Vice President           Senior Vice President, BISYS Fund Services, 2001 to present;
(9/02-present)                                         Vice President and Senior Manager, Client Services and
                                                       Operations, PFPC, Inc., 1999 to 2001; Director of Client
                                                       Services, PFPC, Inc., 1997 to 1999.
-------------------------------------------------------------------------------------------------------------------
Troy Sheets, 32               Chief Financial Officer  Vice President of Financial Services, BISYS Fund Services,
(9/02-present)                                         2002 to present; Senior Manager, KPMG LLP, 2000 to 2002;
                                                       Manager, KPMG LLP, 1998 to 2000.
-------------------------------------------------------------------------------------------------------------------
Alison Baur, 39               Chief Legal Officer      Vice President, Charles Schwab & Co., Inc. since June 1999;
(1/04-present)                                         Associate General Counsel, Charles Schwab & Co., Inc. since
                                                       2003; Senior Corporate Counsel, Charles Schwab & Co., Inc.,
                                                       June 1999 to 2003; Chief Legal Officer & Secretary,
                                                       Excelsior Funds, 2001 to 2004; Chief Legal Officer,
                                                       Excelsior Directional Hedge Fund and Excelsior Private
                                                       Equity Funds, 2001 to 2004; Associate General Counsel,
                                                       Grantham, Mayo, Van Otterloo & Co., LLC, 1997 to May 1999;
                                                       Clerk, GMO Trust, 1997 to May 1999.
-------------------------------------------------------------------------------------------------------------------
Ryan Louvar, 32               Clerk                    Counsel of Legal Services, BISYS Fund Services, 2000 to
(9/02-present)                                         present; Attorney, Hill, Farrer & Burrill LLP, 1999 to 2000;
                                                       Attorney, Knapp, Peterson & Clarke, PC, 1997 to 1999.
-------------------------------------------------------------------------------------------------------------------
Alaina V. Metz, 36            Assistant Clerk          Chief Administrative Officer, BISYS Fund Services, 1995 to
(6/99-present)                                         present.

(*)The mailing address of each of the officers is c/o Laudus Trust, 3435 Stelzer
   Road, Columbus, OH 43219.

(**)
   There is no stated term of office for the officers of the Trust.

134  Laudus Funds Annual Report

Definitions and Terms

BETA is the systematic risk coefficient that expresses the expected response of asset or portfolio excess return to excess return on a market portfolio, e.g. a beta of 1.5 implies that 1.5 times the excess return on the market can be expected.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI-EAFE(R)) is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX is an unmanaged, weighted equity index comprised of 16 developed European markets, including the
(MSCI) U.K., based on large and medium capitalization securities.

90 DAY T-BILL is a short-term discounted, government debt instrument of 90-days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

NOMURA GLOBAL SMALL CAP INDEX EXCLUDING THE U.S. (NGSCEXUS) is an unmanaged index that represents the performance of companies in the lowest 15% by market capitalization in 22 developed markets other than the U.S.

PRICE EARNINGS RATIO is the price of a stock divided by its earnings per share. The P/E ratio may either use the reported earnings from the latest year or employ an analyst's forecast of next years earnings.

PRICE TO BOOK compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW is the price of a stock divided by its reported cash flow per share.

RELATIVE STRENGTH is the rate which a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500(TM) INDEX is the benchmark for the Laudus Rosenberg U.S. Discovery Fund. It is an unmanaged index of approximately 2,500 mid and small capitalization companies.

STANDARD & POOR'S 500(R) INDEX (S&P 500) is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

CITIGROUP EX US EMI INDEX (formerly the Salomon Smith Barney World ex US EMI) is an unmanaged, broad-based index of non-U.S. small/mid capitalization companies. The Index includes 21 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

                                                 Laudus Funds Annual Report  135

                      (This page intentionally left blank)

136  Laudus Funds Annual Report

                      (This page intentionally left blank)

                                                              Laudus [LOGO]
                                                               Funds


                                       C O M M A N D   P E R F O R M A N C E(TM)




FOR MORE INFORMATION ABOUT THE FUNDS:         INDEPENDENT ACCOUNTANTS
                                              PricewaterhouseCoopers LLP
ADVISER                                       333 Market Street
Charles Schwab Investment Management, Inc.    San Francisco, California 94105-2119
101 Montgomery Street
San Francisco, California 94104               LEGAL COUNSEL
                                              Morgan, Lewis & Bockius LLP
SUBADVISER                                    1701 Market Street
AXA Rosenberg Investment Management LLC       Philadelphia, Pennsylvania 19103
Four Orinda Way, Building E
Orinda, California 94563                      SHAREHOLDER SERVICES
                                              1.866.452.8387 Institutional Shares
ADMINISTRATOR, TRANSFER AGENT AND             1.866.452.8387 Registered Investment Professionals
DIVIDEND PAYING AGENT                         1.800.447.3332 Investor and Adviser Shares
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road                             www.laudusfunds.com
Columbus, Ohio 43219

CUSTODIANS OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

State Street Bank and Trust Company
Mutual Funds Division
Boston, Massachusetts 02102




This report is for the information of the shareholder's of the Laudus Rosenberg Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

ITEM 2. CODE OF ETHICS.

      Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

      THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (a)(1).

      The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

      If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

      DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

             (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

             (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS NILS HAKANSSON, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

                                 2003: $231,375
                                 2004: $254,650

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                                   2003: None
                                   2004: None

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                                  2003: $65,788
                                  2004: $69,075

  For preparation and review of tax returns and review of excise distributions.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

                                   2003: None
                                   2004: None

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                  REGISTRANT'S AUDIT COMMITTEE MEETS WITH THE PRINCIPAL ACCOUNTANTS AND MANAGEMENT TO REVIEW AND PRE-APPROVE ALL AUDIT SERVICES TO BE PROVIDED BY THE PRINCIPAL ACCOUNTANTS. THE AUDIT COMMITTEE SHALL PRE-APPROVE ALL AUDITING SERVICES AND PERMISSIBLE NON-AUDIT SERVICES (E.G., TAX SERVICES) TO BE PROVIDED TO THE FUNDS BY THE AUDITOR, INCLUDING THE FEES THEREFORE AND HAS NOT ADOPTED PRE-APPROVAL POLICIES AND PROCEDURES AS DESCRIBED IN RULE 2-01(c)(7)(i)(B) OF REG. S-X.

                  (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                                    2003: 0%
                                    2004: 0%

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

                                     2003 0%
                                     2004 0%

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                                  2003: $65,788
                                  2004: $69,075

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

                                 NOT APPLICABLE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

                                 NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

                                 NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

                                 NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

                                 NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

            NO MATERIAL CHANGES HAVE BEEN MADE TO THE CURRENT POLICY.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

         (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By (Signature and Title)* /s/ Troy A. Sheets       Troy A. Sheets, CFO
                         ------------------------
Date June 7, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Troy A. Sheets      Troy A. Sheets, CFO
                         ------------------------
Date June 7, 2004

By (Signature and Title)* /s/ Jana D. Thompson     Jana D. Thompson, President
                         ------------------------

Date June 7, 2004

* Print the name and title of each signing officer under his or her signature.